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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas	77046
(Address of principal executive offices)	(Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 8/31/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	August 31, 2016

Invesco American Franchise Fund Nasdaq: A: VAFAX ¡ B: VAFBX ¡ C: VAFCX ¡ R: VAFRX ¡ Y: VAFIX ¡ R5: VAFNX ¡ R6: VAFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco American Franchise Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco American Franchise Fund, at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Russell 1000 Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.99%
Class B Shares	7.94
Class C Shares	7.18
Class R Shares	7.70
Class Y Shares	8.26
Class R5 Shares	8.39
Class R6 Shares	8.49
S&P 500 Index▼ (Broad Market Index)	12.55
Russell 1000 Growth Index▼ (Style-Specific Index)	10.54
Lipper Large-Cap Growth Funds Index■ (Peer Group Index)	6.08

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended August 31, 2016, the US economy continued to expand, but the pace of economic growth slowed somewhat as weaker global growth and muted business investment weighed on the US economy. Hiring data were generally mixed, though the unemployment rate continued to decline, ending the reporting period at 4.9%.1 Oil prices remained at depressed levels, ending the reporting period essentially flat, but experiencing significant volatility along the way.

    The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Still, uncertainty about further rate hikes greatly impacted equity markets. US equities posted gains for the reporting period and were fairly volatile.

The reporting period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. However, stocks began 2016 on a negative note, driven by investor concerns about weakness in the Chinese economy, falling oil prices and uncertainty over Fed policy. Markets recovered in late February 2016 and posted gains until June – when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer of 2016.2 In this environment, investors generally favored the perceived safety of government bonds, and more defensive, dividend-paying equities often found in the telecommunications services, utilities and consumer staples sectors.

    During the fiscal year, the Fund produced a solid gain but underperformed its style-specific benchmark, with holdings in some sectors, such as consumer discretionary, energy and industrials outperforming, while holdings in other sectors, such as health care and telecommunication services underperformed the style-specific index.

    On a relative basis, the Fund outperformed its style-specific index by the widest margin in the consumer discretionary sector due to strong stock selection. Within the sector, Amazon.com was the leading contributor to Fund performance. The company reported accelerating revenue growth in the second quarter of 2016, which exceeded quarterly revenue estimates by more than a billion dollars and increased gross profit margins. Sony and Lowe’s were also solid performers in this sector during the fiscal year.

    On an absolute basis, the Fund outperformed its style-specific benchmark by the widest margin in the energy sector, which was quite volatile during the reporting period. In this challenging environment, Pioneer Natural Resources, an oil-focused exploration and production company, was the leading contributor to Fund performance within the sector. Oil field services company Halliburton was also a strong contributor to Fund performance as oil prices began to recover late in the reporting period.

    Strong stock selection in the industrials sector contributed to the Fund’s relative performance, as well. Raytheon was a significant contributor to Fund performance during the reporting period. The company benefited from its defense business as defense budgets improved under a broad set of international threats. Republic Services, a waste collection and disposal company, also benefited Fund performance during the reporting period.

Portfolio Composition
By sector	% of total net assets
Information Technology	37.3%
Consumer Discretionary	22.3
Health Care	17.2
Consumer Staples	6.6
Industrials	4.8
Financials	4.5
Materials	2.4
Energy	2.1
Telecommunication Services	1.4
Money Market Funds
Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*
	% of total net assets
1.	Alphabet Inc.-Class A	7.2%
2.	Facebook Inc.-Class A	6.0
3.	Amazon.com, Inc.	5.7
4.	Apple Inc.	3.5
5.	Lowe’s Cos., Inc.	3.1
6.	Activision Blizzard, Inc.	3.1
7.	Philip Morris International Inc.	2.9
8.	Celgene Corp.	2.8
9.	Sony Corp.	2.7
10.	Broadcom Ltd.	2.6

Total Net Assets	$9.1 billion

Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

4                         Invesco American Franchise Fund

Investors viewed Republic Services as a safe haven within the sector given its lack of cyclical exposure.

    Fund holdings within the health care sector were the largest detractors from both absolute and relative results for the fiscal year. During the fiscal year, biotechnology stocks were punished severely, regardless of company-specific fundamentals; this negatively affected several stocks held by the Fund. Within this sector, two of the largest individual detractors from Fund performance during the reporting period were Alkermes and Gilead Sciences. The volatility within the biotechnology industry was driven by political rhetoric around drug pricing, mixed earnings results and unsustainably high valuations in the small-cap biotech space, which led to significant outflows from biotechnology stocks broadly across the industry. Allergan was also a large detractor from Fund results as the company was expected to merge with another company during the reporting period; however, a regulation issued by the Department of the Treasury stopped the deal and Allergan’s stock fell on the news.

    Underweight exposure in the telecommunication services sector was also a modest detractor from the Fund’s relative performance. In addition, not owning several positive-performing names held by the style-specific index within the telecommunication services sector was a relative detractor from Fund results during the fiscal year. However, the Fund’s lone holding in the sector, Sprint, produced a double-digit positive return and contributed to absolute Fund performance.

    Thank you for your commitment to Invesco American Franchise Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss

Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen

Portfolio Manager, is manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

5 Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco American Franchise Fund

Average Annual Total Returns As of 8/31/16, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	7.35%
10 Years	6.79
5 Years	10.73
1 Year	2.05

Class B Shares
Inception (6/23/05)	7.45%
10 Years	7.00
5 Years	11.74
1 Year	2.94

Class C Shares
Inception (6/23/05)	7.11%
10 Years	6.63
5 Years	11.15
1 Year	6.18

Class R Shares
10 Years	7.12%
5 Years	11.70
1 Year	7.70

Class Y Shares
Inception (6/23/05)	8.15%
10 Years	7.64
5 Years	12.26
1 Year	8.26

Class R5 Shares
10 Years	7.61%
5 Years	12.37
1 Year	8.39

Class R6 Shares
10 Years	7.58%
5 Years	12.38
1 Year	8.49

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1

Average Annual Total Returns As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	6.90%
10 Years	6.67
5 Years	7.59
1 Year	-7.04

Class B Shares
Inception (6/23/05)	7.00%
10 Years	6.86
5 Years	8.53
1 Year	-6.31

Class C Shares
Inception (6/23/05)	6.67%
10 Years	6.49
5 Years	8.01
1 Year	-3.30

Class R Shares
10 Years	7.00%
5 Years	8.55
1 Year	-1.85

Class Y Shares
Inception (6/23/05)	7.70%
10 Years	7.51
5 Years	9.08
1 Year	-1.39

Class R5 Shares
10 Years	7.49%
5 Years	9.20
1 Year	-1.27

Class R6 Shares
10 Years	7.45%
5 Years	9.17
1 Year	-1.21

fees applicable to Class R shares.

    Class R5 shares incepted on December 22, 2010. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.05%, 1.05%, 1.80%, 1.30%, 0.80%, 0.71% and 0.62%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco American Franchise Fund

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Mid-capitalization risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
■	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–98.63%
Aerospace & Defense–2.04%
Honeywell International Inc.	340,571	$39,748,042
Raytheon Co.	1,040,640	145,824,883
		185,572,925

Air Freight & Logistics–0.48%
FedEx Corp.	265,388	43,770,443

Airlines–0.87%
Southwest Airlines Co.	2,139,022	78,887,131

Application Software–1.69%
salesforce.com, inc.(b)	1,933,307	153,543,242

Biotechnology–8.47%
Alexion Pharmaceuticals, Inc.(b)	648,113	81,571,502
Alkermes PLC(b)	1,292,344	56,565,897
Amgen Inc.	1,025,886	174,462,173
Biogen Inc.(b)	307,131	93,868,447
BioMarin Pharmaceutical Inc.(b)	95,853	8,999,638
Celgene Corp.(b)	2,361,676	252,085,296
Gilead Sciences, Inc.	811,749	63,624,887
Vertex Pharmaceuticals Inc.(b)	405,421	38,316,339
		769,494,179

Cable & Satellite–4.33%
Charter Communications, Inc.– Class A(b)(c)	334,900	86,139,629
Comcast Corp.–Class A	1,388,066	90,585,187
DISH Network Corp.–Class A(b)	4,311,513	216,567,298
		393,292,114

Communications Equipment–0.25%
Palo Alto Networks, Inc.(b)	173,898	23,157,997

Consumer Electronics–3.51%
Harman International Industries, Inc.	826,002	69,954,109
Sony Corp. (Japan)	7,730,700	248,461,433
		318,415,542

Consumer Finance–1.13%
Synchrony Financial	3,682,609	102,487,008

Data Processing & Outsourced Services–5.84%
First Data Corp.–Class A(b)(c)	11,337,801	157,822,190
MasterCard, Inc.–Class A	1,527,178	147,571,210
Visa Inc.–Class A	2,778,365	224,769,729
		530,163,129

Distillers & Vintners–0.59%
Constellation Brands, Inc.–Class A	324,914	53,302,142

Environmental & Facilities Services–0.93%
Republic Services, Inc.	1,680,652	84,906,539

	Shares	Value
Fertilizers & Agricultural Chemicals–0.40%
Monsanto Co.	340,195	$36,230,767

Health Care Equipment–0.75%
Medtronic PLC	780,725	67,946,497

Home Entertainment Software–4.14%
Activision Blizzard, Inc.	6,748,413	279,181,846
Electronic Arts Inc.(b)	1,197,193	97,247,987
		376,429,833

Home Improvement Retail–3.12%
Lowe’s Cos., Inc.	3,703,392	283,531,692

Hotels, Resorts & Cruise Lines–2.14%
Carnival Corp.	2,515,495	120,240,661
Royal Caribbean Cruises Ltd.	1,047,601	74,494,907
		194,735,568

Household Appliances–0.91%
Whirlpool Corp.	462,898	82,692,099

Housewares & Specialties–0.45%
Newell Brands, Inc.	762,098	40,452,162

Industrial Gases–1.17%
Air Products and Chemicals, Inc.	681,044	105,984,067

Internet Retail–6.98%
Amazon.com, Inc.(b)	674,259	518,613,053
Priceline Group Inc. (The)(b)	81,417	115,345,906
		633,958,959

Internet Software & Services–14.91%
Alibaba Group Holding Ltd.–ADR (China)(b)(c)	1,659,602	161,296,718
Alphabet Inc.–Class A(b)	826,541	652,843,409
Facebook Inc.–Class A(b)	4,282,915	540,161,240
		1,354,301,367

Investment Banking & Brokerage–0.91%
Charles Schwab Corp. (The)	2,633,850	82,860,921

Life Sciences Tools & Services–1.05%
Thermo Fisher Scientific, Inc.	626,929	95,412,325

Managed Health Care–1.89%
UnitedHealth Group Inc.	1,262,925	171,820,946

Movies & Entertainment–0.47%
Time Warner Inc.	550,330	43,151,375

Oil & Gas Equipment & Services–1.19%
Halliburton Co.	2,512,787	108,074,969

Oil & Gas Exploration & Production–0.94%
Pioneer Natural Resources Co.	474,632	84,982,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Franchise Fund

	Shares	Value
Packaged Foods & Meats–1.23%
Mondelez International, Inc.–Class A	693,826	$31,236,046
Tyson Foods, Inc.–Class A	1,065,301	80,504,797
		111,740,843

Pharmaceuticals–5.03%
Allergan PLC(b)	985,572	231,156,057
Bristol-Myers Squibb Co.	1,272,038	73,002,261
Eli Lilly and Co.	1,017,396	79,102,539
Zoetis Inc.	1,434,664	73,311,330
		456,572,187

Railroads–0.49%
Union Pacific Corp.	469,711	44,871,492

Semiconductors–4.13%
Broadcom Ltd. (Singapore)	1,347,164	237,666,673
NXP Semiconductors N.V. (Netherlands)(b)	1,557,386	137,081,116
		374,747,789

Soft Drinks–0.93%
Monster Beverage Corp.(b)	547,707	84,286,630

Specialized Consumer Services–0.39%
Service Corp. International	1,329,917	35,163,005

Specialized Finance–1.14%
S&P Global Inc.	836,345	103,322,061

Specialized REIT’s–1.30%
American Tower Corp.	1,043,522	118,314,524

Specialty Chemicals–0.80%
Sherwin-Williams Co. (The)	257,406	73,028,656

Systems Software–2.84%
Microsoft Corp.	3,532,143	202,956,937
ServiceNow, Inc.(b)	751,808	54,633,887
		257,590,824

	Shares	Value
Technology Hardware, Storage & Peripherals–3.54%
Apple Inc.	3,030,117	$321,495,414

Tobacco–3.82%
Altria Group, Inc.	1,281,630	84,702,927
Philip Morris International Inc.	2,627,735	262,589,558
		347,292,485

Wireless Telecommunication Services–1.44%
Sprint Corp.(b)	21,111,115	130,466,691
Total Common Stocks & Other Equity Interests (Cost $6,197,618,720)		8,958,451,399

Money Market Funds–0.98%
Government & Agency Portfolio–Institutional Class, 0.29%(d)	53,012,337	53,012,337
Treasury Portfolio–Institutional Class, 0.22%(d)	35,341,558	35,341,558
Total Money Market Funds (Cost $88,353,895)		88,353,895
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.61% (Cost $6,285,972,615)		9,046,805,294

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.09%
Liquid Assets Portfolio–Institutional Class, 0.38% (Cost $8,340,977)(d)(e)	8,340,977	8,340,977
TOTAL INVESTMENTS–99.70% (Cost $6,294,313,592)		9,055,146,271
OTHER ASSETS LESS LIABILITIES–0.30%		27,624,294
NET ASSETS–100.00%		$9,082,770,565

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2016.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $6,197,618,720)*	$8,958,451,399
Investments in affiliated money market funds, at value and cost	96,694,872
Total investments, at value (Cost $6,294,313,592)	9,055,146,271
Foreign currencies, at value (Cost $19)	18
Receivable for:
Investments sold	72,077,786
Fund shares sold	1,586,470
Dividends	6,568,066
Custody expenses reimbursed	526,839
Investment for trustee deferred compensation and retirement plans	2,415,440
Other assets	142,979
Total assets	9,138,463,869

Liabilities:
Payable for:
Investments purchased	28,869,627
Fund shares reacquired	9,436,865
Collateral upon return of securities loaned	8,340,977
Accrued fees to affiliates	5,631,978
Accrued trustees’ and officers’ fees and benefits	22,003
Accrued other operating expenses	645,092
Trustee deferred compensation and retirement plans	2,746,762
Total liabilities	55,693,304
Net assets applicable to shares outstanding	$9,082,770,565

Net assets consist of:
Shares of beneficial interest	$6,158,262,750
Undistributed net investment income (loss)	(6,891,255)
Undistributed net realized gain	170,541,623
Net unrealized appreciation	2,760,857,447
$9,082,770,565

Net Assets:
Class A	$8,253,739,002
Class B	$111,322,662
Class C	$367,232,998
Class R	$28,686,172
Class Y	$147,246,029
Class R5	$53,789,313
Class R6	$120,754,389

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	486,796,898
Class B	6,742,331
Class C	23,073,532
Class R	1,715,446
Class Y	8,552,598
Class R5	3,121,874
Class R6	6,985,996
Class A:
Net asset value per share	$16.96
Maximum offering price per share
(Net asset value of $16.96 ÷ 94.50%)	$17.95
Class B:
Net asset value and offering price per share	$16.51
Class C:
Net asset value and offering price per share	$15.92
Class R:
Net asset value and offering price per share	$16.72
Class Y:
Net asset value and offering price per share	$17.22
Class R5:
Net asset value and offering price per share	$17.23
Class R6:
Net asset value and offering price per share	$17.29

*	At August 31, 2016, securities with an aggregate value of $8,279,200 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $103,991)	$92,972,116
Dividends from affiliated money market funds (includes securities lending income of $201,743)	611,156
Other income	215,152
Total investment income	93,798,424

Expenses:
Advisory fees	53,205,382
Administrative services fees	749,837
Distribution fees:
Class A	20,391,831
Class B	343,400
Class C	3,701,048
Class R	149,437
Transfer agent fees	18,729,659
Transfer agent fees — R5	47,598
Transfer agent fees — R6	4,198
Trustees’ and officers’ fees and benefits	256,432
Registration and filing fees	165,632
Reports to shareholders	1,151,294
Professional services fees	160,109
Other	264,401
Total expenses	99,320,258
Less: Fees waived and expense offset arrangement(s)	(315,973)
Net expenses	99,004,285
Net investment income (loss)	(5,205,861)

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(1,301,875))	394,809,078
Foreign currencies	86,609
394,895,687
Change in net unrealized appreciation of:
Investment securities	299,312,429
Foreign currencies	29,750
299,342,179
Net realized and unrealized gain	694,237,866
Net increase in net assets resulting from operations	$689,032,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(5,205,861)	$(29,804,126)
Net realized gain	394,895,687	664,686,802
Change in net unrealized appreciation (depreciation)	299,342,179	(586,176,125)
Net increase in net assets resulting from operations	689,032,005	48,706,551

Distributions to shareholders from net realized gains:
Class A	(404,436,791)	(784,832,614)
Class B	(7,572,828)	(20,473,568)
Class C	(19,559,023)	(37,732,374)
Class R	(1,576,213)	(2,796,858)
Class Y	(7,356,909)	(13,159,645)
Class R5	(2,447,999)	(4,625,060)
Class R6	(3,991,542)	(11,435,482)
Total distributions from net realized gains	(446,941,305)	(875,055,601)

Share transactions–net:
Class A	(286,789,679)	29,568,935
Class B	(55,638,345)	(64,542,055)
Class C	(19,536,713)	2,440,937
Class R	(2,647,321)	1,750,654
Class Y	(9,414,064)	23,546,565
Class R5	1,812,719	2,253,149
Class R6	26,177,006	(43,605,157)
Net increase (decrease) in net assets resulting from share transactions	(346,036,397)	(48,586,972)
Net increase (decrease) in net assets	(103,945,697)	(874,936,022)

Net assets:
Beginning of year	9,186,716,262	10,061,652,284
End of year (includes undistributed net investment income (loss) of $(6,891,255) and $(17,439,548), respectively)	$9,082,770,565	$9,186,716,262

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

13                         Invesco American Franchise Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco American Franchise Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

15                         Invesco American Franchise Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $197,583.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

16                         Invesco American Franchise Fund

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2016, expenses incurred under these arrangements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $498,079 in front-end sales commissions from the sale of Class A shares and $4,584, $12,311 and $8,635 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2016, the Fund incurred $40,105 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,055,146,271	$—	$—	$9,055,146,271

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016, the Fund engaged in securities purchases of $1,997,842 and securities sales of $4,107,924, which resulted in net realized gains (losses) of $(1,301,875).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $118,390.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17                         Invesco American Franchise Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Long-term capital gain	$446,941,305	$875,055,601

Tax Components of Net Assets at Period-End:

2016
Undistributed long-term gain	$266,688,874
Net unrealized appreciation — investments	2,715,745,155
Net unrealized appreciation — other investments	24,768
Temporary book/tax differences	(2,846,650)
Late-year ordinary loss deferrals	(4,044,605)
Capital loss carryforward	(51,059,727)
Shares of beneficial interest	6,158,262,750
Total net assets	$9,082,770,565

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$51,059,727	$—	$51,059,727

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $5,200,640,331 and $5,975,807,867, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,768,951,001
Aggregate unrealized (depreciation) of investment securities	(53,205,846)
Net unrealized appreciation of investment securities	$2,715,745,155

Cost of investments for tax purposes is $6,339,401,116.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2016, undistributed net investment income (loss) was increased by $15,754,154, undistributed net realized gain was decreased by $169,801 and shares of beneficial interest was decreased by $15,584,353. This reclassification had no effect on the net assets of the Fund.

18                         Invesco American Franchise Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	11,018,677	$178,385,249	11,430,895	$198,025,073
Class B	76,428	1,198,972	114,963	1,953,963
Class C	1,373,794	21,088,137	1,474,703	24,315,642
Class R	385,728	6,135,501	422,057	7,207,296
Class Y	2,425,004	39,927,655	2,828,241	49,644,068
Class R5	866,249	14,040,010	925,325	16,123,386
Class R6	2,687,395	41,141,890	340,306	5,918,560

Issued as reinvestment of dividends:
Class A	23,357,342	381,892,508	45,566,849	740,461,291
Class B	468,373	7,456,502	1,268,110	20,099,547
Class C	1,189,374	18,352,040	2,276,570	35,286,826
Class R	97,598	1,576,212	173,586	2,796,462
Class Y	382,605	6,339,768	691,278	11,350,786
Class R5	147,701	2,447,403	281,944	4,623,889
Class R6	240,310	3,991,543	696,013	11,435,482

Automatic conversion of Class B shares to Class A shares:
Class A	2,986,781	48,313,269	3,624,145	63,022,397
Class B	(3,066,056)	(48,313,269)	(3,714,455)	(63,022,397)

Reacquired:
Class A	(55,216,726)	(895,380,705)	(56,061,210)	(971,939,826)
Class B	(1,015,764)	(15,980,550)	(1,391,879)	(23,573,168)
Class C	(3,870,093)	(58,976,890)	(3,461,721)	(57,161,531)
Class R	(650,883)	(10,359,034)	(483,878)	(8,253,104)
Class Y	(3,373,005)	(55,681,487)	(2,143,896)	(37,448,289)
Class R5	(892,248)	(14,674,694)	(1,073,189)	(18,494,126)
Class R6	(1,111,779)	(18,956,427)	(3,413,210)	(60,959,199)
Net increase (decrease) in share activity	(21,493,195)	$(346,036,397)	371,547	$(48,586,972)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco American Franchise Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$16.49	$(0.01)	$1.30	$1.29	$—	$(0.82)	$(0.82)	$16.96	7.99%		$8,253,739	1.08	%(d)	1.08	%(d)	(0.04	)%(d)	59%
Year ended 08/31/15	18.07	(0.05)	0.08	0.03	—	(1.61)	(1.61)	16.49	0.27		8,320,796	1.05		1.05		(0.28)		74
Year ended 08/31/14	14.82	(0.04)	3.99	3.95	(0.02)	(0.68)	(0.70)	18.07	27.22		9,034,217	1.08		1.08		(0.27)		77
Year ended 08/31/13	12.47	0.02	2.33	2.35	(0.00)	—	(0.00)	14.82	18.89		5,428,321	1.06		1.14		0.17		80
Year ended 08/31/12	11.72	(0.01)	0.88	0.87	—	(0.12)	(0.12)	12.47	7.55		4,728,364	1.05		1.18		(0.05)		96
Class B
Year ended 08/31/16	16.08	(0.01)	1.26	1.25	—	(0.82)	(0.82)	16.51	7.94	(e)	111,323	1.08	(d)(e)	1.08	(d)(e)	(0.04	)(d)(e)	59
Year ended 08/31/15	17.66	(0.05)	0.08	0.03	—	(1.61)	(1.61)	16.08	0.27	(e)	165,265	1.05	(e)	1.05	(e)	(0.28	)(e)	74
Year ended 08/31/14	14.50	(0.04)	3.90	3.86	(0.02)	(0.68)	(0.70)	17.66	27.20	(e)	247,220	1.08	(e)	1.08	(e)	(0.27	)(e)	77
Year ended 08/31/13	12.20	0.02	2.28	2.30	(0.00)	—	(0.00)	14.50	18.90	(e)	226,796	1.06	(e)	1.14	(e)	0.17	(e)	80
Year ended 08/31/12	11.47	(0.01)	0.86	0.85	—	(0.12)	(0.12)	12.20	7.54	(e)	273,177	1.05	(e)	1.18	(e)	(0.05	)(e)	96
Class C
Year ended 08/31/16	15.64	(0.12)	1.22	1.10	—	(0.82)	(0.82)	15.92	7.18		367,233	1.83	(d)	1.83	(d)	(0.79	)(d)	59
Year ended 08/31/15	17.34	(0.17)	0.08	(0.09)	—	(1.61)	(1.61)	15.64	(0.46)		381,264	1.80		1.80		(1.03)		74
Year ended 08/31/14	14.34	(0.16)	3.84	3.68	—	(0.68)	(0.68)	17.34	26.23		417,687	1.83		1.83		(1.02)		77
Year ended 08/31/13	12.16	(0.08)	2.26	2.18	—	—	—	14.34	17.93		271,960	1.81		1.89		(0.58)		80
Year ended 08/31/12	11.51	(0.09)	0.86	0.77	—	(0.12)	(0.12)	12.16	6.82		252,685	1.80		1.93		(0.80)		96
Class R
Year ended 08/31/16	16.31	(0.05)	1.28	1.23	—	(0.82)	(0.82)	16.72	7.70		28,686	1.33	(d)	1.33	(d)	(0.29	)(d)	59
Year ended 08/31/15	17.93	(0.09)	0.08	(0.01)	—	(1.61)	(1.61)	16.31	0.03		30,716	1.30		1.30		(0.53)		74
Year ended 08/31/14	14.74	(0.09)	3.96	3.87	—	(0.68)	(0.68)	17.93	26.83		31,760	1.33		1.33		(0.52)		77
Year ended 08/31/13	12.43	(0.01)	2.32	2.31	—	—	—	14.74	18.58		19,576	1.31		1.39		(0.08)		80
Year ended 08/31/12	11.71	(0.04)	0.88	0.84	—	(0.12)	(0.12)	12.43	7.30		18,746	1.30		1.43		(0.30)		96
Class Y
Year ended 08/31/16	16.69	0.04	1.31	1.35	—	(0.82)	(0.82)	17.22	8.26		147,246	0.83	(d)	0.83	(d)	0.21	(d)	59
Year ended 08/31/15	18.22	(0.01)	0.09	0.08	—	(1.61)	(1.61)	16.69	0.56		152,179	0.80		0.80		(0.03)		74
Year ended 08/31/14	14.93	(0.00)	4.01	4.01	(0.04)	(0.68)	(0.72)	18.22	27.48		141,094	0.83		0.83		(0.02)		77
Year ended 08/31/13	12.57	0.06	2.34	2.40	(0.04)	—	(0.04)	14.93	19.13		92,418	0.81		0.89		0.42		80
Year ended 08/31/12	11.78	0.02	0.89	0.91	—	(0.12)	(0.12)	12.57	7.86		99,758	0.80		0.93		0.20		96
Class R5
Year ended 08/31/16	16.68	0.05	1.32	1.37	—	(0.82)	(0.82)	17.23	8.39		53,789	0.71	(d)	0.71	(d)	0.33	(d)	59
Year ended 08/31/15	18.20	0.01	0.08	0.09	—	(1.61)	(1.61)	16.68	0.62		50,052	0.71		0.71		0.06		74
Year ended 08/31/14	14.90	0.02	4.01	4.03	(0.05)	(0.68)	(0.73)	18.20	27.65		52,164	0.70		0.70		0.11		77
Year ended 08/31/13	12.55	0.06	2.34	2.40	(0.05)	—	(0.05)	14.90	19.22		151,535	0.75		0.75		0.48		80
Year ended 08/31/12	11.75	0.04	0.88	0.92	—	(0.12)	(0.12)	12.55	7.96		301,283	0.69		0.69		0.31		96
Class R6
Year ended 08/31/16	16.72	0.07	1.32	1.39	—	(0.82)	(0.82)	17.29	8.49		120,754	0.63	(d)	0.63	(d)	0.42	(d)	59
Year ended 08/31/15	18.22	0.03	0.08	0.11	—	(1.61)	(1.61)	16.72	0.73		86,444	0.62		0.62		0.15		74
Year ended 08/31/14	14.92	0.03	4.01	4.04	(0.06)	(0.68)	(0.74)	18.22	27.69		137,509	0.63		0.63		0.18		77
Year ended 08/31/13(f)	13.03	0.07	1.87	1.94	(0.05)	—	(0.05)	14.92	14.98		113,955	0.65	(g)	0.65	(g)	0.58	(g)	80

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2014, the portfolio turnover calculation excludes the value of securities purchased of $1,921,954,452 and sales of $1,568,687,370 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Constellation Fund into the Fund. For the year ended August 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $279,161,573 and sales of $299,305,234 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Leisure Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,156,732, $137,360, $370,105, $29,887, $143,767, $51,671 and $105,043 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

20                         Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

21                         Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,145.20	$5.77	$1,019.76	$5.43	1.07%
B	1,000.00	1,144.10	5.77	1,019.76	5.43	1.07
C	1,000.00	1,140.40	9.79	1,015.99	9.22	1.82
R	1,000.00	1,142.90	7.11	1,018.50	6.70	1.32
Y	1,000.00	1,146.50	4.42	1,021.01	4.17	0.82
R5	1,000.00	1,146.40	3.83	1,021.57	3.61	0.71
R6	1,000.00	1,147.30	3.35	1,022.02	3.15	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco American Franchise Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the second quintile for the three year period, and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and above the performance of the Index for the three year period. Invesco Advisers noted that the markets had been challenging for the Fund’s trend driven investment process. The Trustees also reviewed

23                         Invesco American Franchise Fund

more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the

Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$446,941,305
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco American Franchise Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                            VK-AMFR-AR-1                                     Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016

Invesco California Tax-Free Income Fund
Nasdaq:
A: CLFAX ¡ B: CLFBX ¡ C: CLFCX ¡ Y: CLFDX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco California Tax-Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco California Tax- Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond California 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.37%
Class B Shares	8.41
Class C Shares	7.88
Class Y Shares	8.70
S&P Municipal Bond Index▼ (Broad Market Index)	7.03
S&P Municipal Bond California 5+ Year Investment Grade Index▼ (Style-Specific Index)	8.61
Lipper California Municipal Debt Funds Index■ (Peer Group Index)	8.10

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the reporting period, California’s fiscal situation continued to improve, buoyed by economic growth, a steady unemployment rate and an improving housing market. The state benefits from a large, diverse economy, high wealth levels and a moderate debt burden. The population of California, the nation’s most populous state, grew by an estimated 5.1% between 2010 and 2015.1 California’s economy is the nation’s largest, its per capita income and median household income remain strong, and the unemployment rate of 5.4% in June 2016 was a dramatic improvement from a peak of 12.2% in October 2010.2 In August 2016, Fitch upgraded California’s general obligation bond rating to AA- from A+ with a stable outlook, while Moody’s and Standard & Poor’s maintained a rating of Aa3 with a stable outlook and a rating of AA- with a stable outlook, respectively.3

    California’s financial performance has been volatile relative to most states with revenues sensitive to both gross domestic product and stock market performance. This stems from a high percentage of California’s total personal income taxes coming from a relatively small number of high-income citizens, which can make the state’s tax collections vary widely. Passage of temporary tax increases in 2012 improved the state’s financial standing, but it also increased the sensitivity of tax revenues to the economic cycle. An extension of the temporary tax increase will be on the November 2016 state ballot. In 2014, California voters approved a constitutional amendment that created a rainy day fund for the state if specific spending criteria are met, or in the event of a natural disaster. This rainy day fund may provide the state with greater flexibility during periods of economic weakness. California’s constitution establishes a high priority for the repayment of the state’s general obligation bonds; this priority of payments may provide general obligation bondholders some reassurance during periods of weak economic and revenue growth.

    For the reporting period, investment grade municipal bonds, as measured by the S&P Municipal Bond Index, returned 7.03%. California municipal bonds, as measured by the S&P Municipal Bond California 5+ Year Investment Grade Index, returned 8.61%. This strong performance occurred despite investor anxiety over the potential for rising interest rates, uncertainty related to Brexit, energy prices and the potential for defaults by Chicago and Puerto Rico.

    The municipal market benefited from a number of favorable technical factors during the fiscal year, including expectations of a flatter yield curve, strong demand and a lower-than-expected supply of municipal securities. US tax-exempt bonds emerged as the best-performing domestic asset class in 2015, bolstered by constrained supply and high demand, historically low US interest rates and positive US economic conditions.

    The US municipal bond market was one of the few sectors that exhibited relative stability in the midst of a global sell-off in equities, commodities and high yield corporate bonds. Although municipal bonds emerged relatively unscathed from energy-related jitters in the second half of 2015, the tax-exempt market was not without its ups and downs during 2015. Dominating municipal headlines were the budget impasses in Illinois and Pennsylvania, Chicago’s unfunded pension liabilities and the threat of default from Puerto Rico. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance during the reporting period. Global economic developments, including concern over China’s economic weakness, accommodative European Central Bank monetary policy and slumping energy prices,

Portfolio Composition

By credit sector, based on total investments

Revenue Bonds	73.6%
General Obligation Bonds	13.4
Pre-refunded Bonds	11.6
Other	1.4

Top Five Debt Holdings

% of total net assets

1.	Southern California Metropolitan Water District; Series 2009 B	2.1%
2.	California State University; Series 2012 A	1.8
3.	Long Beach (City of) Financing Authority; Series 1992	1.4
4.	San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C	1.4
5.	Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1	1.3

Total Net Assets	$462.3 million

Total Number of Holdings	277

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2016.

4 Invesco California Tax-Free Income Fund

supported increased demand for municipals. In addition, municipal bond prices further benefited from low supply during the reporting period.

    The municipal market was able to avoid the traditional period of seasonal weakness during the reporting period. Historically, March has been one of the poorer-performing months for municipal bonds. This typically occurs because of a supply overhang that is created as March tends to bring the fourth-highest new-issue volume of the calendar year during a period when investors typically are selling municipal bonds ahead of April’s tax deadline. The result is a period of elevated supply and reduced demand, which in turn depresses prices and often results in poor performance. This tax effect is most pronounced in years following strong stock market performance, since higher capital gains mean higher taxes – and a greater need for investors to raise cash to pay the bill. Given the lackluster performance of stocks in 2015, there was much less selling required and municipals were able to avoid the seasonal pressure in March 2016.

    Over the reporting period, security selection in intermediate-to-long duration bonds benefited the Fund’s performance versus its style-specific benchmark, while allocations to short-maturity bonds slightly offset these gains. Security selection in bonds with coupons between 4.5% and 6.0% and security selection in tobacco settlement bonds added to the Fund’s relative performance. Underweight exposure to California general obligation bonds versus the Fund’s style-specific benchmark also added to the Fund’s relative performance, but the gains were offset by the Fund’s overweight exposure to prerefunded bonds and security selection in the appropriation sector, which detracted from the Fund’s relative performance.

    During the reporting period, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility.

    Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.

1	Source: US Census Bureau
2	Source: Bureau of Labor Statistics
3	Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. If securities are rated differently by the rating agencies, the higher rating is applied. For more information on the rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings. com and select “Ratings Definitions” on the homepage; and www.moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris

Portfolio Manager and Head of Portfolio Management and Trading for the Invesco municipal bond team, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly

Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly

Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips

Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams

Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5 Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco California Tax-Free Income Fund

Average Annual Total Returns As of 8/31/16, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	4.54%
10 Years	4.36
5 Years	5.41
1 Year	3.74

Class B Shares
Inception (7/11/84)	6.28%
10 Years	4.86
5 Years	6.06
1 Year	3.41

Class C Shares
Inception (7/28/97)	4.26%
10 Years	4.30
5 Years	5.79
1 Year	6.88

Class Y Shares
Inception (7/28/97)	5.04%
10 Years	5.09
5 Years	6.59
1 Year	8.70

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.91%,

Average Annual Total Returns As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	4.57%
10 Years	4.62
5 Years	6.07
1 Year	4.93

Class B Shares
Inception (7/11/84)	6.31%
10 Years	5.12
5 Years	6.72
1 Year	4.60

Class C Shares
Inception (7/28/97)	4.31%
10 Years	4.57
5 Years	6.46
1 Year	8.05

Class Y Shares
Inception (7/28/97)	5.08%
10 Years	5.35
5 Years	7.25
1 Year	9.80

0.88%, 1.41% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco California Tax-Free Income Fund

California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	California and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Califor-nia municipal securities than a fund which does not focus its investments in such issuers. As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco California Tax-Free Income Fund

■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
■	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
■	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders,

administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
■	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond California 5+ Year Investment Grade Index is an unmanaged index considered representative of investment-grade municipal bonds issued in California with maturities of five years or greater.
■	The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco California Tax-Free Income Fund

Schedule of Investments

August 31, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–107.79%
California–103.26%
ABAG Finance Authority For Nonprofit Corps. (Sharp HealthCare); Series 2014 A, RB	5.00%	08/01/2043	$500	$595,015
Alameda (County of) Corridor Transportation Authority;
Series 2016 B, Ref. Second Sub. Lien RB	5.00%	10/01/2037	1,000	1,217,600
Series 2016 B, Ref. Tax-Exempt Second Sub. Lien RB	5.00%	10/01/2034	1,000	1,228,590
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/2040	1,575	1,784,365
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/2020	1,925	1,819,895
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease RB (INS–AGM)(a)	6.00%	09/01/2016	2,110	2,110,000
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/2036	2,500	2,953,075
Antelope Valley-East Kern Water Agency;
Series 2016, Ref. Water RB	5.00%	06/01/2036	650	807,612
Series 2016, Ref. Water RB	5.00%	06/01/2037	1,000	1,240,500
Arcadia Unified School District (Election of 2006); Series 2007 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/2037	1,500	1,526,970
Bakersfield (City of); Series 2007 A, Wastewater RB(c)(d)	5.00%	09/15/2017	2,215	2,318,175
Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS–AMBAC)(a)	5.25%	07/01/2017	535	544,635
Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(c)(d)(e)	5.00%	04/01/2018	1,250	1,337,563
Series 2008 F-1, Toll Bridge RB(c)(d)	5.00%	04/01/2018	2,500	2,675,125
Series 2009 F-1, Toll Bridge RB(c)(d)(e)	5.13%	04/01/2019	1,490	1,663,183
Series 2009 F-1, Toll Bridge RB(c)(d)(e)	5.25%	04/01/2019	4,676	5,234,449
Series 2009 F-1, Toll Bridge RB(c)(d)(e)	5.25%	04/01/2019	5,218	5,841,477
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,359,968
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/2026	1,465	1,224,681
Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/2032	3,045	2,091,123
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS–AGM)(a)	5.50%	08/01/2018	1,090	1,094,567
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	3,245	4,003,649
California (State of) (Kindergarten University Public Education Facilities); Series 2004 B-3, VRD Unlimited Tax GO Bonds (LOC–Citibank, N.A.)(f)(g)	0.49%	05/01/2034	5,800	5,800,000
California (State of) Educational Facilities Authority (Claremont McKenna College); Series 2007, RB(e)	5.00%	01/01/2038	2,100	2,219,910
California (State of) Educational Facilities Authority (Pepperdine University); Series 2016, Ref. RB	5.00%	10/01/2049	1,000	1,235,630
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB	6.00%	04/01/2040	2,000	2,348,220
California (State of) Educational Facilities Authority (Stanford University); Series 2007 T-1, RB(e)	5.00%	03/15/2039	3,181	4,599,797
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(e)	5.25%	10/01/2039	1,800	1,966,824
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB	5.75%	09/01/2039	500	575,605
California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB	6.00%	07/01/2039	500	570,715
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,848,575
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,631,357
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,562,638
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,244,400
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB	5.00%	08/15/2039	1,050	1,169,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(a)	5.25%	07/01/2038	$2,950	$3,322,939
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2016 B, RB	5.00%	08/15/2055	1,750	2,122,960
California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB(c)(d)	6.50%	10/01/2018	20	22,439
Series 2008, RB(c)(d)	6.50%	10/01/2018	980	1,099,521
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health); Series 2016 A, Ref. RB	4.00%	10/01/2047	1,000	1,117,060
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	4,000	4,506,160
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,189,290
California (State of) Health Facilities Financing Authority (Stanford Health Care); Series 2015 A, RB	5.00%	08/15/2054	825	990,974
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/2040	2,000	2,398,580
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2011 B, RB	5.50%	08/15/2026	1,000	1,178,640
Series 2016 B, Ref. RB	5.00%	11/15/2046	1,925	2,389,387
California (State of) Municipal Finance Authority (American Heritage Education Foundation);
Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,157,930
Series 2016 A, Ref. RB	5.00%	06/01/2046	1,140	1,310,726
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	1,200	1,419,624
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,668,770
California (State of) Municipal Finance Authority (Caritas Projects); Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,728,510
California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group);
Series 2007, COP(c)(d)	5.00%	02/01/2017	985	1,003,065
Series 2007, COP(c)(d)	5.25%	02/01/2017	205	208,973
Series 2007, COP	5.00%	02/01/2020	1,400	1,424,038
Series 2007, COP	5.25%	02/01/2037	295	299,319
California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB	5.50%	07/01/2030	1,000	1,112,660
Series 2010 A, RB	5.75%	07/01/2040	1,500	1,673,880
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/2033	1,315	1,561,050
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	706,341
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB	6.13%	06/01/2030	1,000	1,162,940
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(h)(i)	5.00%	07/01/2037	3,000	3,387,270
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB(h)	3.00%	11/01/2025	1,500	1,603,470
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,378,360
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,640,080
California (State of) Public Works Board (Various State Universities); Series 2013 H, Lease RB(c)(d)	5.00%	09/01/2023	1,000	1,263,720
California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, School Facility RB	6.30%	07/01/2043	840	1,019,298
Series 2015, School Facility RB(i)	5.00%	07/01/2045	615	709,981
California (State of) School Finance Authority (Aspire Public Schools);
Series 2015 A, Ref. Charter School RB(i)	5.00%	08/01/2045	1,000	1,148,960
Series 2016, Ref. Charter School RB(i)	5.00%	08/01/2046	750	861,090
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, School Facility RB(i)	5.00%	08/01/2045	1,500	1,695,945
California (State of) School Finance Authority (KIPP LA); Series 2015 A, Facilities RB(i)	5.00%	07/01/2045	500	570,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Adventist Health System);
Series 2015, Ref. RB	5.00%	03/01/2033	$775	$962,744
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,794,089
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	820	940,089
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,293,320
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.40%	11/01/2027	1,785	1,857,757
Series 2014 A, RB	5.13%	11/01/2023	715	795,952
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,928,126
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS–AGM)(a)	5.25%	10/01/2043	600	721,290
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	885,248
California (State of) Statewide Communities Development Authority (John Muir Health);
Series 2016 A, Ref. RB	5.00%	08/15/2046	2,425	2,971,934
Series 2016 A, Ref. RB	5.00%	08/15/2051	1,000	1,221,280
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	1,500	1,753,080
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(c)(d)	6.75%	08/01/2019	445	523,458
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(i)	6.25%	11/15/2019	1,650	1,769,972
Series 2009, Senior Living RB(i)	7.25%	11/15/2041	500	582,365
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/2032	1,000	1,101,970
California (State of) Statewide Communities Development Authority (University of California — Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	2,000	2,325,560
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, Tobacco Settlement CAB Turbo RB(b)	0.00%	06/01/2046	8,000	1,239,920
California (State of);
Series 2003 C-4, VRD Unlimited Tax GO Bonds (LOC–U.S. Bank, N.A.)(f)(g)	0.56%	05/01/2033	1,000	1,000,000
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,630,150
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	2,032,467
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	1,250	1,416,813
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,501,630
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,909,669
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,967,100
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,211,190
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,242,950
California County Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(b)	0.00%	06/01/2033	1,645	629,426
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group);
Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,217,230
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	5,127,852
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,394,160
California Infrastructure & Economic Development Bank (The Walt Disney Family Museum);
Series 2016, Ref. RB	5.00%	02/01/2030	200	252,438
Series 2016, Ref. RB	5.00%	02/01/2031	300	376,893
California Infrastructure & Economic Development Bank; Series 2016 A, RB	4.00%	10/01/2034	1,400	1,619,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California State University;
Series 2009 A, Systemwide RB(c)(d)	5.25%	05/01/2019	$1,000	$1,125,330
Series 2012 A, Systemwide RB(e)	5.00%	11/01/2037	6,750	8,132,670
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (INS–AMBAC)(a)	5.00%	11/01/2033	725	761,344
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/2029	735	532,669
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds(c)(d)	5.00%	08/01/2017	2,500	2,604,000
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/2036	2,000	2,295,620
Eastern Municipal Water District Financing Authority; Series 2016 B, Ref. Water and Wastewaster RB	4.00%	07/01/2035	2,000	2,294,780
Eastern Municipal Water District;
Series 2016 A, Ref. Water and Wastewater RB	5.00%	07/01/2028	1,025	1,333,320
Series 2016 A, Ref. Water and Wastewater RB	5.00%	07/01/2033	1,005	1,273,928
Series 2016 A, Ref. Water and Wastewater RB	5.00%	07/01/2045	1,000	1,243,350
Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/2034	1,000	1,146,130
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds(c)(d)	5.50%	06/01/2019	1,000	1,133,390
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/2033	4,430	2,639,261
Emeryville (City of) Public Financing Authority (Alameda County);
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/2032	445	539,945
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/2033	385	465,565
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/2034	500	603,000
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/2032	1,800	1,979,658
Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS–AMBAC)(a)	5.38%	09/01/2025	1,500	1,505,940
Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/2021	1,480	1,483,596
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS–AGM)(a)(b)	0.00%	01/15/2035	2,745	1,522,267
Fremont Community Facilities District No. 1 (Pacific Commons);
Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	945,979
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	1,037,610
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,319,268
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,263,332
Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/2029	615	482,701
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/2031	2,235	1,681,927
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/2029	4,735	3,360,429
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/2031	1,415	931,169
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/2024	2,425	2,434,166
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	2,740	2,783,813
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	3,440	3,473,884
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	2,000	2,008,080
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,407,840
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	847,247
Hollister Joint Powers Financing Authority; Series 2016, Ref. Wastewater RB (INC–AGM)(a)	5.00%	06/01/2036	1,270	1,571,676
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS–AMBAC)(a)	5.25%	05/01/2023	1,000	1,128,620
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	1,655	1,663,590
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB RB(b)	0.00%	06/01/2036	5,000	1,321,350
Series 2007 C-2, Tobacco Settlement Asset-Backed CAB Turbo RB(b)	0.00%	06/01/2047	10,000	1,288,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1);
Series 2014, Special Tax RB	5.00%	09/01/2044	$445	$510,722
Series 2014, Special Tax RB	5.00%	09/01/2049	445	510,308
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	515	599,980
Irvine Unified School District; Series 2015, Ref. Special Tax RB	5.00%	09/01/2038	3,500	4,231,850
Kern (County of) (Capital Improvments); Series 2009 A, COP (INS–AGC)(a)	5.75%	08/01/2035	1,000	1,111,410
Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, Water Revenue COP(c)(d)	5.00%	05/01/2018	1,700	1,824,984
Lake Elsinore (City of) Public Financing Authority;
Series 2015, Ref. Special Tax RB	5.00%	09/01/2022	155	182,477
Series 2015, Ref. Special Tax RB	5.00%	09/01/2024	450	543,177
Lodi (City of);
Series 2007 A, Wastewater System Revenue COP(c)(d)	5.00%	10/01/2017	740	776,423
Series 2007 A, Wastewater System Revenue COP (INS–AGM)(a)	5.00%	10/01/2037	260	272,051
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,336,940
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,656,007
Long Beach (City of) Financing Authority; Series 1992, RB (INS–AMBAC)(a)	6.00%	11/01/2017	6,570	6,689,771
Long Beach (City of);
Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	2,500	2,824,125
Series 2015, Marina System RB	5.00%	05/15/2025	480	584,731
Series 2015, Marina System RB	5.00%	05/15/2045	1,615	1,867,489
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista–Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	709,584
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,852,000
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,135,330
Series 2013, RB(h)	5.00%	05/15/2043	3,000	3,484,380
Los Angeles (City of) Department of Airports; Series 2015 C, Ref. Sub. RB	5.00%	05/15/2038	1,000	1,223,360
Los Angeles (City of) Department of Water & Power;
Series 2011 A, Power System RB(e)	5.00%	07/01/2022	1,800	2,138,904
Series 2011 A, Water System RB	5.25%	07/01/2039	1,500	1,766,175
Series 2016 A, Ref. Water System RB	5.00%	07/01/2041	2,000	2,485,380
Subseries 2007 A-1, Power System RB (INS–AMBAC)(a)	5.00%	07/01/2037	1,000	1,034,760
Subseries 2008 A-1, Power System RB	5.25%	07/01/2038	2,000	2,162,220
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB(h)	5.00%	08/01/2036	1,000	1,193,580
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds(c)(d)(e)	5.00%	08/01/2018	2,000	2,168,920
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS–AMBAC)(a)(b)	0.00%	08/01/2024	1,265	1,057,161
Los Angeles Municipal Improvement Corp. Series 2016 B, Ref. Real Property Lease RB	5.00%	11/01/2036	3,000	3,678,600
Los Angeles Unified School District (Election of 2004);
Series 2007 H, Unlimited Tax GO Bonds(c)(d)	5.00%	07/01/2017	1,000	1,037,840
Series 2009 I, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	01/01/2034	3,000	3,363,510
M-S-R Energy Authority; Series 2009 B, Gas RB	6.13%	11/01/2029	1,600	2,155,040
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/2035	940	527,255
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	10/01/2020	915	918,203
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds(c)(d)	5.25%	08/01/2019	1,000	1,133,970
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/2031	840	541,120
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(i)	6.50%	03/01/2028	1,000	1,074,260
Mt. San Antonio (City of) Community College District (Election 2008); Series 2013 A, Unlimited Tax Conv. CAB GO Bonds(j)	6.25%	08/01/2043	1,285	1,143,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Napa Valley Unified School District; Series 2016 C, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	$2,000	$2,498,480
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/2032	1,500	1,888,515
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/2034	1,000	1,129,150
Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,554,475
Oakland Unified School District (County of Alameda, California); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,303,613
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village);
Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	148,269
Series 2015 A, Special Tax RB	5.25%	08/15/2045	615	733,074
Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/2039	2,000	2,235,120
Panama-Buena Vista Union School District (School Construction); Series 2006, COP(c)(d)	5.00%	09/01/2016	1,045	1,045,000
Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds(c)(d)	5.25%	08/01/2017	1,600	1,670,368
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds(c)(d)	5.50%	08/01/2018	1,000	1,094,380
Pomona (City of) Public Financing Authority (Merged Redevelopment); Series 2007 AW, Sub. RB	5.13%	02/01/2033	1,075	1,076,591
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS–NATL)(a)	6.00%	04/01/2019	650	694,928
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	1,000	1,158,810
Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/2034	1,000	1,043,010
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/2023	1,400	1,405,110
Regents of the University of California;
Series 2009 E, Medical Center Pooled RB(d)	5.50%	05/15/2017	2,500	2,613,650
Series 2009 O, General RB(c)(d)(e)	5.75%	05/15/2019	705	802,699
Series 2009 O, General RB(c)(d)(e)	5.75%	05/15/2019	1,050	1,195,509
Series 2009 Q, General RB(e)(k)	5.00%	05/15/2034	920	957,113
Series 2016 L, Ref. Medical Center Pooled RB(e)	5.00%	05/15/2041	3,420	4,232,421
Riverside (City of);
Series 2008 B, Water RB (INS–AGM)(a)	5.00%	10/01/2033	1,000	1,089,920
Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/2038	1,800	1,948,158
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,163,840
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/2032	1,500	1,724,115
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,151,610
Sacramento (City of) Municipal Utility District; Series 2016 D, Ref. Electric RB	5.00%	08/15/2027	1,500	1,997,325
Sacramento (County of);
Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/2032	1,000	1,073,330
Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/2041	1,015	1,089,430
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,494,118
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,489,600
San Clemente (City of) (Community Facilities District 2006-1); Series 2015, Special Tax RB	5.00%	09/01/2040	315	364,997
San Diego (City of) Public Facilities Financing Authority (Ballpark Refunding); Series 2016, Ref. Lease RB	5.00%	10/15/2031	1,525	1,898,960
San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (INS–AGC)(a)	5.25%	10/01/2027	2,535	2,614,016
San Diego (City of) Public Facilities Financing Authority;
Series 2016 A, Ref. Sr. Sewer RB	5.00%	05/15/2039	1,565	1,956,892
Series 2016 B, Ref. Sub. Water RB	5.00%	08/01/2036	1,500	1,876,890
Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,681,545
San Diego (City of) Regional Building Authority (County Operations Center); Series 2016 A, Ref. RB	5.00%	10/15/2034	1,500	1,867,830
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB(e)	5.00%	04/01/2048	2,980	3,589,912
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(e)	5.25%	08/01/2033	1,500	1,698,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds	5.00%	08/01/2031	$2,500	$2,933,525
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	6.00%	05/01/2039	1,000	1,138,640
Series 2011 C, Ref. Second Series RB(h)	5.00%	05/01/2023	5,000	5,852,400
Series 2011 G, Second Series RB	5.25%	05/01/2028	2,000	2,382,600
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	4,000	4,725,440
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB(c)(d)	6.75%	02/01/2021	1,000	1,257,020
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB(c)(d)	7.00%	02/01/2021	500	633,920
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment);
Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	1,060	1,248,415
Series 2016 B, Tax Allocation RB	5.00%	08/01/2036	350	429,877
Series 2016 B, Tax Allocation RB (INS–NATL)(a)	5.00%	08/01/2043	1,100	1,358,698
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	566,725
San Francisco (City of) Bay Area Rapid Transit District;
Series 2012 A, RB	5.00%	07/01/2036	1,000	1,205,020
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,890,360
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/2044	2,000	2,258,220
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/2031	3,110	2,056,985
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(a)	5.00%	08/01/2030	1,500	1,730,985
San Mateo (City of) Union High School District (Election 2010); Series 2011 A, Unlimited Tax Conv. CAB GO Bonds(j)	6.70%	09/01/2041	1,215	1,132,344
Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB(c)(d)	5.25%	05/15/2018	3,000	3,236,190
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,186,600
Series 2013, Special Tax RB	5.63%	09/01/2043	1,000	1,178,680
Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	825	940,797
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	715	814,263
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	465	531,453
Sierra View Local Health Care District; Series 2007, RB(c)(d)	5.25%	07/01/2017	1,500	1,559,235
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB(b)	0.00%	06/01/2036	4,000	1,337,680
Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/2028	3,480	2,558,426
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/2030	2,765	1,881,610
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	1,029,474
Southern California Metropolitan Water District; Series 2009 B, Ref. RB(e)	5.00%	07/01/2027	8,585	9,578,971
Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011-1, RB(e)	5.25%	07/01/2031	2,100	2,459,373
Series 2011-1, RB(e)	5.25%	07/01/2029	2,115	2,513,868
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	3,840	3,840,230
Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–NATL)(a)	5.13%	08/01/2027	2,150	2,163,265
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB	5.00%	04/01/2041	1,000	1,148,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB	5.00%	09/01/2038	$3,000	$3,548,040
Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(a)	5.13%	03/01/2036	1,475	1,613,989
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,355,680
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/2025	2,500	2,062,350
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.63%	09/01/2039	1,000	1,125,900
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,756,320
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/2024	4,685	4,109,495
				477,355,711

Guam–1.94%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB(c)(d)	5.38%	12/01/2019	1,000	1,145,880
Series 2009 A, Limited Obligation RB(c)(d)	5.63%	12/01/2019	660	761,567
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2034	1,000	1,201,720
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2046	1,750	2,084,040
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(h)	6.25%	10/01/2034	1,000	1,226,730
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	765	879,712
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,654,020
				8,953,669

Puerto Rico–0.83%
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2002 D, RB(c)(d)	5.45%	07/01/2017	3,680	3,830,807

Virgin Islands–1.76%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB(h)	5.00%	09/01/2029	1,645	1,931,098
Series 2014 A, Ref. RB(h)	5.00%	09/01/2033	1,500	1,737,390
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	1,675	1,746,456
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	1,600	1,606,672
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB(i)	5.00%	09/01/2033	1,000	1,145,690
				8,167,306
TOTAL INVESTMENTS(l)–107.79% (Cost $445,157,605)				498,307,493
FLOATING RATE NOTE OBLIGATIONS–(7.73)%
Notes with interest and fee rates ranging from 1.08% to 1.17% at 08/31/16 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2048 (See Note 1J)(m)				(35,745,000)
OTHER ASSETS LESS LIABILITIES–(0.06)%				(273,535)
NET ASSETS–100.00%				$462,288,958

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
COP	– Certificates of Participation
GO	– General Obligation
INS	– Insurer
Jr.	– Junior

LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco California Tax-Free Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Zero coupon bond issued at a discount.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2016.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Security subject to the alternative minimum tax.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2016 was $12,946,498, which represented 2.80% of the Fund’s Net Assets.
(j)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(l)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	6.9%

(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2016. At August 31, 2016, the Fund’s investments with a value of $62,332,478 are held by TOB Trusts and serve as collateral for the $35,745,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $445,157,605)	$498,307,493
Receivable for:
Investments sold	205,000
Fund shares sold	1,695,072
Interest	5,829,836
Investment for trustee deferred compensation and retirement plans	57,125
Other assets	29,008
Total assets	506,123,534

Liabilities:
Floating rate note obligations	35,745,000
Payable for:
Investments purchased	3,402,480
Fund shares reacquired	710,500
Amount due custodian	3,129,517
Dividends	517,766
Accrued fees to affiliates	154,892
Accrued trustees’ and officers’ fees and benefits	3,899
Accrued other operating expenses	49,453
Trustee deferred compensation and retirement plans	121,069
Total liabilities	43,834,576
Net assets applicable to shares outstanding	$462,288,958

Net assets consist of:
Shares of beneficial interest	$435,883,527
Undistributed net investment income	1,374,790
Undistributed net realized gain (loss)	(28,119,247)
Net unrealized appreciation	53,149,888
$462,288,958

Net Assets:
Class A	$353,371,740
Class B	$12,688,936
Class C	$57,137,100
Class Y	$39,091,182

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	27,981,955
Class B	995,349
Class C	4,495,101
Class Y	3,083,344
Class A:
Net asset value per share	$12.63
Maximum offering price per share
(Net asset value of $12.63 ÷ 95.75%)	$13.19
Class B:
Net asset value and offering price per share	$12.75
Class C:
Net asset value and offering price per share	$12.71
Class Y:
Net asset value and offering price per share	$12.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco California Tax-Free Income Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Interest	$19,204,126

Expenses:
Advisory fees	1,942,409
Administrative services fees	110,054
Custodian fees	8,844
Distribution fees:
Class A	814,629
Class B	35,691
Class C	301,119
Interest, facilities and maintenance fees	301,413
Transfer agent fees	248,048
Trustees’ and officers’ fees and benefits	29,663
Registration and filing fees	56,656
Reports to shareholders	38,361
Professional services fees	64,265
Other	59,130
Total expenses	4,010,282
Less: Expense offset arrangement(s)	(306)
Net expenses	4,009,976
Net investment income	15,194,150

Realized and unrealized gain from:
Net realized gain from investment securities	219,635
Change in net unrealized appreciation of investment securities	17,473,921
Net realized and unrealized gain	17,693,556
Net increase in net assets resulting from operations	$32,887,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$15,194,150	$14,488,491
Net realized gain (loss)	219,635	(24,505)
Change in net unrealized appreciation (depreciation)	17,473,921	(2,247,668)
Net increase in net assets resulting from operations	32,887,706	12,216,318

Distributions to shareholders from net investment income:
Class A	(12,088,642)	(11,927,147)
Class B	(527,646)	(621,320)
Class C	(1,242,629)	(862,100)
Class Y	(1,115,568)	(995,664)
Total distributions from net investment income	(14,974,485)	(14,406,231)

Share transactions–net:
Class A	38,109,178	6,401,757
Class B	(3,093,170)	(1,193,174)
Class C	27,128,597	8,082,680
Class Y	14,173,625	1,472,808
Net increase in net assets resulting from share transactions	76,318,230	14,764,071
Net increase in net assets	94,231,451	12,574,158

Net assets:
Beginning of year	368,057,507	355,483,349
End of year (includes undistributed net investment income of $1,374,790 and $1,172,059, respectively)	$462,288,958	$368,057,507

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

21                         Invesco California Tax-Free Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

22                         Invesco California Tax-Free Income Fund

J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

23                         Invesco California Tax-Free Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Next $250 million	0.445%
Next $250 million	0.42%
Next $250 million	0.395%
Over $1.25 billion	0.37%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.00%, 2.00% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 0.75% of the average daily net assets of Class B shares; and (3) Class C — up to 0.75% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $73,502 in front-end sales commissions from the sale of Class A shares and $12,519, $519 and $892 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

24                         Invesco California Tax-Free Income Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $306.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016, the Fund engaged in securities purchases of $10,870,566 and securities sales of $12,591,504, which did not result in any realized gains (losses).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (SSB), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2016 were $31,986,154 and 0.88%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$14,974,485	$14,406,231

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$866,184
Net unrealized appreciation — investments	53,514,525
Temporary book/tax differences	(122,404)
Capital loss carryforward	(27,852,874)
Shares of beneficial interest	435,883,527
Total net assets	$462,288,958

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs, accretion of bond discount differences and wash sales.

25                         Invesco California Tax-Free Income Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$9,460,903	$—	$9,460,903
August 31, 2018	6,678,872	—	6,678,872
August 31, 2019	1,906,728	—	1,906,728
Not subject to expiration	1,867,115	7,939,256	9,806,371
	$19,913,618	$7,939,256	$27,852,874

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $112,249,601 and $31,227,611, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$55,773,365
Aggregate unrealized (depreciation) of investment securities	(2,258,840)
Net unrealized appreciation of investment securities	$53,514,525

Cost of investments for tax purposes is $444,792,968.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward on August 31, 2016, undistributed net investment income was decreased by $16,934, undistributed net realized gain (loss) was increased by $4,454,406 and shares of beneficial interest was decreased by $4,437,472. This reclassification had no effect on the net assets of the Fund.

26                         Invesco California Tax-Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years Ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	5,657,336	$70,012,558	2,990,754	$36,545,462
Class B	2,917	36,479	16,866	209,331
Class C	2,721,783	34,105,068	1,108,401	13,637,252
Class Y	1,522,465	19,073,009	378,080	4,644,193

Issued as reinvestment of dividends:
Class A	577,072	7,152,874	570,873	6,959,438
Class B	20,332	254,037	24,298	298,984
Class C	65,425	818,321	41,519	509,049
Class Y	40,279	502,225	33,587	410,776

Automatic conversion of Class B shares to Class A shares:
Class A	156,325	1,943,962	35,876	436,722
Class B	(154,843)	(1,943,962)	(35,543)	(436,722)

Reacquired:
Class A	(3,303,947)	(41,000,216)	(3,086,033)	(37,539,865)
Class B	(114,862)	(1,439,724)	(102,736)	(1,264,767)
Class C	(621,459)	(7,794,792)	(495,997)	(6,063,621)
Class Y	(432,587)	(5,401,609)	(293,620)	(3,582,161)
Net increase in share activity	6,136,236	$76,318,230	1,186,325	$14,764,071

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

27                         Invesco California Tax-Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$12.09	$0.46	$0.54	$1.00	$(0.46)	$12.63	8.37%		$353,372	0.94	%(d)	0.94	%(d)	0.87	%(d)	3.71	%(d)	7%
Year ended 08/31/15	12.15	0.48	(0.06)	0.42	(0.48)	12.09	3.48		300,873	0.91		0.91		0.86		3.94		12
Year ended 08/31/14	11.20	0.49	0.95	1.44	(0.49)	12.15	13.14		296,200	0.93		0.93		0.87		4.25		12
Year ended 08/31/13	12.28	0.49	(1.08)	(0.59)	(0.49)	11.20	(5.06)		165,142	0.89		0.89		0.84		4.02		12
Year ended 08/31/12	11.34	0.50	0.94	1.44	(0.50)	12.28	12.91		163,047	0.87		0.87		0.82		4.21		18
Class B
Year ended 08/31/16	12.20	0.46	0.55	1.01	(0.46)	12.75	8.41	(e)	12,689	0.94	(d)(e)	0.94	(d)(e)	0.87	(d)(e)	3.71	(d)(e)	7
Year ended 08/31/15	12.26	0.49	(0.06)	0.43	(0.49)	12.20	3.51	(e)	15,150	0.88	(e)	0.88	(e)	0.83	(e)	3.97	(e)	12
Year ended 08/31/14	11.28	0.50	0.98	1.48	(0.50)	12.26	13.35	(e)	16,419	0.93	(e)	0.93	(e)	0.87	(e)	4.25	(e)	12
Year ended 08/31/13	12.37	0.49	(1.09)	(0.60)	(0.49)	11.28	(5.11	)(e)	155,900	0.93	(e)	0.93	(e)	0.88	(e)	3.98	(e)	12
Year ended 08/31/12	11.42	0.50	0.95	1.45	(0.50)	12.37	12.93	(e)	217,489	0.88	(e)	0.88	(e)	0.83	(e)	4.20	(e)	18
Class C
Year ended 08/31/16	12.16	0.40	0.54	0.94	(0.39)	12.71	7.88		57,137	1.44	(d)	1.44	(d)	1.37	(d)	3.21	(d)	7
Year ended 08/31/15	12.23	0.42	(0.07)	0.35	(0.42)	12.16	2.87		28,335	1.41		1.41		1.36		3.44		12
Year ended 08/31/14	11.27	0.44	0.96	1.40	(0.44)	12.23	12.62	(f)	20,485	1.43	(f)	1.43	(f)	1.37	(f)	3.75	(f)	12
Year ended 08/31/13	12.36	0.43	(1.09)	(0.66)	(0.43)	11.27	(5.57)		21,558	1.40		1.40		1.35		3.51		12
Year ended 08/31/12	11.41	0.44	0.95	1.39	(0.44)	12.36	12.37		27,394	1.38		1.38		1.33		3.70		18
Class Y
Year ended 08/31/16	12.13	0.49	0.55	1.04	(0.49)	12.68	8.70		39,091	0.69	(d)	0.69	(d)	0.62	(d)	3.96	(d)	7
Year ended 08/31/15	12.20	0.51	(0.07)	0.44	(0.51)	12.13	3.65		23,698	0.66		0.66		0.61		4.19		12
Year ended 08/31/14	11.24	0.52	0.96	1.48	(0.52)	12.20	13.48		22,380	0.69		0.69		0.63		4.49		12
Year ended 08/31/13	12.33	0.52	(1.09)	(0.57)	(0.52)	11.24	(4.88)		20,569	0.65		0.65		0.60		4.26		12
Year ended 08/31/12	11.38	0.53	0.95	1.48	(0.53)	12.33	13.24		24,742	0.63		0.63		0.58		4.45		18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $330,055, $14,299, $40,149 and $28,775 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.22%, 0.24%, 0.27% and 0.25% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.74%.

28                         Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco California Tax-Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

29                         Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,041.40	$4.87	$1,020.36	$4.82	0.95%
B	1,000.00	1,041.20	4.93	1,020.31	4.88	0.96
C	1,000.00	1,037.80	7.43	1,017.85	7.35	1.45
Y	1,000.00	1,042.70	3.59	1,021.62	3.56	0.70

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

30                         Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco California Tax-Free Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper California Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the

31                         Invesco California Tax-Free Income Fund

expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

32                         Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                         Invesco California Tax-Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco California Tax-Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                            MS-CTFI-AR-1                                     Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016

Invesco Core Plus Bond Fund
Nasdaq:
A: ACPSX ¡ B: CPBBX ¡ C: CPCFX ¡ R: CPBRX ¡ Y: CPBYX ¡ R5: CPIIX ¡ R6: CPBFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Core Plus Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Core Plus Bond Fund (the Fund), at net asset value (NAV), outperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays U.S. Aggregate Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.33%
Class B Shares	6.53
Class C Shares	6.53
Class R Shares	7.06
Class Y Shares	7.59
Class R5 Shares	7.60
Class R6 Shares	7.71
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	5.97
Lipper Core Plus Bond Funds Index■ (Peer Group Index)	5.92

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The fiscal year began amid heightened global financial-market volatility triggered by a significant sell-off in Chinese equities. By January 2016, the confluence of global growth concerns, particularly with respect to emerging economies such as China; the effects of slower growth with respect to oil demand and lower oil prices; and the impact of lower demand and lower prices on energy company profits and solvency – all came together to produce a “perfect storm” that roiled global financial markets. From just before the end of calendar year 2015 through mid-February 2016, the 10-year US Treasury yield plummeted 69 basis points to 1.63%.1 (A basis point is one one-hundredth of a percentage point.) This caused Treasury prices to rise as Treasury bonds played their traditional role of buffering risk-asset volatility. Riskier asset classes posted significant losses.

The US Federal Reserve (the Fed) went ahead with its first interest rate hike in nearly a decade in December 2015, lifting the federal funds rate, the rate at which banks lend to each other overnight, from a range of zero to 0.25% to a range of 0.25% to 0.50% – an increase of 25 basis points.1 The Fed adopted language stating that risks to the economy would slow the frequency of rate hikes and that the neutral rate would likely be lower than it has been historically. The Bank of Japan and the European Central Bank adopted negative interest rates in an attempt to stimulate growth by forcing investors to spend rather than save. These actions, together with the stabilization in oil prices, calmed markets and induced a significant rally across most

Portfolio Composition

By security type, based on total investments

U.S. Dollar-Denominated Bonds and Notes	44.7%
U.S. Treasury Securities	21.3
Asset-Backed Securities	12.7
U.S. Government-Sponsored Agency Mortgage-Backed Securities	11.1
Non-U.S. Dollar-Denominated Bonds and Notes	0.9
Preferred Stocks	0.8
Municipal Obligations	0.1
Money Market Funds	8.3
Put Options Purchased	0.1

Top 5 Debt Issuers*

% of total net assets

1.	U.S. Treasury	23.3%
2.	Federal National Mortgage Association	6.0
3.	Government National Mortgage Association	3.3
4.	Federal Home Loan Mortgage Corp.	2.7
5.	AerCap Global Aviation Trust	1.6

Total Net Assets	$2.2 billion

Total Number of Holdings*	770

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

risk assets. This rally more than offset the losses posted at the beginning of 2016 and carried through to the end of the reporting period.

  The UK vote in June to leave the EU, coupled with negative global government interest rates, had the effect of driving the 10-year US Treasury yield to an all-time low of 1.37%.1 The 10-year US Treasury yield ended the reporting period at 1.58%, 63 basis points lower than at the beginning of the fiscal year.1

  The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 5.97% for the fiscal year. This was largely attributable to the decline in US Treasury yields. All fixed income sectors (Treasuries, government-related, corporate and securitized) posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and emerging market (EM) debt, provided strong gains despite concerns over global growth, volatile commodity prices and the specter of Fed interest rate hikes. Helping to support returns in high yield and EM debt were very accommodative central bank policy and signs of recovery in various EM economies.

  The Fund generated positive returns for the reporting period and, at NAV, outperformed its broad market/style-specific benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Overweight exposure to investment grade credit, particularly focused within the energy sector, was one of the most notable contributors to the Fund’s relative performance. Overweight exposure to and security selection in commercial mortgage-backed securities, particularly non-agency securities, also added to Fund performance relative to the Fund’s broad market/style-specific index. The Fund’s out-of-index exposure to high yield and EM debt also contributed to the Fund’s relative performance. Security selection in the consumer discretionary sector was the most notable detractor from relative Fund performance. Out-of-index exposure to US Treasury inflation protected securities (TIPS) also weighed on the Fund’s relative performance, given persistently low inflation and TIPS’ underperformance relative to nominal Treasury bonds. The Fund’s allocation to cash holdings weighed on relative performance as we took gains, sold riskier holdings and awaited better opportunities to deploy cash toward the end of the reporting period.

4                         Invesco Core Plus Bond Fund

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency MBS. Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

    The Fund also may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk/return expectations. Duration of the portfolio was maintained close to that of the benchmark, on average, and the timing of changes and the degree of variance from the Fund’s benchmark during the reporting period provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. We managed credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Brill

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Joseph Portera

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Rashique Rahman

Portfolio Manager, is manager of Invesco Core Plus Bond Fund. Mr. Rahman is the Head of Emerging Markets for Invesco Fixed Income. He joined Invesco in 2014. Mr. Rahman did undergraduate work at the University of California, Los Angeles, and earned an MA and an MBA from Columbia University.

Scott Roberts

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Robert Waldner

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                         Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 6/3/09

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Core Plus Bond Fund

Average Annual Total Returns

As of 8/31/16, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	4.90%
5 Years	3.73
1 Year	2.78

Class B Shares
Inception (6/3/09)	4.74%
5 Years	3.50
1 Year	1.53

Class C Shares
Inception (6/3/09)	4.74%
5 Years	3.85
1 Year	5.53

Class R Shares
Inception (6/3/09)	5.26%
5 Years	4.37
1 Year	7.06

Class Y Shares
Inception (6/3/09)	5.80%
5 Years	4.91
1 Year	7.59

Class R5 Shares
Inception (6/3/09)	5.79%
5 Years	4.89
1 Year	7.60

Class R6 Shares
Inception	5.71%
5 Years	4.89
1 Year	7.71

Average Annual Total Returns

As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	4.83%
5 Years	3.73
1 Year	1.18

Class B Shares
Inception (6/3/09)	4.68%
5 Years	3.52
1 Year	-0.07

Class C Shares
Inception (6/3/09)	4.67%
5 Years	3.84
1 Year	3.93

Class R Shares
Inception (6/3/09)	5.19%
5 Years	4.36
1 Year	5.46

Class Y Shares
Inception (6/3/09)	5.74%
5 Years	4.92
1 Year	6.07

Class R5 Shares
Inception (6/3/09)	5.72%
5 Years	4.89
1 Year	6.00

Class R6 Shares
Inception	5.63%
5 Years	4.88
1 Year	6.09

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.86%, 1.61%,

1.61%, 1.11%, 0.61%, 0.60% and 0.53%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.98%, 1.73%, 1.73%, 1.23%, 0.73%, 0.61% and 0.54%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R,

Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2016. See current prospectus for more information.

7                         Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Collateralized loan obligations (CLO) risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Emerging markets securities risk.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Core Plus Bond Fund

may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Mortgage- and asset-backed securities risk. Here Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantee and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
■	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.

9                          Invesco Core Plus Bond Fund                                                                                                                                               continued on page 11

continued from page 10

■	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
■	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

■	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Lipper Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                         Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2016

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–48.86%
Advertising–0.00%
Lamar Media Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/01/2026(b)	$100,000	$108,250

Aerospace & Defense–0.04%
Bombardier Inc. (Canada), Sr. Unsec. Notes,
6.00%, 10/15/2022(b)	71,000	67,184
7.75%, 03/15/2020(b)	83,000	88,395
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/2021(b)	77,000	77,385
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	166,000	174,923
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	170,000	175,525
Orbital ATK Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2023	90,000	95,175
TransDigm Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	235,000	243,812
Sr. Unsec. Gtd. Sub. Notes,
6.38%, 06/15/2026(b)	61,000	62,830
		985,229

Agricultural & Farm Machinery–0.01%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	147,000	138,915

Agricultural Products–0.09%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Global Notes, 3.25%, 08/15/2026	2,032,000	2,048,343

Air Freight & Logistics–0.00%
XPO Logistics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 09/01/2023(b)	15,000	15,488

Airlines–1.04%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	160,000	169,600
American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	9,185,000	9,328,515
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Pass Through Ctfs., 4.20%, 11/15/2027(b)	6,321,165	6,147,333

	Principal Amount	Value
Airlines–(continued)
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	$2,575,000	$2,586,590
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	7,946	8,815
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	4,986,000	5,118,189
		23,359,042

Alternative Carriers–0.01%
Level 3 Financing, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	115,000	121,325
Sr. Unsec. Gtd. Notes,
5.25%, 03/15/2026(b)	142,000	148,035
		269,360

Apparel Retail–0.02%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	122,000	129,015
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	255,000	227,269
		356,284

Apparel, Accessories & Luxury Goods–0.37%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes,
4.63%, 05/15/2024(b)	682,000	707,149
4.88%, 05/15/2026(b)	5,315,000	5,544,209
Under Armour, Inc., Sr. Unsec. Notes, 3.25%, 06/15/2026	1,935,000	1,961,711
		8,213,069

Asset Management & Custody Banks–1.11%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	2,865,000	3,029,692
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	5,598,000	5,792,570
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	6,934,000	7,762,464
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	785,000	811,766
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,747,000	6,504,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(b)	$176,000	$187,000
First Data Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	81,900
Sr. Unsec. Gtd. Notes,
7.00%, 12/01/2023(b)	285,000	299,606
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	249,000	272,655
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(b)	60,000	61,350
		24,803,578

Auto Parts & Equipment–0.01%
Dana Inc., Sr. Unsec. Notes,
5.38%, 09/15/2021	128,000	133,760
5.50%, 12/15/2024	24,000	24,720
		158,480

Automobile Manufacturers–0.96%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes,
2.00%, 07/06/2021(b)	4,589,000	4,602,577
3.88%, 09/15/2021(b)	3,274,000	3,575,864
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	1,753,000	1,768,296
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	5,076,000	5,215,590
General Motors Financial Co., Inc.,
Sr. Unsec. Gtd. Global Notes,
3.10%, 01/15/2019	1,228,000	1,251,025
Sr. Unsec. Gtd. Notes,
3.15%, 01/15/2020	4,304,000	4,398,953
Kia Motors Corp. (South Korea), Sr. Unsec. Notes, 3.25%, 04/21/2026(b)	600,000	640,216
		21,452,521

Automotive Retail–0.32%
AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 4.50%, 10/01/2025	6,828,000	7,253,576

Biotechnology–0.30%
AbbVie Inc., Sr. Unsec. Global Notes, 3.60%, 05/14/2025	2,120,000	2,245,748

	Principal Amount	Value
Biotechnology–(continued)
Gilead Sciences, Inc., Sr. Unsec. Global Notes,
3.65%, 03/01/2026	$1,203,000	$1,303,846
4.40%, 12/01/2021	2,794,000	3,140,345
		6,689,939

Brewers–1.27%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
2.65%, 02/01/2021	4,075,000	4,201,535
3.30%, 02/01/2023	4,023,000	4,220,789
3.65%, 02/01/2026	7,519,000	8,040,804
4.90%, 02/01/2046	5,000,000	6,053,152
SABMiller Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.75%, 01/15/2022(b)	5,456,000	5,923,994
		28,440,274

Broadcasting–0.11%
CBS Corp., Sr. Unsec. Gtd. Notes, 3.50%, 01/15/2025	1,420,000	1,476,912
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	92,000	93,150
Sr. Unsec. Gtd. Global Notes,
6.50%, 11/15/2022	99,000	104,197
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	182,000	147,420
Nexstar Escrow Corp., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	92,000	94,415
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	160,000	167,600
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(b)	122,000	126,117
TEGNA, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/2024(b)	85,000	90,313
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	123,000	126,844
		2,426,968

Building Products–0.13%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	100,000	108,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Building Products–(continued)
Builders FirstSource, Inc.,
Sr. Sec. Gtd. Notes,
5.63%, 09/01/2024(b)	$24,000	$24,510
Sr. Unsec. Gtd. Notes,
10.75%, 08/15/2023(b)	102,000	116,535
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	220,000	228,800
Standard Industries Inc.,
Sr. Unsec. Notes,
5.38%, 11/15/2024(b)	130,000	138,450
6.00%, 10/15/2025(b)	2,110,000	2,321,000
		2,937,420

Cable & Satellite–1.01%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	1,000,000	1,046,250
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	500,000	532,500
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	105,000	107,888
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	535,000	575,125
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.,
Sr. Sec. First Lien Notes,
4.46%, 07/23/2022(b)	2,000,000	2,170,076
4.91%, 07/23/2025(b)	2,187,000	2,415,832
6.83%, 10/23/2055(b)	6,341,000	7,956,138
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	2,095,000	2,069,293
Cox Communications, Inc.,
Sr. Unsec. Notes,
8.38%, 03/01/2039(b)	1,220,000	1,577,591
9.38%, 01/15/2019(b)	25,000	28,894
CSC Holdings LLC,
Sr. Unsec. Global Notes, 6.75%, 11/15/2021	190,000	204,488
Sr. Unsec. Notes,
10.13%, 01/15/2023(b)	200,000	228,750
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	1,767,000	1,751,539
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	120,000	93,900

	Principal Amount	Value
Cable & Satellite–(continued)
SFR Group S.A. (France),
Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	$856,000	$870,980
Sr. Sec. Gtd. First Lien Notes,
7.38%, 05/01/2026(b)	200,000	206,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	200,000	209,000
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	208,500
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	250,000	263,125
		22,516,369

Casinos & Gaming–0.04%
Boyd Gaming Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	173,000	187,272
Sr. Unsec. Gtd. Notes,
6.38%, 04/01/2026(b)	51,000	54,825
MGM Growth Properties Operating Partnership LP/ MGP Finance Co-Issuer, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 05/01/2024(b)	51,000	55,463
MGM Resorts International,
Sr. Unsec. Gtd. Notes,
4.63%, 09/01/2026	84,000	83,685
6.00%, 03/15/2023	85,000	92,544
7.75%, 03/15/2022	110,000	128,562
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	100,000	108,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 03/15/2022	18,000	18,788
Sr. Unsec. Gtd. Notes,
5.50%, 03/01/2025(b)	80,000	81,200
		810,339

Catalog Retail–0.28%
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes,
4.45%, 02/15/2025	2,800,000	2,793,110
4.85%, 04/01/2024	1,736,000	1,793,119
5.45%, 08/15/2034	1,815,000	1,731,793
		6,318,022

Commercial Printing–0.01%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	226,000	237,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Commodity Chemicals–0.03%
Braskem Finance Ltd. (Brazil),
Sr. Unsec. Gtd. Global Notes,
6.45%, 02/03/2024	$200,000	$217,250
REGS, Sr. Unsec. Gtd. Euro Notes, 7.38%(b)(c)	200,000	199,740
Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	114,000	116,850
Mexichem S.A.B. de C.V. (Mexico), REGS, Sr. unsec. Gtd. Euro Notes, 6.75%, 09/19/2042(b)	200,000	221,250
		755,090

Communications Equipment–0.01%
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.25%, 08/01/2026(b)	36,000	35,955
Sr. Unsec. Gtd. Global Notes,
7.63%, 06/15/2021	134,000	143,715
		179,670

Construction & Engineering–0.13%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	78,000	82,973
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	2,916,000	2,770,732
		2,853,705

Construction Machinery & Heavy Trucks–0.05%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	166,000	171,602
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	192,000	190,800
Meritor Inc.,
Sr. Unsec. Gtd. Notes,
6.25%, 02/15/2024	59,000	54,870
6.75%, 06/15/2021	94,000	95,058
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	245,000	202,125
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 03/01/2022	270,000	284,175
5.38%, 03/01/2025	60,000	63,300
		1,061,930

Construction Materials–0.01%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 01/31/2013-02/13/2013; Cost $136,875)(b)	135,000	122,175

	Principal Amount	Value
Consumer Finance–0.99%
Ally Financial Inc., Sr. Unsec. Global Notes,
4.13%, 03/30/2020	$4,449,000	$4,610,276
4.63%, 03/30/2025	1,813,000	1,874,189
5.13%, 09/30/2024	274,000	296,948
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	5,000,000	5,035,402
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	9,795,000	10,375,633
		22,192,448

Data Processing & Outsourced Services–0.22%
Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	4,764,000	4,894,074

Diversified Banks–6.25%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	4,415,000	4,389,298
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	11,549,000	13,021,497
Banco Nacional de Comercio Exterior, S.N.C. (Mexico), Unsec. Sub. Notes, 3.80%, 08/11/2026(b)	2,865,000	2,884,074
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Notes, 5.95%, 01/30/2024(b)	200,000	211,200
Bank of America Corp.,
Unsec. Sub. Medium-Term Notes, 4.20%, 08/26/2024	5,435,000	5,755,872
Series L, Sr. Unsec. Global Notes, 2.60%, 01/15/2019	5,386,000	5,507,979
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	8,843,000	9,307,258
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	3,360,000	3,662,400
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	2,080,000	2,272,400
BBVA Bancomer S.A. (Mexico),
Sr. Unsec. Notes,
4.38%, 04/10/2024(b)	1,385,000	1,469,441
Unsec. Sub. Notes,
6.75%, 09/30/2022(b)	600,000	682,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Citigroup Inc.,
Unsec. Sub. Global Notes,
5.50%, 09/13/2025	$7,130,000	$8,089,067
Unsec. Sub. Notes,
4.45%, 09/29/2027	10,555,000	11,077,277
Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (c)	2,300,000	2,343,125
Series R, Jr. Unsec. Sub. Global Notes, 6.13% (c)	4,110,000	4,305,225
Series T, Jr. Unsec. Sub. Global Notes, 6.25% (c)	6,669,000	7,219,193
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	1,160,000	1,194,974
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(b)	1,360,000	1,458,844
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	1,050,000	1,124,811
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.75%, 03/07/2017(b)	1,077,000	1,090,505
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(c)	2,710,000	2,659,188
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	2,840,000	2,919,156
JPMorgan Chase & Co.,
Sr. Unsec. Medium-Term Notes,
2.30%, 08/15/2021	8,950,000	9,008,197
Series Z, Jr. Unsec. Sub. Global Notes, 5.30% (c)	5,000,000	5,125,000
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 2.45%, 07/27/2021(b)	4,020,000	4,053,077
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	3,909,000	3,933,431
Standard Chartered PLC (United Kingdom),
Jr. Unsec. Sub. Bonds,
7.50% (b)(c)	5,383,000	5,380,389
Unsec. Sub. Notes,
4.30%, 02/19/2027(b)	3,242,000	3,267,784
VTB Bank OJSC Via VTB Capital S.A. (Russia), REGS, Unsec. Sub. Euro Bonds, 6.95%, 10/17/2022(b)	200,000	211,500
Wells Fargo & Co.,
Unsec. Sub. Global Notes,
5.38%, 11/02/2043	8,500,000	10,247,464
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	5,356,000	5,945,160
		139,816,949

	Principal Amount	Value
Diversified Capital Markets–0.98%
Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 7.50%(b)(c)	$305,000	$323,300
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland),
Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	3,055,000	3,076,113
4.88%, 05/15/2045	5,640,000	6,134,351
Sr. Unsec. Gtd. Notes,
4.55%, 04/17/2026(b)	5,867,000	6,211,135
UBS Group Funding (Jersey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 09/24/2025(b)	5,954,000	6,290,157
		22,035,056

Diversified Chemicals–0.20%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	2,292,000	2,223,240
Consolidated Energy Finance S.A. (Trinidad), Sr. Unsec. Gtd. Notes, 6.75%, 10/15/2019(b)	200,000	195,750
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	1,940,000	1,990,925
		4,409,915

Diversified Metals & Mining–0.37%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.55%, 03/01/2022	159,000	139,125
Lundin Mining Corp. (Canada),
Sr. Sec. Gtd. First Lien Notes,
7.50%, 11/01/2020(b)	13,000	13,796
7.88%, 11/01/2022(b)	2,363,000	2,546,132
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Russia), Sr. Unsec. Notes, 6.63%, 10/14/2022(b)	295,000	332,981
Rio Tinto Finance (USA) Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.75%, 06/15/2025	1,554,000	1,652,283
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 7.50%, 07/27/2035	200,000	238,800
Teck Resources Ltd. (Canada),
Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	159,000	148,268
Sr. Unsec. Gtd. Notes,
4.50%, 01/15/2021	3,300,000	3,151,500
8.50%, 06/01/2024(b)	83,000	93,168
		8,316,053

Diversified REIT’s–0.87%
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,570,000	1,558,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified REIT’s–(continued)
Spirit Realty, L.P., Sr. Unsec. Gtd. Notes, 4.45%, 09/15/2026(b)	$2,184,000	$2,177,750
Trust F/1401 (Mexico),
Sr. Unsec. Notes,
5.25%, 12/15/2024(b)	1,300,000	1,407,250
5.25%, 01/30/2026(b)	8,353,000	8,930,948
W.P. Carey Inc., Sr. Unsec. Notes, 4.00%, 02/01/2025	5,375,000	5,346,402
		19,420,910

Drug Retail–0.06%
CVS Health Corp., Sr. Unsec. Global Notes, 3.88%, 07/20/2025	1,246,000	1,374,762

Electric Utilities–0.78%
Adani Transmission Ltd. (India), Sr. Sec. Notes, 4.00%, 08/03/2026(b)	2,610,000	2,649,463
CLP Power Hong Kong Financing Ltd. (Hong Kong), Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.13%, 05/06/2025(b)	200,000	207,379
Duke Energy Corp., Sr. Unsec. Global Notes, 3.05%, 08/15/2022	9,500,000	9,957,625
Eskom Holdings SOC Ltd. (South Africa), REGS, Sr. Unsec. Euro Notes, 7.13%, 02/11/2025(b)	200,000	199,500
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	4,085,000	4,281,848
Transelec S.A. (Chile), Sr. Unsec. Notes, 3.88%, 01/12/2029(b)	230,000	232,927
		17,528,742

Electrical Components & Equipment–0.02%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	185,000	186,387
Sensata Technologies B.V.,
Sr. Unsec. Gtd. Notes,
4.88%, 10/15/2023(b)	100,000	104,000
5.00%, 10/01/2025(b)	60,000	62,175
		352,562

Environmental & Facilities Services–0.01%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	243,000	256,061

Fertilizers & Agricultural Chemicals–0.01%
Israel Chemicals Ltd. (Israel), Sr. Unsec. Euro Bonds, 4.50%, 12/02/2024(b)	300,000	312,375

	Principal Amount	Value
Food Distributors–0.01%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	$145,000	$152,250

Forest Products–0.01%
Norbord Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	120,000	128,550

Gas Utilities–0.02%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/2022	41,000	43,819
AmeriGas Partners, L.P./AmeriGas Finance Corp.,
Sr. Unsec. Global Notes,
5.63%, 05/20/2024	84,000	90,300
5.88%, 08/20/2026	63,000	67,882
Ferrellgas L.P./Ferrellgas Finance Corp.,
Sr. Unsec. Global Notes, 6.50%, 05/01/2021	120,000	113,400
Sr. Unsec. Gtd. Global Notes,
6.75%, 06/15/2023	19,000	17,243
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	165,000	167,475
		500,119

General Merchandise Stores–0.01%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	134,000	144,720

Gold–0.19%
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 3.63%, 09/01/2016	4,167,000	4,166,606

Health Care Equipment–0.33%
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	7,024,000	7,478,217

Health Care Facilities–0.15%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	105,000	110,775
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	132,737	110,835
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	141,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Health Care Facilities–(continued)
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes,
5.88%, 03/15/2022	$136,000	$149,855
6.50%, 02/15/2020	675,000	744,356
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	240,000	257,850
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	130,000	134,550
5.88%, 02/15/2026	70,000	74,200
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	90,000	94,613
LifePoint Health, Inc.,
Sr. Unsec. Gtd. Notes,
5.38%, 05/01/2024(b)	89,000	91,781
5.88%, 12/01/2023	23,000	24,265
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	214,000	225,235
Tenet Healthcare Corp.,
Sr. Unsec. Global Notes,
6.75%, 06/15/2023	117,000	111,881
8.00%, 08/01/2020	842,000	857,788
8.13%, 04/01/2022	280,000	284,200
Universal Health Services, Inc, Sr. Sec. Gtd. First Lien Notes, 5.00%, 06/01/2026(b)	36,000	37,395
		3,451,117

Health Care REIT’s–0.93%
HCP, Inc.,
Sr. Unsec. Global Notes,
4.00%, 12/01/2022	9,288,000	9,800,948
4.25%, 11/15/2023	5,830,000	6,168,373
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,550,000	2,914,039
Welltower Inc., Sr. Unsec. Notes, 5.25%, 01/15/2022	1,626,000	1,844,434
		20,727,794

Health Care Services–0.17%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	180,000	182,925
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	3,152,000	3,193,409
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	167,000	175,768
MPH Acquisition Holdings LLC, Sr. Unsec. Notes, 7.13%, 06/01/2024(b)	188,000	203,040
		3,755,142

	Principal Amount	Value
Home Entertainment Software–0.13%
Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	$2,790,000	$2,951,784

Home Improvement Retail–0.01%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	197,000	184,195

Homebuilding–0.44%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	198,000	190,080
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	191,000	185,747
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	157,000	164,850
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	26,000	23,498
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	20,000	21,550
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	60,000	63,375
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	9,960,000	8,964,000
Meritage Homes Corp.,
Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/2025	80,000	85,200
7.15%, 04/15/2020	55,000	60,981
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	46,000	48,358
		9,807,639

Hotel and Resort REIT’s–0.39%
Hospitality Properties Trust, Sr. Unsec. Global Notes, 4.25%, 02/15/2021	5,995,000	6,350,189
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,280,000	2,435,822
		8,786,011

Hotels, Resorts & Cruise Lines–0.00%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	40,000	43,675

Household Products–0.01%
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	80,000	86,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Household Products–(continued)
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	$151,000	$156,285
		243,085

Housewares & Specialties–0.39%
Newell Brands Inc., Sr. Unsec. Global Notes, 3.85%, 04/01/2023	4,952,000	5,294,188
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	3,157,000	3,414,889
		8,709,077

Independent Power Producers & Energy Traders–0.06%
AES Corp. (The), Sr. Unsec. Notes,
5.50%, 04/15/2025	260,000	269,100
6.00%, 05/15/2026	11,000	11,660
Calpine Corp.,
Sr. Sec. Gtd. First Lien Notes,
5.88%, 01/15/2024(b)	11,000	11,646
Sr. Unsec. Global Notes,
5.38%, 01/15/2023	58,000	58,290
5.50%, 02/01/2024	102,000	102,000
5.75%, 01/15/2025	766,000	767,915
NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/2027(b)	138,000	138,345
		1,358,956

Industrial Conglomerates–0.02%
ALFA, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Euro Notes, 5.25%, 03/25/2024(b)	400,000	441,000

Industrial Machinery–0.01%
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	126,000	98,595
Shape Technologies Group, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	21,000	21,394
		119,989

Industrial REIT’s–0.30%
PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	6,350,000	6,635,750

Integrated Oil & Gas–2.01%
Ecopetrol S.A. (Colombia),
Sr. Unsec. Global Notes,
5.88%, 09/18/2023	600,000	651,750
5.88%, 05/28/2045	75,000	69,938
Empresa Nacional del Petróleo (Chile), Sr. Unsec. Notes, 3.75%, 08/05/2026(b)	2,478,000	2,536,779

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Notes, 4.95%, 07/19/2022(b)	$7,515,000	$7,834,387
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 4.56%, 04/24/2023(b)	7,710,000	7,958,166
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.13%, 02/15/2022	4,652,000	4,915,275
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 8.75%, 05/23/2026	200,000	220,000
Petróleos Mexicanos (Mexico),
Sr. Unsec. Gtd. Global Bonds,
6.63%, 06/15/2035	300,000	324,895
Sr. Unsec. Gtd. Global Notes,
6.50%, 06/02/2041	100,000	106,453
PTT PCL (Thailand), REGS, Sr. Unsec. Euro Notes, 3.38%, 10/25/2022(b)	600,000	640,670
Shell International Finance B.V. (Netherlands), Sr. Unsec.
Gtd. Global Notes,
2.88%, 05/10/2026	7,037,000	7,213,643
4.00%, 05/10/2046	11,994,000	12,587,871
		45,059,827

Integrated Telecommunication Services–1.89%
AT&T Inc.,
Sr. Unsec. Global Notes,
3.40%, 05/15/2025	4,505,000	4,661,058
4.75%, 05/15/2046	5,080,000	5,446,616
Sr. Unsec. Notes,
3.95%, 01/15/2025	1,021,000	1,097,292
4.45%, 04/01/2024	3,183,000	3,519,513
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	215,000	234,350
Communications Sales & Leasing, Inc./CSL Capital LLC, Sr. Sec. Gtd. First Lien Notes, 6.00%, 04/15/2023(b)	15,000	15,788
Frontier Communications Corp.,
Sr. Unsec. Global Notes,
7.88%, 01/15/2027	32,000	29,120
8.88%, 09/15/2020(b)	23,000	25,128
10.50%, 09/15/2022	120,000	131,700
11.00%, 09/15/2025	135,000	146,137
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	62,000	64,480
Ooredoo International Finance Ltd. (Qatar), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.00%, 10/19/2025(b)	200,000	230,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
SBA Communications Corp.,
Sr. Unsec. Global Notes,
4.88%, 07/15/2022	$190,000	$195,937
Sr. Unsec. Notes,
4.88%, 09/01/2024(b)	96,000	98,160
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds,
6.50%, 01/15/2026	70,000	77,262
6.84%, 04/28/2023	135,000	146,475
Sr. Unsec. Gtd. Global Notes,
6.25%, 04/01/2021	922,000	968,100
6.38%, 03/01/2025	1,108,000	1,199,410
6.63%, 04/01/2023	194,000	208,550
Sr. Unsec. Gtd. Notes,
6.00%, 04/15/2024	36,000	38,700
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	540,000	555,525
Verizon Communications Inc.,
Sr. Unsec. Global Notes,
1.75%, 08/15/2021	1,397,000	1,387,078
2.63%, 08/15/2026	4,916,000	4,872,176
4.13%, 08/15/2046	1,701,000	1,715,208
4.52%, 09/15/2048	12,527,000	13,265,210
5.01%, 08/21/2054	1,698,000	1,886,797
		42,216,424

Internet Retail–0.19%
Expedia, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2026(b)	3,855,000	4,082,462
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	121,000	131,285
		4,213,747

Internet Software & Services–0.33%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 3.60%, 11/28/2024	400,000	419,370
Baidu, Inc. (China), Sr. Unsec. Global Notes, 3.50%, 11/28/2022	200,000	209,721
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	186,000	195,533
Match Group, Inc., Sr. Unsec. Global Notes, 6.38%, 06/01/2024	91,000	99,418
Tencent Holdings Ltd. (China),
Sr. Unsec. Notes,
3.38%, 05/02/2019(b)	5,779,000	5,996,048
REGS, Sr. Unsec. Medium-Term Euro Notes,
3.80%, 02/11/2025(b)	500,000	536,705
		7,456,795

	Principal Amount	Value
Investment Banking & Brokerage–1.39%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	$1,896,000	$1,975,727
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(c)	1,315,000	1,518,825
Goldman Sachs Group Inc. (The), Sr. Unsec. Medium-Term Global Notes, 7.50%, 02/15/2019	1,921,000	2,188,234
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 3.75%, 05/22/2025	5,776,000	6,128,544
Morgan Stanley,
Sr. Unsec. Medium-Term Global Notes, 5.50%, 07/28/2021	4,875,000	5,589,368
Series G, Unsec. Sub. Medium-Term Notes, 4.35%, 09/08/2026	5,000,000	5,349,630
Murray Street Investment Trust I, Sr. Unsec. Gtd. Notes, 4.65%, 03/09/2017(d)	183,000	186,203
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 3.63%, 09/15/2026	2,775,000	2,845,209
Stifel Financial Corp., Sr. Unsec. Notes, 3.50%, 12/01/2020	5,120,000	5,194,376
		30,976,116

Leisure Facilities–0.01%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	115,000	122,475

Leisure Products–0.01%
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	180,000	189,900

Life & Health Insurance–1.07%
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	3,335,000	3,399,245
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	50,000	55,560
MetLife, Inc.,
Sr. Unsec. Global Notes,
4.13%, 08/13/2042	2,200,000	2,245,348
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	8,176,000	8,257,760
Prudential Financial, Inc.,
Jr. Unsec. Sub. Global Notes,
5.63%, 06/15/2043	5,479,000	5,903,623
8.88%, 06/15/2068	1,640,000	1,832,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Life & Health Insurance–(continued)
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/2024(b)	$2,235,000	$2,361,694
		24,055,930

Life Sciences Tools & Services–0.00%
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	35,000	36,575

Managed Health Care–1.06%
Aetna, Inc., Sr. Unsec.
Global Notes,
3.20%, 06/15/2026	13,581,000	13,861,292
4.25%, 06/15/2036	4,147,000	4,338,697
4.38%, 06/15/2046	2,960,000	3,098,180
Centene Corp., Sr. Unsec. Notes, 4.75%, 05/15/2022	56,000	58,450
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,086,000	2,315,637
		23,672,256

Marine–0.01%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013- 07/16/2015; Cost $282,273)(b)	283,000	218,618

Marine Ports & Services–0.01%
PT Pelabuhan Indonesia II (Indonesia), Sr. Unsec. Notes, 4.25%, 05/05/2025(b)	200,000	205,125

Metal & Glass Containers–0.03%
Berry Plastics Corp.,
Sec. Gtd. Second Lien Global Notes,
6.00%, 10/15/2022	60,000	64,125
Sec. Gtd. Second Lien Notes,
5.50%, 05/15/2022	121,000	126,294
Reynolds Group Issuer Inc./LLC (New Zealand),
Sr. Sec. Gtd. First Lien Global Notes,
5.75%, 10/15/2020	147,000	151,961
Sr. Sec. Gtd. First Lien Notes,
5.13%, 07/15/2023(b)	42,000	43,890
Sr. Unsec. Gtd. Global Notes,
8.25%, 02/15/2021	250,000	261,875
Sr. Unsec. Gtd. Notes,
7.00%, 07/15/2024(b)	13,000	13,975
		662,120

	Principal Amount	Value
Movies & Entertainment–0.13%
Pinnacle Entertainment, Inc., Sr. Unsec. Bonds, 5.63%, 05/01/2024(b)	$105,000	$107,231
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	2,100,000	2,549,631
Twenty-First Century Fox, Inc., Sr. Unsec. Gtd. Global Notes, 6.55%, 03/15/2033	180,000	234,951
		2,891,813

Multi-Line Insurance–0.72%
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	2,690,000	2,706,872
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	5,670,000	5,973,314
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	2,185,000	2,360,655
XLIT Ltd. (Ireland), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	5,097,000	5,113,117
		16,153,958

Multi-Sector Holdings–0.19%
BNSF Railway Co. Pass Through Trust, Series 2015-1, Sr. Sec. First Lien Pass Through Ctfs., 3.44%, 06/16/2028(b)	4,042,989	4,218,900

Multi-Utilities–0.01%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), REGS, Sr. Unsec. Global Notes, 3.88%, 05/06/2024(b)	200,000	208,250

Office REIT’s–0.19%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,805,000	2,959,873
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	1,290,000	1,359,534
		4,319,407

Office Services & Supplies–0.05%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	1,070,000	1,124,792

Oil & Gas Drilling–0.00%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	58,000	48,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Drilling–(continued)
Vantage Drilling International, Sr. Second Lien Notes,
10.00%, 12/31/2020 (Acquired 07/28/2016; Cost $8,370) (b)	$9,000	$7,920
		56,713

Oil & Gas Equipment & Services–0.32%
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	7,020,000	7,069,709
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	63,000	61,740
		7,131,449

Oil & Gas Exploration & Production–1.64%
Anadarko Petroleum Corp.,
Sr. Unsec. Notes,
4.85%, 03/15/2021	5,895,000	6,288,612
5.55%, 03/15/2026	6,294,000	6,968,361
6.38%, 09/15/2017	1,279,000	1,344,478
Antero Resources Corp.,
Sr. Unsec. Gtd. Global Notes,
5.38%, 11/01/2021	119,000	119,892
6.00%, 12/01/2020	230,000	236,612
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	59,000	40,120
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	6,838,000	7,166,850
CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	200,000	223,259
Concho Resources Inc.,
Sr. Unsec. Gtd. Global Notes,
5.50%, 10/01/2022	61,000	63,364
5.50%, 04/01/2023	444,000	460,650
ConocoPhillips, Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2019	1,289,000	1,416,160
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	67,000	65,074
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	80,000	55,200
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	93,000	98,813
Dolphin Energy Ltd. (United Arab Emirates), REGS, Sr. Sec. Euro Bonds, 5.50%, 12/15/2021(b)	600,000	690,015
Hess Corp., Sr. Unsec. Global Notes, 1.30%, 06/15/2017	3,030,000	3,022,316

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec. Notes,
7.00%, 05/05/2020(b)	$210,000	$231,787
REGS, Sr. Unsec.
Medium-Term Euro Notes,
4.40%, 04/30/2023(b)	200,000	201,748
Murphy Oil Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2024	28,000	29,330
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	165,000	170,362
Oasis Petroleum Inc.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	129,000	119,647
Sr. Unsec. Gtd. Notes,
6.50%, 11/01/2021	36,000	33,525
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec.
Gtd. Notes,
6.25%, 06/01/2024(b)	13,000	13,488
7.50%, 02/15/2022(b)	88,000	93,170
PDC Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/2022	67,000	70,518
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	209,005
Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.65%, 03/15/2017	1,956,000	2,011,593
QEP Resources, Inc., Sr. Unsec. Notes, 6.88%, 03/01/2021	59,000	61,950
Range Resources Corp.,
Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	216,000	214,380
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	45,000	44,663
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	45,000	46,688
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	257,000	268,244
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	36,000	35,100
6.50%, 01/01/2023	63,000	61,425
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	117,000	107,640
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), Sr. Sec. Gtd. Bonds, 4.00%, 08/15/2026(b)	4,000,000	3,991,662

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	$121,000	$106,782
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	229,000	223,275
		36,605,758

Oil & Gas Refining & Marketing–0.34%
Cosan Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 7.00%, 01/20/2027(b)	6,457,000	6,860,562
PETRONAS Capital Ltd. (Malaysia), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.50%, 03/18/2025(b)	400,000	429,878
Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	250,000	264,153
		7,554,593

Oil & Gas Storage & Transportation–2.69%
Colorado Interstate Gas Co. LLC/ Colorado Interstate Issuing Corp., Sr. Unsec. Gtd. Notes, 4.15%, 08/15/2026(b)	8,299,000	8,275,431
Enbridge Inc. (Canada), Sr. Unsec. Notes, 5.60%, 04/01/2017	4,679,000	4,749,711
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	21,000	21,630
Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.75%, 01/15/2026	12,086,000	12,732,178
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 3.70%, 02/15/2026	1,374,000	1,433,042
Sr. Unsec. Gtd. Notes, 3.75%, 02/15/2025	1,594,000	1,672,356
3.95%, 02/15/2027	6,703,000	7,076,005
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2024	2,255,000	2,209,266
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	148,000	152,810
Kinder Morgan Energy Partners LP,
Sr. Unsec. Gtd. Global Notes, 3.95%, 09/01/2022	1,203,000	1,249,728
Sr. Unsec. Gtd. Notes, 2.65%, 02/01/2019	6,243,000	6,321,958
MPLX LP, Sr. Unsec. Gtd. Notes,
4.88%, 06/01/2025(b)	125,000	128,281
5.50%, 02/15/2023(b)	194,000	202,245

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Plains All American Pipeline, L.P., Sr. Unsec. Global Notes, 3.60%, 11/01/2024	$2,268,000	$2,210,522
Sabine Pass Liquefaction, LLC,
Sr. Sec. First Lien Global Notes, 5.63%, 04/15/2023	100,000	105,500
5.63%, 03/01/2025	202,000	214,625
Southern Natural Gas Co., L.L.C., Sr. Unsec. Gtd. Notes, 5.90%, 04/01/2017(b)	1,208,000	1,238,709
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	145,000	147,175
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	147,000	152,145
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	35,000	30,013
Tesoro Logistics L.P./Tesoro Logistics Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.13%, 10/15/2021	12,000	12,600
6.38%, 05/01/2024	361,000	387,173
Willams Cos. Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	12,000	12,330
Williams Partners L.P.,
Sr. Unsec. Global Notes, 3.60%, 03/15/2022	5,671,000	5,662,213
Sr. Unsec. Notes, 4.13%, 11/15/2020	3,708,000	3,854,548
		60,252,194

Other Diversified Financial Services–0.45%
BOC Aviation Ltd. (Singapore),
Sr. Unsec. Notes, 3.00%, 03/30/2020(b)	2,477,000	2,531,661
3.88%, 04/27/2026(b)	4,885,000	5,150,341
Majapahit Holding B.V. (Indonesia), REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/20/2020(b)	200,000	233,250
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec. Notes, 4.88%, 04/15/2045(b)	2,125,000	1,840,781
Power Sector Assets & Liabilities Management Corp. (Philippines), REGS, Sr. Unsec. Gtd. Euro Bond, 7.39%, 12/02/2024(b)	250,000	344,066
		10,100,099

Packaged Foods & Meats–0.34%
FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), Sr. Unsec.
Gtd. Notes,
5.63%, 08/15/2026(b)	200,000	207,500
9.88%, 02/01/2020(b)	200,000	205,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 3.50%, 07/15/2022	$1,637,000	$1,750,453
Marfrig Holding Europe B.V. (Brazil), Sr. Unsec. Gtd. Notes, 8.00%, 06/08/2023(b)	200,000	208,000
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(b)	51,000	55,144
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	4,770,000	5,068,125
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	210,000	229,950
		7,724,422

Paper Packaging–0.94%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	65,000	68,250
International Paper Co., Sr. Unsec. Global Notes,
4.40%, 08/15/2047	19,459,000	19,802,452
4.75%, 02/15/2022	1,060,000	1,174,872
		21,045,574

Paper Products–0.25%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	5,504,000	5,510,880
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	114,000	115,995
		5,626,875

Pharmaceuticals–1.10%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 3.80%, 03/15/2025	2,269,000	2,395,231
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	2,492,000	3,914,086
Concordia International Corp. (Canada), Sr. Unsec.
Gtd. Notes,
7.00%, 04/15/2023(b)	178,000	138,395
9.50%, 10/21/2022(b)	50,000	41,500
Endo Ltd./Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	182,500
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(b)	45,000	45,394
Mylan N.V., Sr. Unsec.
Gtd. Notes,
3.95%, 06/15/2026(b)	3,844,000	3,974,704
5.25%, 06/15/2046(b)	4,127,000	4,518,246

	Principal Amount	Value
Pharmaceuticals–(continued)
Teva Pharmaceutical Finance Netherlands III B.V. (Israel),
Sr. Unsec. Gtd. Global Notes,
2.20%, 07/21/2021	$3,874,000	$3,878,352
3.15%, 10/01/2026	1,953,000	1,973,895
4.10%, 10/01/2046	3,216,000	3,293,309
Valeant Pharmaceuticals International, Inc.,
Sr. Unsec. Gtd. Notes,
5.50%, 03/01/2023(b)	55,000	48,125
5.63%, 12/01/2021(b)	130,000	117,650
5.88%, 05/15/2023(b)	33,000	29,122
REGS, Sr. Unsec. Gtd. Euro Notes,
6.13%, 04/15/2025(b)	30,000	26,438
		24,576,947

Property & Casualty Insurance–0.07%
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	1,320,000	1,537,800

Railroads–0.04%
Autoridad del Canal de Panamá (Panama), REGS, Sr. Unsec. Euro Bonds, 4.95%, 07/29/2035(b)	300,000	337,500
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	500,000	560,000
		897,500

Real Estate Development–0.01%
CIFI Holdings (Group) Co. Ltd. (China), Sr. Unsec. Gtd. Euro Bonds, 7.75%, 06/05/2020(b)	200,000	218,770

Regional Banks–1.16%
Banco Internacional del Perú S.A.A. Interbank (Peru), REGS, Unsec. Sub. Euro Notes, 6.63%, 03/19/2029(b)	200,000	220,125
CIT Group Inc., Sr. Unsec.
Global Notes,
5.00%, 08/15/2022	222,000	235,875
5.00%, 08/01/2023	170,000	181,050
Fifth Third Bancorp, Series J, Jr. Unsec. Sub. Notes, 4.90%(c)	6,860,000	6,757,100
Huntington Bancshares, Inc., Sr. Unsec. Global Notes, 2.30%, 01/14/2022	17,045,000	16,997,785
SVB Financial Group, Sr. Unsec. Global Notes, 3.50%, 01/29/2025	1,455,000	1,483,125
		25,875,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Reinsurance–0.08%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	$1,650,000	$1,787,326

Renewable Electricity–0.06%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	1,194,000	1,329,933

Research & Consulting Services–0.01%
IHS Markit Ltd., Sr. Unsec. Gtd. Notes, 5.00%, 11/01/2022(b)	174,000	183,570

Residential REIT’s–0.10%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	2,135,000	2,249,794

Restaurants–0.37%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	7,755,000	8,133,056
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	95,000	103,788
		8,236,844

Retail REIT’s–0.43%
Brixmor Operating Partnership LP,
Sr. Unsec. Global Notes, 3.25%, 09/15/2023	5,360,000	5,378,296
Sr. Unsec. Notes, 4.13%, 06/15/2026	4,015,000	4,182,179
		9,560,475

Semiconductors–0.73%
Freescale Semiconductor Inc., Sr. Sec. Gtd. First Lien Notes, 6.00%, 01/15/2022(b)	1,285,000	1,355,836
Micron Technology, Inc.,
Sr. Unsec. Notes,
5.25%, 08/01/2023(b)	245,000	238,875
5.25%, 01/15/2024(b)	85,000	81,812
NXP B.V./NXP Funding LLC (Netherlands),
Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	2,120,000	2,257,137
Sr. Unsec. Notes, 3.88%, 09/01/2022(b)	10,517,000	10,659,143
QUALCOMM Inc., Sr. Unsec. Global Notes, 3.00%, 05/20/2022	1,652,000	1,740,533
		16,333,336

Soft Drinks–0.17%
PepsiCo Inc., Sr. Unsec. Global Notes, 3.00%, 08/25/2021	3,490,000	3,718,874

	Principal Amount	Value
Sovereign Debt–1.46%
Argentine Republic Governement International Bond (Argentina),
Sr. Unsec. Euro Notes, 5.25%, 12/31/2038(d)	$450,000	$315,000
Sr. Unsec. Notes,
6.25%, 04/22/2019(b)	9,010,000	9,613,670
6.88%, 04/22/2021(b)	7,812,000	8,491,644
Black Sea Trade and Development Bank (The) (Supranational), Sr. Unsec. Notes, 4.88%, 05/06/2021(b)	200,000	211,904
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)	241,000	256,665
Guatemala Government Bond (Guatemala), Sr. Unsec. Notes, 4.50%, 05/03/2026(b)	200,000	211,750
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.13%, 01/15/2025(b)	300,000	319,890
Israel Government International Bond (Israel), Sr. Unsec. Global Bonds, 2.88%, 03/16/2026	200,000	208,921
Malaysia Sukuk Global Berhad (Malaysia), Sr. Unsec. Gtd. Bonds, 3.18%, 04/27/2026(b)	250,000	263,679
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.60%, 01/23/2046	200,000	217,000
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	7,669,000	8,435,900
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/2033	200,000	325,500
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.25%, 04/06/2026	85,000	90,471
Provincia del Chaco (Argentina), Unsec. Notes, 9.38%, 08/18/2024(b)	150,000	150,381
Qatar Government International Bond (Qatar), Sr. Unsec. Bonds, 4.63%, 06/02/2046(b)	200,000	221,236
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	400,000	438,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	$300,000	$347,635
Trinidad & Tobago Government International Bond (Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	2,482,000	2,581,280
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Bonds, 5.10%, 06/18/2050	25,000	26,438
		32,727,215

Specialized Consumer Services–0.01%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	191,000	203,654

Specialized Finance–1.06%
Air Lease Corp., Sr. Unsec. Global Notes,
3.00%, 09/15/2023	8,891,000	8,835,431
3.38%, 06/01/2021	3,965,000	4,121,122
3.88%, 04/01/2021	2,425,000	2,559,891
Aircastle Ltd., Sr. Unsec. Notes,
5.00%, 04/01/2023	255,000	272,212
5.50%, 02/15/2022	75,000	82,031
Moody’s Corp., Sr. Unsec. Global Notes,
2.75%, 07/15/2019	1,470,000	1,510,919
4.88%, 02/15/2024	3,099,000	3,538,282
5.25%, 07/15/2044	1,140,000	1,425,673
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	186,375
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	1,205,000	1,268,911
		23,800,847

Specialized REIT’s–0.69%
American Tower Corp., Sr. Unsec. Notes, 5.05%, 09/01/2020	718,000	796,232
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	4,419,000	4,751,680
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	259,000	276,806
EPR Properties,
Sr. Unsec. Gtd. Global Notes,
4.50%, 04/01/2025	2,244,000	2,284,692
7.75%, 07/15/2020	4,692,000	5,445,826
Sr. Unsec. Gtd. Notes,
5.75%, 08/15/2022	1,345,000	1,477,961

	Principal Amount	Value
Specialized REIT’s–(continued)
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	$321,000	$350,692
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	110,000	120,725
		15,504,614

Specialty Chemicals–0.03%
Axalta Coating Systems Ltd., Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	150,000	156,188
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	120,000	138,000
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	187,000	208,505
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	161,000	169,050
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	93,000	99,161
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	23,000	24,150
		795,054

Steel–0.03%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds,
6.13%, 06/01/2025	184,000	200,100
Sr. Unsec. Global Notes,
7.00%, 10/15/2039	28,000	29,960
FMG Resources (August 2006) Pty. Ltd. (Australia),
Sr. Sec. Gtd. Notes,
9.75%, 03/01/2022(b)	65,000	75,400
Sr. Unsec. Gtd. Notes,
6.88%, 04/01/2022(b)	170,000	176,800
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2024	38,000	40,470
United States Steel Corp.,
Sr. Sec. First Lien Notes,
8.38%, 07/01/2021(b)	124,000	135,160
Sr. Unsec. Global Notes,
7.50%, 03/15/2022	86,000	83,850
Sr. Unsec. Notes,
6.88%, 04/01/2021	11,000	10,917
		752,657

Systems Software–0.10%
Oracle Corp., Sr. Unsec. Global Notes, 4.00%, 07/15/2046	2,080,000	2,199,409

Technology Distributors–0.23%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	5,031,000	5,240,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–0.80%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec. First Lien Notes,
6.02%, 06/15/2026(b)	$10,559,000	$11,302,401
8.35%, 07/15/2046(b)	4,166,000	4,857,939
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	90,000	97,875
Sr. Unsec. Notes,
5.88%, 06/15/2021(b)	81,000	85,658
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	1,540,000	1,282,050
Western Digital Corp., Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/01/2023(b)	205,000	222,617
		17,848,540

Tobacco–0.07%
Reynolds American, Inc., Sr. Unsec. Gtd. Global Notes, 4.45%, 06/12/2025	1,316,000	1,478,817

Trading Companies & Distributors–1.70%
AerCap Global Aviation Trust (Netherlands), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	34,625,000	35,750,312
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	1,340,000	1,390,250
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	200,000	205,000
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(b)	41,000	43,921
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2020	340,000	353,600
United Rentals North America Inc.,
Sr. Unsec. Gtd. Global Notes,
5.50%, 07/15/2025	130,000	134,713
Sr. Unsec. Gtd. Notes,
6.13%, 06/15/2023	60,000	63,375
		37,941,171

Trucking–0.07%
Avis Budget Car Rental LLC/Avis Budget Finance Inc.,
Sr. Unsec. Gtd. Notes,
5.13%, 06/01/2022(b)	92,000	93,840
6.38%, 04/01/2024(b)	135,000	142,763
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	175,000	167,125
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.45%, 11/15/2021	1,145,000	1,193,547
		1,597,275

	Principal Amount	Value
Wireless Telecommunication Services–0.31%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	$1,115,000	$1,415,001
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	500,000	558,750
Empresa Nacional de Telecomunicaciones S.A. (Chile), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/30/2024(b)	300,000	309,439
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	2,955,000	3,546,953
Sprint Communications Inc.,
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/2020(b)	105,000	113,400
9.00%, 11/15/2018(b)	135,000	149,175
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	179,000	178,552
7.88%, 09/15/2023	101,000	98,475
Turkcell Iletisim Hizmetleri A.S. (Turkey), Unsec. Notes, 5.75%, 10/15/2025(b)	330,000	347,326
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. First Lien Notes, 4.75%, 07/15/2020(b)	300,000	306,000
		7,023,071
Total U.S. Dollar Denominated Bonds and Notes (Cost $1,060,984,253)		1,092,927,284

U.S. Treasury Securities–23.30%
U.S. Treasury Bills–0.40%(e)(f)
0.20%, 11/17/2016	240,000	239,864
0.22%, 11/17/2016	1,805,000	1,803,977
0.25%, 11/17/2016	1,640,000	1,639,070
0.26%, 11/17/2016	600,000	599,660
0.27%, 11/17/2016	965,000	964,453
0.28%, 11/17/2016	20,000	19,989
0.30%, 11/17/2016	825,000	824,532
0.36%, 11/17/2016	160,000	159,909
0.38%, 11/17/2016	210,000	209,881
0.42%, 11/17/2016	1,150,000	1,149,348
0.45%, 11/17/2016	1,400,000	1,399,206
		9,009,889

U.S. Treasury Notes–17.17%
0.75%, 08/15/2019	60,129,300	59,823,964
1.13%, 08/31/2021	152,522,100	151,991,933
1.38%, 08/31/2023	76,174,500	75,781,744
1.50%, 08/15/2026	97,156,200	96,446,571
		384,044,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Core Plus Bond Fund

	Principal Amount	Value
U.S. Treasury Inflation–Indexed Notes–2.79%(g)
0.25%, 01/15/2025	$40,946,614	$41,304,897
0.63%, 01/15/2026	20,326,200	21,190,877
		62,495,774

U.S. Treasury Bonds–2.94%
2.50%, 05/15/2046	62,074,500	65,689,905
Total U.S. Treasury Securities (Cost $521,786,278)		521,239,780

Asset-Backed Securities–13.83%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2035(h)	1,247,552	1,237,097
Series 2005-1, Class 4A1, Variable Rate Pass Through Ctfs., 3.09%, 05/25/2035(h)	2,039,209	2,014,488
Atrium V Corp., Series 5A, Class B, Floating Rate Pass Through Ctfs., 1.50%, 07/20/2020(b)(h)	1,763,000	1,723,882
Banc of America Commercial Mortgage Trust,
Series 2006-1, Class AJ, Variable Rate Pass Through Ctfs., 5.46%, 09/10/2045(h)	115,319	115,258
Series 2006-1, Class B, Variable Rate Pass Through Ctfs., 5.49%, 09/10/2045(h)	3,077,000	3,073,088
Series 2007-4, Class A1A, Variable Rate Pass Through Ctfs., 5.77%, 02/10/2051(h)	2,378,747	2,440,750
Series 2015-UBS7, Class AS, Variable Rate Pass Through Ctfs., 3.99%, 09/15/2048(h)	4,394,000	4,834,631
Banc of America Mortgage Trust, Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.42%, 01/25/2036(h)	1,986,849	1,791,222
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.41%, 05/15/2032(b)(h)	3,730,000	3,675,307
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.77%, 08/25/2033(h)	355,527	352,807
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(h)	2,876,560	2,894,317

	Principal Amount	Value
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 2.58%, 02/25/2036(h)	$1,354,535	$1,327,769
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Variable Rate Pass Through Ctfs., 2.95%, 11/25/2034(h)	3,724,296	3,667,108
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class AJ, Variable Rate Pass Through Ctfs., 5.61%, 09/11/2041(h)	577,901	577,567
Callidus Debt Partners CLO Fund VI Ltd, Series 6A, Class A2, Floating Rate Pass Through Ctfs., 1.31%, 10/23/2021(b)(h)	2,000,000	1,930,227
Carlyle High Yield Partners VIII, Ltd.,
Series 2006-8A, Class B, Floating Rate Pass Through Ctfs., 1.19%, 05/21/2021(b)(h)	700,000	685,070
Series 2006-8A, Class A2B, Floating Rate Pass Through Ctfs., 1.15%, 05/21/2021(b)(h)	4,184,000	4,150,511
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 1.91%, 12/15/2027(b)(h)	1,025,393	1,028,522
Centurion CDO 9 Ltd. (Cayman Islands), REGS,
Series 2005-9X, Class A2, Floating Rate Pass Through Ctfs., 1.11%, 07/17/2019(b)(h)	2,750,000	2,682,847
Series 2005-9A, Class A2, Floating Rate Pass Through Ctfs., 1.11%, 07/17/2019(b)(h)	1,875,000	1,829,214
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.89%, 12/15/2047(b)(h)	5,000,000	5,624,200
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, Pass Through Ctfs., 3.37%, 03/13/2035(b)	1,647,256	1,759,694
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(h)	3,898,595	3,931,227
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(h)	6,561,012	6,600,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Cifc Funding Ltd. (Cayman Islands), Series 2007-2A, Class B, Floating Rate Pass Through Ctfs., 1.43%, 04/15/2021(b)(h)	$2,371,000	$2,317,237
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class B, Pass Through Ctfs., 4.29%, 09/10/2045(b)	1,300,000	1,419,329
Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.60%, 04/10/2046(b)(h)	752,554	729,778
Series 2015-GC27, Class A5, Pass Through Ctfs., 3.14%, 02/10/2048	1,233,335	1,303,184
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB3, Class 2A, Floating Rate Pass Through Ctfs., 2.93%, 09/25/2034(h)	2,618,686	2,543,926
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.64%, 08/25/2034(h)	1,223,185	1,183,594
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class A4, Variable Rate Pass Through Ctfs., 5.96%, 05/15/2046(h)	1,552,608	1,587,992
Commercial Mortgage Loan Trust , Series 2008-LS1, Class A1A, Variable Rate Pass Through Ctfs., 6.30%, 12/10/2049(h)	2,283,182	2,372,698
Commercial Mortgage Trust,
Series 2006-C8, Class A1A, Pass Through Ctfs., 5.29%, 12/10/2046	747,026	751,861
Series 2007-GG9, Class A4, Pass Through Ctfs., 5.44%, 03/10/2039	2,139,905	2,152,180
Series 2007-GG9, Class AM, Pass Through Ctfs., 5.48%, 03/10/2039	1,071,694	1,083,040
Series 2013-CR6, Class A2, Pass Through Ctfs., 2.12%, 03/10/2046	3,647,667	3,668,436
Series 2013-SFS, Class A1, Pass Through Ctfs., 1.87%, 04/12/2035(b)	594,641	594,856
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.55%, 06/08/2030(b)(h)	2,875,000	2,883,264
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.70%, 08/10/2048(h)	5,267,000	5,887,456

	Principal Amount	Value
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	$4,595,000	$4,735,550
Series 2016-GCT, Class C, Variable Rate Pass Through Ctfs., 3.58%, 08/10/2029(b)(h)	2,115,000	2,181,730
Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 1.20%, 06/25/2033(h)	162,481	146,753
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	593,874	534,898
Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class AM, Variable Rate Pass Through Ctfs., 5.89%, 06/15/2039(h)	791,860	797,227
Credit Suisse First Boston Mortgage Securities Corp, Series 2004-AR5, Class 3A1, Variable Rate Pass Through Ctfs., 2.92%, 06/25/2034(h)	3,296,496	3,260,909
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.99%, 09/26/2034(b)(h)	49,285	49,380
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, Pass Through Ctfs., 3.72%, 08/15/2048	1,125,283	1,244,020
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, Variable Rate Pass Through Ctfs., 5.88%, 11/10/2046(b)(h)	638,333	683,776
Deutsche Mortgage Securities, Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, Floating Rate Pass Through Ctfs., 4.08%, 06/27/2037(b)(h)	5,754,751	5,691,216
Eaton Vance CDO VII PLC (Ireland), Series 1-A, Class B2, Floating Rate Pass Through Ctfs., 1.06%, 03/25/2026(b)(h)	1,081,000	1,064,378
First Horizon Alternative Mortgage Securities Trust,
Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/2020	182,210	183,740
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/2036	303,103	237,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Core Plus Bond Fund

	Principal Amount	Value
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.38%, 04/19/2036(h)	$1,389,278	$1,244,371
GS Mortgage Securities Corp II, Series 2013-KING, Class A, Pass Through Ctfs., 2.71%, 12/10/2027(b)	1,537,561	1,564,991
GS Mortgage Securities Trust,
Series 2007-GG10, Class A4, Variable Rate Pass Through Ctfs., 5.99%, 08/10/2045(h)	941,224	958,954
Series 2013-G1, Class A1, Pass Through Ctfs., 2.06%, 04/10/2031(b)	1,117,271	1,108,655
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 1.81%, 02/15/2027(b)(h)	5,000,000	4,945,647
H/2 Asset Funding Ltd. (Cayman Islands), Series 2015-1A, Class AFL, Floating Rate Pass Through Ctfs., 2.17%, 06/24/2049(b)(h)	1,168,530	1,164,646
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 0.96%, 06/20/2035(h)	35,207	31,737
Hilton USA Trust, Series 2013-HLT, Class BFX, Pass Through Ctfs., 3.37%, 11/05/2030(b)	2,050,000	2,056,181
Hyatt Hotel Portfolio Trust, Series 2015-HYT, Class B, Floating Rate Pass Through Ctfs., 2.21%, 11/15/2029(b)(h)	3,998,000	4,001,529
ING Investment Management CLO II, Ltd. (Cayman Islands),
Series 2006-2A, Class A2, Floating Rate Pass Through Ctfs., 1.10%, 08/01/2020(b)(h)	676,082	675,812
Series 2006-2A, Class B, Floating Rate Pass Through Ctfs., 1.16%, 08/01/2020(b)(h)	2,718,000	2,705,695
Inwood Park CDO Ltd. (Cayman Islands), Series 2006-1A, Class B, Floating Rate Pass Through Ctfs., 1.09%, 01/20/2021(b)(h)	3,888,000	3,846,484
JFIN CLO Ltd., Series 2007-1A, Class C, Floating Rate Pass Through Ctfs., 1.95%, 07/20/2021(b)(h)	3,500,000	3,485,271

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(h)	$5,000,000	$5,370,387
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/2047	557,659	558,982
Series 2006-LDP8, Class AJ, Variable Rate Pass Through Ctfs., 5.48%, 05/15/2045(h)	1,200,000	1,198,962
Series 2007-CB19, Class AM, Variable Rate Pass Through Ctfs., 5.88%, 02/12/2049(h)	585,320	596,656
Series 2007-LD12, Class AM, Variable Rate Pass Through Ctfs., 6.21%, 02/15/2051(h)	500,220	514,307
Series 2007-LDPX, Class A1A, Pass Through Ctfs., 5.44%, 01/15/2049	2,790,246	2,822,138
Series 2011-C5, Class D, Variable Rate Pass Through Ctfs., 5.51%, 08/15/2046(b)(h)	452,400	469,464
Series 2012-CBX, Class E, Variable Rate Pass Through Ctfs., 5.39%, 06/15/2045(b)(h)	613,211	627,572
Series 2013-LC11, Class C, Variable Rate Pass Through Ctfs., 3.96%, 04/15/2046(h)	2,864,000	2,966,124
Series 2014-INN, Class A, Floating Rate Pass Through Ctfs., 1.43%, 06/15/2029(b)(h)	1,661,000	1,654,869
JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2035(h)	1,402,817	1,373,951
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.03%, 06/25/2035(h)	1,362,875	1,330,656
Series 2005-A5, Class 1A2, Floating Rate Pass Through Ctfs., 3.21%, 08/25/2035(h)	1,974,206	1,958,894
Series 2005-A6, Class 7A1, Floating Rate Pass Through Ctfs., 3.16%, 08/25/2035(h)	1,228,968	1,175,755
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 4.65%, 06/25/2037(h)	1,712,749	1,539,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Core Plus Bond Fund

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 5.05%, 01/15/2047(h)	$7,750,000	$8,504,351
Series 2015-C31, Class A3, Pass Through Ctfs., 3.80%, 08/15/2048	1,064,445	1,180,084
Series 2016-C1, Class B, Variable Rate Pass Through Ctfs., 4.90%, 03/15/2049(h)	5,083,000	5,911,663
Katonah Ltd. (Cayman Islands), Series 2007-IA, Class A2L, Floating Rate Pass Through Ctfs., 2.21%, 04/23/2022(b)(h)	2,630,000	2,606,352
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class AM, Pass Through Ctfs., 5.38%, 11/15/2038	2,110,000	2,113,732
Series 2007-C1, Class AM, Pass Through Ctfs., 5.46%, 02/15/2040	518,426	522,123
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	415,675	393,416
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	857,573	861,830
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 0.78%, 11/25/2035(h)	1,401,952	1,267,738
MAPS CLO Fund II Ltd. (Cayman Islands), Series 2007-2A, Class A2, Floating Rate Pass Through Ctfs., 1.15%, 07/20/2022(b)(h)	3,448,000	3,357,414
Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.72%, 11/25/2035(h)	1,882,810	1,826,951
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 2.82%, 06/25/2035(h)	2,709,048	2,638,582
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(h)	4,247,000	4,223,368
Series 2014-150E, Class C, Variable Rate Pass Through Ctfs., 4.44%, 09/09/2032(b)(h)	1,700,000	1,849,535
Series 2015-XLF2, Class AFSA, Floating Rate Pass Through Ctfs., 2.46%, 08/15/2026(b)(h)	453,170	453,463
PPM Grayhawk CLO, Ltd. (Cayman Islands), Series 2007-1A, Class A2B, Floating Rate Pass Through Ctfs., 0.98%, 04/18/2021(b)(h)	590,221	585,139

	Principal Amount	Value
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 1.06%, 08/25/2031(h)	$217,234	$164,412
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,580,049	1,498,868
Sequoia Mortgage Trust,
Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(h)	2,138,449	2,072,174
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(h)	1,909,352	1,856,116
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(h)	1,787,422	1,826,366
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/2043(b)(h)	3,049,176	3,168,332
Silverado CLO Ltd., Series 2006-2A, Class A1 (Cayman Islands), Floating Rate Pass Through Ctfs., 0.92%, 10/16/2020(b)(h)	2,495,411	2,470,591
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 1.06%, 05/25/2035(h)	41,645	36,764
Stone Tower CLO VII Ltd. (Cayman Islands), Series 2007-7A, Class A3, Floating Rate Pass Through Ctfs., 1.80%, 08/30/2021(b)(h)	2,509,000	2,493,521
Stoney Lane Funding I Corp., Series 2007-1A, Class A2, Floating Rate Pass Through Ctfs., 1.06%, 04/18/2022(b)(h)	2,013,000	1,929,769
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 2.97%, 09/25/2034(h)	2,272,196	2,248,351
Series 2004-16, Class 2A, Floating Rate Pass Through Ctfs., 2.94%, 11/25/2034(h)	6,401,357	6,399,899
Series 2004-16, Class 5A3, Variable Rate Pass Through Ctfs., 2.98%, 11/25/2034(h)	974,426	972,340
Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 2.95%, 07/25/2034(h)	2,733,102	2,724,487
Series 2007-3, Class 4A2, Variable Rate Pass Through Ctfs., 4.54%, 04/25/2047(h)	960,375	692,404
Structured Asset Investment Loan Trust, Series 2003-BC12, Class 3A, Floating Rate Pass Through Ctfs., 1.26%, 11/25/2033(h)	3,141	3,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	$445,707	$430,669
Symphony CLO II Ltd. (Cayman Islands),
Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 1.16%, 10/25/2020(b)(h)	5,545,000	5,497,333
Series 2006-2A, Class A3, Floating Rate Pass Through Ctfs., 1.25%, 10/25/2020(b)(h)	2,882,000	2,843,791
Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 1.52%, 12/25/2033(h)	1,385,010	1,272,800
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 2.51%, 04/25/2045(h)	2,502,899	2,512,813
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.68%, 07/25/2045(h)	3,076,690	2,987,253
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4, Pass Through Ctfs., 3.09%, 08/10/2049	264,769	281,229
Series 2012-C4, Class A5, Pass Through Ctfs., 2.85%, 12/10/2045	532,433	559,187
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.14%, 01/10/2045(b)(h)	4,500,000	5,097,418
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.46%, 10/15/2044(h)	116,556	116,434
Series 2006-C25, Class D, Variable Rate Pass Through Ctfs., 6.01%, 05/15/2043(h)	4,900,000	4,887,157
Series 2006-C27, Class AJ, Variable Rate Pass Through Ctfs., 5.83%, 07/15/2045(h)	6,320,000	6,351,600
WaMu Mortgage Pass Through Trust,
Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.70%, 08/25/2033(h)	994,352	1,006,208
Series 2005-AR10, Class 1A3, Variable Rate Pass Through Ctfs., 2.72%, 09/25/2035(h)	429,854	418,222
Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.48%, 10/25/2035(h)	1,707,749	1,629,401
Series 2007-HY2, Class 2A2, Variable Rate Pass Through Ctfs., 2.87%, 11/25/2036(h)	1,138,518	1,026,142

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, Floating Rate Pass Through Ctfs., 1.86%, 02/15/2027(b)(h)	$9,500,000	$9,550,690
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 3.11%, 07/25/2034(h)	734,912	735,094
Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.85%, 12/25/2034(h)	874,983	893,025
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 3.01%, 08/25/2035(h)	798,054	785,114
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.87%, 03/25/2035(h)	1,907,258	1,928,350
Series 2006-AR8, Class 1A3, Variable Rate Pass Through Ctfs., 2.90%, 04/25/2036(h)	2,107,106	2,086,836
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	1,208,809	1,190,461
WFRBS Commercial Mortgage Trust,
Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.87%, 11/15/2044(b)(h)	5,000,000	5,792,958
Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	5,739,000	6,418,533
Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.96%, 11/15/2045(b)(h)	568,832	564,527
Series 2013-C14, Class A5, Pass Through Ctfs., 3.34%, 06/15/2046	1,485,143	1,598,375
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.63%, 08/15/2046(h)	3,800,000	4,248,015
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.15%, 09/15/2046(h)	3,127,000	3,607,066
Series 2014-C20, Class A2, Pass Through Ctfs., 3.04%, 05/15/2047	1,018,550	1,056,835
Total Asset-Backed Securities (Cost $305,134,328)		309,412,596

U.S. Government Sponsored Agency Mortgage-Backed Securities–12.16%
Collateralized Mortgage Obligations–0.17%
Fannie Mae REMICs, IO,
7.00%, 05/25/2033	14,975	3,861
6.00%, 07/25/2033	11,112	2,175
Ginnie Mae REMICs, IO,
1.58%, 09/20/2064(h)	12,271,264	1,089,075
1.65%, 11/20/2064(h)	7,944,852	692,696
1.69%, 12/20/2064(h)	21,023,953	1,926,584
		3,714,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Federal Deposit Insurance Co. (FDIC)–0.00%
Series 2010-S1, Class 1A, Structured Sale Gtd. Floating Rate Notes, 1.07%, 02/25/2048(b)(h)	$15,076	$15,077

Federal Home Loan Mortgage Corp. (FHLMC)–2.73%
Pass Through Ctfs.,
6.50%, 02/01/2017 to 09/01/2036	714,274	828,510
6.00%, 04/01/2017 to 02/01/2034	392,650	441,756
7.50%, 04/01/2017 to 05/01/2035	945,732	1,138,021
7.00%, 07/01/2019 to 10/01/2034	1,935,400	2,243,765
3.50%, 08/01/2026	1,201,528	1,286,166
8.50%, 08/01/2031	64,925	82,094
8.00%, 08/01/2032	54,943	69,025
5.50%, 01/01/2034 to 07/01/2040	4,553,112	5,153,766
5.00%, 07/01/2034 to 06/01/2040	4,310,154	4,806,910
4.50%, 06/01/2041	2,821,584	3,098,436
Pass Through Ctfs., ARM,
2.77%, 12/01/2036(h)	141,386	148,615
3.03%, 02/01/2037(h)	43,341	46,101
3.07%, 05/01/2037(h)	406,555	431,190
2.35%, 06/01/2043(h)	3,315,536	3,402,434
Pass Through Ctfs., TBA, 3.50%, 09/01/2046(i)	36,000,000	37,913,904
		61,090,693

Federal National Mortgage Association (FNMA)–5.95%
Pass Through Ctfs.,
7.00%, 01/01/2017 to 02/01/2034	708,900	818,532
6.50%, 02/01/2017 to 01/01/2037	260,513	301,044
6.00%, 05/01/2017 to 10/01/2039	66,819	73,762
5.00%, 03/01/2018 to 12/01/2039	1,122,905	1,244,735
5.50%, 11/01/2018 to 06/01/2040	2,074,404	2,353,462
7.50%, 03/01/2021 to 08/01/2037	1,016,954	1,219,499
8.00%, 08/01/2021 to 04/01/2033	108,368	134,550
9.50%, 04/01/2030	20,459	23,809
8.50%, 10/01/2032	99,297	128,103
3.00%, 08/01/2043	5,213,795	5,445,954
Pass Through Ctfs., ARM,
2.69%, 05/01/2035(h)	430,023	454,493
2.52%, 01/01/2037(h)	289,648	304,451
2.74%, 03/01/2038(h)	153,796	162,669

	Principal Amount		Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., TBA,
2.50%, 09/01/2031(i)		$35,620,000	$36,808,258
3.00%, 09/01/2031(i)		29,800,000	31,203,857
3.50%, 09/01/2031(i)		8,300,000	8,764,768
4.50%, 09/01/2046(i)		40,000,000	43,700,004
			133,141,950

Government National Mortgage Association (GNMA)–3.31%
Pass Through Ctfs.,
7.50%, 06/15/2023 to 05/15/2032		26,160	28,297
9.00%, 09/15/2024 to 10/15/2024		16,363	16,437
8.50%, 02/15/2025		6,203	6,230
8.00%, 08/15/2025 to 09/15/2026		53,120	56,891
6.56%, 01/15/2027		142,999	164,750
7.00%, 10/15/2028 to 09/15/2032		329,580	379,825
6.00%, 11/15/2028 to 02/15/2033		88,537	102,561
6.50%, 01/15/2029 to 09/15/2034		205,692	237,150
5.50%, 06/15/2035		118,907	134,667
5.00%, 07/15/2035 to 08/15/2035		63,663	70,928
Pass Through Ctfs., ARM,
2.00%, 01/20/2025(h)		46,070	47,449
2.13%, 05/20/2025(h)		13,428	13,869
3.00%, 06/20/2025(h)		7,888	8,212
Pass Through Ctfs., TBA,
3.00%, 09/01/2046(i)		34,860,000	36,524,018
4.00%, 09/01/2046(i)		33,930,000	36,264,676
			74,055,960
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $270,854,738)			272,018,071

Non-U.S. Dollar Denominated Bonds & Notes–1.02%(j)
Casinos & Gaming–0.01%
Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Bonds, 5.75%, 05/15/2021(b)	EUR	100,000	118,811

Food Retail–0.01%
Labeyrie Fine Foods S.A.S. (France), Sr. Sec. Gtd. First Lien Notes, 5.63%, 03/15/2021(b)	EUR	100,000	117,192

Metal & Glass Containers–0.01%
Verallia Packaging SASU (France), Sr. Sec. Gtd. First Lien Notes, 5.13%, 08/01/2022(b)	EUR	100,000	120,078

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Core Plus Bond Fund

	Principal Amount		Value
Multi-Sector Holdings–0.00%
Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(b)	GBP	63,636	$86,671

Other Diversified Financial Services–0.01%
Garfunkelux Holdco 3 S.A. (Luxembourg), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 8.50%, 11/01/2022(b)	GBP	100,000	135,878

Sovereign Debt–0.98%
United Kingdom Gilt (United Kingdom), REGS, Series 2045, Unsec. Bonds, 3.50%, 01/22/2045(b)	GBP	11,000,000	22,223,008
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $22,524,160)			22,801,638

	Shares
Preferred Stocks–0.91%
Investment Banking & Brokerage–0.87%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.		446,324	12,073,064
Morgan Stanley, Series F, 6.88% Pfd.		249,737	7,479,623
			19,552,687

Regional Banks–0.04%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		27,000	815,400
Total Preferred Stocks (Cost $19,520,685)			20,368,087

	Principal Amount	Value
Municipal Obligations–0.07%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	$500,000	$685,050
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	550,000	744,007
Total Municipal Obligations (Cost $1,050,000)		1,429,057

	Shares
Money Market Funds–9.10%
Liquid Assets Portfolio–Institutional Class, 0.38%(k)	101,765,820	101,765,820
Premier Portfolio –Institutional Class, 0.37%(k)	101,765,819	101,765,819
Total Money Market Funds (Cost $203,531,639)		203,531,639

Options Purchased–0.10%
(Cost $3,993,102)(l)		2,343,931
TOTAL INVESTMENTS–109.35% (Cost $2,409,379,183)		2,446,072,083
OTHER ASSETS LESS LIABILITIES–(9.35)%		(209,156,562)
NET ASSETS–100.00%		$2,236,915,521

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
Pfd.	– Preferred

RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured

Notes	to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2016 was $535,433,277, which represented 23.94% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1L, Note 1P and Note 4.
(g)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2016.
(i)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Core Plus Bond Fund

(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.
(l)	The table below details options purchases: See Note 1N and Note 1O:

Open Over-The-Counter Credit Default Swaptions Purchased — Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Floating Rate	Reference Entity	Expiration Date	Implied Credit Spread(a)	Notional Value	Value
5 Year Credit Default Swap	Put	Barclays Bank PLC	103.00%	Receive	Markit CDX North America High Yield Index, Series 26, Version 1	10/19/2016	3.93%	$155,000,000	$1,051,984

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price	Notional Value		Value
EUR versus NOK	Put	Bank of America Merrill Lynch	11/14/2016	NOK 9.000	EUR	80,000,000	$274,981
GBP versus AUD	Put	Deutsche Bank Securities Inc.	09/07/2016	AUD 1.684	GBP	51,000,000	5,664
USD versus INR	Put	Bank of America Merrill Lynch	10/03/2016	INR 67.500	USD	11,500,000	94,282
USD versus INR	Put	Bank of America Merrill Lynch	11/08/2016	INR 66.820	USD	10,000,000	46,290
USD versus JPY	Put	Citibank, N.A.	09/28/2016	JPY 100.000	USD	47,000,000	223,009
USD versus JPY	Put	Deutsche Bank Securities Inc.	09/28/2016	JPY 100.000	USD	47,000,000	223,009
Subtotal Foreign Currency Options Purchased — Currency Risk							$867,235

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
30 Year Interest Rate Swap	Call	Goldman Sachs International	1.67%	Receive	3 Month USD LIBOR	05/16/2017	$7,000,000	$389,004
30 Year Interest Rate Swap	Put	Goldman Sachs International	2.67	Pay	3 Month USD LIBOR	05/16/2017	7,000,000	35,708
Subtotal Interest Rate Swaptions Purchased — Interest Rate Risk								$424,712
Total Options Purchased (Cost $3,993,102)								$2,343,931

Abbreviations:

AUD	– Australian Dollar
EUR	– Euro

GBP	– British Pound Sterling
INR	– Indian Rupee

JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate

NOK	– Norwegian Krone
USD	– U.S. Dollar

(a)	Implied credit spreads represent the current level as of August 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $2,205,847,544)	$2,242,540,444
Investments in affiliated money market funds, at value and cost	203,531,639
Total investments, at value (Cost $2,409,379,183)	2,446,072,083
Foreign currencies, at value (Cost $770,890)	775,465
Receivable for:
Investments sold	62,813,579
Variation margin — centrally cleared swap agreements	31,433
Fund shares sold	15,383,253
Dividends and interest	13,712,654
Custody expenses reimbursed	77,314
Investments matured, at value (Cost $303,357)	308,416
Principal paydowns	70,621
Swaps receivables — OTC	487
Premiums paid on swap agreements — OTC	72,300
Investment for trustee deferred compensation and retirement plans	110,069
Unrealized appreciation on forward foreign currency contracts outstanding	2,796,623
Other assets	116,335
Total assets	2,542,340,632

Liabilities:
Payable for:
Investments purchased	296,510,140
Fund shares reacquired	3,199,854
Options written, at value (premiums received $1,284,637)	476,915
Dividends	452,592
Swaps payable — OTC	11,659
Variation margin — futures	43,392
Variation margin — centrally cleared swap agreements	18,280
Accrued fees to affiliates	502,407
Accrued trustees’ and officers’ fees and benefits	4,959
Accrued other operating expenses	217,844
Trustee deferred compensation and retirement plans	123,944
Unrealized depreciation on forward foreign currency contracts outstanding	3,758,849
Unrealized depreciation on swap agreements — OTC	104,276
Total liabilities	305,425,111
Net assets applicable to shares outstanding	$2,236,915,521

Net assets consist of:
Shares of beneficial interest	$2,198,074,386
Undistributed net investment income	5,034,067
Undistributed net realized gain	(2,749,484)
Net unrealized appreciation	36,556,552
$2,236,915,521

Net Assets:
Class A	$684,628,281
Class B	$6,419,786
Class C	$108,578,796
Class R	$7,545,203
Class Y	$282,260,210
Class R5	$89,994
Class R6	$1,147,393,251

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	61,930,150
Class B	580,924
Class C	9,826,689
Class R	682,823
Class Y	25,515,061
Class R5	8,147
Class R6	103,826,980
Class A:
Net asset value per share	$11.05
Maximum offering price per share
(Net asset value of $11.05 ÷ 95.75%)	$11.54
Class B:
Net asset value and offering price per share	$11.05
Class C:
Net asset value and offering price per share	$11.05
Class R:
Net asset value and offering price per share	$11.05
Class Y:
Net asset value and offering price per share	$11.06
Class R5:
Net asset value and offering price per share	$11.05
Class R6:
Net asset value and offering price per share	$11.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Interest	$36,115,605
Dividends	329,604
Dividends from affiliated money market funds	471,359
Other income	11,712
Total investment income	36,928,280

Expenses:
Advisory fees	4,951,429
Administrative services fees	293,145
Distribution fees:
Class A	1,430,642
Class B	73,639
Class C	815,923
Class R	32,082
Transfer agent fees — A, B, C, R and Y	1,400,989
Transfer agent fees — R5	176
Transfer agent fees — R6	524
Trustees’ and officers’ fees and benefits	35,118
Registration and filing fees	155,727
Reports to shareholders	119,602
Professional services fees	68,410
Other	104,121
Total expenses	9,481,527
Less: Fees waived, expense reimbursed and expense offset arrangement(s)	(762,109)
Net expenses	8,719,418
Net investment income	28,208,862

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gain (loss) from securities sold to affiliates of $(206))	10,921,842
Foreign currencies	(896)
Forward foreign currency contracts	1,913,325
Futures contracts	(5,381,829)
Option contracts written	4,963,225
Swap agreements	(211,645)
12,204,022
Change in net unrealized appreciation (depreciation) of:
Investment securities	40,705,797
Foreign currencies	(8,830)
Forward foreign currency contracts	(1,512,269)
Futures contracts	(143,064)
Option contracts written	1,225,361
Swap agreements	945,720
41,212,715
Net realized and unrealized gain	53,416,737
Net increase in net assets resulting from operations	$81,625,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$28,208,862	$23,362,873
Net realized gain	12,204,022	13,902,919
Change in net unrealized appreciation (depreciation)	41,212,715	(31,722,327)
Net increase in net assets resulting from operations	81,625,599	5,543,465

Distributions to shareholders from net investment income:
Class A	(18,207,241)	(14,917,587)
Class B	(182,004)	(298,682)
Class C	(1,976,312)	(1,472,780)
Class R	(188,532)	(179,006)
Class Y	(4,551,318)	(2,379,308)
Class R5	(6,224)	(33,725)
Class R6	(11,809,582)	(10,732,408)
Total distributions from net investment income	(36,921,213)	(30,013,496)

Share transactions–net:
Class A	165,278,190	174,061,422
Class B	(2,332,379)	(3,166,515)
Class C	39,727,034	28,719,763
Class R	1,422,632	2,433,288
Class Y	173,818,144	95,315,767
Class R5	(579,270)	(808,803)
Class R6	862,088,662	15,020,198
Net increase in net assets resulting from share transactions	1,239,423,013	311,575,120
Net increase in net assets	1,284,127,399	287,105,089

Net assets:
Beginning of year	952,788,122	665,683,033
End of year (includes undistributed net investment income of $5,034,067 and $(509,458), respectively)	$2,236,915,521	$952,788,122

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

37                         Invesco Core Plus Bond Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

38                         Invesco Core Plus Bond Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

39                         Invesco Core Plus Bond Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

N.	Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

40                         Invesco Core Plus Bond Fund

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at

41                         Invesco Core Plus Bond Fund

the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
R.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
S.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.43%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.86%, 1.61%, 1.61%, 1.11%, 0.61%, 0.61% and 0.61%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2016. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $189,459 and reimbursed class level expenses of $405,538, $5,219, $57,821, $4,547 and $95,938 of Class A, Class B, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

42                         Invesco Core Plus Bond Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $323,224 in front-end sales commissions from the sale of Class A shares and $35,607, $1,291 and $7,015 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$223,899,726	$—	$—	$223,899,726
U.S. Treasury Securities	—	521,239,780	—	521,239,780
Corporate Debt Securities	—	1,060,200,069	—	1,060,200,069
U.S. Government Sponsored Agency Securities	—	272,018,071	—	272,018,071
Asset-Backed Securities	—	309,412,596	—	309,412,596
Municipal Obligations	—	1,429,057	—	1,429,057
Foreign Debt Securities	—	22,801,638	—	22,801,638
Foreign Sovereign Debt Securities	—	32,727,215	—	32,727,215
Options Purchased	—	2,343,931	—	2,343,931
	223,899,726	2,222,172,357	—	2,446,072,083
Forward Foreign Currency Contracts*	—	(962,226)	—	(962,226)
Futures Contracts*	(334,747)	—	—	(334,747)
Options Written*	—	(476,915)	—	(476,915)
Swap Agreements*	447,945	(104,276)	—	343,669
Total Investments	$224,012,924	$2,220,628,940	$—	$2,444,641,864

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

43                         Invesco Core Plus Bond Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Options purchased(a)	$1,051,984	$—
Options written(b)	—	(243,367)
Swap agreements(c)	—	(104,276)
Currency risk:
Forward foreign currency contracts(d)	2,796,623	(3,758,849)
Options purchased(a)	867,235	—
Options written(b)	—	(233,548)
Interest rate risk:
Futures contracts(e)	21,853	(356,600)
Options purchased(a)	424,712	—
Swap agreements(f)	1,370,872	(922,927)
Total	$6,533,279	$(5,619,567)

(a)	Options purchased at value as reported in the Schedule of Investments.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the caption Options written, at value.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.
(d)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(e)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(f)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$(144,566)	$965,384	$(275,624)
Currency risk	1,913,325	—	(4,399,894)	3,997,841	—
Interest rate risk	—	(5,381,829)	(2,323,330)	—	63,979
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	—	35,980	82,045	(30,088)
Currency risk	(1,512,269)	—	(1,228,293)	1,143,316	—
Interest rate risk	—	(143,064)	(265,117)	—	975,808
Total	$401,056	$(5,524,893)	$(8,325,220)	$6,188,586	$734,075

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$431,300,004	$214,106,593	$241,958,150	$109,497,234	$106,744,675

44                         Invesco Core Plus Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/09/16	Citigroup Global Markets Inc.	EUR	505,000	USD	575,466	$563,531	$11,935
09/09/16	Citigroup Global Markets Inc.	GBP	325,000	USD	470,127	426,873	43,254
09/09/16	Citigroup Global Markets Inc.	USD	212,281	GBP	159,794	209,882	(2,399)
09/09/16	Deutsche Bank Securities Inc.	EUR	10,700	USD	12,192	11,940	252
09/09/16	Deutsche Bank Securities Inc.	USD	256,709	EUR	226,400	252,641	(4,068)
09/09/16	Goldman Sachs International	GBP	46,000	USD	66,530	60,419	6,111
09/09/16	Goldman Sachs International	USD	99,257	GBP	67,630	88,829	(10,428)
09/30/16	Deutsche Bank Securities Inc.	JPY	3,217,523,200	USD	31,900,000	31,144,746	755,254
09/30/16	Deutsche Bank Securities Inc.	USD	8,472,701	JPY	897,191,200	8,684,566	211,865
11/28/16	Deutsche Bank Securities Inc.	USD	12,157,916	CNY	83,129,750	12,364,825	206,909
11/28/16	Goldman Sachs International	USD	5,781,412	CNY	39,520,000	5,878,255	96,843
11/28/16	JPMorgan Chase Bank, N.A.	CNY	122,649,750	USD	18,562,202	18,243,080	319,122
11/30/16	Barclays Bank PLC	EUR	20,935,244	USD	23,500,000	23,444,414	55,586
11/30/16	Barclays Bank PLC	GBP	26,835,267	USD	35,111,235	35,305,899	(194,664)
11/30/16	Barclays Bank PLC	USD	28,985,308	GBP	22,000,000	28,944,365	(40,943)
11/30/16	Barclays Bank PLC	USD	23,500,000	SEK	199,310,480	23,387,481	(112,519)
11/30/16	Citigroup Global Markets Inc.	GBP	25,900,000	USD	33,894,296	34,075,413	(181,117)
11/30/16	Citigroup Global Markets Inc.	SGD	31,143,610	USD	23,000,000	22,851,295	148,705
11/30/16	Citigroup Global Markets Inc.	USD	46,230,138	SGD	62,096,320	45,562,520	(667,618)
11/30/16	Deutsche Bank Securities Inc.	EUR	21,500,000	USD	24,043,450	24,076,858	(33,408)
11/30/16	Deutsche Bank Securities Inc.	GBP	16,400,000	USD	21,735,412	21,576,709	158,703
11/30/16	Deutsche Bank Securities Inc.	MYR	37,027,700	USD	9,256,925	9,033,702	223,223
11/30/16	Deutsche Bank Securities Inc.	TWD	740,187,500	USD	23,208,930	23,424,882	(215,952)
11/30/16	Deutsche Bank Securities Inc.	USD	21,762,068	AUD	28,400,000	21,299,411	(462,657)
11/30/16	Deutsche Bank Securities Inc.	USD	9,135,099	MYR	37,027,700	9,033,702	(101,397)
11/30/16	Goldman Sachs International	EUR	30,240,589	USD	33,715,355	33,865,041	(149,686)
11/30/16	Goldman Sachs International	SGD	30,952,710	USD	23,042,463	22,711,224	331,239
11/30/16	Goldman Sachs International	USD	34,188,578	EUR	30,240,590	33,865,041	(323,537)
11/30/16	JPMorgan Chase Bank, N.A.	CAD	47,220,461	USD	35,899,087	36,025,758	(126,671)
11/30/16	JPMorgan Chase Bank, N.A.	EUR	22,000,000	USD	24,379,432	24,636,785	(257,353)
11/30/16	JPMorgan Chase Bank, N.A.	KRW	13,524,000,000	USD	12,000,000	12,115,611	(115,611)
11/30/16	JPMorgan Chase Bank, N.A.	SEK	199,310,480	USD	23,405,149	23,387,481	17,668
11/30/16	JPMorgan Chase Bank, N.A.	USD	13,243,161	CAD	17,162,925	13,094,057	(149,104)
11/30/16	JPMorgan Chase Bank, N.A.	USD	48,366,242	EUR	42,935,244	48,081,199	(285,043)
11/30/16	JPMorgan Chase Bank, N.A.	USD	12,167,341	KRW	13,524,000,000	12,115,611	(51,730)
01/23/17	Morgan Stanley Capital Services LLC	CNY	84,656,250	USD	12,500,000	12,545,394	(45,394)
03/03/17	JPMorgan Chase Bank, N.A.	CNY	66,895,000	USD	9,900,836	9,888,131	12,705
03/03/17	JPMorgan Chase Bank, N.A.	USD	10,115,681	CNY	66,895,000	9,888,131	(227,550)
04/28/17	Deutsche Bank Securities Inc.	CNY	69,935,250	USD	10,500,000	10,302,751	197,249
Total Forward Foreign Currency Contracts — Currency Risk							$(962,226)

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CNY	– Chinese Yuan
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen

KRW	– South Korean Won
MYR	– Malaysian Ringgit
SEK	– Swedish Krona
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– U.S. Dollar

45                         Invesco Core Plus Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	354	December–2016	$77,282,625	$(33,945)
U.S. Treasury 5 Year Notes	Short	40	December–2016	(4,850,000)	(8,533)
U.S. Treasury 10 Year Notes	Short	1060	December–2016	(138,777,188)	(86,554)
U.S. 10 Year Ultra Bonds	Short	554	December–2016	(79,983,750)	(157,131)
U.S. Long Bonds	Short	101	December–2016	(17,207,875)	21,853
U.S. Ultra Bonds	Short	52	December–2016	(9,748,375)	(70,437)
Total Futures Contracts — Interest Rate Risk					$(334,747)

Open Over-The-Counter Credit Default Swaptions Written — Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Floating Rate	Reference Entity	Expiration Date	Implied Credit Spread(a)	Premiums Received	Notional Value	Value	Unrealized Appreciation
5 Year Credit Default Swap	Put	Barclays Bank PLC	99.00%	Pay	Markit CDX North America High Yield Index, Series 26, Version 1	10/19/16	3.93%	$(310,000)	$155,000,000	$(243,367)	$66,633

(a)	Implied credit spreads represent the current level as of August 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
EUR versus NOK	Put	Bank of America Merrill Lynch	11/14/16	NOK	8.75	$(194,591)	EUR	80,000,000	$(59,726)	$134,865
USD versus CNY	Call	Morgan Stanley Capital Services LLC	01/19/17	CNY	7.20	(61,825)	USD	12,500,000	(31,323)	30,502
USD versus CNY	Call	Deutsche Bank Securities Inc.	04/26/17	CNY	7.25	(131,565)	USD	10,500,000	(59,006)	72,559
USD versus INR	Call	Bank of America Merrill Lynch	10/03/16	INR	70.80	(55,902)	USD	11,500,000	(1,830)	54,072
USD versus INR	Put	Bank of America Merrill Lynch	10/03/16	INR	66.00	(22,770)	USD	11,500,000	(9,747)	13,023
USD versus JPY	Put	Citibank, N.A.	09/28/16	JPY	96.00	(144,675)	USD	47,000,000	(35,958)	108,717
USD versus JPY	Put	Deutsche Bank Securities Inc.	09/28/16	JPY	96.00	(363,310)	USD	47,000,000	(35,958)	327,352
Subtotal Foreign Currency Options Written — Currency Risk						$(974,638)			$(233,548)	$741,090
Total Options Written						$(1,284,638)			$(476,915)	$807,723

Options Written Transactions
	Call Options
	Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	EUR	17,000,000	JPY	—	USD	28,500,000	$409,003
Written	EUR	—	JPY	242,500,000	USD	123,000,000	1,218,451
Closed	EUR	—	JPY	—	USD	(68,000,000)	(563,143)
Expired	EUR	(17,000,000)	JPY	(242,500,000)	USD	(49,000,000)	(815,019)
End of period	EUR	—	JPY	—	USD	34,500,000	$249,292

			Put Options
			Notional Value		Notional Value		Premiums Received
Beginning of period			EUR	—	USD	9,000,000	$122,958
Written			EUR	119,194,000	USD	415,500,000	5,098,169
Closed			EUR	(10,750,000)	USD	(76,500,000)	(883,957)
Expired			EUR	(28,444,000)	USD	(87,500,000)	(3,301,824)
End of period			EUR	80,000,000	USD	260,500,000	$1,035,346

Abbreviations:

CNY	– Chinese Yuan
EUR	– Euro

JPY	– Japanese Yen
INR	– Indian Rupee

NOK	– Norwegian Krone
USD	– U.S. Dollar

46                         Invesco Core Plus Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/ Clearinghouse	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date		Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/LCH	Pay	28 Day MXN TIIE	4.995%	06/04/18	MXN	1,000,000,000	$(269,341)
Credit Suisse Securities (USA) LLC/LCH	Pay	28 Day MXN TIIE	5.525	07/27/18	MXN	1,000,000,000	200,223
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	0.431	08/10/21	GBP	(65,500,000)	158,453
Credit Suisse Securities (USA) LLC/LCH	Pay	6 Month JPY LIBOR	0.040	08/01/26	JPY	2,344,000,000	(288,626)
Credit Suisse Securities (USA) LLC/LCH	Pay	6 Month JPY LIBOR	0.076	07/14/26	JPY	2,344,000,000	(358,696)
Credit Suisse Securities (USA) LLC/LCH	Pay	6 Month JPY LIBOR	0.083	08/05/26	JPY	2,170,000,000	(6,264)
Credit Suisse Securities (USA) LLC/LCH	Receive	6 Month JPY LIBOR	0.229	07/14/46	JPY	(784,000,000)	557,993
Credit Suisse Securities (USA) LLC/LCH	Receive	6 Month JPY LIBOR	0.305	08/01/46	JPY	(784,000,000)	397,051
Credit Suisse Securities (USA) LLC/LCH	Receive	6 Month JPY LIBOR	0.455	08/05/46	JPY	(750,000,000)	57,152
Total Interest Rate Swap Agreements — Interest Rate Risk							$447,945

Abbreviations:

CME	– Chicago Mercantile Exchange
GBP	– British Pound Sterling
JPY	– Japanese Yen
LCH	– LCH Clearnet
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
TIIE	– Interbank Equilibrium Interest Rate

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.28%	$(5,500,000)	$72,300	$(104,276)

(a)	Implied credit spreads represent the current level as of August 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

47                         Invesco Core Plus Bond Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2016.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch(a)	$415,553	$(71,303)	$—	$—	$344,250
Bank of America Merrill Lynch(b)	72,787	(72,787)	—	—	—
Barclays Bank PLC(c)	55,586	(55,586)	—	—	—
Barclays Bank PLC(a)	1,051,984	(243,367)	—	—	808,617
Citibank, N.A.(a)	223,009	(35,958)	—	(187,051)	—
Citigroup Global Markets Inc.(c)	203,894	(203,894)	—	—	—
Credit Suisse Securities (USA) LLC(d)	1,370,872	(922,927)	—	—	447,945
Deutsche Bank Securities Inc.(c)	1,753,455	(817,482)	—	—	935,973
Deutsche Bank Securities Inc.(a)	228,673	(94,964)	—	(133,709)	—
Goldman Sachs International(c)	434,193	(434,193)	—	—	—
Goldman Sachs International(a)	424,712	—	—	(396,703)	28,009
JPMorgan Chase Bank, N.A.(c)	349,495	(349,495)	—	—	—
Total	$6,584,213	$(3,301,956)	$—	$(717,463)	$2,564,794

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch(a)	$71,303	$(71,303)	$—	$—	$—
Bank of America Merrill Lynch(b)	115,935	(72,787)	—	—	43,148
Barclays Bank PLC(c)	348,126	(55,586)	—	—	292,540
Barclays Bank PLC(a)	243,367	(243,367)	—	—	—
Citibank, N.A.(a)	35,958	(35,958)	—	—	—
Citigroup Global Markets Inc. (c)	851,134	(203,894)	—	—	647,240
Credit Suisse Securities (USA) LLC(d)	922,927	(922,927)	—	—	—
Deutsche Bank Securities Inc.(c)	817,482	(817,482)	—	—	—
Deutsche Bank Securities Inc.(a)	94,964	(94,964)	—	—	—
Goldman Sachs International(c)	483,651	(434,193)	—	—	49,458
JPMorgan Chase Bank, N.A.(c)	1,213,062	(349,495)	—	—	863,567
Morgan Stanley Capital Services LLC(a)	31,323	—	—	—	31,323
Morgan Stanley Capital Services LLC (c)	45,394	—	—	—	45,394
Total	$5,274,626	$(3,301,956)	$—	$—	$1,972,670

(a)	Options contracts — OTC Counterparty.
(b)	Swap agreements — OTC Counterparty.
(c)	Forward foreign currency contracts Counterparty.
(d)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation)

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016, the Fund engaged in securities purchases of $6,865,588 and securities sales of $319,084, which did not resulted in net realized gain (loss) of $(206).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,587.

48                         Invesco Core Plus Bond Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$36,921,213	$30,013,496

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$5,962,418
Net unrealized appreciation — investments	35,431,949
Net unrealized appreciation — other investments	878,824
Temporary book/tax differences	(559,063)
Capital loss carryforward	(2,872,993)
Shares of beneficial interest	2,198,074,386
Total net assets	$2,236,915,521

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premium amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of August 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$2,872,993	$2,872,993

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $3,946,673,368 and $3,777,397,004, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,411,091,969 and $2,016,987,155, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

49                         Invesco Core Plus Bond Fund

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$42,663,691
Aggregate unrealized (depreciation) of investment securities	(7,231,742)
Net unrealized appreciation of investment securities	$35,431,949

Cost of investments for tax purposes is $2,410,640,134.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and forward foreign currency contracts, on August 31, 2016, undistributed net investment income was increased by $14,255,876, undistributed net realized gain was increased by $62,567,969 and shares of beneficial interest was decreased by $76,823,845. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	26,698,308	$286,930,530	22,794,656	$247,856,089
Class B	86,209	925,677	97,108	1,055,710
Class C	6,359,817	68,330,896	4,218,004	45,900,723
Class R	277,672	2,979,551	434,461	4,705,542
Class Y	21,485,228	233,677,834	10,907,806	118,966,984
Class R5	6,891	74,320	29,743	317,612
Class R6(b)	84,538,568	932,038,810	2,716,835	29,628,889

Issued as reinvestment of dividends:
Class A	1,492,493	16,042,790	1,361,980	14,812,636
Class B	14,107	151,169	25,983	282,808
Class C	159,425	1,714,237	132,476	1,439,880
Class R	17,498	187,876	16,338	177,776
Class Y	249,081	2,691,271	155,336	1,687,568
Class R5	471	5,021	2,906	31,585
Class R6	1,094,486	11,809,582	987,288	10,732,408

Automatic conversion of Class B shares to Class A shares:
Class A	189,382	2,031,185	196,567	2,136,815
Class B	(189,423)	(2,031,185)	(196,584)	(2,136,815)

Reacquired:
Class A	(13,017,269)	(139,726,315)	(8,351,410)	(90,744,118)
Class B	(128,873)	(1,378,040)	(218,008)	(2,368,218)
Class C	(2,822,220)	(30,318,099)	(1,716,630)	(18,620,840)
Class R	(162,547)	(1,744,795)	(226,273)	(2,450,030)
Class Y	(5,839,784)	(62,550,961)	(2,330,560)	(25,338,785)
Class R5	(62,030)	(658,611)	(106,862)	(1,158,000)
Class R6	(7,683,716)	(81,759,730)	(2,325,168)	(25,341,099)
Net increase in share activity	112,763,774	$1,239,423,013	28,605,992	$311,575,120

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	During the year ended August 31, 2016, Class R6 shares valued at $892,241,733 were issued to investors in the CollegeBound 529 program.

50                         Invesco Core Plus Bond Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$10.63	$0.25	$0.51	$0.76	$(0.34)	$—	$(0.34)	$11.05	7.33%	$684,628	0.83	%(d)	0.92	%(d)	2.40	%(d)	518%
Year ended 08/31/15	10.92	0.30	(0.20)	0.10	(0.39)	—	(0.39)	10.63	0.91	495,226	0.84		0.97		2.78		537
Year ended 08/31/14	10.41	0.39	0.58	0.97	(0.46)	—	(0.46)	10.92	9.44	333,641	0.81		1.03		3.62		398
Year ended 08/31/13	10.95	0.31	(0.51)	(0.20)	(0.34)	—	(0.34)	10.41	(1.92)	324,537	0.73		0.99		2.86		252
Year ended 08/31/12	10.60	0.37	0.44	0.81	(0.44)	(0.02)	(0.46)	10.95	7.86	295,311	0.74		1.01		3.44		297
Class B
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	(0.26)	11.05	6.53	6,420	1.58	(d)	1.67	(d)	1.65	(d)	518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	(0.31)	10.63	0.25	8,494	1.59		1.72		2.03		537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	11,899	1.56		1.78		2.87		398
Year ended 08/31/13	10.95	0.23	(0.51)	(0.28)	(0.26)	—	(0.26)	10.41	(2.66)	15,876	1.48		1.74		2.11		252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.36)	(0.02)	(0.38)	10.95	7.06	22,465	1.49		1.76		2.69		297
Class C
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	(0.26)	11.05	6.53	108,579	1.58	(d)	1.67	(d)	1.65	(d)	518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	(0.31)	10.63	0.25	65,160	1.59		1.72		2.03		537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	38,142	1.56		1.78		2.87		398
Year ended 08/31/13	10.94	0.23	(0.50)	(0.27)	(0.26)	—	(0.26)	10.41	(2.56)	35,770	1.48		1.74		2.11		252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.37)	(0.02)	(0.39)	10.94	6.96	37,950	1.49		1.76		2.69		297
Class R
Year ended 08/31/16	10.63	0.23	0.51	0.74	(0.32)	—	(0.32)	11.05	7.06	7,545	1.08	(d)	1.17	(d)	2.15	(d)	518
Year ended 08/31/15	10.91	0.27	(0.19)	0.08	(0.36)	—	(0.36)	10.63	0.75	5,848	1.09		1.22		2.53		537
Year ended 08/31/14	10.41	0.36	0.57	0.93	(0.43)	—	(0.43)	10.91	9.07	3,554	1.06		1.28		3.37		398
Year ended 08/31/13	10.95	0.28	(0.51)	(0.23)	(0.31)	—	(0.31)	10.41	(2.16)	2,820	0.98		1.24		2.61		252
Year ended 08/31/12	10.60	0.34	0.44	0.78	(0.41)	(0.02)	(0.43)	10.95	7.59	3,313	0.99		1.26		3.19		297
Class Y
Year ended 08/31/16	10.64	0.28	0.51	0.79	(0.37)	—	(0.37)	11.06	7.59	282,260	0.58	(d)	0.67	(d)	2.65	(d)	518
Year ended 08/31/15	10.92	0.33	(0.19)	0.14	(0.42)	—	(0.42)	10.64	1.25	102,380	0.59		0.72		3.03		537
Year ended 08/31/14	10.42	0.42	0.56	0.98	(0.48)	—	(0.48)	10.92	9.61	9,699	0.56		0.78		3.87		398
Year ended 08/31/13	10.95	0.34	(0.50)	(0.16)	(0.37)	—	(0.37)	10.42	(1.58)	1,456	0.48		0.74		3.11		252
Year ended 08/31/12	10.60	0.39	0.45	0.84	(0.47)	(0.02)	(0.49)	10.95	8.12	5,753	0.49		0.76		3.69		297
Class R5
Year ended 08/31/16	10.63	0.28	0.51	0.79	(0.37)	—	(0.37)	11.05	7.60	90	0.58	(d)	0.60	(d)	2.65	(d)	518
Year ended 08/31/15	10.91	0.33	(0.19)	0.14	(0.42)	—	(0.42)	10.63	1.25	668	0.59		0.60		3.03		537
Year ended 08/31/14	10.40	0.41	0.58	0.99	(0.48)	—	(0.48)	10.91	9.72	1,495	0.56		0.60		3.87		398
Year ended 08/31/13	10.94	0.34	(0.51)	(0.17)	(0.37)	—	(0.37)	10.40	(1.68)	1,960	0.48		0.56		3.11		252
Year ended 08/31/12	10.60	0.39	0.44	0.83	(0.47)	(0.02)	(0.49)	10.94	8.03	169,474	0.49		0.56		3.69		297
Class R6
Year ended 08/31/16	10.63	0.30	0.50	0.80	(0.38)	—	(0.38)	11.05	7.71	1,147,393	0.48	(d)	0.50	(d)	2.75	(d)	518
Year ended 08/31/15	10.91	0.34	(0.19)	0.15	(0.43)	—	(0.43)	10.63	1.32	275,013	0.52		0.53		3.10		537
Year ended 08/31/14	10.41	0.42	0.56	0.98	(0.48)	—	(0.48)	10.91	9.64	267,254	0.54		0.56		3.89		398
Year ended 08/31/13(e)	10.97	0.32	(0.54)	(0.22)	(0.34)	—	(0.34)	10.41	(2.07)	185,513	0.48	(f)	0.54	(f)	3.11	(f)	252

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $572,257, $7,364, $81,592, $6,416, $135,378, $176 and $340,924 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

51                         Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 26, 2016

Houston, Texas

52                         Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,063.60	$4.31	$1,020.96	$4.22	0.83%
B	1,000.00	1,059.70	8.18	1,017.19	8.01	1.58
C	1,000.00	1,059.70	8.18	1,017.19	8.01	1.58
R	1,000.00	1,062.30	5.60	1,019.71	5.48	1.08
Y	1,000.00	1,064.90	3.01	1,022.22	2.95	0.58
R5	1,000.00	1,065.90	3.43	1,021.82	3.35	0.66
R6	1,000.00	1,066.50	2.49	1,022.72	2.44	0.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

53                         Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Core Plus Bond Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Core Plus Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile for the one and five year periods and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

54                         Invesco Core Plus Bond Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco

Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

55                         Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0.66%
Corporate Dividends Received Deduction*	0.66%
U.S. Treasury Obligations*	5.05%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

56                         Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Core Plus Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                    CPB-AR-1                 Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016

Invesco Equally-Weighted S&P 500 Fund
Nasdaq:
A: VADAX ¡ B: VADBX ¡ C: VADCX ¡ R: VADRX ¡ Y: VADDX ¡ R6: VADFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Equally-Weighted S&P 500 Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Equally- Weighted S&P 500 Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market benchmark, the S&P 500 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.69%
Class B Shares	10.85
Class C Shares	10.90
Class R Shares	11.38
Class Y Shares	11.97
Class R6 Shares	12.08
S&P 500 Index▼ (Broad Market Index)	12.55
S&P 500 Equal Weight Index▼ (Style-Specific Index)	12.29
Lipper Multi-Cap Core Funds Index■ (Peer Group Index)	9.33

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended August 31, 2016, the US economy continued to expand, but the pace of economic growth slowed somewhat as weaker global growth and muted business investment weighed on the US economy. Hiring data were generally mixed, though the unemployment rate continued to decline, ending the reporting period at 4.9%.1 Oil prices remained at depressed levels, ending the reporting period essentially flat, but experiencing significant volatility along the way.

The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Still, uncertainty about further rate hikes greatly impacted equity markets. US equities posted gains for the reporting period and were fairly volatile. The reporting period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. However, stocks began 2016 on a negative note, driven by investor concerns about weakness in the Chinese economy, falling oil prices and uncertainty over Fed policy. Markets recovered in late February and posted gains until June – when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.2 In this environment, investors generally favored the perceived safety of government bonds, and more defensive, dividend-paying equities often found in the telecommunications services, utilities and consumer staples sectors.

The Fund seeks total return through growth of capital and current income. The Fund invests in a diversified portfolio of common stocks that are constituents of the S&P 500 Index. The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions, which differs from the market capitalization weighted criteria of the S&P 500 Index. Due to the equally weighted nature of the Fund and the capitalization weighted nature of the index, the Fund will lag when large-cap stocks outperform mid-cap stocks or when market leadership is narrow.

    During the fiscal year, the sectors that contributed the most to overall Fund performance were the industrials, information technology (IT), consumer staples, financials and utilities sectors. Holdings in the consumer discretionary and energy sectors were the largest overall detractors to Fund performance relative to the broad market benchmark. The Fund’s overweight allocations in the consumer discretionary, utilities, materials and industrials sectors contributed to relative performance. The Fund’s underweight allocations in the consumer staples, health care and IT sectors detracted from relative performance. All sectors delivered positive absolute performance.

    The top contributor during the reporting period was chipmaker NVIDIA, which delivered a strong performance as the company reported its fastest quarterly sales growth in nearly five years, powered by strong demand for the company’s processors used in gaming computers and in data centers.

    Mining company Newmont Mining was another top contributor to the Fund’s performance relative to its broad market index. Its stock price rose due to higher gold prices and a rise in global commodity prices. In addition, natural gas company ONEOK contributed to the Fund’s absolute performance as the stock benefited from a rebound in natural gas prices.

    Pharmaceutical company Endo International was the largest detractor from the Fund’s absolute performance

Portfolio Composition

By sector	% of total net assets

Financials	18.3%
Consumer Discretionary	16.5
Information Technology	13.7
Industrials	13.1
Health Care	11.1
Energy	7.2
Consumer Staples	6.8
Materials	5.2
Utilities	5.1
Telecommunication Services	0.9
Money Market Funds Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*

% of total net assets
1. Seagate Technology PLC	0.3%
2. Chesapeake Energy Corp.	0.3
3. NetApp, Inc.	0.3
4. Symantec Corp.	0.3
5. Urban Outfitters, Inc.	0.3
6. Micron Technology, Inc.	0.3
7. eBay Inc.	0.3
8. NVIDIA Corp.	0.3
9. Gap, Inc. (The)	0.3
10. Best Buy Co., Inc.	0.3

Total Net Assets	$5.8 billion

Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

4                         Invesco Equally-Weighted S&P 500 Fund

during the fiscal year; the company suffered from legal claims and increased competition from generic drug manufacturers.

Materials company CF Industries Holdings was also hurt by a reduction in prices and profits due in part to the global oversupply of nitrogen fertilizer.

Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which generated a positive return and was a slight contributor to Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We welcome new investors who joined the Fund during the fiscal year and thank all our shareholders for your investments in Invesco Equally-Weighted S&P 500 Index Fund.

1 Bureau of Labor Statistics

2 Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager,is manager of Invesco Equally-
Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager,is manager of Invesco Equally-
Weighted S&P 500 Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager,is manager of Invesco Equally-
Weighted S&P 500 Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager,is manager of Invesco Equally-

Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined
Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5                         Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.
■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns

As of 8/31/16, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.13%
10 Years	7.68
5 Years	13.23
1 Year	5.54

Class B Shares
Inception (12/1/87)	10.99%
10 Years	7.64
5 Years	13.42
1 Year	5.85

Class C Shares
Inception (7/28/97)	7.65%
10 Years	7.49
5 Years	13.67
1 Year	9.90

Class R Shares
Inception (3/31/08)	9.53%
5 Years	14.22
1 Year	11.38

Class Y Shares
Inception (7/28/97)	8.71%
10 Years	8.56
5 Years	14.81
1 Year	11.97

Class R6 Shares
10 Years	8.43%
5 Years	14.82
1 Year	12.08

Average Annual Total Returns

As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	7.96%
10 Years	7.37
5 Years	10.00
1 Year	-3.47

Class B Shares
Inception (12/1/87)	10.89%
10 Years	7.33
5 Years	10.15
1 Year	-3.58

Class C Shares
Inception (7/28/97)	7.49%
10 Years	7.18
5 Years	10.44
1 Year	0.50

Class R Shares
Inception (3/31/08)	9.18%
5 Years	10.96
1 Year	1.89

Class Y Shares
Inception (7/28/97)	8.54%
10 Years	8.24
5 Years	11.53
1 Year	2.39

Class R6 Shares
10 Years	8.11%
5 Years	11.53
1 Year	2.55

Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on
Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Effective June 1, 2010, Class A, Class B, Class C, Class R,
Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results;

current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R6 shares was 0.54%, 1.29%, 1.29%, 0.79%, 0.29% and 0.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and

7                         Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors.

Principal risks of investing

in the Fund

■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability,

changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

■	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
continued on page 6

8                         Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–97.94%
Advertising–0.38%
Interpublic Group of Cos., Inc. (The)	456,056	$10,553,136
Omnicom Group Inc.	131,458	11,322,477
		21,875,613

Aerospace & Defense–2.11%
Boeing Co. (The)	83,532	10,813,217
General Dynamics Corp.	77,399	11,781,676
Honeywell International Inc.	93,883	10,957,085
L-3 Communications Holdings, Inc.	74,927	11,150,636
Lockheed Martin Corp.	45,533	11,063,153
Northrop Grumman Corp.	50,397	10,687,692
Raytheon Co.	80,157	11,232,400
Rockwell Collins, Inc.	123,055	10,298,473
Textron Inc.	282,696	11,548,132
TransDigm Group, Inc.(b)	41,955	11,965,147
United Technologies Corp.	107,396	11,430,156
		122,927,767

Agricultural & Farm Machinery–0.19%
Deere & Co.	127,867	10,811,155

Agricultural Products–0.19%
Archer-Daniels-Midland Co.	254,576	11,140,246

Air Freight & Logistics–0.76%
C.H. Robinson Worldwide, Inc.	150,082	10,418,692
Expeditors International of Washington, Inc.	222,380	11,263,547
FedEx Corp.	68,094	11,230,743
United Parcel Service, Inc.–Class B	104,807	11,447,021
		44,360,003

Airlines–0.93%
Alaska Air Group, Inc.	163,694	11,054,256
American Airlines Group Inc.	330,551	11,999,001
Delta Air Lines, Inc.	260,571	9,575,984
Southwest Airlines Co.	251,076	9,259,683
United Continental Holdings Inc.(b)	237,727	11,983,818
		53,872,742

Alternative Carriers–0.18%
Level 3 Communications, Inc.(b)	209,574	10,401,158

Aluminum–0.20%
Alcoa Inc.	1,154,318	11,635,525

Apparel Retail–1.34%
Foot Locker, Inc.	196,704	12,911,651
Gap, Inc. (The)	578,989	14,399,456
L Brands, Inc.	160,153	12,205,260
Ross Stores, Inc.	204,259	12,713,080
TJX Cos., Inc. (The)	142,321	11,021,338

	Shares	Value
Apparel Retail–(continued)
Urban Outfitters, Inc.(b)	416,203	$14,920,878
		78,171,663

Apparel, Accessories & Luxury Goods–1.35%
Coach, Inc.	289,418	11,049,979
Hanesbrands, Inc.	407,835	10,823,941
Michael Kors Holdings Ltd.(b)	219,792	10,758,818
PVH Corp.	113,340	12,213,519
Ralph Lauren Corp.	114,346	11,848,533
Under Armour, Inc.–Class A(b)	147,694	5,853,113
Under Armour, Inc.–Class C(b)	148,742	5,302,652
VF Corp.	174,852	10,849,567
		78,700,122

Application Software–1.00%
Adobe Systems Inc.(b)	112,827	11,543,330
Autodesk, Inc.(b)	194,988	13,142,191
Citrix Systems, Inc.(b)	127,347	11,104,659
Intuit Inc.	102,916	11,469,988
salesforce.com, inc.(b)	133,868	10,631,797
		57,891,965

Asset Management & Custody Banks–1.96%
Affiliated Managers Group, Inc.(b)	68,602	9,744,914
Ameriprise Financial, Inc.	110,039	11,122,742
Bank of New York Mellon Corp. (The)	265,626	11,068,635
BlackRock, Inc.	31,571	11,769,985
Franklin Resources, Inc.	324,192	11,833,008
Invesco Ltd.(c)	385,448	12,022,123
Legg Mason, Inc.	340,730	11,785,851
Northern Trust Corp.	154,331	10,894,225
State Street Corp.	185,103	13,001,635
T. Rowe Price Group Inc.	150,411	10,459,581
		113,702,699

Auto Parts & Equipment–0.77%
BorgWarner, Inc.	325,444	11,192,019
Delphi Automotive PLC (United Kingdom)	162,698	11,496,241
Johnson Controls International PLC	251,884	11,002,293
Johnson Controls, Inc.	246,388	10,811,505
		44,502,058

Automobile Manufacturers–0.39%
Ford Motor Co.	836,220	10,536,372
General Motors Co.	376,960	12,032,563
		22,568,935

Automotive Retail–0.99%
Advance Auto Parts, Inc.	71,587	11,266,362
AutoNation, Inc.(b)	229,990	10,890,026
AutoZone, Inc.(b)	14,525	10,774,645
CarMax, Inc.(b)	222,425	13,111,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Automotive Retail–(continued)
O’Reilly Automotive, Inc.(b)	41,964	$11,747,822
		57,790,809

Biotechnology–1.58%
AbbVie Inc.	179,581	11,511,142
Alexion Pharmaceuticals, Inc.(b)	80,779	10,166,845
Amgen Inc.	70,773	12,035,657
Biogen Inc.(b)	44,506	13,602,369
Celgene Corp.(b)	106,446	11,362,046
Gilead Sciences, Inc.	129,714	10,166,983
Regeneron Pharmaceuticals, Inc.(b)	29,444	11,558,242
Vertex Pharmaceuticals Inc.(b)	119,733	11,315,966
		91,719,250

Brewers–0.19%
Molson Coors Brewing Co.–Class B	105,645	10,809,596

Broadcasting–0.73%
CBS Corp.–Class B	207,746	10,601,278
Discovery Communications, Inc.– Class A(b)	165,470	4,221,140
Discovery Communications, Inc.– Class C(b)	262,367	6,511,949
Scripps Networks Interactive Inc.–Class A	171,271	10,853,443
TEGNA Inc.	499,976	10,129,514
		42,317,324

Building Products–0.62%
Allegion PLC	161,308	11,488,356
Fortune Brands Home & Security, Inc.	193,704	12,311,826
Masco Corp.	350,655	12,441,239
		36,241,421

Cable & Satellite–0.20%
Comcast Corp.–Class A	174,434	11,383,563

Casinos & Gaming–0.17%
Wynn Resorts Ltd.	109,053	9,740,614

Commodity Chemicals–0.18%
LyondellBasell Industries N.V.–Class A	136,130	10,739,296

Communications Equipment–1.02%
Cisco Systems, Inc.	377,349	11,863,853
F5 Networks, Inc.(b)	91,738	11,259,005
Harris Corp.	135,239	12,574,522
Juniper Networks, Inc.	477,319	11,016,522
Motorola Solutions, Inc.	162,432	12,505,640
		59,219,542

Computer & Electronics Retail–0.25%
Best Buy Co., Inc.	372,094	14,318,177

Construction & Engineering–0.59%
Fluor Corp.	210,218	10,910,314
Jacobs Engineering Group, Inc.(b)	212,460	11,194,517
Quanta Services, Inc.(b)	466,745	12,009,349
		34,114,180

	Shares	Value
Construction Machinery & Heavy Trucks–0.61%
Caterpillar Inc.	144,081	$11,807,438
Cummins Inc.	94,434	11,861,854
PACCAR Inc.	199,570	11,942,269
		35,611,561

Construction Materials–0.37%
Martin Marietta Materials, Inc.	59,040	10,806,091
Vulcan Materials Co.	94,851	10,800,684
		21,606,775

Consumer Electronics–0.43%
Garmin Ltd.	257,690	12,647,425
Harman International Industries, Inc.	142,804	12,094,071
		24,741,496

Consumer Finance–0.96%
American Express Co.	168,608	11,057,313
Capital One Financial Corp.	156,402	11,198,383
Discover Financial Services	194,573	11,674,380
Navient Corp.	845,906	12,164,128
Synchrony Financial	355,664	9,898,129
		55,992,333

Data Processing & Outsourced Services–2.30%
Alliance Data Systems Corp.(b)	50,809	10,394,505
Automatic Data Processing, Inc.	125,782	11,296,481
Fidelity National Information Services, Inc.	147,356	11,689,751
Fiserv, Inc.(b)	102,974	10,611,471
Global Payments Inc.	146,568	11,131,840
MasterCard, Inc.–Class A	115,055	11,117,765
Paychex, Inc.	200,778	12,181,201
PayPal Holdings, Inc.(b)	297,918	11,067,654
Total System Services, Inc.	208,577	10,272,417
Visa Inc.–Class A	136,622	11,052,720
Western Union Co. (The)	565,830	12,176,661
Xerox Corp.	1,103,169	10,866,215
		133,858,681

Department Stores–0.68%
Kohl’s Corp.	297,676	13,210,861
Macy’s, Inc.	329,556	11,923,336
Nordstrom, Inc.	281,751	14,217,155
		39,351,352

Distillers & Vintners–0.39%
Brown-Forman Corp.–Class B	223,080	10,830,534
Constellation Brands, Inc.–Class A	71,410	11,714,811
		22,545,345

Distributors–0.41%
Genuine Parts Co.	113,517	11,671,818
LKQ Corp.(b)	339,884	12,266,414
		23,938,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Diversified Banks–1.22%
Bank of America Corp.	792,081	$12,784,187
Citigroup Inc.	249,532	11,912,658
Comerica Inc.	248,118	11,733,500
JPMorgan Chase & Co.	171,592	11,582,460
U.S. Bancorp	261,068	11,526,152
Wells Fargo & Co.	226,612	11,511,890
		71,050,847

Diversified Chemicals–0.56%
Dow Chemical Co. (The)	205,216	11,007,786
E. I. du Pont de Nemours and Co.	162,144	11,285,222
Eastman Chemical Co.	150,266	10,201,559
		32,494,567

Diversified Metals & Mining–0.19%
Freeport-McMoRan Inc.	1,057,382	10,880,461

Diversified Support Services–0.23%
Cintas Corp.	115,894	13,618,704

Drug Retail–0.37%
CVS Health Corp.	113,318	10,583,901
Walgreens Boots Alliance, Inc.	132,828	10,720,548
		21,304,449

Electric Utilities–2.56%
Alliant Energy Corp.	276,000	10,474,200
American Electric Power Co., Inc.	163,867	10,580,892
Duke Energy Corp.	134,839	10,741,275
Edison International	148,113	10,770,777
Entergy Corp.	139,281	10,891,774
Eversource Energy	193,268	10,430,674
Exelon Corp.	316,603	10,764,502
FirstEnergy Corp.	325,058	10,639,148
NextEra Energy, Inc.	88,463	10,698,715
PG&E Corp.	173,825	10,766,721
Pinnacle West Capital Corp.	142,766	10,713,161
PPL Corp.	278,598	9,689,638
Southern Co. (The)	214,330	11,001,559
Xcel Energy, Inc.	256,244	10,598,252
		148,761,288

Electrical Components & Equipment–0.97%
Acuity Brands, Inc.	43,541	11,979,000
AMETEK, Inc.	226,706	11,051,918
Eaton Corp. PLC	177,775	11,829,148
Emerson Electric Co.	207,746	10,944,059
Rockwell Automation, Inc.	93,868	10,882,117
		56,686,242

Electronic Components–0.41%
Amphenol Corp.–Class A	184,201	11,477,564
Corning Inc.	533,843	12,112,898
		23,590,462

	Shares	Value
Electronic Equipment & Instruments–0.19%
FLIR Systems, Inc.	353,712	$10,904,941

Electronic Manufacturing Services–0.19%
TE Connectivity Ltd. (Switzerland)	178,499	11,347,181

Environmental & Facilities Services–0.55%
Republic Services, Inc.	220,989	11,164,364
Stericycle, Inc.(b)	109,456	9,411,027
Waste Management, Inc.	174,936	11,185,408
		31,760,799

Fertilizers & Agricultural Chemicals–0.74%
CF Industries Holdings, Inc.	374,768	9,743,968
FMC Corp.	220,589	10,354,448
Monsanto Co.	100,315	10,683,547
Mosaic Co. (The)	406,171	12,213,562
		42,995,525

Food Distributors–0.20%
Sysco Corp.	224,568	11,646,096

Food Retail–0.33%
Kroger Co. (The)	297,595	9,520,064
Whole Foods Market, Inc.	319,279	9,699,696
		19,219,760

Footwear–0.20%
NIKE, Inc.–Class B	198,774	11,457,333

General Merchandise Stores–0.52%
Dollar General Corp.	119,799	8,794,445
Dollar Tree, Inc.(b)	119,929	9,918,128
Target Corp.	161,380	11,327,262
		30,039,835

Gold–0.20%
Newmont Mining Corp.	306,076	11,704,346

Health Care Distributors–0.94%
AmerisourceBergen Corp.	143,271	12,460,279
Cardinal Health, Inc.	139,494	11,113,487
Henry Schein, Inc.(b)	61,421	10,060,146
McKesson Corp.	59,062	10,904,026
Patterson Cos. Inc.	220,855	10,159,330
		54,697,268

Health Care Equipment–2.80%
Abbott Laboratories	285,272	11,987,129
Baxter International Inc.	246,223	11,506,001
Becton, Dickinson and Co.	64,707	11,466,727
Boston Scientific Corp.(b)	475,867	11,335,152
C.R. Bard, Inc.	48,606	10,734,149
Danaher Corp.	145,536	11,848,086
Edwards Lifesciences Corp.(b)	107,904	12,426,224
Hologic, Inc.(b)	320,869	12,327,787
Intuitive Surgical, Inc.(b)	17,073	11,719,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Medtronic PLC	127,823	$11,124,436
St. Jude Medical, Inc.	141,622	11,035,186
Stryker Corp.	95,621	11,059,525
Varian Medical Systems, Inc.(b)	128,421	12,345,111
Zimmer Biomet Holdings, Inc.	91,875	11,907,919
		162,822,681

Health Care Facilities–0.35%
HCA Holdings, Inc.(b)	137,704	10,403,537
Universal Health Services, Inc.–Class B	81,041	9,767,872
		20,171,409

Health Care REIT’s–0.62%
HCP, Inc.	318,166	12,513,469
Ventas, Inc.	159,732	11,607,724
Welltower Inc.	151,850	11,654,488
		35,775,681

Health Care Services–0.74%
DaVita HealthCare Partners Inc.(b)	143,986	9,305,815
Express Scripts Holding Co.(b)	144,308	10,491,192
Laboratory Corp. of America Holdings(b)	84,071	11,511,842
Quest Diagnostics Inc.	141,439	11,713,978
		43,022,827

Health Care Supplies–0.18%
DENTSPLY SIRONA Inc.	172,212	10,584,150

Health Care Technology–0.22%
Cerner Corp.(b)	196,987	12,713,541

Home Entertainment Software–0.41%
Activision Blizzard, Inc.	290,031	11,998,582
Electronic Arts Inc.(b)	145,516	11,820,265
		23,818,847

Home Furnishings–0.40%
Leggett & Platt, Inc.	218,389	11,461,055
Mohawk Industries, Inc.(b)	56,096	11,936,107
		23,397,162

Home Improvement Retail–0.38%
Home Depot, Inc. (The)	85,029	11,404,090
Lowe’s Cos., Inc.	139,886	10,709,672
		22,113,762

Homebuilding–0.59%
D.R. Horton, Inc.	351,780	11,278,067
Lennar Corp.–Class A	233,470	11,043,131
PulteGroup Inc.	569,952	12,179,874
		34,501,072

Homefurnishing Retail–0.20%
Bed Bath & Beyond Inc.	251,652	11,669,103

Hotel and Resort REIT’s–0.22%
Host Hotels & Resorts Inc.	711,330	12,675,901

	Shares	Value
Hotels, Resorts & Cruise Lines–0.97%
Carnival Corp.	232,332	$11,105,470
Marriott International Inc.–Class A	164,754	11,751,903
Royal Caribbean Cruises Ltd.	148,174	10,536,653
Starwood Hotels & Resorts Worldwide, Inc.	148,253	11,483,677
Wyndham Worldwide Corp.	161,905	11,461,255
		56,338,958

Household Appliances–0.19%
Whirlpool Corp.	61,708	11,023,517

Household Products–0.95%
Church & Dwight Co., Inc.	109,676	10,903,988
Clorox Co. (The)	83,132	10,893,617
Colgate-Palmolive Co.	151,892	11,291,651
Kimberly-Clark Corp.	83,634	10,710,170
Procter & Gamble Co. (The)	131,663	11,495,497
		55,294,923

Housewares & Specialties–0.21%
Newell Brands, Inc.	228,456	12,126,444

Human Resource & Employment Services–0.18%
Robert Half International, Inc.	273,998	10,502,343

Hypermarkets & Super Centers–0.39%
Costco Wholesale Corp.	70,733	11,465,112
Wal-Mart Stores, Inc.	153,984	11,000,617
		22,465,729

Independent Power Producers & Energy Traders–0.36%
AES Corp. (The)	978,079	11,805,414
NRG Energy, Inc.	735,200	8,903,272
		20,708,686

Industrial Conglomerates–0.59%
3M Co.	64,988	11,648,449
General Electric Co.	364,663	11,392,072
Roper Technologies, Inc.	63,636	11,298,572
		34,339,093

Industrial Gases–0.40%
Air Products and Chemicals, Inc.	74,829	11,644,889
Praxair, Inc.	96,319	11,754,771
		23,399,660

Industrial Machinery–1.99%
Dover Corp.	155,009	11,238,153
Flowserve Corp.	215,512	10,424,316
Fortive Corp.	223,657	11,780,014
Illinois Tool Works Inc.	101,345	12,044,853
Ingersoll-Rand PLC	169,863	11,548,985
Parker-Hannifin Corp.	97,200	11,909,916
Pentair PLC (United Kingdom)	184,480	11,815,944
Snap-on Inc.	70,265	10,770,922
Stanley Black & Decker Inc.	96,993	12,002,884
Xylem, Inc.	238,555	12,132,907
		115,668,894

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial REIT’s–0.20%
Prologis, Inc.	219,440	$11,654,458

Insurance Brokers–0.76%
Aon PLC	100,159	11,152,705
Arthur J. Gallagher & Co.	228,075	11,269,186
Marsh & McLennan Cos., Inc.	165,101	11,165,781
Willis Towers Watson PLC	86,248	10,695,614
		44,283,286

Integrated Oil & Gas–0.56%
Chevron Corp.	107,417	10,804,002
Exxon Mobil Corp.	121,742	10,608,598
Occidental Petroleum Corp.	145,188	11,157,698
		32,570,298

Integrated Telecommunication Services–0.74%
AT&T Inc.	271,620	11,103,826
CenturyLink Inc.	406,322	11,295,751
Frontier Communications Corp.	2,143,735	9,861,181
Verizon Communications Inc.	207,982	10,883,698
		43,144,456

Internet Retail–0.96%
Amazon.com, Inc.(b)(d)	15,258	11,735,843
Expedia, Inc.	102,569	11,192,329
Netflix Inc.(b)	116,847	11,386,740
Priceline Group Inc. (The)(b)	8,306	11,767,360
TripAdvisor Inc.(b)	162,964	9,940,804
		56,023,076

Internet Software & Services–1.24%
Akamai Technologies, Inc.(b)	207,746	11,405,255
Alphabet Inc.–Class A(b)	7,483	5,910,448
Alphabet Inc.–Class C(b)	7,600	5,829,580
eBay Inc.(b)	455,109	14,636,305
Facebook Inc.–Class A(b)	93,932	11,846,704
VeriSign, Inc.(b)	129,393	9,633,309
Yahoo! Inc.(b)	297,433	12,715,261
		71,976,862

Investment Banking & Brokerage–0.85%
Charles Schwab Corp. (The)	385,042	12,113,422
E*TRADE Financial Corp.(b)	424,427	11,196,384
Goldman Sachs Group, Inc. (The)	73,083	12,384,645
Morgan Stanley	428,914	13,750,983
		49,445,434

IT Consulting & Other Services–0.97%
Accenture PLC–Class A	92,622	10,651,530
Cognizant Technology Solutions Corp.– Class A(b)	181,756	10,440,064
CSRA Inc.	451,544	11,464,702
International Business Machines Corp.	71,893	11,422,360
Teradata Corp.(b)	393,338	12,480,615
		56,459,271

	Shares	Value
Leisure Products–0.38%
Hasbro, Inc.	127,495	$10,421,441
Mattel, Inc.	352,460	11,677,000
		22,098,441

Life & Health Insurance–1.42%
Aflac, Inc.	158,875	11,785,348
Lincoln National Corp.	254,517	12,224,452
MetLife, Inc.	254,222	11,033,235
Principal Financial Group, Inc.	257,873	12,653,828
Prudential Financial, Inc.	148,959	11,824,365
Torchmark Corp.	182,028	11,773,571
Unum Group	315,327	11,228,794
		82,523,593

Life Sciences Tools & Services–1.01%
Agilent Technologies, Inc.	241,499	11,345,623
Illumina, Inc.(b)	77,350	13,021,099
PerkinElmer, Inc.	204,031	10,864,651
Thermo Fisher Scientific, Inc.	72,163	10,982,487
Waters Corp.(b)	79,356	12,483,492
		58,697,352

Managed Health Care–1.10%
Aetna Inc.	90,893	10,645,388
Anthem, Inc.	83,291	10,418,038
Centene Corp.(b)	161,284	11,014,085
Cigna Corp.	85,527	10,969,693
Humana Inc.	58,654	10,482,056
UnitedHealth Group Inc.	78,672	10,703,326
		64,232,586

Metal & Glass Containers–0.38%
Ball Corp.	148,676	11,773,652
Owens-Illinois, Inc.(b)	563,792	10,108,791
		21,882,443

Motorcycle Manufacturers–0.22%
Harley-Davidson, Inc.	246,333	12,981,749

Movies & Entertainment–0.72%
Time Warner Inc.	148,777	11,665,604
Twenty-First Century Fox, Inc.–Class A	273,200	6,704,328
Twenty-First Century Fox, Inc.–Class B	105,233	2,615,040
Viacom Inc.–Class B	260,696	10,516,477
Walt Disney Co. (The)	112,537	10,630,245
		42,131,694

Multi-Line Insurance–0.78%
American International Group, Inc.	199,208	11,918,615
Assurant, Inc.	129,224	11,572,009
Hartford Financial Services Group, Inc. (The)	250,273	10,278,712
Loews Corp.	275,306	11,524,309
		45,293,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Multi-Sector Holdings–0.41%
Berkshire Hathaway Inc.–Class B(b)	77,273	$11,628,814
Leucadia National Corp.	632,475	12,111,896
		23,740,710

Multi-Utilities–2.02%
Ameren Corp.	214,962	10,623,422
CenterPoint Energy, Inc.	473,399	10,637,276
CMS Energy Corp.	252,931	10,615,514
Consolidated Edison, Inc.	142,008	10,686,102
Dominion Resources, Inc.	149,345	11,075,425
DTE Energy Co.	116,647	10,836,506
NiSource Inc.	439,939	10,532,140
Public Service Enterprise Group Inc.	246,944	10,559,325
SCANA Corp.	153,038	10,812,135
Sempra Energy	100,251	10,489,262
WEC Energy Group, Inc.	175,187	10,490,198
		117,357,305

Office REIT’s–0.63%
Boston Properties, Inc.	85,427	11,970,886
SL Green Realty Corp.	109,577	12,899,404
Vornado Realty Trust	114,096	11,787,258
		36,657,548

Office Services & Supplies–0.19%
Pitney Bowes Inc.	589,902	11,066,562

Oil & Gas Drilling–0.49%
Diamond Offshore Drilling, Inc.	450,430	8,319,442
Helmerich & Payne, Inc.	169,128	10,225,479
Transocean Ltd.(b)	1,019,022	9,884,513
		28,429,434

Oil & Gas Equipment & Services–0.95%
Baker Hughes Inc.	238,451	11,715,098
FMC Technologies, Inc.(b)	398,779	11,245,568
Halliburton Co.	246,832	10,616,244
National Oilwell Varco Inc.	312,717	10,488,528
Schlumberger Ltd.	139,494	11,020,026
		55,085,464

Oil & Gas Exploration & Production–3.55%
Anadarko Petroleum Corp.	206,687	11,051,554
Apache Corp.	204,679	10,172,546
Cabot Oil & Gas Corp.	437,304	10,770,798
Chesapeake Energy Corp.(b)	2,478,390	15,737,776
Cimarex Energy Co.	95,529	12,627,023
Concho Resources Inc.(b)	91,453	11,815,728
ConocoPhillips	246,112	10,102,898
Devon Energy Corp.	311,916	13,515,320
EOG Resources, Inc.	134,311	11,885,180
EQT Corp.	145,073	10,372,719
Hess Corp.	189,852	10,308,964
Marathon Oil Corp.	816,280	12,260,526
Murphy Oil Corp.	372,728	9,959,292

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Newfield Exploration Co.(b)	274,822	$11,916,282
Noble Energy, Inc.	299,958	10,342,552
Pioneer Natural Resources Co.	68,658	12,293,215
Range Resources Corp.	253,516	9,778,112
Southwestern Energy Co.(b)	833,040	11,587,586
		206,498,071

Oil & Gas Refining & Marketing–0.78%
Marathon Petroleum Corp.	300,947	12,793,257
Phillips 66	136,810	10,732,745
Tesoro Corp.	141,879	10,700,514
Valero Energy Corp.	205,024	11,348,078
		45,574,594

Oil & Gas Storage & Transportation–0.87%
Kinder Morgan Inc.	625,612	13,669,622
ONEOK, Inc.	242,408	11,366,511
Spectra Energy Corp.	327,978	11,682,576
Williams Cos., Inc. (The)	497,026	13,886,907
		50,605,616

Packaged Foods & Meats–2.36%
Campbell Soup Co.	174,712	10,608,513
ConAgra Foods, Inc.	233,322	10,875,138
General Mills, Inc.	167,474	11,860,509
Hershey Co. (The)	113,635	11,351,000
Hormel Foods Corp.	315,146	12,057,486
JM Smucker Co. (The)	75,946	10,768,383
Kellogg Co.	140,226	11,527,979
Kraft Heinz Co. (The)	128,361	11,487,026
McCormick & Co., Inc.	109,752	11,190,314
Mead Johnson Nutrition Co.	130,736	11,121,712
Mondelez International, Inc.–Class A	243,324	10,954,446
Tyson Foods, Inc.–Class A	180,856	13,667,288
		137,469,794

Paper Packaging–0.82%
Avery Dennison Corp.	142,063	11,001,359
International Paper Co.	253,692	12,301,525
Sealed Air Corp.	227,459	10,720,143
WestRock Co.	280,884	13,454,343
		47,477,370

Personal Products–0.18%
Estee Lauder Cos. Inc. (The)–Class A	119,655	10,676,816

Pharmaceuticals–2.14%
Allergan PLC(b)	45,467	10,663,830
Bristol-Myers Squibb Co.	150,784	8,653,494
Eli Lilly and Co.	148,134	11,517,419
Endo International PLC(b)	664,713	13,759,559
Johnson & Johnson	93,619	11,172,491
Mallinckrodt PLC(b)	183,277	13,661,468
Merck & Co., Inc.	192,825	12,107,482
Mylan N.V.(b)	246,001	10,420,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Pharmaceuticals–(continued)
Perrigo Co. PLC	111,201	$10,118,179
Pfizer Inc.	310,412	10,802,338
Zoetis Inc.	231,155	11,812,020
		124,688,882

Property & Casualty Insurance–1.16%
Allstate Corp. (The)	162,385	11,198,070
Chubb Ltd.	87,077	11,052,684
Cincinnati Financial Corp.	155,449	11,986,672
Progressive Corp. (The)	335,409	10,920,917
Travelers Cos., Inc. (The)	96,252	11,426,075
XL Group Ltd. (Ireland)	325,058	11,126,735
		67,711,153

Publishing–0.23%
News Corp.–Class A	736,734	10,358,480
News Corp.–Class B	209,009	3,016,000
		13,374,480

Railroads–0.82%
CSX Corp.	409,053	11,568,019
Kansas City Southern	123,778	11,971,808
Norfolk Southern Corp.	130,270	12,232,353
Union Pacific Corp.	123,388	11,787,256
		47,559,436

Real Estate Services–0.19%
CBRE Group, Inc.–Class A(b)	367,599	10,987,534

Regional Banks–2.18%
BB&T Corp.	304,969	11,741,306
Citizens Financial Group Inc.	487,732	12,081,122
Fifth Third Bancorp	591,175	11,918,088
Huntington Bancshares Inc.	1,100,953	11,020,540
KeyCorp	894,244	11,231,705
M&T Bank Corp.	93,189	11,027,054
People’s United Financial Inc.	697,737	11,338,226
PNC Financial Services Group, Inc. (The)	125,912	11,344,671
Regions Financial Corp.	1,150,681	11,472,290
SunTrust Banks, Inc.	257,873	11,364,463
Zions Bancorp.	391,370	11,972,008
		126,511,473

Research & Consulting Services–0.79%
Dun & Bradstreet Corp. (The)	87,112	11,990,967
Equifax Inc.	88,413	11,661,675
Nielsen Holdings PLC	201,331	10,726,915
Verisk Analytics, Inc.–Class A(b)	139,086	11,551,092
		45,930,649

Residential REIT’s–1.00%
Apartment Investment & Management Co.–Class A	268,293	12,121,478
AvalonBay Communities, Inc.	64,414	11,273,094
Equity Residential	170,048	11,031,014

	Shares	Value
Residential REIT’s–(continued)
Essex Property Trust, Inc.	52,328	$11,883,689
UDR, Inc.	324,673	11,746,669
		58,055,944

Restaurants–0.94%
Chipotle Mexican Grill, Inc.(b)	27,030	11,183,122
Darden Restaurants, Inc.	161,547	9,957,757
McDonald’s Corp.	89,525	10,354,461
Starbucks Corp.	199,662	11,226,994
Yum! Brands, Inc.	132,781	12,044,565
		54,766,899

Retail REIT’s–1.18%
Federal Realty Investment Trust	69,764	11,092,476
General Growth Properties, Inc.	398,924	11,624,645
Kimco Realty Corp.	374,255	11,246,363
Macerich Co. (The)	139,246	11,402,855
Realty Income Corp.	170,365	11,198,092
Simon Property Group, Inc.	54,700	11,786,209
		68,350,640

Semiconductor Equipment–0.63%
Applied Materials, Inc.	455,109	13,580,452
KLA-Tencor Corp.	150,742	10,440,391
Lam Research Corp.	132,990	12,410,627
		36,431,470

Semiconductors–2.80%
Analog Devices, Inc.	192,318	12,031,414
Broadcom Ltd. (Singapore)	68,115	12,016,848
First Solar, Inc.(b)	225,818	8,540,437
Intel Corp.	341,900	12,270,791
Linear Technology Corp.	230,960	13,451,110
Microchip Technology Inc.	209,654	12,979,679
Micron Technology, Inc. (b)	902,346	14,879,686
NVIDIA Corp.	237,109	14,544,266
Qorvo, Inc.(b)	202,747	11,643,760
QUALCOMM, Inc.	203,500	12,834,745
Skyworks Solutions, Inc.	167,116	12,510,304
Texas Instruments Inc.	176,942	12,304,547
Xilinx, Inc.	234,420	12,707,908
		162,715,495

Soft Drinks–0.75%
Coca-Cola Co. (The)	238,192	10,344,679
Dr Pepper Snapple Group, Inc.	118,785	11,130,155
Monster Beverage Corp.(b)	71,345	10,979,282
PepsiCo, Inc.	106,034	11,319,129
		43,773,245

Specialized Consumer Services–0.17%
H&R Block, Inc.	452,104	9,792,573

Specialized Finance–1.04%
CME Group Inc.–Class A	115,030	12,463,501
Intercontinental Exchange, Inc.	41,924	11,823,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Specialized Finance–(continued)
Moody’s Corp.	110,160	$11,973,290
Nasdaq, Inc.	167,039	11,894,847
S&P Global Inc.	101,892	12,587,738
		60,742,782

Specialized REIT’s–1.49%
American Tower Corp.	100,693	11,416,572
Crown Castle International Corp.	116,375	11,028,859
Digital Realty Trust, Inc.	107,060	10,608,575
Equinix, Inc.	29,582	10,905,404
Extra Space Storage Inc.	123,624	9,957,913
Iron Mountain Inc.	294,555	11,313,858
Public Storage	45,305	10,145,602
Weyerhaeuser Co.	358,106	11,405,676
		86,782,459

Specialty Chemicals–0.95%
Albemarle Corp.	137,989	11,034,980
Ecolab Inc.	91,096	11,209,363
International Flavors & Fragrances Inc.	85,076	11,789,832
PPG Industries, Inc.	100,277	10,617,329
Sherwin-Williams Co. (The)	37,508	10,641,395
		55,292,899

Specialty Stores–0.94%
Signet Jewelers Ltd.	122,903	10,075,588
Staples, Inc.	1,257,690	10,765,826
Tiffany & Co.	177,343	12,656,970
Tractor Supply Co.	117,954	9,902,238
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	45,646	11,284,148
		54,684,770

Steel–0.18%
Nucor Corp.	216,920	10,522,789

Systems Software–1.05%
CA, Inc.	332,054	11,259,951
Microsoft Corp.	212,790	12,226,913
Oracle Corp.	282,769	11,655,738
Red Hat, Inc.(b)	142,414	10,393,374
Symantec Corp.	633,206	15,279,261
		60,815,237

Technology Hardware, Storage & Peripherals–1.54%
Apple Inc.	110,841	11,760,230

	Shares	Value
Technology Hardware, Storage & Peripherals–(continued)
EMC Corp.	395,325	$11,460,472
Hewlett Packard Enterprise Co.	572,933	12,306,601
HP Inc.	811,443	11,660,436
NetApp, Inc.	447,304	15,472,245
Seagate Technology PLC	473,399	15,972,482
Western Digital Corp.	233,819	10,912,333
		89,544,799

Tires & Rubber–0.20%
Goodyear Tire & Rubber Co. (The)	399,506	11,725,501

Tobacco–0.56%
Altria Group, Inc.	165,650	10,947,809
Philip Morris International Inc.	108,138	10,806,230
Reynolds American Inc.	214,205	10,618,142
		32,372,181

Trading Companies & Distributors–0.59%
Fastenal Co.	245,781	10,595,619
United Rentals, Inc.(b)	153,187	12,608,822
W.W. Grainger, Inc.	49,240	11,357,698
		34,562,139

Trucking–0.37%
J.B. Hunt Transport Services, Inc.	135,306	10,741,943
Ryder System, Inc.	166,709	10,922,774
		21,664,717

Water Utilities–0.18%
American Water Works Co., Inc.	141,347	10,458,265
Total Common Stocks & Other Equity Interests (Cost $4,327,624,067)		5,693,752,024

Money Market Funds–1.81%
Liquid Assets Portfolio–Institutional Class, 0.38%(e)	52,603,509	52,603,509
Premier Portfolio–Institutional Class, 0.37%(e)	52,603,509	52,603,509
Total Money Market Funds (Cost $105,207,018)		105,207,018
TOTAL INVESTMENTS–99.75% (Cost $4,432,831,085)		5,798,959,042
OTHER ASSETS LESS LIABILITIES–0.25%		14,588,884
NET ASSETS–100.00%		$5,813,547,926

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $4,316,031,350)	$5,681,729,901
Investments in affiliates, at value (Cost $116,799,735)	117,229,141
Total investments, at value (Cost $4,432,831,085)	5,798,959,042
Receivable for:
Fund shares sold	16,581,961
Dividends	10,471,788
Custody expenses reimbursed	6,059
Investment for trustee deferred compensation and retirement plans	126,733
Other assets	85,564
Total assets	5,826,231,147

Liabilities:
Payable for:
Fund shares reacquired	8,170,997
Variation margin — futures	287,712
Accrued fees to affiliates	3,417,329
Accrued trustees’ and officers’ fees and benefits	13,274
Accrued other operating expenses	581,282
Trustee deferred compensation and retirement plans	212,627
Total liabilities	12,683,221
Net assets applicable to shares outstanding	$5,813,547,926

Net assets consist of:
Shares of beneficial interest	$4,469,915,306
Undistributed net investment income	47,005,520
Undistributed net realized gain (loss)	(70,130,061)
Net unrealized appreciation	1,366,757,161
$5,813,547,926

Net Assets:
Class A	$1,957,455,607
Class B	$5,521,707
Class C	$941,775,375
Class R	$111,116,120
Class Y	$2,116,654,076
Class R6	$681,025,041

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	38,449,712
Class B	109,371
Class C	19,291,773
Class R	2,194,488
Class Y	41,180,919
Class R6	13,230,699
Class A:
Net asset value per share	$50.91
Maximum offering price per share
(Net asset value of $50.91 ÷ 94.50%)	$53.87
Class B:
Net asset value and offering price per share	$50.49
Class C:
Net asset value and offering price per share	$48.82
Class R:
Net asset value and offering price per share	$50.63
Class Y:
Net asset value and offering price per share	$51.40
Class R6:
Net asset value and offering price per share	$51.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $12,533)	$104,700,237
Dividends from affiliates	492,184
Total investment income	105,192,421

Expenses:
Advisory fees	5,350,895
Administrative services fees	623,527
Custodian fees	126,182
Distribution fees:
Class A	4,599,255
Class B	71,628
Class C	7,864,626
Class R	489,615
Transfer agent fees — A, B, C, R & Y	6,295,369
Transfer agent fees — R6	6,389
Trustees’ and officers’ fees and benefits	98,883
Registration and filing fees	254,860
Licensing fees	989,792
Reports to shareholders	282,684
Professional services fees	76,485
Other	97,846
Total expenses	27,228,036
Less: Fees waived and expense offset arrangement(s)	(77,500)
Net expenses	27,150,536
Net investment income	78,041,885

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	81,332,681
Futures contracts	(403,449)
80,929,232
Change in net unrealized appreciation of:
Investment securities	396,463,021
Futures contracts	4,144,044
400,607,065
Net realized and unrealized gain	481,536,297
Net increase in net assets resulting from operations	$559,578,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$78,041,885	$57,480,218
Net realized gain	80,929,232	44,400,916
Change in net unrealized appreciation (depreciation)	400,607,065	(200,646,282)
Net increase (decrease) in net assets resulting from operations	559,578,182	(98,765,148)

Distributions to shareholders from net investment income:
Class A	(25,882,056)	(16,858,607)
Class B	(68,005)	(75,582)
Class C	(7,024,603)	(2,502,255)
Class R	(1,158,685)	(624,853)
Class Y	(32,793,334)	(16,046,854)
Class R6	(607,413)	(1,937,107)
Total distributions from net investment income	(67,534,096)	(38,045,258)

Distributions to shareholders from net realized gains:
Class A	(23,879,186)	(22,937,580)
Class B	(107,081)	(195,607)
Class C	(11,061,008)	(6,475,856)
Class R	(1,242,285)	(1,012,662)
Class Y	(26,041,641)	(18,300,963)
Class R6	(449,730)	(2,090,876)
Total distributions from net realized gains	(62,780,931)	(51,013,544)

Share transactions-net:
Class A	10,681,087	350,674,194
Class B	(3,860,004)	(6,623,821)
Class C	118,995,185	434,132,904
Class R	13,093,576	27,401,759
Class Y	21,075,608	996,912,519
Class R6	460,763,193	188,329,413
Net increase in net assets resulting from share transactions	620,748,645	1,990,826,968
Net increase in net assets	1,050,011,800	1,803,003,018

Net assets:
Beginning of year	4,763,536,126	2,960,533,108
End of year (includes undistributed net investment income of $47,005,520 and $40,101,146, respectively)	$5,813,547,926	$4,763,536,126

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares.

19                         Invesco Equally-Weighted S&P 500 Fund

Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

20                         Invesco Equally-Weighted S&P 500 Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

21                         Invesco Equally-Weighted S&P 500 Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.11%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $71,780.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $603,043 in front-end sales commissions from the sale of Class A shares and $64,386, $2,111 and $219,932 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

22                         Invesco Equally-Weighted S&P 500 Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,798,959,042	$—	$—	$5,798,959,042
Futures Contracts*	629,204	—	—	629,204
Total Investments	$5,799,588,246	$—	$—	$5,799,588,246

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts (a)	$629,204	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Equity risk	$(403,449)
Change in Net Unrealized Appreciation:
Equity risk	4,144,044
Total	$3,740,595

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$46,187,446

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	1,051	September-2016	$114,007,225	$629,204

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2016.

	Value 08/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 08/31/16	Dividend Income
Invesco Ltd.	$8,621,575	$4,477,537	$(553,798)	$(578,562)	$55,371	$12,022,123	$352,816

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,720.

23                         Invesco Equally-Weighted S&P 500 Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$95,138,354	$59,449,974
Long-term capital gain	35,176,673	29,608,828
Total distributions	$130,315,027	$89,058,802

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$55,898,502
Undistributed long-term gain	9,933,927
Net unrealized appreciation — investments	1,278,017,725
Temporary book/tax differences	(217,534)
Shares of beneficial interest	4,469,915,306
Total net assets	$5,813,547,926

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2016.

On October 16, 2015, a total of 3,109,979 Class R6 shares of the Fund valued at $150,896,191 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $103,542,302 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

24                         Invesco Equally-Weighted S&P 500 Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $1,531,048,558 and $1,419,382,382, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,377,412,584
Aggregate unrealized (depreciation) of investment securities	(99,394,859)
Net unrealized appreciation of investment securities	$1,278,017,725

Cost of investments for tax purposes is $4,520,941,317.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemptions in kind, on August 31, 2016, undistributed net investment income was decreased by $3,603,415, undistributed net realized gain (loss) was decreased by $92,995,043 and shares of beneficial interest was increased by $96,598,458. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	10,197,085	$480,374,178	16,005,691	$784,165,212
Class B	14,964	710,438	34,912	1,702,372
Class C	6,525,395	295,986,771	10,580,817	499,514,855
Class R	968,737	45,385,789	1,121,093	54,845,808
Class Y	20,703,234	986,688,097	30,177,325	1,486,812,841
Class R6	13,179,412	641,949,654	4,487,464	224,884,801

Issued as reinvestment of dividends:
Class A	970,969	44,120,853	738,018	34,922,997
Class B	3,471	157,254	5,237	247,497
Class C	379,367	16,608,691	181,392	8,289,654
Class R	52,982	2,399,007	34,670	1,635,742
Class Y	1,087,004	49,784,798	615,826	29,356,434
Class R6	23,058	1,056,728	84,454	4,027,614

Automatic conversion of Class B shares to Class A shares:
Class A	61,680	2,910,819	117,662	5,790,549
Class B	(62,060)	(2,910,819)	(118,138)	(5,790,549)

Reacquired:
Class A	(10,956,351)	(516,724,763)	(9,723,008)	(474,204,564)
Class B	(39,223)	(1,816,877)	(57,629)	(2,783,141)
Class C	(4,289,496)	(193,600,277)	(1,560,796)	(73,671,605)
Class R	(747,680)	(34,691,220)	(595,599)	(29,079,791)
Class Y	(21,746,471)	(1,015,397,287)	(10,517,430)	(519,256,756)
Class R6	(3,745,034)	(182,243,189)	(824,237)	(40,583,002)
Net increase in share activity	12,581,043	$620,748,645	40,787,724	$1,990,826,968

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
On October 16, 2015, a total of 3,109,979 Class R6 shares of the Fund valued at $150,896,191 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction.

25                         Invesco Equally-Weighted S&P 500 Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$46.87	$0.75	$4.57	$5.32	$(0.66)	$(0.62)	$(1.28)	$50.91	11.69%	$1,957,456	0.54	%(d)	0.54	%(d)	1.58	%(d)	29%
Year ended 08/31/15	48.54	0.67	(1.18)	(0.51)	(0.49)	(0.67)	(1.16)	46.87	(1.07)	1,789,491	0.54		0.54		1.36		21
Year ended 08/31/14	40.07	0.59	9.45	10.04	(0.48)	(1.09)	(1.57)	48.54	25.64	1,506,665	0.56		0.56		1.31		17
Year ended 08/31/13	33.40	0.55	7.47	8.02	(0.51)	(0.84)	(1.35)	40.07	24.83	999,730	0.57		0.57		1.48		18
Year ended 08/31/12	29.89	0.42	3.61	4.03	(0.52)	—	(0.52)	33.40	13.66	730,648	0.60		0.60		1.34		27
Class B
Year ended 08/31/16	46.56	0.39	4.55	4.94	(0.39)	(0.62)	(1.01)	50.49	10.85	5,522	1.29	(d)	1.29	(d)	0.83	(d)	29
Year ended 08/31/15	48.35	0.30	(1.16)	(0.86)	(0.26)	(0.67)	(0.93)	46.56	(1.81)	8,950	1.29		1.29		0.61		21
Year ended 08/31/14	40.01	0.25	9.44	9.69	(0.26)	(1.09)	(1.35)	48.35	24.70	15,851	1.31		1.31		0.56		17
Year ended 08/31/13	33.34	0.27	7.49	7.76	(0.25)	(0.84)	(1.09)	40.01	23.90	22,925	1.32		1.32		0.73		18
Year ended 08/31/12	29.70	0.18	3.61	3.79	(0.15)	—	(0.15)	33.34	12.82	42,131	1.35		1.35		0.59		27
Class C
Year ended 08/31/16	45.03	0.41	4.39	4.80	(0.39)	(0.62)	(1.01)	48.82	10.90 (e)	941,775	1.23	(d)(e)	1.23	(d)(e)	0.89	(d)(e)	29
Year ended 08/31/15	46.79	0.29	(1.12)	(0.83)	(0.26)	(0.67)	(0.93)	45.03	(1.81)	750,898	1.29		1.29		0.61		21
Year ended 08/31/14	38.75	0.25	9.14	9.39	(0.26)	(1.09)	(1.35)	46.79	24.73	349,739	1.31		1.31		0.56		17
Year ended 08/31/13	32.33	0.26	7.24	7.50	(0.24)	(0.84)	(1.08)	38.75	23.88	141,986	1.32		1.32		0.73		18
Year ended 08/31/12	28.81	0.18	3.49	3.67	(0.15)	—	(0.15)	32.33	12.80	77,691	1.35		1.35		0.59		27
Class R
Year ended 08/31/16	46.65	0.63	4.54	5.17	(0.57)	(0.62)	(1.19)	50.63	11.38	111,116	0.79	(d)	0.79	(d)	1.33	(d)	29
Year ended 08/31/15	48.36	0.54	(1.17)	(0.63)	(0.41)	(0.67)	(1.08)	46.65	(1.33)	89,588	0.79		0.79		1.11		21
Year ended 08/31/14	39.95	0.48	9.43	9.91	(0.41)	(1.09)	(1.50)	48.36	25.35	65,777	0.81		0.81		1.06		17
Year ended 08/31/13	33.31	0.46	7.44	7.90	(0.42)	(0.84)	(1.26)	39.95	24.48	29,320	0.82		0.82		1.23		18
Year ended 08/31/12	29.77	0.35	3.59	3.94	(0.40)	—	(0.40)	33.31	13.36	8,924	0.85		0.85		1.09		27
Class Y
Year ended 08/31/16	47.30	0.88	4.61	5.49	(0.77)	(0.62)	(1.39)	51.40	11.97	2,116,654	0.29	(d)	0.29	(d)	1.83	(d)	29
Year ended 08/31/15	48.95	0.80	(1.19)	(0.39)	(0.59)	(0.67)	(1.26)	47.30	(0.83)	1,945,879	0.29		0.29		1.61		21
Year ended 08/31/14	40.38	0.71	9.52	10.23	(0.57)	(1.09)	(1.66)	48.95	25.95	1,021,247	0.31		0.31		1.56		17
Year ended 08/31/13	33.64	0.65	7.52	8.17	(0.59)	(0.84)	(1.43)	40.38	25.16	481,948	0.32		0.32		1.73		18
Year ended 08/31/12	30.13	0.50	3.63	4.13	(0.62)	—	(0.62)	33.64	13.94	309,645	0.35		0.35		1.59		27
Class R6
Year ended 08/31/16	47.37	0.97	4.58	5.55	(0.83)	(0.62)	(1.45)	51.47	12.08	681,025	0.16	(d)	0.16	(d)	1.96	(d)	29
Year ended 08/31/15	48.99	0.87	(1.20)	(0.33)	(0.62)	(0.67)	(1.29)	47.37	(0.70)	178,731	0.16		0.16		1.74		21
Year ended 08/31/14	40.39	0.78	9.49	10.27	(0.58)	(1.09)	(1.67)	48.99	26.05	1,253	0.22		0.22		1.65		17
Year ended 08/31/13(f)	34.93	0.62	6.27	6.89	(0.59)	(0.84)	(1.43)	40.39	20.58	12	0.27	(g)	0.27	(g)	1.78	(g)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,849,167, $7,163, $838,193, $97,923, $1,944,216 and $214,233 for Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.94% for the year ended August 31, 2016.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

26                         Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

27                         Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,153.90	$2.92	$1,022.42	$2.75	0.54%
B	1,000.00	1,149.60	6.97	1,018.65	6.55	1.29
C	1,000.00	1,150.10	6.49	1,019.10	6.09	1.20
R	1,000.00	1,152.20	4.27	1,021.17	4.01	0.79
Y	1,000.00	1,155.30	1.57	1,023.68	1.48	0.29
R6	1,000.00	1,155.90	0.87	1,024.33	0.81	0.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

28                         Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equally-Weighted S&P 500 Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

29                         Invesco Equally-Weighted S&P 500 Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco

Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

30                         Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$35,176,673
Qualified Dividend Income*	91.91%
Corporate Dividends Received Deduction*	86.46%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$27,604,258

31                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equally-Weighted S&P 500 Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	MS-EWSP-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016

Invesco Equity and Income Fund
Nasdaq:
A: ACEIX ¡ B: ACEQX ¡ C: ACERX ¡ R: ACESX ¡ Y: ACETX ¡ R5: ACEKX ¡ R6: IEIFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Equity and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Equity and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.43%
Class B Shares	6.63
Class C Shares	6.71
Class R Shares	7.24
Class Y Shares	7.70
Class R5 Shares	7.78
Class R6 Shares	7.89
Russell 1000 Value Index▼ (Broad Market Index)	12.92
Bloomberg Barclays U.S. Government /Credit Index▼ (Style-Specific Index)	6.81
Lipper Mixed-Asset Target Allocation Growth Funds Index■ (Peer Group Index)	7.44
Source(s): ▼FactSet Research Systems Inc; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended August 31, 2016, the US economy continued to expand, but the pace of economic growth slowed somewhat as weaker global growth and muted business investment weighed on the US economy. Hiring data were generally mixed, though the unemployment rate continued to decline, ending the reporting period at 4.9%.1 Oil prices remained at depressed levels, ending the reporting period essentially flat, but experiencing significant volatility along the way.

The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since
2006 – but that was its only increase during the reporting period. Still, uncertainty about further rate hikes greatly impacted equity markets. US equities posted gains for the reporting period and were fairly volatile. The reporting period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. However, stocks began 2016 on a negative note, driven by investor concerns about weakness in the Chinese economy, falling oil prices and uncertainty over Fed policy. Markets recovered in late February and posted gains until June – when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.2 In this environment, investors generally favored the perceived safety of government bonds, and more defensive, dividend-paying equities often found in the telecommunications services, utilities and consumer staples sectors.

Value stocks outperformed growth stocks for the reporting period, while small-cap stocks outperformed large-cap stocks. All sectors within the Russell 1000 Value Index had positive returns for the reporting period, with many sectors posting double-digit returns. The information technology (IT) sector posted the highest return, while the consumer discretionary sector had the lowest.

    Overweight exposure to and stock selection in the consumer discretionary sector made a strong contribution to the Fund’s performance versus the Russell 1000 Value Index for the reporting period. Within the sector, media stocks – specifi-cally, Time Warner Cable, Comcast and Charter Communications – had a positive impact. We sold Time Warner Cable by the close of the reporting period.

    The Fund’s overweight exposure to the IT sector also contributed to the Fund’s relative returns, and Applied Materials was a strong performer within the sector. Applied Materials’ stock performed well after management reported strong fourth-quarter results and provided a positive outlook for 2016.

    The consumer staples sector also contributed to relative performance, and Phillip Morris, Wal-Mart and Sysco were key contributors. Based on appreciation in stocks, we took profits and sold Sysco during the reporting period.

    The energy sector included some of the Fund’s top contributors and detractors. Canadian Natural Resources and Devon Energy were among the Fund’s top contributors, while Weatherford and Anadarko Petroleum were key detractors. Canadian Natural Resources stock rose sharply when analysts upgraded the stock, based on the potential for strong future cash flows from two upcoming expansions of the company’s Horizon Oil Sands project. Both Weatherford and Anadarko continued to face headwinds from persistently low oil prices.

    Weak stock selection within the financials sector was a key detractor during the reporting period. The Fund’s relative overweight allocation to large banks and stock selection within diversified financials hurt relative performance as investors worried about a prolonged low interest rate environment in light of the Fed’s comments and sluggish economic indicators. Within the sector, Citigroup and Voya were key detractors.

Portfolio Composition
By security type	% of total net assets

Common Stocks and Other Equity Interests	64.0%
Bonds and Notes	21.5
U.S. Treasury Securities	9.5
Preferred Stocks	1.0
Security Types Each Less Than 1% of Portfolio	0.5
Money Market Funds Plus Other Assets Less Liabilities	3.5

Top 10 Equity Holdings*
		% of total net assets

1.	JP Morgan Chase & Co.	3.1%
2.	Citigroup Inc.	2.9
3.	Bank of America Corp.	2.1
4.	Morgan Stanley	1.6
5.	Merck & Co., Inc.	1.5
6.	Devon Energy Corp.	1.4
7.	Oracle Corp.	1.3
8.	Carnival Corp.	1.3
9.	Apache Corp.	1.2
10.	Citizens Financial Group Inc.	1.2

Total Net Assets	$13.6 billion

Total Number of Holdings*	415

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

4                         Invesco Equity and Income Fund

The health care sector also detracted from the Fund’s relative performance. Much of the Fund’s underperformance within the sector was attributable to its pharmaceutical holdings, such as Novartis, Sanofi and Teva Pharmaceuticals. Sanofi’s stock declined after the French drug maker reported that it did not expect meaningful earnings growth over the next few years as the company explores the possible sale of some businesses and seeks to cut costs. Teva’s stock declined after company management announced a delay in the acquisition of a generic drug maker.

Stock selection and underweight exposure to materials also dampened the Fund’s relative return. The Mosaic Company, a potash producer, was a large detractor, as concern about slowing emerging market economies and waning demand for fertilizer weighed on the stock.

The Fund’s underweight exposure to the telecommunication services and utilities sectors also detracted from relative performance. These sectors had some of the highest returns within the Russell 1000 Value Index. Investors gravitated to these sectors’ generally defensive nature and higher dividends. However, in our view, these areas are generally richly prized as valuations have been driven up due to high demand from investors seeking higher yields in a low-yield environment.

During the reporting period, the Fund’s allocation to high-grade bonds was a valuable source of income that helped to dampen overall portfolio volatility. However, these instruments detracted from relative performance versus the Bloomberg Barclays U.S. Government/ Credit Index as bonds underperformed equities during the reporting period. Similarly, the Fund’s allocation to convertible securities posted positive returns on an absolute basis, but detracted from relative performance as convertibles underperformed the Russell 1000 Value Index.

We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to its style-specific benchmark for the reporting period, largely due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

During the reporting period, we increased our exposure to the energy and materials sectors, and reduced exposure to the consumer staples and health care sectors. At the end of the reporting period the Fund’s largest overweight allocations relative to the Russell 1000 Value Index were in the financials and consumer discretionary sectors, while the Fund was underweight the index in real estate and utilities stocks.

Equity markets were positive during the reporting period, but had significant volatility at times as macroeconomic events generally overshadowed company fundamentals in investors’ minds. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong or improving fundamentals. We believe that ultimately those strong and improving fundamentals may be reflected in the valuation of these companies’ stock prices.

Thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Labor Statistics

2 Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian

Chartered Financial Analyst, Lead Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.

Chuck Burge

Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Brian Jurkash

Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2000. Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Sergio Marcheli

Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Matthew Titus

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

5                         Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Equity and Income Fund

Average Annual Total Returns

As of 8/31/16, including maximum applicable

sales charges

Class A Shares
Inception (8/3/60)	10.08%
10 Years	5.65
5 Years	9.32
1 Year	1.55

Class B Shares
Inception (5/1/92)	9.32%
10 Years	5.97
5 Years	9.57
1 Year	1.63

Class C Shares
Inception (7/6/93)	8.57%
10 Years	5.46
5 Years	9.75
1 Year	5.71

Class R Shares
Inception (10/01/02)	7.82%
10 Years	5.97
5 Years	10.28
1 Year	7.24

Class Y Shares
Inception (12/22/04)	6.77%
10 Years	6.50
5 Years	10.82
1 Year	7.70

Class R5 Shares
10 Years	6.48%
5 Years	10.94
1 Year	7.78

Class R6 Shares
10 Years	6.41%
5 Years	10.92
1 Year	7.89

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

     Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1

Average Annual Total Returns

As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.01%
10 Years	5.41
5 Years	6.49
1 Year	-7.29

Class B Shares
Inception (5/1/92)	9.16%
10 Years	5.73
5 Years	6.76
1 Year	-7.24

Class C Shares
Inception (7/6/93)	8.40%
10 Years	5.22
5 Years	6.91
1 Year	-3.49

Class R Shares
Inception (10/01/02)	7.52%
10 Years	5.75
5 Years	7.44
1 Year	-2.08

Class Y Shares
Inception (12/22/04)	6.40%
10 Years	6.27
5 Years	7.98
1 Year	-1.60

Class R5 Shares
10 Years	6.23%
5 Years	8.07
1 Year	-1.53

Class R6 Shares
Inception	6.17%
5 Years	8.05
1 Year	-1.43

fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.80%, 1.55%, 1.55%, 1.05%, 0.55%, 0.48% and 0.38%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.56%, 1.06%, 0.56%, 0.49% and 0.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Equity and Income Fund

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.

■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Equity and Income Fund

the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
■	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

■	The Russell 1000 Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
■	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–64.04%
Aerospace & Defense–0.89%
General Dynamics Corp.	799,538	$121,705,674

Agricultural Products–0.46%
Archer-Daniels-Midland Co.	1,421,703	62,213,723

Application Software–0.69%
Citrix Systems, Inc.(b)	1,070,983	93,389,718

Asset Management & Custody Banks–1.67%
Northern Trust Corp.	1,300,390	91,794,530
State Street Corp.	1,929,226	135,508,834
		227,303,364

Auto Parts & Equipment–0.62%
Johnson Controls International PLC	1,932,556	84,414,046

Automobile Manufacturers–0.68%
General Motors Co.	2,910,185	92,893,105

Biotechnology–0.71%
Amgen Inc.	570,151	96,959,879

Broadcasting–0.19%
CBS Corp.–Class B	496,536	25,338,232

Cable & Satellite–1.60%
Charter Communications, Inc.– Class A(b)	304,729	78,379,346
Comcast Corp.–Class A	2,144,817	139,970,758
		218,350,104

Communications Equipment–1.88%
Cisco Systems, Inc.	5,097,920	160,278,605
Juniper Networks, Inc.	4,148,623	95,750,219
		256,028,824

Construction Machinery & Heavy Trucks–0.82%
Caterpillar Inc.	1,364,617	111,830,363

Data Processing & Outsourced Services–0.61%
PayPal Holdings, Inc.(b)	2,251,282	83,635,126

Diversified Banks–8.75%
Bank of America Corp.	17,551,468	283,280,693
Citigroup Inc.	8,276,363	395,113,570
Comerica Inc.	1,896,326	89,677,257
JPMorgan Chase & Co.	6,270,484	423,257,670
		1,191,329,190

Diversified Metals & Mining–0.40%
BHP Billiton Ltd. (Australia)	3,626,416	54,391,030

Drug Retail–1.03%
Walgreens Boots Alliance, Inc.	1,741,846	140,584,391

	Shares	Value
Electric Utilities–0.92%
FirstEnergy Corp.	1,462,033	$47,852,340
PG&E Corp.	1,250,094	77,430,822
		125,283,162

Fertilizers & Agricultural Chemicals–1.24%
Agrium Inc. (Canada)	544,769	52,493,941
Mosaic Co. (The)	3,885,397	116,833,888
		169,327,829

General Merchandise Stores–0.86%
Target Corp.	1,664,339	116,819,954

Health Care Equipment–1.74%
Baxter International Inc.	2,225,254	103,986,120
Medtronic PLC	1,527,742	132,959,386
		236,945,506

Health Care Services–0.46%
Express Scripts Holding Co.(b)	869,981	63,247,619

Home Improvement Retail–0.41%
Kingfisher PLC (United Kingdom)	11,559,974	56,332,905

Hotels, Resorts & Cruise Lines–1.27%
Carnival Corp.	3,624,334	173,243,165

Industrial Conglomerates–1.21%
General Electric Co.	5,255,346	164,177,009

Industrial Machinery–0.68%
Ingersoll-Rand PLC	1,355,221	92,141,476

Insurance Brokers–1.95%
Aon PLC	967,047	107,680,684
Marsh & McLennan Cos., Inc.	1,132,988	76,623,978
Willis Towers Watson PLC	657,264	81,507,309
		265,811,971

Integrated Oil & Gas–3.24%
Exxon Mobil Corp.	949,790	82,764,701
Occidental Petroleum Corp.	1,220,970	93,831,544
Royal Dutch Shell PLC–Class A (United Kingdom)	6,745,667	164,804,441
TOTAL S.A. (France)	2,090,751	99,698,481
		441,099,167

Integrated Telecommunication Services–0.81%
Koninklijke KPN N.V. (Netherlands)	3,090,759	10,091,088
Orange S.A. (France)	1,410,904	21,545,224
Verizon Communications Inc.	1,503,905	78,699,349
		110,335,661

Internet Software & Services–0.85%
eBay Inc.(b)	3,585,556	115,311,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equity and Income Fund

	Shares	Value
Investment Banking & Brokerage–3.02%
Charles Schwab Corp. (The)	3,004,034	$94,506,910
Goldman Sachs Group, Inc. (The)	558,262	94,603,079
Morgan Stanley	6,921,324	221,897,647
		411,007,636

Managed Health Care–0.98%
Anthem, Inc.	502,109	62,803,794
UnitedHealth Group Inc.	514,243	69,962,760
		132,766,554

Movies & Entertainment–0.56%
Time Warner Inc.	980,201	76,857,560

Oil & Gas Equipment & Services–1.22%
Baker Hughes Inc.	2,548,533	125,209,426
Weatherford International PLC(b)	7,535,599	41,219,727
		166,429,153

Oil & Gas Exploration & Production–3.55%
Apache Corp.	3,399,199	168,940,190
Canadian Natural Resources Ltd. (Canada)	4,213,482	130,869,045
Devon Energy Corp.	4,230,167	183,293,136
		483,102,371

Other Diversified Financial Services–0.39%
Voya Financial, Inc.	1,828,200	53,456,568

Packaged Foods & Meats–0.84%
Mondelez International, Inc.–Class A	2,554,507	115,003,905

Pharmaceuticals–4.42%
Eli Lilly and Co.	1,214,997	94,466,017
Merck & Co., Inc.	3,138,434	197,062,271
Novartis AG (Switzerland)	1,013,950	79,792,313
Pfizer Inc.	4,331,281	150,728,579
Sanofi (France)	1,044,626	80,482,303
		602,531,483

Publishing–0.41%
Thomson Reuters Corp.	1,360,201	56,333,181

Railroads–0.71%
CSX Corp.	3,431,851	97,052,746

Regional Banks–4.42%
BB&T Corp.	1,954,192	75,236,392
Citizens Financial Group, Inc.	6,766,188	167,598,477
Fifth Third Bancorp	6,358,369	128,184,719
First Horizon National Corp.	4,898,496	75,338,868
PNC Financial Services Group, Inc. (The)	1,727,810	155,675,681
		602,034,137

Semiconductor Equipment–0.80%
Applied Materials, Inc.	3,663,891	109,330,507

	Shares	Value
Semiconductors–1.95%
Intel Corp.	3,331,055	$119,551,564
QUALCOMM, Inc.	2,324,422	146,601,296
		266,152,860

Specialized Finance–0.47%
CME Group Inc.–Class A	593,321	64,286,330

Systems Software–2.27%
Microsoft Corp.	2,353,618	135,238,890
Oracle Corp.	4,222,825	174,064,847
		309,303,737

Tobacco–0.82%
Philip Morris International Inc.	1,113,354	111,257,465

Wireless Telecommunication Services–0.57%
Vodafone Group PLC-ADR (United Kingdom)	2,529,394	77,525,926
Total Common Stocks & Other Equity Interests (Cost $6,948,525,625)		8,724,875,793

	Principal Amount
Bonds and Notes–21.46%
Advertising–0.03%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$4,145,000	4,169,273

Aerospace & Defense–0.27%
BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	3,091,000	3,155,846
Lockheed Martin Corp., Sr. Unsec. Global Notes, 2.13%, 09/15/2016	20,720,000	20,728,009
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.85%, 04/15/2045	1,938,000	2,079,603
Precision Castparts Corp., Sr. Unsec. Global Notes, 1.25%, 01/15/2018	6,465,000	6,484,521
2.50%, 01/15/2023	4,150,000	4,299,684
		36,747,663

Agricultural & Farm Machinery–0.11%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	15,176,006

Agricultural Products–0.04%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	3,940,000	5,134,762

Air Freight & Logistics–0.11%
FedEx Corp.,
Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	4,310,000	5,006,401
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	8,875,000	10,612,108
		15,618,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equity and Income Fund

	Principal Amount	Value
Airlines–0.18%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	$4,128,530	$4,363,341
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	3,357,115	3,623,586
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	4,900,977	5,286,929
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 01/02/2020	1,585,564	1,694,968
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	5,296,277	5,623,984
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 04/23/2025(c)	4,367,434	4,533,942
		25,126,750

Apparel Retail–0.03%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	3,638,000	3,877,702

Application Software–0.47%
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	46,415,000	53,638,335
Nuance Communications, Inc., Sr. Unsec. Conv. Notes, 1.00%, 12/15/2022(c)(d)	11,886,000	10,481,966
		64,120,301

Asset Management & Custody Banks–0.19%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,408,065
4.40%, 05/27/2026(c)	8,854,000	9,311,898
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	4,449,927
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	4,515,000	4,668,948
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,360,100
		26,198,938

Automobile Manufacturers–0.20%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/2018(c)	5,220,000	5,258,691

	Principal Amount	Value
Automobile Manufacturers–(continued)
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	$2,847,000	$2,871,841
4.13%, 08/04/2025	7,006,000	7,453,834
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	4,317,000	5,353,080
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	5,467,000	6,061,536
		26,998,982

Automotive Retail–0.14%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	6,415,000	6,938,846
5.75%, 05/01/2020	7,393,000	8,207,128
AutoZone, Inc., Sr. Unsec. Global Notes, 3.13%, 04/21/2026	4,030,000	4,162,146
		19,308,120

Biotechnology–0.79%
AbbVie Inc., Sr. Unsec. Global Notes,
1.75%, 11/06/2017	24,000,000	24,113,292
4.50%, 05/14/2035	7,233,000	7,868,990
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	21,842,000	27,971,411
Celgene Corp., Sr. Unsec. Global Notes,
4.00%, 08/15/2023	4,735,000	5,167,646
4.63%, 05/15/2044	13,875,000	15,106,989
5.00%, 08/15/2045	1,714,000	1,988,033
Gilead Sciences, Inc., Sr. Unsec. Global Notes,
3.05%, 12/01/2016	19,850,000	19,958,550
4.40%, 12/01/2021	4,988,000	5,606,315
		107,781,226

Brewers–0.36%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	6,754,000	6,963,722
3.30%, 02/01/2023	6,427,000	6,742,980
4.70%, 02/01/2036	10,870,000	12,618,260
4.90%, 02/01/2046	12,141,000	14,698,265
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes,
1.45%, 07/15/2019	3,501,000	3,498,346
4.20%, 07/15/2046	4,057,000	4,273,204
		48,794,777

Broadcasting–0.57%
Liberty Media Corp., Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(c)(d)	14,987,000	15,464,710
REGS, Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023(c)	61,171,000	62,165,029
		77,629,739

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equity and Income Fund

	Principal Amount	Value
Cable & Satellite–0.58%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. First Lien Notes, 4.46%, 07/23/2022(c)	$10,845,000	$11,767,237
Comcast Corp., Sr. Unsec. Gtd. Global Notes,
4.25%, 01/15/2033	1,605,000	1,805,999
5.70%, 05/15/2018	4,735,000	5,098,118
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	2,465,000	3,466,488
Cox Communications, Inc., Sr. Unsec. Notes,
4.70%, 12/15/2042(c)	4,980,000	4,661,487
6.25%, 06/01/2018(c)	3,700,000	3,945,193
8.38%, 03/01/2039(c)	655,000	846,985
Dish Network Corp., Sr. Unsec. Conv. Notes, 3.38%, 08/15/2026(c)	36,577,000	38,337,268
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes,
5.15%, 04/30/2020	3,320,000	3,746,130
5.95%, 04/01/2041	3,365,000	4,609,251
		78,284,156

Catalog Retail–0.24%
Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	22,928,000	23,902,440
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	8,810,000	8,406,114
		32,308,554

Commodity Chemicals–0.07%
Basell Finance Co., B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	7,384,000	9,993,151

Communications Equipment–0.38%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/2020(c)	14,876,000	19,850,163
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	31,263,000	31,477,933
		51,328,096

Construction & Engineering–0.12%
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes,
5.00%, 10/01/2044	4,195,000	4,141,126
5.25%, 10/01/2054	13,347,000	12,682,086
		16,823,212

Construction Machinery & Heavy Trucks–0.14%
Caterpillar Financial Services Corp., Sr. Unsec. Notes, 1.75%, 03/24/2017	19,085,000	19,178,736

	Principal Amount	Value
Consumer Finance–0.03%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	$3,423,000	$3,585,853

Data Processing & Outsourced Services–0.22%
Blackhawk Network Holdings, Inc., Sr. Unsec. Conv. Notes, 1.50%, 01/15/2022(c)	21,837,000	22,000,777
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	7,245,000	8,328,914
		30,329,691

Diversified Banks–1.58%
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	10,445,000	10,618,476
Bank of America Corp.,
Sr. Unsec. Global Notes, 5.75%, 12/01/2017	2,825,000	2,972,582
Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	6,710,000	6,979,849
5.65%, 05/01/2018	8,680,000	9,242,464
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	7,294,155
Citigroup Inc., Unsec. Sub. Global Notes,
5.30%, 05/06/2044	2,765,000	3,169,983
6.68%, 09/13/2043	8,000,000	10,734,040
Unsec. Sub. Notes, 4.75%, 05/18/2046	4,145,000	4,386,666
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(c)	8,535,000	9,155,320
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes, 3.20%, 06/15/2026	4,365,000	4,477,506
Unsec. Sub. Global Notes, 4.25%, 10/01/2027	3,640,000	3,956,660
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	6,410,000	6,418,012
Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(e)	7,145,000	7,323,625
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.30%, 11/27/2018	5,240,000	5,302,526
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	545,000	602,601
National Australia Bank Ltd. (Australia),
Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	10,015,000	10,118,315
Sr. Unsec. Notes, 1.88%, 07/12/2021	17,675,000	17,612,899
Nordea Bank AB (Sweden), Sr. Unsec. Notes, 2.25%, 05/27/2021(c)	10,240,000	10,395,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	$3,225,000	$3,232,113
Societe Generale S.A. (France),
Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	8,565,000	8,831,226
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	7,365,000	7,803,917
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	7,250,000	7,437,402
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	7,235,000	7,420,292
Svenska Handelsbanken AB (Sweden), Series BKNT, Sr. Unsec. Gtd. Medium-Term Notes, 1.88%, 09/07/2021	5,000,000	4,987,903
U.S. Bancorp, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	3,245,000	3,347,511
Wells Fargo & Co.,
Sr. Unsec. Medium-Term Global Notes, 1.50%, 01/16/2018	2,070,000	2,077,436
Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	6,840,000	7,313,136
Sr. Unsec. Notes, 3.90%, 05/01/2045	10,810,000	11,444,428
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	4,515,000	4,907,848
4.65%, 11/04/2044	14,430,000	15,873,418
		215,438,269

Diversified Capital Markets–0.12%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	7,201,751
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 3.80%, 06/09/2023(c)	9,115,000	9,280,715
		16,482,466

Diversified Chemicals–0.06%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	8,092,000	8,327,922

Diversified Metals & Mining–0.07%
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes,
7.13%, 07/15/2028	2,175,000	2,844,259
9.00%, 05/01/2019	5,240,000	6,228,351
		9,072,610

Diversified REIT’s–0.04%
Spirit Realty, L.P., Sr. Unsec. Gtd. Notes, 4.45%, 09/15/2026(c)	5,226,000	5,211,043

	Principal Amount	Value
Diversified Support Services–0.05%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2017	$6,115,000	$6,489,516

Drug Retail–0.21%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,981,069
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	8,490,957	9,818,960
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes,
3.10%, 06/01/2023	3,078,000	3,169,580
3.30%, 11/18/2021	6,129,000	6,479,759
4.50%, 11/18/2034	4,519,000	4,952,781
		28,402,149

Electric Utilities–0.15%
Electricite de France S.A. (France),
Jr. Unsec. Sub. Notes, 5.63%(c)(e)	6,390,000	6,374,025
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	2,150,000	2,343,387
4.88%, 01/22/2044(c)	9,110,000	10,220,040
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	1,050,000	1,205,757
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	506,544
		20,649,753

Electrical Components & Equipment–0.19%
Eaton Corp., Sr. Unsec. Gtd. Global Notes, 1.50%, 11/02/2017	25,825,000	25,931,218

Environmental & Facilities Services–0.04%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	5,204,466

Fertilizers & Agricultural Chemicals–0.02%
Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	3,055,000	3,107,604

General Merchandise Stores–0.03%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	3,650,000	3,778,535

Health Care Distributors–0.08%
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,308,684

Health Care Equipment–0.82%
Becton, Dickinson and Co., Sr. Unsec. Global Notes,
1.75%, 11/08/2016	3,740,000	3,745,057
3.88%, 05/15/2024	6,825,000	7,405,603
4.88%, 05/15/2044	7,465,000	8,894,742
Sr. Unsec. Notes, 2.68%, 12/15/2019	3,198,000	3,312,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equity and Income Fund

	Principal Amount	Value
Health Care Equipment–(continued)
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	$7,055,000	$7,206,675
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes,
3.15%, 03/15/2022	10,944,000	11,651,710
4.38%, 03/15/2035	3,635,000	4,175,425
4.63%, 03/15/2044	5,490,000	6,536,251
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021(c)	19,108,000	24,016,368
Wright Medical Group N.V., Sr. Unsec. Conv. Notes, 2.25%, 11/15/2021(c)	9,311,000	12,342,894
Wright Medical Group, Inc., Sr. Unsec. Conv. Bonds, 2.00%, 02/15/2020	20,807,000	22,484,564
		111,772,022

Health Care Facilities–0.47%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	24,795,000	24,841,491
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(d)	33,605,000	39,758,915
		64,600,406

Health Care REIT’s–0.11%
HCP, Inc., Sr. Unsec. Global Notes,
3.88%, 08/15/2024	5,085,000	5,196,649
4.20%, 03/01/2024	4,690,000	4,884,156
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,579,220
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/2022	1,905,000	2,061,591
		14,721,616

Health Care Services–0.11%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,782,213
Laboratory Corp. of America Holdings, Sr. Unsec. Notes,
3.20%, 02/01/2022	6,132,000	6,375,606
4.70%, 02/01/2045	2,694,000	2,970,317
		15,128,136

Home Improvement Retail–0.05%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	6,883,000	7,031,002

Homebuilding–0.07%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	9,117,000

Hotels, Resorts & Cruise Lines–0.01%
Wyndham Worldwide Corp., Sr. Unsec. Notes, 2.95%, 03/01/2017	1,225,000	1,232,794

	Principal Amount	Value
Housewares & Specialties–0.12%
Newell Brands Inc., Sr. Unsec. Global Notes, 5.50%, 04/01/2046	$2,410,000	$2,996,460
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	12,185,000	13,180,369
		16,176,829

Hypermarkets & Super Centers–0.23%
Wal-Mart Stores, Inc., Sr. Unsec. Notes, 5.52%, 06/01/2017(f)	30,615,000	31,667,391

Industrial Machinery–0.06%
Pentair Finance S.A. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/2021	7,940,000	8,571,679

Integrated Oil & Gas–0.37%
Chevron Corp., Sr. Unsec. Global Notes,
1.37%, 03/02/2018	14,553,000	14,668,536
1.72%, 06/24/2018	5,275,000	5,356,900
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	3,630,000	3,837,255
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	4,005,000	4,242,536
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,798,647
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	9,844,000	10,331,416
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,575,230
		49,810,520

Integrated Telecommunication Services–0.62%
AT&T Inc., Sr. Unsec. Global Notes,
3.00%, 06/30/2022	5,334,000	5,503,432
3.40%, 05/15/2025	2,967,000	3,069,780
3.80%, 03/15/2022	3,340,000	3,591,149
4.50%, 05/15/2035	4,755,000	5,048,702
4.80%, 06/15/2044	10,275,000	10,987,684
5.15%, 03/15/2042	1,370,000	1,538,809
5.35%, 09/01/2040	2,077,000	2,385,665
6.15%, 09/15/2034	3,675,000	4,550,045
British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 1.25%, 02/14/2017	5,420,000	5,420,699
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	3,600,000	4,842,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equity and Income Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications Inc., Sr. Unsec. Global Notes,
4.13%, 08/15/2046	$857,000	$864,158
4.40%, 11/01/2034	3,285,000	3,489,966
4.52%, 09/15/2048	19,069,000	20,192,727
5.01%, 08/21/2054	6,727,000	7,474,962
5.15%, 09/15/2023	4,525,000	5,301,101
		84,261,361

Investment Banking & Brokerage–1.75%
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 5.25%, 07/27/2021	5,510,000	6,268,680
Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	6,151,503
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes,
1.00%, 03/15/2017(c)(g)	61,461,000	94,518,414
1.00%, 09/28/2020(c)(h)	59,890,000	74,189,336
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(d)	30,876,000	31,435,628
Lazard Group LLC, Sr. Unsec. Global Notes, 3.75%, 02/13/2025	11,653,000	11,728,704
Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes, 5.00%, 02/22/2017(c)	6,100,000	6,192,302
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	7,432,584
		237,917,151

IT Consulting & Other Services–0.04%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	4,954,000	5,268,217

Life & Health Insurance–0.18%
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	9,220,000	10,215,041
Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/2043	4,010,000	4,570,095
Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	3,475,000	4,568,158
Reliance Standard Life Global Funding II, Sr. Sec. Notes, 3.05%, 01/20/2021(c)	4,985,000	5,106,061
		24,459,355

Managed Health Care–0.11%
Aetna, Inc., Sr. Unsec. Global Notes, 4.38%, 06/15/2046	3,759,000	3,934,479
3.95%, 09/01/2020	9,990,000	10,718,746
		14,653,225

	Principal Amount	Value
Movies & Entertainment–0.09%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	$11,374,000	$12,184,398

Multi-Line Insurance–0.43%
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	3,855,000	3,931,015
4.38%, 01/15/2055	7,405,000	7,321,201
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	4,915,000	5,512,237
Sr. Unsec. Notes, 7.35%, 11/15/2019	425,000	487,172
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/2054(c)	9,460,000	9,703,623
New York Life Global Funding, Sec. Notes, 1.65%, 05/15/2017(c)	31,095,000	31,275,165
		58,230,413

Multi-Utilities–0.03%
Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	4,395,000	4,301,606

Office REIT’s–0.06%
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,663,720
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	6,115,000	6,444,614
		8,108,334

Office Services & Supplies–0.04%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	5,065,000	5,324,369

Oil & Gas Drilling–0.01%
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/2017	1,150,000	1,147,125

Oil & Gas Equipment & Services–0.31%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/2018(d)	11,911,000	11,166,562
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	28,160,000	31,187,200
		42,353,762

Oil & Gas Exploration & Production–0.26%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 4.85%, 03/15/2021	3,136,000	3,345,392
6.60%, 03/15/2046	4,830,000	5,756,715
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/2021	8,738,000	8,993,272
4.15%, 11/15/2034	9,367,000	9,543,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equity and Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	$7,940,000	$8,058,227
		35,697,333

Oil & Gas Storage & Transportation–0.45%
Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.90%, 03/15/2035	3,640,000	3,499,573
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	555,000	685,463
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	2,889,000	3,204,719
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,881,750
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	4,420,000	4,939,531
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	4,203,000	4,224,074
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	4,275,000	4,339,014
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2038	2,245,000	2,749,044
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	5,641,062
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	8,165,000	8,383,275
5.50%, 02/15/2020	5,405,000	5,947,381
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	4,839,741
Western Gas Partners L.P., Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	9,589,931
		61,924,558

Other Diversified Financial Services–0.19%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	6,568,000	6,513,183
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,476,141
MassMutual Global Funding II, Sec. Notes, 2.00%, 04/15/2021(c)	10,205,000	10,252,933
		26,242,257

Packaged Foods & Meats–0.23%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	8,595,000	8,778,752
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 1.60%, 06/30/2017	10,860,000	10,893,340
2.25%, 06/05/2017	8,220,000	8,282,702

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.13%, 11/15/2025	$648,000	$710,256
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 4.88%, 08/15/2034	2,136,000	2,433,812
		31,098,862

Paper Packaging–0.12%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	3,410,767
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	11,003,000	12,211,289
		15,622,056

Pharmaceuticals–0.95%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 1.85%, 03/01/2017	9,281,000	9,305,186
4.85%, 06/15/2044	9,265,000	10,370,092
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	6,079,000	6,343,075
GlaxoSmithKline Capital PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 1.50%, 05/08/2017	22,600,000	22,684,117
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	14,556,000	14,810,730
Medicines Co. (The), Sr. Unsec. Conv. Notes, 2.75%, 07/15/2023(c)	8,958,000	9,405,900
Mylan N.V., Sr. Unsec. Gtd. Notes, 3.15%, 06/15/2021(c)	4,535,000	4,625,501
5.25%, 06/15/2046(c)	6,205,000	6,793,243
Perrigo Co. PLC, Sr. Unsec. Global Notes, 2.30%, 11/08/2018	3,945,000	3,959,918
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	1,234,000	1,270,940
Roche Holdings, Inc. (Switzerland), Sr. Unsec. Gtd. Notes, 1.35%, 09/29/2017(c)	28,640,000	28,750,235
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/21/2023	3,755,000	3,778,268
4.10%, 10/01/2046	3,322,000	3,401,858
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	4,101,000	4,421,899
		129,920,962

Property & Casualty Insurance–0.28%
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	9,030,000	9,699,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equity and Income Fund

	Principal Amount	Value
Property & Casualty Insurance–(continued)
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	$4,185,000	$4,578,421
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	8,381,000	10,821,966
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	6,455,000	7,895,679
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,494,215
		38,489,792

Railroads–0.28%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	19,380,000	24,750,334
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	1,660,000	2,097,272
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/2045	4,410,000	5,020,763
4.85%, 06/15/2044	5,560,000	6,890,558
		38,758,927

Regional Banks–0.23%
Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	4,700,000	4,719,352
PNC Bank, N.A., Series BKNT, Sr. Unsec. Notes, 1.30%, 10/03/2016	16,480,000	16,480,206
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	10,295,000	10,600,942
		31,800,500

Reinsurance–0.06%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	7,510,000	8,135,042

Renewable Electricity–0.05%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	6,466,996

Research & Consulting Services–0.02%
Verisk Analytics, Inc., Sr. Unsec. Global Notes, 5.50%, 06/15/2045	2,050,000	2,236,448

Semiconductor Equipment–0.38%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/2018	33,039,000	52,263,568

Semiconductors–1.08%
Intel Corp., Sr. Unsec. Global Notes, 1.35%, 12/15/2017	8,126,000	8,163,940

	Principal Amount	Value
Semiconductors–(continued)
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Bonds, 1.63%, 02/15/2025	$18,228,000	$23,548,298
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	35,244,000	31,631,490
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2018(c)	15,910,000	48,475,781
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	36,461,000	35,663,416
		147,482,925

Soft Drinks–0.13%
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 1.80%, 09/01/2016	17,475,000	17,474,554

Specialized Finance–0.48%
Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	8,760,000	8,869,500
3.00%, 09/15/2023	6,731,000	6,688,931
4.25%, 09/15/2024	4,355,000	4,591,803
Aviation Capital Group Corp., Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	7,805,000	7,942,911
4.88%, 10/01/2025(c)	7,745,000	8,326,200
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	10,237,698
National Rural Utilities Cooperative Finance Corp. (The), Sr. Unsec. Medium-Term Notes, 0.95%, 04/24/2017	18,075,000	18,071,231
		64,728,274

Specialized REIT’s–0.26%
Crown Castle International Corp., Sr. Unsec. Notes, 4.45%, 02/15/2026	6,640,000	7,378,700
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	5,425,000	5,833,416
6.11%, 01/15/2020(c)	6,300,000	6,995,901
Sovran Acquisition LP, Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	14,175,000	14,512,309
		34,720,326

Systems Software–0.51%
FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	10,953,000	10,172,599
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	10,953,000	10,008,304
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	4,259,000	4,413,978
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2018	23,004,000	25,390,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equity and Income Fund

	Principal Amount	Value
Systems Software–(continued)
Oracle Corp., Sr. Unsec. Global Notes, 1.90%, 09/15/2021	$13,245,000	$13,262,867
4.30%, 07/08/2034	6,045,000	6,715,427
		69,963,840

Technology Distributors–0.06%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	7,645,000	7,963,846

Technology Hardware, Storage & Peripherals–0.48%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	7,303,000	7,437,894
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec. First Lien Notes, 5.45%, 06/15/2023(c)	7,237,000	7,720,826
8.35%, 07/15/2046(c)	278,000	324,174
Hewlett Packard Enterprise Co., Sr. Unsec. Notes, 2.85%, 10/05/2018(c)	14,555,000	14,838,531
NetApp, Inc., Sr. Unsec. Global Notes, 3.38%, 06/15/2021	7,340,000	7,647,029
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	24,327,000	20,884,121
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	890,000	821,581
5.75%, 12/01/2034	7,094,000	5,905,755
		65,579,911

Thrifts & Mortgage Finance–0.38%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/2020	6,962,000	8,989,683
5.00%, 05/01/2017	24,396,000	24,975,405
Radian Group Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/01/2019	4,063,000	5,350,463
3.00%, 11/15/2017	10,019,000	12,611,416
		51,926,967

Tobacco–0.26%
Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	2,167,000	2,171,393
Sr. Unsec. Global Notes, 1.63%, 03/20/2017	14,525,000	14,578,314
3.60%, 11/15/2023	3,940,000	4,336,650
4.88%, 11/15/2043	11,740,000	14,353,594
		35,439,951

Trading Companies & Distributors–0.03%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	4,189,000	4,346,088

	Principal Amount	Value
Wireless Telecommunication Services–0.29%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/2016	$4,450,000	$4,450,185
Sr. Unsec. Global Notes, 4.38%, 07/16/2042	6,610,000	6,987,457
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	6,080,000	6,746,429
Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 1.63%, 03/20/2017	20,708,000	20,761,748
		38,945,819
Total Bonds and Notes (Cost $2,690,636,569)		2,923,186,945

U.S. Treasury Securities–9.50%
U.S. Treasury Bills–0.01%
0.45%, 11/17/2016(i)(j)	1,750,000	1,749,008

U.S. Treasury Notes–9.09%
0.50%, 04/30/2017	310,000,000	309,857,400
0.88%, 04/30/2017	2,000,000	2,004,300
0.75%, 08/31/2018	179,650,000	179,432,444
1.25%, 01/31/2019	23,000,000	23,205,735
0.75%, 08/15/2019	101,175,000	100,661,233
3.63%, 08/15/2019	58,350,000	62,908,594
3.38%, 11/15/2019	10,000,000	10,753,710
1.13%, 08/31/2021	382,287,700	380,958,868
1.38%, 08/31/2023	16,364,000	16,279,627
1.50%, 08/15/2026	153,480,100	152,359,081
		1,238,420,992

U.S. Treasury Bonds–0.40%
2.50%, 05/15/2046	51,589,700	54,594,439
Total U.S. Treasury Securities (Cost $1,289,296,176)		1,294,764,439

	Shares
Preferred Stocks–0.97%
Asset Management & Custody Banks–0.17%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd.	438,000	23,679,375

Diversified Banks–0.03%
Wells Fargo & Co., 5.85% Pfd.	142,800	3,995,544

Oil & Gas Storage & Transportation–0.34%
El Paso Energy Capital Trust I, $2.38 Jr. Unsec. Gtd. Sub. Conv. Pfd.	875,900	45,538,041

Regional Banks–0.43%
KeyCorp., Series A, $7.75 Conv. Pfd.	427,098	58,619,200
Total Preferred Stocks (Cost $102,258,196)		131,832,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Equity and Income Fund

	Principal Amount	Value
U.S. Government Sponsored Agency Securities–0.42%
Federal Home Loan Mortgage Corp. (FHLMC)–0.35%
Unsec. Global Notes, 4.88%, 06/13/2018	$33,680,000	$36,054,036
6.75%, 03/15/2031	7,000,000	10,906,539
		46,960,575

Federal National Mortgage Association (FNMA)–0.07%
Unsec. Global Notes, 6.63%, 11/15/2030	6,315,000	9,697,453
Total U.S. Government Sponsored Agency Securities (Cost $55,447,058)		56,658,028

Municipal Obligations–0.08%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	2,600,000	3,562,260
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	4,980,000	6,736,645
Total Municipal Obligations (Cost $7,640,528)		10,298,905

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs., 6.50%, 05/01/2029	1	2
5.50%, 02/01/2037	41	45
		47

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs., 7.00%, 07/01/2018 to 07/01/2032	$24,940	$26,316
5.50%, 03/01/2021	69	73
8.00%, 08/01/2021	1,202	1,216
		27,605

Government National Mortgage Association (GNMA)–0.00%
Pass Through Ctfs., 8.00%, 04/15/2026 to 01/20/2031	28,130	30,593
7.50%, 12/20/2030	1,834	2,309
		32,902
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $57,581)		60,554

	Shares
Money Market Funds–3.34%
Liquid Assets Portfolio–Institutional Class, 0.38%(k)	227,612,061	227,612,061
Premier Portfolio–Institutional Class, 0.37%(k)	227,612,062	227,612,062
Total Money Market Funds (Cost $455,224,123)		455,224,123
TOTAL INVESTMENTS–99.81% (Cost $11,549,085,856)		13,596,900,947
OTHER ASSETS LESS LIABILITIES–0.19%		26,499,076
NET ASSETS–100.00%		$13,623,400,023

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred

RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2016 was $813,155,196, which represented 5.97% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Exchangeable for a basket of four common stocks and one ordinary share.
(h)	Exchangeable for a basket of five common shares.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $11,093,861,733)	$13,141,676,824
Investments in affiliated money market funds, at value and cost	455,224,123
Total investments, at value (Cost $11,549,085,856)	13,596,900,947
Foreign currencies, at value (Cost $404,678)	405,783
Receivable for:
Investments sold	16,373,057
Fund shares sold	14,738,936
Dividends and interest	46,670,457
Custody expenses reimbursed	437,189
Investment for trustee deferred compensation and retirement plans	1,202,946
Unrealized appreciation on forward foreign currency contracts outstanding	2,549,739
Other assets	170,964
Total assets	13,679,450,018

Liabilities:
Payable for:
Investments purchased	11,527,437
Fund shares reacquired	31,881,027
Variation margin — futures	7,078
Accrued fees to affiliates	9,052,974
Accrued trustees’ and officers’ fees and benefits	28,907
Accrued other operating expenses	408,165
Trustee deferred compensation and retirement plans	1,402,562
Unrealized depreciation on forward foreign currency contracts outstanding	1,741,845
Total liabilities	56,049,995
Net assets applicable to shares outstanding	$13,623,400,023

Net assets consist of:
Shares of beneficial interest	$11,407,568,302
Undistributed net investment income	(12,637,529)
Undistributed net realized gain	180,012,190
Net unrealized appreciation	2,048,457,060
$13,623,400,023

Net Assets:
Class A	$10,054,982,787
Class B	$173,664,319
Class C	$1,636,583,304
Class R	$216,293,163
Class Y	$819,707,558
Class R5	$438,538,315
Class R6	$283,630,577

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	983,774,010
Class B	17,395,260
Class C	162,998,051
Class R	21,062,018
Class Y	80,173,394
Class R5	42,879,938
Class R6	27,740,571
Class A:
Net asset value per share	$10.22
Maximum offering price per share
(Net asset value of $10.22 ÷ 94.50%)	$10.81
Class B:
Net asset value and offering price per share	$9.98
Class C:
Net asset value and offering price per share	$10.04
Class R:
Net asset value and offering price per share	$10.27
Class Y:
Net asset value and offering price per share	$10.22
Class R5:
Net asset value and offering price per share	$10.23
Class R6:
Net asset value and offering price per share	$10.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $4,909,014)	$214,336,756
Dividends from affiliated money market funds	2,380,489
Interest	94,323,922
Other Income	8,382
Total investment income	311,049,549

Expenses:
Advisory fees	46,583,685
Administrative services fees	876,074
Distribution fees:
Class A	24,303,394
Class B	2,164,900
Class C	15,965,127
Class R	1,084,559
Transfer agent fees — A, B, C, R and Y	21,632,596
Transfer agent fees — R5	419,090
Transfer agent fees — R6	8,630
Trustees’ and officers’ fees and benefits	271,504
Registration and filing fees	331,543
Reports to shareholders	946,919
Professional services fees	180,805
Other	447,409
Total expenses	115,216,235
Less: Fees waived and expense offset arrangement(s)	(1,239,330)
Net expenses	113,976,905
Net investment income	197,072,644

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $111,531)	216,522,573
Foreign currencies	403,286
Forward foreign currency contracts	41,742,833
Futures contracts	(5,854,267)
252,814,425
Change in net unrealized appreciation (depreciation) of:
Investment securities	501,137,059
Foreign currencies	3,068
Forward foreign currency contracts	(5,599,896)
Futures contracts	(613,750)
494,926,481
Net realized and unrealized gain	747,740,906
Net increase in net assets resulting from operations	$944,813,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$197,072,644	$180,306,245
Net realized gain	252,814,425	639,775,006
Change in net unrealized appreciation (depreciation)	494,926,481	(1,063,505,802)
Net increase (decrease) in net assets resulting from operations	944,813,550	(243,424,551)

Distributions to shareholders from net investment income:
Class A	(222,853,216)	(260,216,393)
Class B	(3,554,960)	(7,021,414)
Class C	(25,203,954)	(30,002,656)
Class R	(4,452,755)	(5,368,311)
Class Y	(19,670,021)	(21,553,271)
Class R5	(10,976,207)	(12,247,206)
Class R6	(5,588,890)	(4,726,916)
Total distributions from net investment income	(292,300,003)	(341,136,167)

Distributions to shareholders from net realized gains:
Class A	(266,959,798)	(842,979,900)
Class B	(6,706,307)	(33,958,762)
Class C	(45,979,734)	(140,184,003)
Class R	(5,987,733)	(19,237,356)
Class Y	(21,242,026)	(63,938,513)
Class R5	(11,414,804)	(34,430,457)
Class R6	(5,223,400)	(12,907,558)
Total distributions from net realized gains	(363,513,802)	(1,147,636,549)

Share transactions–net:
Class A	(40,076,603)	970,871,766
Class B	(97,900,446)	(124,425,413)
Class C	(63,183,954)	254,679,990
Class R	(9,951,615)	18,275,914
Class Y	19,381,690	162,275,763
Class R5	17,236,654	60,543,892
Class R6	81,852,496	63,841,482
Net increase (decrease) in net assets resulting from share transactions	(92,641,778)	1,406,063,394
Net increase (decrease) in net assets	196,357,967	(326,133,873)

Net assets:
Beginning of year	13,427,042,056	13,753,175,929
End of year (includes undistributed net investment income of $(12,637,529) and $64,061,542, respectively)	$13,623,400,023	$13,427,042,056

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

23                         Invesco Equity and Income Fund

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

24                         Invesco Equity and Income Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

25                         Invesco Equity and Income Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $1,203,024.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

26                         Invesco Equity and Income Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $2,844,545 in front-end sales commissions from the sale of Class A shares and $86,593, $24,354 and $85,018 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2016, the Fund incurred $39,396 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended August 31, 2016, there were transfers from Level 2 to Level 1 of $434,868,626, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,233,861,671	$78,070,405	$—	$9,311,932,076
U.S. Treasury Securities	—	1,294,764,439	—	1,294,764,439
Corporate Debt Securities	—	2,923,186,945	—	2,923,186,945
U.S. Government Sponsored Agency Securities	—	56,718,582	—	56,718,582
Municipal Obligations	—	10,298,905	—	10,298,905
	9,233,861,671	4,363,039,276	—	13,596,900,947
Forward Foreign Currency Contracts*	—	807,894	—	807,894
Futures Contracts*	(101,082)	—	—	(101,082)
Total Investments	$9,233,760,589	$4,363,847,170	$—	$13,597,607,759

*	Unrealized appreciation (depreciation).

27                         Invesco Equity and Income Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$2,549,739	$(1,741,845)
Interest rate risk:
Futures contracts(b)	48,637	(149,719)
Total	$2,598,376	$(1,891,564)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts
Realized Gain (Loss):
Currency risk	$41,742,833	$—
Interest rate risk	—	(5,854,267)
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(5,599,896)	—
Interest rate risk	—	(613,750)
Total	$36,142,937	$(6,468,017)

The table below summarizes the average notional value of forward foreign currency contracts and futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$849,815,642	$173,128,399

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/16/16	Bank of New York Mellon (The)	AUD	21,999,168	USD	16,986,658	$16,528,729	$457,929
09/16/16	Bank of New York Mellon (The)	CAD	92,727,983	USD	71,018,647	70,717,946	300,701
09/16/16	Bank of New York Mellon (The)	CHF	30,931,836	USD	31,740,261	31,481,388	258,873
09/16/16	Bank of New York Mellon (The)	EUR	81,271,709	USD	90,899,156	90,720,022	179,134
09/16/16	Bank of New York Mellon (The)	GBP	85,218,667	USD	111,099,576	111,951,070	(851,494)
09/16/16	State Street Bank and Trust Co.	AUD	33,885,212	USD	26,083,912	25,459,121	624,791
09/16/16	State Street Bank and Trust Co.	CAD	92,728,073	USD	70,998,597	70,718,015	280,582
09/16/16	State Street Bank and Trust Co.	CHF	30,931,789	USD	31,732,462	31,481,340	251,122
09/16/16	State Street Bank and Trust Co.	EUR	81,271,864	USD	90,916,802	90,720,195	196,607
09/16/16	State Street Bank and Trust Co.	GBP	87,465,065	USD	114,058,825	114,902,144	(843,319)
09/16/16	State Street Bank and Trust Co.	USD	7,969,749	EUR	7,097,581	7,922,717	(47,032)
Total Forward Foreign Currency Contracts — Currency Risk							$807,894

Currency Abbreviations:

AUD	– Australian Dollar
EUR	– Euro

CAD	– Canadian Dollar
GBP	– British Pound Sterling

CHF	– Swiss Franc
USD	– U.S. Dollar

28                         Invesco Equity and Income Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	453	December-2016	$(54,926,250)	$(149,719)
U.S. Treasury 10 Year Notes	Short	809	December-2016	(105,915,797)	48,637
Total Futures Contracts — Interest Rate Risk					$(101,082)

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2016.

	Gross Amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash
Bank of New York Mellon (The)	$1,196,637	$(851,494)	$—	$—	$345,143
State Street Bank & Trust Co.	1,353,102	(890,351)	—	—	462,751
Total	$2,549,739	$(1,741,845)	$—	$—	$807,894

Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Bank of New York Mellon (The)	$851,494	$(851,494)	$—	$—	$—
State Street Bank & Trust Co.	890,351	(890,351)	—	—	—
Total	$1,741,845	$(1,741,845)	$—	$—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016, the Fund engaged in securities sales of $866,906, which resulted in net realized gains of $111,531.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $36,306.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

29                         Invesco Equity and Income Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$295,522,871	$429,824,056
Long-term capital gain	360,290,934	1,058,948,660
Total distributions	$655,813,805	$1,488,772,716

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$53,437,161
Undistributed long-term gain	197,165,382
Net unrealized appreciation — investments	1,971,064,629
Net unrealized appreciation (depreciation) — other investments	(64,843)
Temporary book/tax differences	(5,770,608)
Shares of beneficial interest	11,407,568,302
Total net assets	$13,623,400,023

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2016.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $2,871,491,996 and $3,503,176,120, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $8,720,477,150 and $8,288,436,425, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,267,371,921
Aggregate unrealized (depreciation) of investment securities	(296,307,292)
Net unrealized appreciation of investment securities	$1,971,064,629

Cost of investments for tax purposes is $11,625,836,318.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiums and contingent payment debt instruments, on August 31, 2016, undistributed net investment income was increased by $18,528,288, undistributed net realized gain was decreased by $18,366,131 and shares of beneficial interest was decreased by $162,157. This reclassification had no effect on the net assets of the Fund.

30                         Invesco Equity and Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years Ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	111,224,375	$1,077,574,671	132,855,407	$1,407,335,195
Class B	266,906	2,512,112	391,128	4,066,382
Class C	20,339,360	193,944,860	31,927,192	332,741,941
Class R	5,254,094	51,048,813	5,817,559	61,877,721
Class Y	27,221,545	265,627,927	29,754,125	316,032,681
Class R5	10,878,710	107,029,434	14,653,172	154,978,913
Class R6	14,951,823	143,651,914	13,351,616	140,910,100

Issued as reinvestment of dividends:
Class A	47,677,788	456,569,037	101,273,868	1,032,701,699
Class B	1,061,005	9,926,321	3,975,218	39,580,117
Class C	6,872,075	64,680,416	15,458,277	154,681,888
Class R	1,084,319	10,434,409	2,401,902	24,594,997
Class Y	3,921,859	37,571,227	7,619,261	77,752,111
Class R5	2,335,066	22,371,350	4,569,798	46,663,503
Class R6	1,129,212	10,812,290	1,726,337	17,634,474

Automatic conversion of Class B shares to Class A shares:
Class A	7,891,731	76,446,956	10,509,185	111,300,490
Class B	(8,072,253)	(76,446,956)	(10,741,031)	(111,300,490)

Reacquired:
Class A	(170,100,243)	(1,650,667,267)	(148,952,999)	(1,580,465,618)
Class B	(3,578,084)	(33,891,923)	(5,457,994)	(56,771,422)
Class C	(33,805,022)	(321,809,230)	(22,383,709)	(232,743,839)
Class R	(7,355,599)	(71,434,837)	(6,407,390)	(68,196,804)
Class Y	(29,300,405)	(283,817,464)	(22,048,368)	(231,509,029)
Class R5	(11,427,947)	(112,164,130)	(13,327,278)	(141,098,524)
Class R6	(7,448,665)	(72,611,708)	(9,037,781)	(94,703,092)
Net increase (decrease) in share activity	(8,978,350)	$(92,641,778)	137,927,495	$1,406,063,394

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

31                         Invesco Equity and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$10.01	$0.15		$0.55	$0.70	$(0.22)	$(0.27)	$(0.49)	$10.22	7.43%	$10,054,983	0.79	%(d)	0.80	%(d)	1.57	%(d)	93%
Year ended 08/31/15	11.42	0.15		(0.33)	(0.18)	(0.28)	(0.95)	(1.23)	10.01	(1.65)	9,879,022	0.79		0.80		1.38		69
Year ended 08/31/14	10.43	0.22	(e)	1.56	1.78	(0.20)	(0.59)	(0.79)	11.42	17.86	10,181,796	0.79		0.80		1.99	(e)	60
Year ended 08/31/13	9.05	0.17		1.42	1.59	(0.21)	—	(0.21)	10.43	17.80	8,752,700	0.78		0.79		1.74		26
Year ended 08/31/12	8.19	0.17		0.85	1.02	(0.16)	—	(0.16)	9.05	12.67	7,878,694	0.80		0.81		2.05		21
Class B
Year ended 08/31/16	9.78	0.08		0.54	0.62	(0.15)	(0.27)	(0.42)	9.98	6.63	173,664	1.54	(d)	1.55	(d)	0.82	(d)	93
Year ended 08/31/15	11.18	0.07		(0.32)	(0.25)	(0.20)	(0.95)	(1.15)	9.78	(2.41)	271,120	1.54		1.55		0.63		69
Year ended 08/31/14	10.22	0.13	(e)	1.54	1.67	(0.12)	(0.59)	(0.71)	11.18	17.01	442,318	1.54		1.55		1.24	(e)	60
Year ended 08/31/13	8.87	0.09		1.39	1.48	(0.13)	—	(0.13)	10.22	16.90	570,146	1.53		1.54		0.99		26
Year ended 08/31/12	8.04	0.15		0.83	0.98	(0.15)	—	(0.15)	8.87	12.36	739,631	1.02		1.56		1.83		21
Class C
Year ended 08/31/16	9.83	0.08		0.55	0.63	(0.15)	(0.27)	(0.42)	10.04	6.71 (f)	1,636,583	1.52	(d)(f)	1.53	(d)(f)	0.84	(d)(f)	93
Year ended 08/31/15	11.24	0.07		(0.33)	(0.26)	(0.20)	(0.95)	(1.15)	9.83	(2.48)	1,667,769	1.54		1.55		0.63		69
Year ended 08/31/14	10.27	0.13	(e)	1.55	1.68	(0.12)	(0.59)	(0.71)	11.24	17.03	1,624,965	1.54		1.55		1.24	(e)	60
Year ended 08/31/13	8.91	0.10		1.40	1.50	(0.14)	—	(0.14)	10.27	16.95	1,284,225	1.53		1.54		0.99		26
Year ended 08/31/12	8.07	0.11		0.83	0.94	(0.10)	—	(0.10)	8.91	11.77 (f)	1,157,325	1.54	(f)	1.54	(f)	1.31	(f)	21
Class R
Year ended 08/31/16	10.05	0.13		0.56	0.69	(0.20)	(0.27)	(0.47)	10.27	7.24	216,293	1.04	(d)	1.05	(d)	1.32	(d)	93
Year ended 08/31/15	11.47	0.13		(0.34)	(0.21)	(0.26)	(0.95)	(1.21)	10.05	(1.98)	221,987	1.04		1.05		1.13		69
Year ended 08/31/14	10.47	0.19	(e)	1.58	1.77	(0.18)	(0.59)	(0.77)	11.47	17.60	232,455	1.04		1.05		1.74	(e)	60
Year ended 08/31/13	9.08	0.15		1.43	1.58	(0.19)	—	(0.19)	10.47	17.57	193,610	1.03		1.04		1.49		26
Year ended 08/31/12	8.23	0.15		0.85	1.00	(0.15)	—	(0.15)	9.08	12.23	176,940	1.05		1.06		1.80		21
Class Y
Year ended 08/31/16	10.01	0.18		0.55	0.73	(0.25)	(0.27)	(0.52)	10.22	7.70	819,708	0.54	(d)	0.55	(d)	1.82	(d)	93
Year ended 08/31/15	11.43	0.17		(0.33)	(0.16)	(0.31)	(0.95)	(1.26)	10.01	(1.49)	784,238	0.54		0.55		1.63		69
Year ended 08/31/14	10.43	0.24	(e)	1.58	1.82	(0.23)	(0.59)	(0.82)	11.43	18.25	719,931	0.54		0.55		2.24	(e)	60
Year ended 08/31/13	9.05	0.20		1.41	1.61	(0.23)	—	(0.23)	10.43	18.10	477,207	0.53		0.54		1.99		26
Year ended 08/31/12	8.20	0.20		0.84	1.04	(0.19)	—	(0.19)	9.05	12.83	410,600	0.55		0.56		2.30		21
Class R5
Year ended 08/31/16	10.02	0.18		0.56	0.74	(0.26)	(0.27)	(0.53)	10.23	7.78	438,538	0.47	(d)	0.48	(d)	1.89	(d)	93
Year ended 08/31/15	11.43	0.18		(0.32)	(0.14)	(0.32)	(0.95)	(1.27)	10.02	(1.32)	411,579	0.47		0.48		1.70		69
Year ended 08/31/14	10.43	0.25	(e)	1.58	1.83	(0.24)	(0.59)	(0.83)	11.43	18.33	402,366	0.48		0.49		2.30	(e)	60
Year ended 08/31/13	9.05	0.20		1.42	1.62	(0.24)	—	(0.24)	10.43	18.17	241,540	0.47		0.48		2.05		26
Year ended 08/31/12	8.20	0.21		0.84	1.05	(0.20)	—	(0.20)	9.05	12.96	238,392	0.44		0.44		2.41		21
Class R6
Year ended 08/31/16	10.01	0.19		0.56	0.75	(0.27)	(0.27)	(0.54)	10.22	7.89	283,631	0.37	(d)	0.38	(d)	1.99	(d)	93
Year ended 08/31/15	11.43	0.19		(0.33)	(0.14)	(0.33)	(0.95)	(1.28)	10.01	(1.33)	191,328	0.37		0.38		1.80		69
Year ended 08/31/14	10.43	0.26	(e)	1.58	1.84	(0.25)	(0.59)	(0.84)	11.43	18.44	149,346	0.39		0.40		2.39	(e)	60
Year ended 08/31/13(g)	9.27	0.21		1.14	1.35	(0.19)	—	(0.19)	10.43	14.81	37,884	0.37	(h)	0.38	(h)	2.15	(h)	26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $9,729,141, $216,490, $1,625,064, $216,912, $773,881, $419,236 and $221,758 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.16 and 1.47%, $0.07 and 0.72%, $0.07 and 0.72%, $0.13 and 1.22%, $0.18 and 1.72%, $0.19 and 1.78% and $0.20 and 1.87% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended August 31, 2016 and August 31, 2012.
(g)	Commencement date of September 24, 2012.
(h)	Annualized.

32                         Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

33                         Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,135.10	$4.24	$1,021.17	$4.01	0.79%
B	1,000.00	1,130.50	8.25	1,017.39	7.81	1.54
C	1,000.00	1,130.90	8.03	1,017.60	7.61	1.50
R	1,000.00	1,134.30	5.58	1,019.91	5.28	1.04
Y	1,000.00	1,136.50	2.90	1,022.42	2.75	0.54
R5	1,000.00	1,138.10	2.47	1,022.82	2.34	0.46
R6	1,000.00	1,137.60	1.99	1,023.28	1.88	0.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

34                         Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equity and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the first quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

35                         Invesco Equity and Income Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of three funds sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by

Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

36                         Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$360,290,934
Qualified Dividend Income*	83.24%
Corporate Dividends Received Deduction*	64.23%
U.S. Treasury Obligations*	4.72%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$3,222,868

37                         Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equity and Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-EQI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016

Invesco Floating Rate Fund
Nasdaq:
A: AFRAX ▪ C: AFRCX ▪ R: AFRRX ▪ Y: AFRYX ▪ R5: AFRIX ▪ R6: AFRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Floating Rate Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Floating Rate Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific index, the Credit Suisse Leveraged Loan Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.12%
Class C Shares	2.74
Class R Shares	3.00
Class Y Shares	3.51
Class R5 Shares	3.52
Class R6 Shares	3.34
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market Index)	5.97
Credit Suisse Leveraged Loan Index■ (Style-Specific Index)	3.74
Lipper Loan Participation Funds Classification Average¿ (Peer Group)	3.20

Source(s): ▼FactSet Research Systems Inc.; ■Bloomberg L.P.; ¿Lipper Inc.

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by weakness in the latter part of 2015 and a strong reversal mid-way through the first quarter of 2016. Negative sentiment in the broader capital markets that was brought on by uncertainty surrounding China’s economy, global growth prospects and volatility in commodity-related sectors seeped into the loan asset class. Loan-market volatility was relatively muted versus other risk asset classes. The tone of the market improved in the second half of February and positive momentum continued to build through the end of August as macroeconomic indicators improved, commodity prices stabilized and technical factors strengthened.

    Fundamentals remained supportive with a trailing 12-month default rate of 1.98% as of August 31, 2016.1 We believe slow but positive growth in the US economy may continue to support fundamentals; during the reporting period, corporate revenue and earnings growth remained positive outside of a few pockets of weakness concentrated in commodity-related sectors. Senior loans’ exposure to commodities remained low at the end of the fiscal year with only 3.20% in energy and 1.78% in metals and mining.2

    Strong technicals pushed senior loan prices higher as demand outstripped supply in the second half of the fiscal year. Demand from institutional accounts was robust as longer-term investors continued to view senior loans as a strategic allocation due to their defensive nature, relatively high coupon and diversification benefits.3 Collateralized loan obligation issuance started the year slowly but gathered momentum – totaling $63 billion during the fiscal year.4 Flows from retail mutual funds were largely negative for the year, but we saw a modest reversal in the final two months of the reporting period. Steady demand from institutional buyers was met with limited new issuance, leading issuers to opportunistically refinance and re-price transactions in an effort to extend maturities and reduce interest expense.

    The average price in the senior loan market was $94.48 at the end of August – with 41.61% of the market trading at or above par and a small percentage of distressed outliers weighing on the broader average.1 Given the price of senior loans at the end of the reporting period, the yield was 6.26%.1

    We managed the Fund with a view toward taking advantage of what appeared to be an expanding (albeit slowly) economy, an absence of corporate restructurings, and strong demand for floating rate assets from investors concerned about how rising interest rates might impact the market value of longer-dated fixed income investments.

    As part of the Fund’s investment strategy, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe loans are overbought and increasing risk when we believe loans are oversold. The Fund benefited from some of the newer primary institutional loans, which exhibited low volatility during the reporting period and which were sold at prices that offered, in our opinion, the potential for above-market returns for the associated risk.

Portfolio Composition*

By credit quality	% of total investments

BBB+	0.2%
BBB	3.2
BBB-	5.4
BB+	6.8
BB	17.9
BB-	14.9
B+	15.1
B	16.0
B-	6.7
CCC+	5.5
CCC	2.1
CCC-	1.0
D	1.1
Not Rated	3.7
Equity	0.4

Top 5 Debt Issuers*

% of total investments

1. Level 3 Communications, Inc.	1.8%
2. Dell International LLC	1.6
3. First Data Corporation	1.6
4. iHeart Communications, Inc.	1.4
5. Asurion LLC	1.4

Total Net Assets	$2.3 billion

Total Number of Holdings*	634

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4                         Invesco Floating Rate Fund

We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading. The most significant detractor from Fund performance during the fiscal year was New Millennium Holdco. Two other detractors were Seadrill and Payless. The top three contributors to Fund performance were Asurion, Fortescue and Getty Images.

The Fund’s allocations to information technology, telecommunications and service companies were the three leading contributors to Fund performance on a relative basis. The Fund’s allocation to structured products, although small, added to relative performance versus the Fund’s style-specific index, the Credit Suisse Leveraged Loan Index. The Fund’s allocation to recent primary deals, broadly speaking, also contributed to relative Fund performance.

The Fund’s allocations to energy, health care and forest product companies all detracted from Fund performance on a sector basis.

The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and other central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

As always, we appreciate your continued participation in Invesco Floating Rate Fund.

1	Source: S&P/LSTA Leveraged Loan Index as of August 31, 2016
2	Source: Credit Suisse Leveraged Loan Index as of August 31, 2016
3	Diversification does not guarantee a profit or eliminate the risk of loss.
4	Source: S&P Leveraged Commentary & Data (S&P LCD) as of August 31, 2016

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Ewald

Portfolio Manager, is lead manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.

Scott Baskind

Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in 1999. Mr. Baskind earned a BS in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.

Philip Yarrow

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco in 2010. Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a master of management degree in finance from Northwestern University.

5                         Invesco Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Bloomberg L.P.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Floating Rate Fund

Average Annual Total Returns As of 8/31/16, including maximum applicable sales charges
Class A Shares
Inception (5/1/97)	3.91%
10 Years	3.08
5 Years	4.34
1 Year	0.59

Class C Shares
Inception (3/31/00)	3.26%
10 Years	2.81
5 Years	4.39
1 Year	1.75

Class R Shares
Inception (4/13/06)	3.17%
10 Years	3.11
5 Years	4.65
1 Year	3.00

Class Y Shares
10 Years	3.52%
5 Years	5.17
1 Year	3.51

Class R5 Shares
Inception (4/13/06)	3.73%
10 Years	3.67
5 Years	5.20
1 Year	3.52

Class R6 Shares
10 Years	3.47%
5 Years	5.13
1 Year	3.34

Average Annual Total Returns As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/1/97)	3.81%
10 Years	2.94
5 Years	2.90
1 Year	-3.08

Class C Shares
Inception (3/31/00)	3.13%
10 Years	2.66
5 Years	2.91
1 Year	-2.03

Class R Shares
Inception (4/13/06)	2.97%
10 Years	2.96
5 Years	3.15
1 Year	-0.80

Class Y Shares
10 Years	3.37%
5 Years	3.66
1 Year	-0.46

Class R5 Shares
Inception (4/13/06)	3.53%
10 Years	3.52
5 Years	3.72
1 Year	-0.44

Class R6 Shares
10 Years	3.32%
5 Years	3.67
1 Year	-0.35

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.07%, 1.57%, 1.32%, 0.82%, 0.81% and 0.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a closed-end fund to an open-end fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the closed-end fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the closed-end fund.
■	On July 27, 2006, all Class B1 shares converted into Class A shares.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

■	Borrowing risk. Borrowing money to buy securities exposes the Fund to leverage and will cause the Fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing money may also require the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will incur interest expenses and other fees on borrowed money. There can be no assurance that the Fund’s borrowing strategy will enhance and not reduce the Fund’s returns.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Collateralized loan obligations (CLO) risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Floating Rate Fund

obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

■	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

About indexes used in this report

■	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated non-investment-grade loans.
■	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.

continued on page 6

9                         Invesco Floating Rate Fund

Schedule of Investments

August 31, 2016

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Variable Rate Senior Loan Interests–82.90%(a)(b)
Aerospace & Defense–1.96%
Abacus Innovations Corp., Term Loan B	3.27%	08/16/2023	$7,262	$7,315,771
BE Aerospace, Inc., Term Loan	3.75%	12/16/2021	2,488	2,516,177
Booz Allen Hamilton Inc., Term Loan B	3.26%	06/30/2023	1,619	1,630,627
Camp International Holding Co., First Lien Term Loan(c)	—	08/18/2023	4,089	4,074,867
Consolidated Aerospace Manufacturing, LLC, First Lien Term Loan	4.75%	08/11/2022	3,198	3,006,456
IAP Worldwide Services,
Revolver Loan(d)	0.00%	07/18/2018	701	687,322
Revolver Loan	7.00%	07/18/2018	175	171,830
Second Lien Term Loan (Acquired 08/18/2014; Cost $956,109)	8.00%	07/18/2019	1,015	924,062
PRV Aerospace, LLC, Term Loan	7.00%	05/09/2018	1,893	1,798,232
TransDigm Inc.,
Delayed Draw Term Loan F	3.75%	06/09/2023	2,254	2,249,356
Term Loan C	3.75%	06/09/2023	4,082	4,077,144
Term Loan D	3.75%	06/04/2021	6,939	6,937,987
Term Loan E	3.75%	05/16/2022	7,905	7,902,048
Term Loan F	3.75%	06/09/2023	2,504	2,499,284
				45,791,163

Air Transport–0.54%
American Airlines, Inc.,
Term Loan	3.25%	06/27/2020	1,001	1,002,301
Term Loan	3.50%	10/10/2021	4,244	4,255,095
Delta Air Lines, Inc., Revolver Loan(d)	0.00%	10/18/2017	1,145	1,127,685
Gol LuxCo S.A. (Luxembourg), Term Loan (Acquired 08/19/2015; Cost $5,794,714)	6.50%	08/31/2020	5,842	5,856,258
United Continental Holdings, Inc., Term Loan B-1	3.50%	09/15/2021	373	373,779
				12,615,118

Automotive–2.52%
Autoparts Holdings Ltd., First Lien Term Loan	7.00%	07/29/2017	1,231	1,169,402
BBB Industries, LLC, Second Lien Term Loan	9.75%	11/03/2022	1,033	945,545
Britax Group Ltd., Term Loan	4.50%	10/15/2020	1,754	1,475,574
FCA US LLC, Term Loan	3.50%	05/24/2017	6,185	6,201,691
Federal-Mogul Corp.,
Term Loan B	4.00%	04/15/2018	1,333	1,316,395
Term Loan C	4.75%	04/15/2021	21,745	20,830,089
Gates Global, LLC, Term Loan	4.25%	07/05/2021	4,501	4,441,319
Goodyear Tire & Rubber Co., Second Lien Term Loan	3.75%	04/30/2019	877	880,448
Key Safety Systems, Inc., First Lien Term Loan(c)	—	08/29/2021	2,500	2,506,250
Midas Intermediate Holdco II, LLC, First Lien Incremental Term Loan	4.50%	08/18/2021	4,171	4,188,746
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/2020	5,149	5,133,818
Transtar Holding Co.,
First Lien Term Loan(e)	0.00%	10/09/2018	4,621	3,708,721
Second Lien Term Loan(e)	0.00%	10/09/2019	1,654	259,072
Wand Intermediate I L.P.,
First Lien Term Loan	4.75%	09/17/2021	4,280	4,297,608
Second Lien Term Loan	8.25%	09/17/2022	1,406	1,311,143
				58,665,821

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Beverage & Tobacco–0.06%
Winebow Holdings, Inc., Second Lien Term Loan (Acquired 07/02/2014; Cost $1,500,117)	8.50%	12/31/2021		$1,508	$1,342,280

Building & Development–1.48%
ABC Supply Co., Inc., Term Loan B	3.50%	04/16/2020		162	162,881
Beazer Homes USA, Inc., Second Lien Term Loan B	6.41%	03/11/2018		1,934	1,924,557
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/2020		3,330	3,358,097
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan (Acquired 05/01/2012; Cost $12,703)(d)	0.00%	02/28/2017		13	8,257
PIK Exit Revolver Loan (Acquired 05/15/2012-03/31/2016; Cost $158,863)(f)	5.00%	02/28/2017		159	103,261
Mannington Mills, Inc., Term Loan	4.75%	10/01/2021		1,210	1,210,054
Mueller Water Products, Inc., Term Loan	4.00%	11/25/2021		104	104,529
Quikrete Holdings, Inc., First Lien Term Loan	4.00%	09/26/2020		9,438	9,482,834
Re/Max International, Inc., Term Loan	4.00%	07/31/2020		3,049	3,051,205
Realogy Group LLC, Term Loan B	3.75%	07/20/2022		11,887	11,972,518
Stardust Finance Holdings, Inc., Term Loan	6.50%	03/13/2022		2,021	2,011,101
WireCo WorldGroup, Inc., First Lien Term Loan(c)	—	07/22/2023		1,180	1,184,106
					34,573,400

Business Equipment & Services–9.01%
Acosta, Inc., Term Loan B-1	4.25%	09/26/2021		4,180	4,078,484
Allied Universal Holdco, LLC,
Delayed Draw Term Loan(d)	0.00%	07/28/2022		680	679,818
First Lien Incremental Term Loan	5.50%	07/28/2022		3,425	3,426,285
Alorica Inc., Term Loan B	5.50%	06/30/2022		2,698	2,726,529
Asurion LLC,
Incremental Term Loan B-1	5.00%	05/24/2019		1,673	1,676,988
Incremental Term Loan B-2	4.25%	07/08/2020		17,961	17,917,569
Incremental Term Loan B-4	5.00%	08/04/2022		35	34,797
Second Lien Term Loan	8.50%	03/03/2021		13,942	13,926,785
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/2020		3,251	3,239,279
Second Lien Term Loan	7.50%	12/17/2021		1,110	1,098,406
Caraustar Industries, Inc.,
Incremental Term Loan	8.00%	05/01/2019		251	253,649
Term Loan	8.00%	05/01/2019		2,729	2,750,706
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/2022		4,379	3,108,745
Term Loan B	4.50%	04/09/2021		7,243	6,446,545
Connolly, LLC,
First Lien Term Loan	4.50%	05/14/2021		3,250	3,264,219
Second Lien Term Loan	8.00%	05/14/2022		372	372,010
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/2019		4,543	3,128,880
Second Lien Term Loan	8.75%	12/21/2020		576	260,835
Dream Secured Bondco AB (Sweden), Term Loan B-1A	4.50%	10/21/2022	EUR	892	1,006,433
Equinix, Inc., Term Loan B	4.00%	01/08/2023		708	712,758
First Data Corp.,
Term Loan	4.52%	03/24/2021		29,903	30,091,871
Term Loan	4.27%	07/10/2022		8,431	8,469,357
Genesys Telecom Holdings, U.S., Inc.,
Term Loan	4.00%	02/08/2020		6,365	6,354,809
Term Loan 2	4.50%	11/13/2020		4,994	4,993,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Business Equipment & Services–(continued)
Global Payments Inc., Term Loan B	4.02%	04/22/2023		$2,050	$2,069,907
Hillman Group Inc. (The), Term Loan	4.50%	06/30/2021		3,211	3,214,665
Inmar, Inc., Second Lien Term Loan	8.00%	01/27/2022		40	37,341
KAR Auction Services, Inc., Term Loan B-3	4.25%	03/09/2023		8,227	8,345,069
Karman Buyer Corp.,
Second Lien Term Loan	7.50%	07/25/2022		3,750	3,581,512
Term Loan	4.25%	07/25/2021		10,430	10,368,535
Kronos Inc., Second Lien Term Loan	9.75%	04/30/2020		1,710	1,750,232
Lonestar Intermediate Super Holdings, LLC, Term Loan(c)	—	08/31/2021		5,676	5,664,660
Peak 10, Inc., Second Lien Term Loan	8.25%	06/17/2022		788	723,307
Prime Security Services Borrower, LLC, First Lien Term Loan B	4.75%	07/01/2021		6,000	6,067,500
Sensus USA, Inc., First Lien Term Loan	6.50%	04/05/2023		4,760	4,781,968
SolarWinds Holdings, Inc., Term Loan	5.50%	02/03/2023		8,425	8,475,060
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/2019		11,361	11,274,302
TaxAct, Inc., Term Loan	7.00%	12/31/2022		2,551	2,576,100
TNS Inc., Second Lien Term Loan	9.00%	08/14/2020		231	229,477
Trans Union LLC, Term Loan B-2	3.50%	04/09/2021		6,023	6,051,474
U.S. Security Associates Holdings, Inc., Term Loan	6.00%	07/14/2023		2,190	2,195,785
Ventia Deco LLC, Term Loan B	5.00%	05/21/2022		1,826	1,837,856
Wash MultiFamily Laundry Systems, LLC,
First Lien Term Loan	4.25%	05/13/2022		502	500,988
First Lien Term Loan	4.25%	05/13/2022		2,864	2,860,669
Second Lien Term Loan (Acquired 05/04/2015; Cost $221,017)	8.00%	05/12/2023		222	220,212
Second Lien Term Loan (Acquired 05/04/2015; Cost $38,709)	8.00%	05/14/2023		39	38,569
WEX Inc., Term Loan B	4.25%	07/01/2023		6,985	7,054,327
					209,939,139

Cable & Satellite Television–4.50%
Cequel Communications, LLC, Term Loan	4.25%	12/14/2022		1,750	1,760,570
Charter Communications Operating, LLC, Term Loan I	3.50%	01/24/2023		15,549	15,651,505
CSC Holdings, LLC, Term Loan	5.00%	10/09/2022		15,651	15,809,287
ION Media Networks, Inc., Term Loan B-1	4.75%	12/18/2020		306	307,185
MCC Iowa LLC, Term Loan H	3.25%	01/29/2021		3,211	3,216,660
Mediacom Illinois, LLC, Term Loan G	3.50%	06/30/2021		175	175,380
Numericable-SFR S.A. (France), Term Loan B-6	4.75%	02/10/2023		12,309	12,365,409
Quebecor Media Inc. (Canada), Term Loan B-1	3.32%	08/17/2020		3,439	3,429,774
Telenet Financing USD LLC, Term Loan AD	4.25%	06/30/2024		3,022	3,036,130
UPC Financing Partnership, Term Loan AN(c)	—	08/23/2024		18,290	18,255,240
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan F	3.65%	06/30/2023		6,318	6,328,191
WaveDivision Holdings, LLC, Term Loan	4.00%	10/14/2019		587	588,367
WideOpenWest Finance LLC, Term Loan B(c)	—	08/19/2023		5,207	5,189,895
Ziggo B.V.(Netherlands),
Term Loan B-1	3.65%	01/15/2022		5,435	5,419,368
Term Loan B-2	3.66%	01/15/2022		3,502	3,492,343
Term Loan B-3	3.70%	01/15/2022		5,760	5,743,657
Term Loan C(c)	—	08/31/2024	EUR	3,774	4,203,058
					104,972,019

Chemicals & Plastics–2.19%
Allnex & Cy S.C.A.,
Term Loan B-1	4.50%	10/03/2019		560	560,657
Term Loan B-2	4.50%	10/03/2019		291	290,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Chemicals & Plastics–(continued)
Axalta Coating Systems Dutch Holding B B.V., Term Loan B	3.75%	02/01/2020	$2,000	$2,012,500
Chemours Co. (The), Term Loan B	3.75%	05/12/2022	769	760,030
Chromaflo Technologies Corp.,
First Lien Term Loan B	4.50%	12/02/2019	230	230,317
Second Lien Term Loan	8.25%	06/02/2020	815	749,857
Colouroz Investment LLC (Germany),
First Lien Term Loan B-2	4.50%	09/07/2021	2,905	2,892,294
Second Lien Term Loan B-2	8.25%	09/05/2022	4,949	4,693,243
Term Loan C	4.50%	09/07/2021	480	478,130
Gemini HDPE LLC, Term Loan	4.75%	08/06/2021	3,421	3,427,392
HII Holding Corp., First Lien Term Loan (Acquired 08/07/2013; Cost $2,005,147)	4.25%	12/20/2019	2,000	1,997,451
Huntsman International, LLC, Incremental Term Loan	3.75%	10/01/2021	2,256	2,268,560
Ineos Holdings Ltd.,
Term Loan	3.75%	05/04/2018	9,422	9,435,131
Term Loan 1	3.10%	12/31/2016	954	953,318
MacDermid, Inc.,
First Lien Term Loan	5.50%	06/07/2020	1,396	1,397,559
Term Loan B-3	5.50%	06/07/2020	9	9,451
Otter Products, LLC, Term Loan B	5.75%	06/03/2020	5,813	5,173,751
Oxea Finance LLC, First Lien Term Loan B-2	4.25%	01/15/2020	6,940	6,647,481
ProAmpac Intermediate Inc., Second Lien Term Loan (Acquired 08/06/2015; Cost $120,122)	9.25%	08/18/2023	122	120,514
Royal Holdings, Inc.,
Second Lien Term Loan	8.50%	06/19/2023	660	652,170
Term Loan	4.50%	06/17/2022	750	753,401
Styrolution US Holding LLC, First Lien Term Loan B-1	6.50%	11/07/2019	4,309	4,325,589
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/2020	1,278	1,279,201
				51,108,905

Clothing & Textiles–0.78%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan	5.50%	05/27/2021	2,254	2,246,070
Second Lien Term Loan	9.50%	05/27/2022	2,712	2,664,069
Ascena Retail Group, Inc., Term Loan B	5.25%	08/21/2022	7,161	6,984,549
Samsonite IP Holdings, S.a.r.l. (Luxembourg), Term Loan B	4.00%	05/13/2023	1,757	1,778,745
Varsity Brands Holding Co., Inc., Term Loan	5.00%	12/10/2021	4,500	4,523,918
				18,197,351

Conglomerates–0.21%
Epiq Systems, Inc., Term Loan	4.50%	08/27/2020	3,939	3,932,586
Penn Engineering & Manufacturing Corp., Incremental Term Loan B	4.00%	08/29/2021	963	965,361
Spectrum Brands, Inc., Term Loan	3.51%	06/23/2022	26	26,044
				4,923,991

Containers & Glass Products–1.45%
Berlin Packaging, LLC,
Second Lien Term Loan	7.75%	09/30/2022	760	761,433
Term Loan	4.50%	10/01/2021	5,516	5,529,581
Berry Plastics Group, Inc., Term Loan G	3.50%	01/06/2021	1,916	1,915,097
BWAY Holding Co., Term Loan	5.50%	08/14/2020	208	208,734
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/2019	371	368,463
Duran Group (Germany), Term Loan C (Acquired 07/15/2015; Cost $2,463,648)	8.25%	11/28/2019	2,464	2,451,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Containers & Glass Products–(continued)
Hoffmaster Group, Inc.,
First Lien Term Loan	5.25%	05/09/2020		$4,306	$4,308,293
Second Lien Term Loan (Acquired 05/13/14; Cost $778,245)	10.00%	05/09/2021		786	750,784
LA Holding B.V.,(Netherlands)
Term Loan B-1A (Acquired 12/16/2015; Cost $675,127)	6.50%	06/18/2018	EUR	618	686,002
Term Loan B-1B (Acquired 12/16/2015; Cost $726,502)	6.50%	06/18/2018	EUR	665	738,205
Term Loan B-1C (Acquired 12/16/2015; Cost $236,788)	6.50%	06/18/2018	EUR	217	240,603
Ranpak Corp.,
Second Lien Term Loan (Acquired 09/24/2014; Cost $413,222)	8.25%	10/03/2022		415	382,653
Term Loan B-1	4.25%	10/01/2021		573	567,321
Reynolds Group Holdings Inc., Term Loan	4.25%	02/05/2023		13,829	13,867,532
Tekni-Plex, Inc., Second Lien Term Loan	8.75%	06/01/2023		1,122	1,077,020
					33,853,051

Cosmetics & Toiletries–0.77%
Coty Inc., Term Loan B	3.75%	10/27/2022		4,723	4,756,277
Galleria Co., Term Loan B	3.75%	01/26/2023		6,278	6,314,067
Revlon Consumer Products Corp., Term Loan B(c)	—	09/07/2023		6,949	6,951,137
					18,021,481

Drugs–1.38%
BPA Laboratories,
First Lien Term Loan	3.25%	07/03/2017		1,202	915,653
Second Lien Term Loan	3.25%	07/03/2017		1,045	601,037
Catalent Pharma Solutions, Inc., Term Loan	4.25%	05/20/2021		7,801	7,857,929
Endo Pharmaceuticals Holding Inc., Incremental Term Loan B	3.75%	09/25/2022		1,622	1,616,106
Grifols Worldwide Operations USA, Inc., Term Loan B	3.44%	02/27/2021		10,726	10,818,288
Valeant Pharmaceuticals International, Inc.(Canada),
Series C-2, Term Loan B	5.25%	12/11/2019		6,414	6,432,376
Series E, Term Loan B	5.25%	08/05/2020		3,799	3,799,694
					32,041,083

Ecological Services & Equipment–0.78%
ADS Waste Holdings, Inc., Term Loan B-2	3.75%	10/09/2019		9,108	9,111,886
Waste Industries USA, Inc., Term Loan B	3.50%	02/27/2020		7,023	7,052,550
WCA Waste Corp., Term Loan(c)	—	08/11/2023		2,065	2,070,595
					18,235,031

Electronics & Electrical–10.93%
4L Technologies Inc., Term Loan	5.50%	05/08/2020		11,594	10,406,012
Avago Technologies Cayman Finance Ltd. (Luxembourg), Term Loan B-3	3.51%	02/01/2023		26,425	26,692,910
AVG Technologies N.V. (Netherlands), Term Loan	5.75%	10/15/2020		1,740	1,744,379
Blackboard Inc., Term Loan B-3	4.75%	10/04/2018		5,397	5,339,958
Cavium, Inc., Term Loan B	3.75%	08/16/2022		2,391	2,401,189
CommScope, Inc., Term Loan 5	3.75%	12/29/2022		4,508	4,535,091
Compuware Corp.,
Term Loan B-1	6.25%	12/15/2019		3,061	3,064,533
Term Loan B-2	6.25%	12/15/2021		959	937,136
Dell International LLC,
Term Loan A-2(c)	—	09/07/2021		7,369	7,150,581
Term Loan B(c)	—	09/07/2023		20,210	20,343,762
Term Loan B-2	4.00%	04/29/2020		6,984	7,012,760
Deltek, Inc., Term Loan	5.00%	06/25/2022		6,713	6,753,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Electronics & Electrical–(continued)
Diamond US Holding LLC, Term Loan	4.75%	12/17/2021		$2,446	$2,414,444
Diebold, Inc., Term Loan B	5.25%	11/06/2023		5,318	5,352,170
Hyland Software, Inc.,
First Lien Term Loan	4.75%	07/01/2022		1,025	1,029,343
Second Lien Term Loan	8.25%	07/03/2023		550	553,549
Lattice Semiconductor Corp., Term Loan	5.25%	03/10/2021		2,806	2,774,307
Lully Finance LLC,
First Lien Term Loan B-1	5.00%	10/16/2022		1,496	1,499,989
Second Lien Term Loan B-1	9.50%	10/16/2023		1,281	1,268,185
MA Finance Co., LLC,
Term Loan B-2(c)	—	11/19/2021		997	1,001,497
Term Loan C	4.50%	11/20/2019		6,673	6,697,387
MACOM Technology Solutions Holdings, Inc., Term Loan(c)	—	05/07/2021		1,527	1,538,252
Mediaocean LLC, Term Loan	5.75%	08/15/2022		2,368	2,357,945
Micron Technology, Inc., Term Loan	6.64%	04/26/2022		3,215	3,254,525
Microsemi Corp., Term Loan B	3.75%	01/15/2023		4,432	4,468,260
Mirion Technologies, Inc., Term Loan	5.75%	03/31/2022		1,821	1,824,830
MKS Instruments, Inc., Term Loan B-1	4.25%	05/01/2023		3,862	3,903,977
MSC Software Corp.,
First Lien Term Loan	5.00%	05/29/2020		314	312,506
Second Lien Term Loan	8.50%	06/01/2021		803	778,538
MTS Systems, Term Loan B	5.00%	07/05/2023		1,987	2,009,093
Natel Engineering Co., Inc., Term Loan	6.75%	04/10/2020		2,337	2,334,530
Neustar, Inc., Incremental Term Loan	4.52%	01/22/2018		5,030	5,023,755
Oberthur Technologies of America Corp., Term Loan B-2	4.50%	10/18/2019		1,847	1,845,864
Omnitracs, Inc., Term Loan	4.75%	11/25/2020		5,500	5,445,000
ON Semiconductor Corp., Term Loan	5.25%	03/31/2023		13,344	13,536,312
RP Crown Parent, LLC,
First Lien Term Loan	6.00%	12/21/2018		12,604	12,614,158
Second Lien Term Loan	11.25%	12/21/2019		602	606,482
Sophia, L.P., Term Loan	4.75%	09/30/2022		3,095	3,102,712
SS&C Technologies Inc.,
Term Loan B-1	4.00%	07/08/2022		3,690	3,720,510
Term Loan B-2	4.00%	07/08/2022		470	473,986
Sybil Software LLC
Term Loan(c)	—	08/03/2022		9,265	9,296,727
Term Loan	4.25%	03/20/2020		1,063	1,067,478
TTM Technologies, Inc., Term Loan B	6.00%	05/31/2021		7,871	7,900,510
Veritas US Inc.,
Term Loan B-1	6.63%	01/27/2023		15,060	13,905,517
Term Loan B-1	6.63%	01/27/2023	EUR	5,886	6,179,537
VF Holding Corp., Term Loan	4.75%	06/30/2023		2,521	2,531,525
Western Digital Corp., Term Loan B-1	4.50%	04/29/2023		16,301	16,421,497
Zebra Technologies Corp., Term Loan	4.00%	10/27/2021		9,275	9,378,953
					254,805,441

Equipment Leasing–0.12%
Flying Fortress Inc., Term Loan	3.50%	04/30/2020		104	104,754
IBC Capital US LLC, Term Loan	4.75%	09/09/2021		2,724	2,635,022
					2,739,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Financial Intermediaries–0.93%
Bankruptcy Management Solutions, Inc., Term Loan B	7.00%	06/27/2018		$22	$19,521
Black Knight InfoServ, LLC, Term Loan B	3.75%	05/27/2022		449	452,355
iPayment Inc., Term Loan	6.75%	05/08/2017		6,021	5,794,914
LPL Holdings, Inc., Term Loan B	4.75%	11/20/2022		17	16,661
MoneyGram International, Inc., Term Loan	4.25%	03/27/2020		9,393	8,908,399
RJO Holdings Corp., Term Loan	7.28%	12/10/2017		1,589	1,323,222
RPI Finance Trust, Term Loan B-4	3.50%	11/09/2020		1,938	1,951,379
Stiphout Finance LLC,
Second Lien Term Loan (Acquired 07/21/2015; Cost $116,500)	9.00%	10/26/2023		117	115,868
Term Loan	4.75%	10/26/2022		2,974	2,970,544
					21,552,863

Food & Drug Retailers–1.39%
Adria Group Holding B.V. (Netherlands), Term Loan	10.50%	06/04/2018	EUR	5,901	6,229,732
Albertsons, LLC,
Term Loan B-4	4.50%	08/25/2021		12,909	12,982,278
Term Loan B-5	4.75%	12/21/2022		1,688	1,700,258
Term Loan B-6	4.75%	06/22/2023		2,560	2,577,851
Pret A Manger (United Kingdom), Term Loan B	5.28%	07/31/2020	GBP	1,750	2,300,884
Rite Aid Corp.,
Second Lien Term Loan 1	5.75%	08/21/2020		2,637	2,649,367
Second Lien Term Loan 2	4.88%	06/21/2021		2,911	2,921,914
Supervalu Inc., Term Loan	5.50%	03/21/2019		1,047	1,049,453
					32,411,737

Food Products–3.21%
AdvancePierre Foods, Inc., Term Loan B	4.50%	06/02/2023		6,835	6,895,932
Candy Intermediate Holdings, Inc., Term Loan	5.50%	06/15/2023		4,038	4,040,647
Charger OpCo B.V., Term Loan B-1	4.25%	07/02/2022		8,836	8,913,520
Chef’s Warehouse Parent, LLC
Delayed Draw Term Loan(d)	0.00%	06/22/2022		210	205,521
Term Loan	5.75%	06/22/2022		1,772	1,736,869
Delayed Draw Term Loan	5.75%	06/22/2022		81	79,725
CSM Bakery Supplies LLC,
First Lien Term Loan	5.00%	07/03/2020		15	14,609
Second Lien Term Loan	8.75%	07/03/2021		2,515	2,295,388
Dole Food Co., Inc., Term Loan B	4.50%	11/01/2018		8,417	8,458,688
Hearthside Group Holdings, LLC,
Revolver Loan(d)	0.00%	06/02/2019		1,026	1,020,559
Revolver Loan	3.74%	06/02/2019		1,675	1,665,122
Term Loan	4.50%	06/02/2021		397	397,924
Hostess Brands, LLC, Second Lien Term Loan B	8.50%	08/03/2023		28	27,706
JBS USA, LLC,
Incremental Term Loan	4.00%	10/30/2022		7,443	7,448,135
Term Loan	3.75%	05/25/2018		6,906	6,916,515
Keurig Green Mountain, Inc., Term Loan B	5.25%	03/03/2023		19,084	19,305,456
Post Holdings, Inc., Revolver Loan(d)	0.00%	01/29/2019		3,566	3,563,859
QCE LLC, PIK Term Loan(f)	10.00%	06/30/2019		6	674
Shearer’s Foods, LLC,
First Lien Term Loan	4.94%	06/30/2021		504	503,544
Incremental Term Loan	5.25%	06/30/2021		986	985,826
Second Lien Term Loan	7.75%	06/30/2022		457	415,621
					74,891,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Food Service–1.57%
New Red Finance, Inc., Term Loan B-2	3.75%	12/10/2021		$1,133	$1,138,811
Pizza Hut Holdings, LLC, Term Loan B	3.26%	06/16/2023		2,218	2,235,469
Portillo’s Holdings, LLC, Second Lien Term Loan	8.00%	08/01/2022		841	840,596
Red Lobster Management, LLC, Term Loan	6.25%	07/28/2021		3,500	3,519,688
Restaurant Holding Co., LLC, First Lien Term Loan (Acquired 02/28/2014; Cost $1,704,450)	8.75%	02/28/2019		1,739	1,634,825
Steak’n Shake Operations, Inc., Term Loan	4.75%	03/19/2021		2,597	2,571,127
TMK Hawk Parent, Corp.,
First Lien Term Loan	5.25%	10/01/2021		2,326	2,333,148
Second Lien Term Loan	8.50%	10/01/2022		1,083	1,083,245
US Foods, Inc., Second Lien Incremental Term Loan	4.00%	06/27/2023		21,080	21,213,564
					36,570,473

Health Care–4.33%
Acadia Healthcare Co., Inc.,
Incremental Term Loan B	3.75%	02/11/2022		990	992,504
Term Loan B-2	4.50%	02/16/2023		3,232	3,254,449
BSN Medical Luxembourg Holding S.a.r.l. (Luxembourg), Second Lien Term Loan(c)	—	07/23/2024	EUR	2,000	2,230,900
CareCore National, LLC, Term Loan	5.50%	03/05/2021		8,662	8,488,710
Community Health Systems, Inc.,
Incremental Term Loan F	4.08%	12/31/2018		3,435	3,392,989
Incremental Term Loan G	3.75%	12/31/2019		4,811	4,638,477
Revolver Loan(d)	0.00%	12/31/2018		1,974	1,910,448
DJO Finance LLC, Term Loan	4.25%	06/07/2020		4,562	4,413,901
Explorer Holdings, Inc., Term Loan	6.00%	05/02/2023		1,266	1,274,273
Greatbatch Ltd., Term Loan B	5.25%	10/27/2022		6,436	6,393,948
HC Group Holdings III, Inc., Term Loan	6.00%	04/07/2022		5,043	5,065,331
HCA, Inc.,
Term Loan B-6	3.77%	03/18/2023		8,089	8,195,918
Term Loan B-7	3.57%	02/15/2024		3,742	3,782,528
Hill-Rom Holdings, Inc., Term Loan B	3.50%	09/08/2022		2,904	2,926,957
Kindred Healthcare, Inc., Term Loan	4.25%	04/09/2021		1,146	1,138,189
Kinetic Concepts, Inc., Term Loan F-1	5.00%	11/04/2020		9,249	9,301,058
MPH Acquisition Holdings LLC, Term Loan B	5.00%	06/07/2023		17,098	17,308,364
National Surgical Hospitals, Inc., Term Loan	4.50%	06/01/2022		1,765	1,743,721
New Millennium HoldCo, Inc., Term Loan	7.50%	12/21/2020		7,967	3,898,776
Ortho-Clinical Diagnostics, Inc., Term Loan	4.75%	06/30/2021		958	937,569
Phillips-Medisize Corp., Second Lien Term Loan	8.25%	06/16/2022		788	789,602
Surgical Care Affiliates, LLC, Term Loan	4.25%	03/17/2022		5,144	5,177,359
Western Dental Services, Inc., Term Loan	7.50%	11/01/2018		3,709	3,690,163
					100,946,134

Home Furnishings–0.39%
Mattress Holding Corp.,
Incremental Term Loan	6.25%	10/20/2021		6,829	6,836,862
Term Loan	6.25%	10/20/2021		2,155	2,157,203
					8,994,065

Industrial Equipment–1.77%
Accudyne Industries LLC,
Extended Revolver Loan(d)	0.00%	09/13/2019		4,465	3,819,248
Term Loan	4.00%	12/13/2019		6,156	5,517,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Industrial Equipment–(continued)
Crosby US Acquisition Corp.,
First Lien Term Loan	4.00%	11/23/2020		$7,141	$5,886,853
Second Lien Term Loan	7.00%	11/22/2021		1,620	1,094,492
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/2021		5,004	5,038,389
Filtration Group Corp., Second Lien Term Loan	8.25%	11/22/2021		446	441,684
Generac Power System, Inc., Term Loan B	3.50%	05/31/2020		1,500	1,501,875
Milacron LLC, Term Loan	4.25%	09/28/2020		3,500	3,517,518
MX Holdings US, Inc., Term Loan B-1A(c)	—	08/14/2020		2,500	2,518,750
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/2020		3,487	2,711,172
Rexnord LLC/ RBS Global, Inc., Term Loan B	4.00%	08/21/2020		6,529	6,540,557
Tank Holding Corp., Term Loan	5.25%	03/16/2022		1,210	1,159,123
Terex Corp., Term Loan	3.50%	08/13/2021		230	228,539
Virtuoso US LLC, Term Loan	4.25%	02/11/2021		1,328	1,333,470
					41,309,126

Insurance–0.00%
York Risk Services Holding Corp., Term Loan	4.75%	10/01/2021		93	83,578

Leisure Goods, Activities & Movies–2.62%
Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan	7.75%	07/29/2022		7,388	7,333,759
Term Loan B-3	4.75%	07/30/2021		13,774	13,727,238
AMC Entertainment, Inc., Term Loan	4.00%	12/15/2022		2,656	2,676,417
Bright Horizons Family Solutions, Inc., Term Loan B-1	4.25%	01/30/2020		466	467,833
Cinemark USA, Inc., Term Loan	3.32%	05/06/2022		1,736	1,754,248
CWGS Group, LLC, Term Loan	5.75%	02/20/2020		6,545	6,551,599
Equinox Holdings Inc., Revolver Loan (Acquired 04/14/2014-11/05/2014; Cost $1,852,516)(d)	0.00%	02/01/2018		1,866	1,679,639
Fitness International, LLC, Term Loan B	5.50%	07/01/2020		5,666	5,661,445
Life Time Fitness, Inc., Term Loan	4.25%	06/10/2022		331	331,893
Regal Cinemas Corp., Term Loan	3.50%	04/01/2022		2,523	2,537,435
Seaworld Parks & Entertainment, Inc., Term Loan B-2	3.00%	05/14/2020		5,941	5,800,368
Six Flags Theme Parks, Inc., Term Loan B	3.25%	06/30/2022		1,129	1,136,766
William Morris Endeavor Entertainment, LLC, First Lien Term Loan	5.25%	05/06/2021		2,101	2,108,778
UFC Holdings, LLC,
First Lien Term Loan	5.00%	08/18/2023		6,904	6,934,879
Second Lien Term Loan	8.50%	08/18/2024		2,441	2,467,980
					61,170,277

Lodging & Casinos–4.12%
B&B Hotels S.A.S. (France), Term Loan B	6.00%	03/14/2023	EUR	2,500	2,790,717
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/2021		3,148	3,131,805
Boyd Gaming Corp., Term Loan B-2(c)	—	08/18/2023		2,487	2,501,152
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/2021		6,941	6,715,345
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/2018		7,241	7,247,886
ESH Hospitality, Inc., Term Loan(c)	—	08/30/2023		5,683	5,707,100
Four Seasons Holdings Inc. (Canada),
First Lien Term Loan	3.75%	06/27/2020		4,179	4,195,079
Second Lien Term Loan	7.75%	12/27/2020		243	244,527
Harrah’s Operating Co., Inc., Term Loan B-6(g)	1.50%	03/01/2017		11,423	12,041,812
Hilton Worldwide Finance, LLC,
Term Loan	3.50%	10/26/2020		805	808,468
Term Loan B-2	3.10%	10/25/2023		8,247	8,299,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Lodging & Casinos–(continued)
La Quinta Intermediate Holdings LLC, Term Loan	3.75%	04/14/2021		$9,548	$9,464,160
MGM Growth Properties Operating Partnership L.P., Term Loan B	4.00%	04/25/2023		6,706	6,770,844
Scientific Games International, Inc.,
Revolver Loan(d)	0.00%	10/18/2018		3,714	3,296,260
Revolver Loan	3.52%	10/18/2018		861	764,350
Term Loan	6.00%	10/18/2020		12,053	12,075,813
Term Loan B-2	6.00%	10/01/2021		960	961,334
Station Casinos LLC, Term Loan B	3.75%	06/08/2023		2,332	2,338,702
Twin River Management Group, Inc., Term Loan	5.25%	07/10/2020		6,661	6,700,031
					96,054,748

Nonferrous Metals & Minerals–0.74%
American Rock Salt Co. LLC,
First Lien Term Loan	4.75%	05/20/2021		1,697	1,620,347
First Lien Term Loan	4.75%	05/20/2021		51	48,244
Arch Coal, Inc.,
DIP Delayed Draw Term Loan(d)(g)	0.00%	01/31/2017		3,466	3,465,558
Term Loan(g)	7.50%	05/16/2018		9,521	5,077,997
Dynacast International LLC,
First Lien Term Loan B-1	4.50%	01/28/2022		334	334,306
Second Lien Term Loan (Acquired 01/30/2015; Cost $24,949)	9.50%	01/30/2023		25	24,787
EP Minerals, LLC, Term Loan	5.50%	08/20/2020		1,151	1,147,918
Novelis Inc., Term Loan	4.00%	06/02/2022		5,546	5,566,398
					17,285,555

Oil & Gas–4.54%
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/2019		67	34,618
Ascent Resources—Marcellus, LLC, First Lien Term Loan	5.25%	08/04/2020		5,501	2,758,786
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/2020		5,448	4,930,871
California Resources Corp., Term Loan(c)	—	12/31/2021		2,139	2,246,278
CITGO Holding Inc., Term Loan	9.50%	05/12/2018		8,851	8,933,902
CJ Holding Co.,
DIP Delayed Draw Term Loan(d)(g)	0.00%	03/31/2017		263	262,982
DIP Delayed Draw Term Loan(g)	10.00%	03/31/2017		86	87,661
Term Loan B-2(e)(g)	0.00%	03/24/2022		1,627	1,223,998
Crestwood Holdings LLC, Term Loan B-1	9.00%	06/19/2019		4,788	4,386,917
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/2021		16,699	7,765,161
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/2021		7,907	5,403,354
EFR Benelux B.V. (Netherlands), Second Lien Term Loan	8.50%	08/28/2019	EUR	500	556,052
Fieldwood Energy LLC,
Term Loan	3.88%	09/28/2018		4,479	3,855,839
Term Loan	8.00%	08/31/2020		4,305	3,610,808
Floatel International Ltd., Term Loan	6.00%	06/27/2020		7,543	4,808,552
Gulf Finance, LLC, Term Loan B	6.25%	08/25/2023		6,180	6,017,480
HGIM Corp., Term Loan B	5.50%	06/18/2020		8,548	5,043,478
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/2021		3,567	3,139,133
NGPL PipeCo LLC, Term Loan	6.75%	09/15/2017		268	267,822
Osum Productions Corp. (Canada), Term Loan (Acquired 08/04/2014-08/03/2016; Cost $3,449,622)	6.50%	07/31/2020		3,686	2,285,060
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/03/2018		2,506	689,151
Paragon Offshore Finance Co. (Cayman Islands), Term Loan(g)	5.25%	07/16/2021		2,525	589,279
Petroleum GEO-Services ASA, Term Loan	3.25%	03/19/2021		8,287	5,444,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Oil & Gas–(continued)
Samchully Midstream 3 LLC, Term Loan (Acquired 10/15/2014-08/09/2016; Cost $3,130,740)	5.75%	10/20/2021		$3,225	$2,934,638
Samson Investment Co., Second Lien Term Loan 1(e)(g)	0.00%	09/25/2018		10,513	2,565,138
Seadrill Operating L.P., Term Loan	4.00%	02/21/2021		21,961	10,651,173
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/2020		2,410	2,117,431
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/2021		1,864	1,525,479
Targa Resources Corp., Term Loan	5.75%	02/25/2022		970	972,650
Veresen Midstream US LLC, Term Loan B-1	5.25%	03/31/2022		5,319	5,278,696
Weatherford International Ltd. (Bermuda), Term Loan(c)	—	07/13/2020		5,759	5,471,245
					105,858,154

Publishing–1.37%
Getty Images, Inc.,
Revolver Loan(d)	0.00%	10/18/2017		6,893	6,445,224
Term Loan	4.75%	10/18/2019		3,975	3,388,416
Merrill Communications LLC, Term Loan	6.25%	06/01/2022		6,361	5,868,091
Multi Packaging Solutions, Inc., Term Loan(c)	—	09/30/2020		2,000	2,003,750
ProQuest LLC, Term Loan	5.75%	10/24/2021		3,177	3,157,466
Tribune Media Co., Term Loan B	3.75%	12/28/2020		11,109	11,165,015
					32,027,962

Radio & Television–2.14%
Block Communications, Inc., Term Loan B	4.00%	11/07/2021		1,149	1,153,730
E.W. Scripps Co., Term Loan(c)	—	11/26/2020		3,225	3,238,844
iHeartCommunications, Inc.,
Term Loan D	7.27%	01/30/2019		11,167	8,615,356
Term Loan E	8.02%	07/31/2019		34,069	26,211,469
Media General Inc., Term Loan B	4.00%	07/31/2020		3,355	3,360,455
Sinclair Television Group Inc., Incremental Term Loan B-1	3.50%	07/30/2021		7,304	7,345,258
					49,925,112

Retailers (except Food & Drug)–3.62%
Cortefiel, S.A.,(Spain)
PIK Term Loan B-1(f)	1.00%	03/20/2017	EUR	2,775	2,022,570
PIK Term Loan B-2(f)	1.00%	03/21/2018	EUR	423	308,331
PIK Term Loan B-3(f)	1.00%	03/21/2018	EUR	196	143,132
PIK Term Loan B-3(f)	1.00%	03/21/2018	EUR	529	385,175
David’s Bridal, Inc., Term Loan	5.00%	10/11/2019		2,374	2,235,535
Dollar Tree, Inc., Term Loan B-1	3.50%	07/06/2022		4,982	5,003,143
Fullbeauty Brands Holdings Corp., Term Loan	5.75%	10/14/2022		5,556	5,232,029
Harbor Freight Tools USA, Inc., Term Loan	4.00%	08/19/2023		572	574,254
J. Crew Group, Inc., Term Loan	4.00%	03/05/2021		797	634,244
Jill Holdings LLC, Term Loan	6.00%	05/08/2022		1,423	1,401,755
Kirk Beauty One GmbH (Germany),
Term Loan B-10	4.75%	08/22/2022	EUR	221	249,122
Term Loan B-11	4.75%	08/13/2022	EUR	146	165,395
Term Loan B-12	4.75%	08/13/2022	EUR	33	36,754
Term Loan B-13	4.75%	08/13/2022	EUR	168	189,730
Term Loan B-14	4.75%	08/13/2022	EUR	93	105,030
Term Loan B-8	4.75%	08/13/2022	EUR	980	1,107,532
Term Loan B-9	4.75%	08/13/2022	EUR	129	145,304
Lands’ End, Inc., Term Loan B	4.25%	04/02/2021		5,313	4,305,937
National Vision, Inc., Second Lien Term Loan	6.75%	03/13/2022		145	135,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Retailers (except Food & Drug)–(continued)
Nine West Holdings, Inc., Term Loan	4.75%	10/08/2019		$4,246	$2,165,603
Payless, Inc.,
Second Lien Term Loan	8.50%	03/11/2022		2,178	362,032
Term Loan	5.00%	03/11/2021		7,406	3,789,335
Petco Animal Supplies, Inc.,
Term Loan B-1	5.00%	01/26/2023		3,200	3,231,549
Term Loan B-2	5.00%	01/26/2023		2,172	2,191,418
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/2021		1,528	1,394,702
Pilot Travel Centers LLC, Term Loan B	3.27%	05/25/2023		846	851,248
Savers Inc., Term Loan	5.00%	07/09/2019		4,218	3,695,290
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/2018		24,485	23,826,872
Toys ‘R’ Us Property Co. I, LLC, Term Loan	6.00%	08/21/2019		12,977	12,425,844
Toys ‘R’ Us-Delaware, Inc.,
Term Loan A-1	8.25%	10/24/2019		1,745	1,718,671
Term Loan A-1	8.25%	10/24/2019		2,164	2,131,152
Term Loan B-2	5.25%	05/25/2018		92	86,990
Term Loan B-3	5.25%	05/25/2018		26	25,056
Vivarte (France), Term Loan	4.00%	10/29/2019	EUR	1,000	961,378
Wilton Brands LLC, Term Loan B	8.50%	08/30/2018		1,446	1,210,614
					84,448,230

Steel–0.32%
Fortescue Metals Group Ltd., Term Loan	3.75%	06/30/2019		7,407	7,378,119
Magnetation, LLC, DIP Term Loan (Acquired 08/15/2016; Cost $5,898)(c)	—	06/30/2019		590	5,898
					7,384,017

Surface Transport–0.82%
Avis Budget Car Rental, LLC, Term Loan B	3.25%	03/15/2022		2,155	2,166,341
Hertz Corp. (The), Term Loan B-1	3.50%	06/30/2023		2,882	2,905,180
Kenan Advantage Group, Inc.,
Canadian Term Loan	4.00%	07/29/2022		245	243,364
Delayed Draw Term Loan(d)	0.00%	01/31/2017		92	91,173
Term Loan	4.00%	07/31/2022		763	756,744
PODS Holding, LLC, First Lien Term Loan	4.50%	02/02/2022		4,258	4,272,939
Stena International S.A. (Luxembourg), Term Loan	4.00%	03/03/2021		4,592	3,947,177
U.S. Shipping Corp., Term Loan B-2	5.25%	06/26/2021		3,636	3,599,723
XPO Logistics, Inc., Term Loan B-2(c)	—	10/30/2021		1,031	1,038,023
					19,020,664

Telecommunications–5.98%
Communications Sales & Leasing, Inc., Term Loan	5.00%	10/24/2022		10,809	10,833,286
Consolidated Communications, Inc., Term Loan	4.25%	12/23/2020		6,732	6,765,500
Coral-US Co-Borrower, LLC,
Term Loan B-1	5.50%	01/03/2023		396	399,000
Term Loan B-2	5.83%	01/03/2023		324	326,460
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/2019		6,305	6,323,951
Frontier Communications Corp., Term Loan	3.03%	03/31/2021		5,645	5,473,304
GTT Communications, Inc., Term Loan B	5.75%	10/22/2022		4,024	4,035,279
Intelsat Jackson Holdings S.A., Term Loan B-2	3.75%	06/30/2019		5,021	4,781,521
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/2020		18,826	18,953,451
Term Loan B-II	3.50%	05/31/2022		25,334	25,492,025
Term Loan B-III	4.00%	08/01/2019		428	431,153

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Telecommunications–(continued)
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/2021	$5,370	$5,227,153
SBA Senior Finance II LLC,
Incremental Term Loan B-1A	3.25%	03/24/2021	1,225	1,225,382
Incremental Term Loan B-2	3.25%	06/10/2022	464	463,846
Syniverse Holdings, Inc.,
Term Loan	4.00%	04/23/2019	6,293	5,612,660
Term Loan	4.00%	04/23/2019	6,375	5,694,684
T-Mobile USA, Inc., Term Loan	3.50%	11/09/2022	3,703	3,733,389
Telesat LLC, Term Loan B-2	3.50%	03/28/2019	1,240	1,241,760
U.S. Telepacific Corp., Term Loan	6.00%	11/25/2020	7,115	6,972,663
Windstream Corp., Term Loan B-6	5.75%	03/29/2021	8,189	8,263,105
Zayo Group, LLC, Term Loan	3.75%	05/06/2021	17,154	17,201,453
				139,451,025

Utilities–4.36%
APLP Holdings L.P. (Canada), Term Loan	6.00%	04/13/2023	6,234	6,281,879
Aria Energy Operating LLC, Term Loan	5.50%	05/27/2022	1,465	1,421,410
Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/2022	12,142	12,035,264
Calpine Corp.,
Term Loan B-5	3.50%	05/27/2022	4,893	4,903,776
Term Loan B-6	4.00%	01/15/2023	8,486	8,543,866
Term Loan B-7	3.64%	05/31/2023	3,406	3,424,656
Dayton Power & Light Co. (The), Term Loan	4.00%	08/24/2022	570	575,069
Dynegy Inc.,
Incremental Term Loan C	5.00%	06/27/2023	3,480	3,489,264
Term Loan B-2	4.00%	04/23/2020	6,999	7,008,479
Energy Future Intermediate Holding Co. LLC, Term Loan	4.25%	12/19/2016	5,016	5,042,882
Granite Acquisition, Inc.,
First Lien Term Loan B	5.00%	12/17/2021	5,490	5,376,449
First Lien Term Loan C	5.00%	12/17/2021	243	238,070
Second Lien Term Loan B	8.25%	12/17/2022	1,098	1,037,985
Meter Reading Holding, LLC, Term Loan(c)	—	08/29/2023	4,077	4,066,802
NRG Energy, Inc., Term Loan	3.50%	06/30/2023	10,752	10,752,778
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/2021	1,790	1,740,846
Texas Competitive Electric Holdings Co., LLC,
DIP Term Loan B(g)	5.00%	10/31/2017	12,903	12,956,189
DIP Term Loan C(g)	5.00%	10/31/2017	2,943	2,954,920
Term Loan(g)	4.97%	10/10/2017	5,116	1,652,384
TPF II Power, LLC, Term Loan	5.00%	10/02/2021	5,368	5,403,174
USIC Holding, Inc., First Lien Term Loan	4.00%	07/10/2020	2,817	2,802,932
				101,709,074
Total Variable Rate Senior Loan Interests				1,932,919,684

Bonds & Notes–6.78%
Aerospace & Defense–0.25%
LMI Aerospace, Inc.	7.38%	07/15/2019	4,875	4,984,687
TransDigm Inc.(h)	6.38%	06/15/2026	863	888,890
				5,873,577

Air Transport–0.28%
Mesa Airlines, Inc.(h)	5.75%	07/15/2025	6,425	6,473,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Automotive–0.05%
Adient Global Holdings Ltd. (Jersey)(h)	3.50%	08/15/2024	EUR	966	$1,124,182

Building & Development–0.02%
Cemex, S.A.B. de C.V. (Spain)(h)	4.63%	06/15/2024	EUR	501	584,838

Business Equipment & Services–0.46%
AA BondCo PLC (United Kingdom)(h)	5.50%	07/31/2022	GBP	204	276,254
Dream Secured Bondco AB (Sweden)(h)(i)	6.95%	10/21/2023	EUR	2,775	3,232,066
Dream Secured Bondco AB (Sweden)(h)(i)	8.25%	10/21/2023	SEK	2,112	257,718
ICBPI (United Kingdom)(h)(i)	8.00%	05/30/2021	EUR	2,250	2,514,783
West Corp.(h)	4.75%	07/15/2021		$4,479	4,579,777
					10,860,598

Cable & Satellite Television–1.22%
Altice Financing S.A. (Luxembourg)(h)	6.63%	02/15/2023		851	890,359
Altice Financing S.A. (Luxembourg)(h)	7.50%	05/15/2026		11,707	12,292,350
Cequel Communications, LLC(h)	5.50%	05/15/2026		10,933	11,588,980
Numbericable-SFR S.A. (France)(h)	6.00%	05/15/2022		555	569,291
Numbericable-SFR S.A. (France)(h)	7.38%	05/01/2026		1,889	1,950,392
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/2022		138	146,531
Virgin Media Investment Holdings Ltd. (United Kingdom)(h)	5.50%	08/15/2026		1,027	1,070,648
					28,508,551

Chemicals & Plastics–0.19%
Chemours Co. (The)	6.63%	05/15/2023		1,010	979,700
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		3,966	3,455,378
					4,435,078

Clothing & Textiles–0.04%
SMCP S.A.S. (France)(h)(i)	6.00%	11/01/2022	EUR	828	939,756

Containers & Glass Products–0.46%
Ardagh Glass Finance PLC(h)(i)	4.07%	05/15/2021		1,653	1,690,192
Ardagh Glass Finance PLC(h)	4.63%	05/15/2023		1,643	1,684,075
Ardagh Glass Finance PLC(h)	6.75%	05/15/2024	EUR	1,157	1,403,501
Ardagh Glass Finance PLC(h)	7.00%	11/15/2020		151	152,547
Ardagh Glass Finance PLC(h)	8.38%	06/15/2019	EUR	193	227,467
Reynolds Group Holdings Inc.(h)(i)	4.13%	07/15/2021		1,868	1,900,690
Reynolds Group Holdings Inc.(h)	5.63%	12/15/2016		2,973	2,980,432
Reynolds Group Holdings Inc.	5.75%	10/15/2020		634	655,398
Reynolds Group Holdings Inc.	9.88%	08/15/2019		117	120,803
					10,815,105

Electronics & Electrical–0.65%
Blackboard Inc.(h)	7.75%	11/15/2019		4,194	3,973,815
Dell International LLC(h)	5.45%	06/15/2023		5,778	6,164,285
Micron Technology, Inc.(h)	7.50%	09/15/2023		3,757	4,179,662
Veritas US Inc.(h)	7.50%	02/01/2023	EUR	775	838,540
					15,156,302

Financial Intermediaries–0.65%
Arrow Global Finance (United Kingdom)(h)(i)	4.99%	11/01/2021	EUR	2,000	2,265,658
Cabot Financial S.A. (Luxembourg)(h)(i)	5.88%	11/15/2021	EUR	1,000	1,075,406
Cabot Financial S.A. (Luxembourg)(h)	6.50%	04/01/2021	GBP	3,000	3,811,416

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Financial Intermediaries–(continued)
Garfunkelux Holdco 3 S.A. (Luxembourg)(h)	7.50%	08/01/2022	EUR	3,220	$3,729,763
Garfunkelux Holdco 3 S.A. (Luxembourg)(h)	11.00%	11/01/2023	GBP	1,250	1,664,006
Lindorff Group AB (Norway)(h)(i)	5.50%	08/15/2020	EUR	1,554	1,742,510
Lindorff Group AB (Norway)(h)	9.50%	08/15/2022	EUR	753	889,448
					15,178,207

Health Care–0.65%
Care UK Health & Social Care PLC (United Kingdom)(h)(i)	5.53%	07/15/2019	GBP	2,954	3,432,953
DJO Finance LLC(h)	8.13%	06/15/2021		$3,565	3,155,025
DJO Finance LLC(h)	10.75%	04/15/2020		5,087	4,209,492
IDH Finance PLC (United Kingdom)(h)	6.25%	08/15/2022	GBP	1,500	1,968,050
IDH Finance PLC (United Kingdom)(h)(i)	6.50%	08/15/2022	GBP	1,500	1,959,875
Kinetic Concepts, Inc.(h)	7.88%	02/15/2021		335	362,638
					15,088,033

Insurance–0.14%
Domestic & General Group Ltd. (United Kingdom)(h)(i)	5.39%	11/15/2019	GBP	2,450	3,217,312

Lodging & Casinos–0.28%
ESH Hospitality, Inc.(h)	5.25%	05/01/2025		3,057	3,072,285
Schumann S.p.A (Italy)(h)(i)	6.63%	07/31/2022	EUR	766	856,678
Schumann S.p.A (Italy)(h)	7.00%	07/31/2023	EUR	183	210,757
Travelodge Hotels Ltd. (United Kingdom)(h)(i)	7.89%	05/15/2023	GBP	1,250	1,632,924
Travelodge Hotels Ltd. (United Kingdom)(h)	8.50%	05/15/2023	GBP	500	701,550
					6,474,194

Nonferrous Metals & Minerals–0.13%
TiZir Ltd. (United Kingdom)	7.89%	05/15/2023		3,600	2,970,000

Oil & Gas–0.21%
Drill Rigs Holdings Inc.(h)	6.50%	10/01/2017		7,256	2,385,410
FTS International, Inc.(h)(i)	8.15%	06/15/2020		2,012	1,639,780
Pacific Drilling S.A. (Luxembourg)(h)	5.38%	06/01/2020		2,798	811,420
					4,836,610

Radio & Television–0.21%
iHeartCommunications, Inc.(h)	8.75%	12/15/2020		4,561	4,857,465

Retailers (except Food & Drug)–0.26%
Claire’s Stores Inc.(h)	6.13%	03/15/2020		1,210	659,450
New Look PLC (United Kingdom)(h)	8.00%	07/01/2023	GBP	3,225	3,790,242
TWIN SET—Simona Barbieri S.p.A. (Italy)(h)(i)	5.58%	07/15/2019	EUR	1,500	1,619,048
					6,068,740

Steel–0.01%
FMG Resources Ltd.(h)	9.75%	03/01/2022		279	323,640

Telecommunications–0.58%
Cellnex Telecom SAU (Spain)(h)	2.38%	01/16/2024	EUR	500	576,744
Communications Sales & Leasing, Inc.(h)	6.00%	04/15/2023		1,200	1,263,000
Goodman Networks Inc.	12.13%	07/01/2018		7,708	3,815,460
Wind Telecomunicazioni S.p.A. (Italy)(h)	6.50%	04/30/2020		256	267,520
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.00%	04/23/2021	EUR	3,950	4,598,792
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.38%	04/23/2021		1,422	1,475,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Telecommunications–(continued)
Windstream Corp.	6.38%	08/01/2023	$17	$15,427
Windstream Corp.	7.50%	06/01/2022	1,484	1,437,625
				13,449,893

Utilities–0.04%
Calpine Corp.(h)	6.00%	01/15/2022	807	849,368
Calpine Corp.(h)	7.88%	01/15/2023	1	273
				849,641
Total Bonds & Notes				158,084,904

Structured Products–4.39%
Apidos Cinco CDO(h)(i)	5.07%	05/14/2020	345	345,361
Apidos CLO IX–R(h)(i)	6.78%	07/15/2023	1,517	1,517,515
Apidos CLO X(h)(i)	7.01%	10/30/2022	918	920,257
Apidos CLO X(h)(i)	7.01%	10/30/2022	2,190	2,195,385
Apidos CLO XI(h)(i)	5.93%	01/17/2023	1,181	1,104,769
Apidos CLO XV(h)(i)	5.45%	10/20/2025	6,500	5,885,692
Atrium X LLC(h)(i)	5.18%	07/16/2025	3,742	3,312,177
Babson CLO Ltd. 2013-II(h)(i)	5.18%	01/18/2025	6,540	5,903,571
Carlyle Global Market Strategies CLO 2012-2 Ltd.(h)(i)	6.80%	07/20/2023	3,541	3,548,737
Carlyle Global Market Strategies CLO 2012-3 Ltd.(h)(i)	6.17%	10/04/2024	3,188	3,142,691
Carlyle Global Market Strategies CLO 2013-1 Ltd.(h)(i)	6.32%	02/14/2025	3,200	3,135,296
Carlyle High Yield Partners, Ltd. 2007-10(h)(i)	3.89%	04/19/2022	2,000	1,903,128
Dryden Senior Loan Fund 2013-30(h)(i)	5.82%	11/15/2025	3,276	2,936,766
Dryden Senior Loan Fund 2014-34(h)(i)	5.48%	10/15/2026	1,000	875,238
Duane Street CLO 2007-4(h)(i)	5.07%	11/14/2021	2,428	2,307,470
Flagship CLO VI(h)(i)	5.41%	06/10/2021	987	946,790
Flagship CLO VI(h)(i)	5.41%	06/10/2021	3,254	3,122,196
Four Corners CLO II, Ltd.(h)(i)	2.57%	01/26/2020	310	304,312
Four Corners CLO II, Ltd.(h)(i)	2.57%	01/26/2020	103	101,110
Gallatin Funding CLO VII 2014-1 Ltd.(h)(i)	6.35%	07/15/2023	3,068	2,841,406
Halcyon Loan Investors CLO II, Ltd.(h)(i)	4.31%	04/24/2021	917	902,908
Highbridge Loan Management 6-2015, Ltd.(h)(i)	6.23%	05/05/2027	500	444,877
ING Investment Management CLO 2012-4, Ltd.(h)(i)	6.43%	10/15/2023	1,861	1,837,343
ING Investment Management CLO 2013-1, Ltd.(h)(i)	5.68%	04/15/2024	4,808	4,467,942
ING Investment Management CLO 2013-3, Ltd.(h)(i)	5.18%	01/18/2026	2,501	2,169,873
ING Investment Management CLO III, Ltd.(h)(i)	4.18%	12/13/2020	1,188	1,189,479
ING Investment Management CLO IV, Ltd.(h)(i)	4.96%	06/14/2022	293	280,726
Keuka Park CLO 2013-1(h)(i)	5.20%	10/21/2024	617	540,111
Kingsland Ltd. 2006-2(h)(i)	5.20%	04/21/2021	1,205	1,190,570
KKR Financial CLO 2012-1, Ltd.(h)(i)	6.15%	12/15/2024	2,100	2,024,248
KKR Financial CLO 2013-1, Ltd.(h)(i)	5.43%	07/15/2025	2,461	2,214,034
Madison Park Funding IV Ltd.(h)(i)	4.25%	03/22/2021	1,344	1,318,446
Madison Park Funding IX, Ltd.(h)(i)	6.07%	08/15/2022	736	720,516
Madison Park Funding X, Ltd.(h)(i)	5.95%	01/20/2025	1,953	1,904,419
Madison Park Funding XIV, Ltd.(h)(i)	5.45%	07/20/2026	1,350	1,196,460
Madison Park Funding XIV, Ltd.(h)(i)	6.10%	07/20/2026	1,915	1,472,640
Maps CLO Fund LLC 2007-2(h)(i)	4.95%	07/20/2022	1,685	1,668,921
NewStar Commercial Loan Funding 2015-1(h)(i)	6.20%	01/20/2027	1,000	970,059
Northwoods Capital Ltd. 2013-10A(h)(i)	4.37%	11/04/2025	1,130	1,057,752
Octagon Investment Partners XIV Ltd.(h)(i)	5.93%	01/15/2024	1,300	1,209,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Octagon Investment Partners XIX Ltd.(h)(i)	5.53%	04/15/2026	$2,920	$2,413,617
Octagon Investment Partners XVII Ltd.(h)(i)	5.21%	10/25/2025	1,975	1,627,738
Octagon Investment Partners XVIII Ltd.(h)(i)	6.07%	12/16/2024	4,442	4,024,932
Pacifica CDO VI, Ltd.(h)(i)	4.57%	08/15/2021	565	564,643
Regatta IV Funding Ltd. 2014-1(h)(i)	5.66%	07/25/2026	3,250	2,644,688
Seneca Park CLO 2014-1(h)(i)	5.38%	07/17/2026	2,750	2,313,050
Silverado CLO 2006-II Ltd.(h)(i)	4.43%	10/16/2020	886	820,528
St. James River CLO Ltd. 2007-1(h)(i)	4.96%	06/11/2021	481	481,110
Stone Tower CLO, 2007-6 Ltd.(h)(i)	4.28%	04/17/2021	1,750	1,703,020
Symphony CLO VIII, Ltd. 2012(h)(i)	6.47%	01/09/2023	1,156	1,161,276
Symphony CLO XI, Ltd. 2013(h)(i)	5.93%	01/17/2025	2,640	2,433,229
Symphony CLO XII, Ltd. 2013(h)(i)	5.58%	10/15/2025	1,850	1,749,916
Symphony CLO XIV, Ltd. 2014(h)(i)	5.27%	07/14/2026	2,750	2,370,145
TriMaran CLO VII Ltd.(h)(i)	4.05%	06/15/2021	1,535	1,403,312
Voya CLO 2014-2, Ltd.(h)(i)	5.43%	07/17/2026	1,875	1,608,938
Total Structured Products				102,450,662

			Shares

Common Stocks & Other Equity Interests–0.43%(j)
Aerospace & Defense–0.01%
IAP Worldwide Services(h)(k)			134	167,388

Automotive–0.01%
Dayco Products, LLC(h)(k)			3,261	88,047
Dayco Products, LLC(h)(k)			3,266	88,182
				176,229

Building & Development–0.11%
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569)(h)(k)			518	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 06/30/2010; Cost $3,408,940)(h)(k)			4	0
Masonite International Corp. (Canada)(k)			27,093	1,807,916
United Subcontractors, Inc.(h)(k)			4,840	726,071
				2,533,987

Business Equipment & Services–0.01%
EmployBridge Holding Co.(h)(k)			43,971	208,862

Cable & Satellite Television–0.14%
ION Media Networks, Inc.(k)			4,471	3,158,627

Chemicals & Plastics–0.00%
LyondellBasell Chemical Co., Class A			218	17,198

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/2024, (Acquired 04/29/2014; Cost $0)(h)(k)			3,490	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024, (Acquired 04/29/2014; Cost $0)(h)(k)			5,595	0
				0

Financial Intermediaries–0.00%
Bankruptcy Management Solutions, Inc.(h)(k)			335	12,144
Bankruptcy Management Solutions, Inc., Class A, Wts. expiring 06/27/2018, (Acquired 06/27/2013; Cost $0)(h)(k)			19	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Floating Rate Fund

	Shares	Value
Financial Intermediaries–(continued)
Bankruptcy Management Solutions, Inc., Class B, Wts. expiring 06/27/2018, (Acquired 06/27/2013; Cost $0)(h)(k)	21	$0
Bankruptcy Management Solutions, Inc., Class C, Wts. expiring 06/27/2018, (Acquired 06/27/2013; Cost $0)(h)(k)	31	0
		12,144

Food Products–0.00%
QCE LLC(h)(k)	17	0

Forest Products–0.03%
Verso Corp. Class A(k)	113,805	718,110
Xerium Technologies, Inc.(k)	1,766	14,269
		732,379

Health Care–0.01%
New Millennium Holdco(h)(k)	259,087	196,388

Leisure Goods, Activities & Movies–0.00%
AMF Bowling Centers, Inc.(k)	1,665	79,088

Lodging & Casinos–0.06%
Twin River Management Group, Inc.,(h)(k)	18,663	1,390,393

Oil & Gas–0.00%
Seventy Seven Operating LLC(k)	374	6,078
Seventy Seven Operating LLC(h)(k)	2,036	7,126
		13,204

Publishing–0.02%
F&W Publications, Inc.(h)(k)	288	14,400
Merrill Communications LLC, Class A(h)(k)	133,776	535,104
Tronc, Inc.	2,262	38,341
		587,845

Surface Transport–0.00%
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $0)(h)(k)	6,189	62
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $87,805)(h)(k)	87,805	74,634
		74,696

Telecommunications–0.03%
FairPoint Communications, Inc.(k)	44,928	626,296

Utilities–0.00%
Bicent Power, LLC, Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(h)(k)	101	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(h)(k)	164	0
		0
Total Common Stocks & Other Equity Interests		9,974,724

Preferred Stocks–0.01%(j)
Building & Development–0.01%
United Subcontractors, Inc.(h)(k)	4,840	121,012

Retailers (except Food & Drug)–0.00%
Vivarte (France) (Acquired 01/06/2016; Cost $0)(h)(k)	934	0
Total Preferred Stocks		121,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Floating Rate Fund

	Shares	Value
Money Market Funds–11.82%
Liquid Assets Portfolio, Institutional Class, 0.38%(l)	137,831,690	$137,831,690
Premier Portfolio, Institutional Class, 0.37%(l)	137,831,689	137,831,689
Total Money Market Funds		275,663,379
TOTAL INVESTMENTS–106.33% (Cost $2,571,186,914)		2,479,214,365
OTHER ASSETS LESS LIABILITIES–(6.33)%		(147,639,246)
NET ASSETS–100.00%		$2,331,575,119

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-Possession
EUR	– Euro
GBP	– British Pound
PIK	– Payment-in-Kind
SEK	– Swedish Krona
Wts.	– Warrants

Notes to Schedule of Investments:

*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	This variable rate interest will settle after August 31, 2016, at which time the interest rate will be determined.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2016 was $7,756,929, which represented less than 1% of the Fund’s Net Assets.
(f)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Cortefiel, S.A., PIK Term Loan B-1	4.25%	1.00%
Cortefiel, S.A., PIK Term Loan B-2	4.25	1.00
Cortefiel, S.A., PIK Term Loan B-3	4.25	1.00
Cortefiel, S.A., PIK Term Loan B-3	5.65	1.00
Lake at Las Vegas Joint Venture LLC, PIK Exit Revolver Loan	—	5.00
QCE LLC, PIK Term Loan	—	10.00

(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2016 was $245,730,901, which represented 10.54% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2016.
(j)	Securities acquired through the restructuring of senior loans.
(k)	Non-income producing security.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $2,295,523,535)	$2,203,550,986
Investments in affiliated money market funds, at value and cost	275,663,379
Total investments, at value (Cost $2,571,186,914)	2,479,214,365
Cash	5,999,654
Foreign currencies, at value (Cost $17,442,526)	17,380,690
Receivable for:
Investments sold	31,515,642
Interest and fees	13,533,606
Fund shares sold	8,231,238
Investments matured (Cost $20,621,518)	6,465,710
Unrealized appreciation on forward foreign currency contracts outstanding	69,828
Investment for trustee deferred compensation and retirement plans	157,028
Other assets	121,071
Total assets	2,562,688,832

Liabilities:
Payable for:
Investments purchased	195,384,335
Fund shares repurchased	3,761,771
Income distributions	1,890,436
Accrued fees to affiliates	927,667
Accrued trustees’ and officers’ fees and benefits	9,606
Accrued other operating expenses	287,284
Trustee deferred compensation and retirement plans	180,503
Unrealized depreciation on forward foreign currency contracts outstanding	408,558
Unfunded loan commitments	28,263,553
Total liabilities	231,113,713
Net assets applicable to common shares	$2,331,575,119

Net assets consist of:
Shares of beneficial interest	$2,520,897,209
Undistributed net investment income	(462,456)
Undistributed net realized gain (loss)	(82,369,356)
Net unrealized appreciation (depreciation)	(106,490,278)
$2,331,575,119

Net Assets:
Class A	$661,411,777
Class C	$458,339,887
Class R	$6,190,541
Class Y	$648,603,447
Class R5	$1,857,887
Class R6	$555,171,580

Shares outstanding, $0.01 par value per share with an unlimited number of shares authorized:
Class A	89,089,282
Class C	62,013,585
Class R	832,585
Class Y	87,483,999
Class R5	250,038
Class R6	74,883,223
Class A:
Net asset value per share	$7.42
Maximum offering price per share
(Net asset value of $7.42 ÷ 97.50%	$7.61
Class C:
Net asset value and offering price per share	$7.39
Class R:
Net asset value and offering price per share	$7.44
Class Y:
Net asset value and offering price per share	$7.41
Class R5:
Net asset value and offering price per share	$7.43
Class R6:
Net asset value and offering price per share	$7.41

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Floating Rate Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Interest	$119,583,397
Dividends	6,027
Dividends from affiliated money market funds	353,507
Other income	3,144,587
Total investment income	123,087,518

Expenses:
Advisory fees	12,495,004
Administrative services fees	440,308
Custodian fees	706,318
Distribution fees:
Class A	1,758,124
Class C	3,647,100
Class R	46,924
Interest, facilities and maintenance fees	1,065,000
Transfer agent fees — A, C, R & Y	1,923,009
Transfer agent fees — R5	2,817
Transfer agent fees — R6	7,363
Trustees’ and officers’ fees and benefits	54,323
Registration and filing fees	159,358
Reports to shareholders	185,185
Professional services fees	162,844
Other	136,690
Total expenses	22,790,367
Less: Fees waived and expense offset arrangement(s)	(126,040)
Net expenses	22,664,327
Net investment income	100,423,191

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(64,702,055)
Foreign currencies	2,179,028
Forward foreign currency contracts	3,786,167
(58,736,860)
Change in net unrealized appreciation (depreciation) of:
Investment securities	6,960,615
Foreign currencies	244,337
Forward foreign currency contracts	(118,677)
7,086,275
Net realized and unrealized gain (loss)	(51,650,585)
Net increase in net assets resulting from operations	$48,772,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$100,423,191	$109,334,487
Net realized gain (loss)	(58,736,860)	(9,077,969)
Change in net unrealized appreciation (depreciation)	7,086,275	(118,044,276)
Net increase (decrease) in net assets resulting from operations	48,772,606	(17,787,758)

Distributions to shareholders from net investment income:
Class A	(35,012,324)	(41,201,004)
Class C	(21,796,463)	(25,284,497)
Class R	(450,487)	(494,668)
Class Y	(33,862,982)	(39,480,871)
Class R5	(151,599)	(212,956)
Class R6	(9,532,850)	(4,858,586)
Total distributions to shareholders from net investment income	(100,806,705)	(111,532,582)

Share transactions–net:
Class A	(169,750,741)	(126,076,413)
Class C	(98,187,058)	(88,632,668)
Class R	(5,472,147)	1,411,096
Class Y	(135,895,729)	46,121,653
Class R5	(1,498,437)	(4,354,384)
Class R6	454,477,973	19,769,006
Net change in net assets resulting from share transactions	43,673,861	(151,761,710)
Net increase (decrease) in net assets	(8,360,238)	(281,082,050)

Net assets applicable to common shares:
Beginning of year	2,339,935,357	2,621,017,407
End of year (includes undistributed net investment income of $(462,456) and $(1,026,033), respectively)	$2,331,575,119	$2,339,935,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2016

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$48,772,606

Adjustments to reconcile net increase in net assets to net cash provided by operating activities:
Purchases of investments	(1,375,553,843)
Proceeds from sales of investments	1,605,141,620
Net change in transactions in foreign currency contracts	118,677
Amortization of loan fees	(253,474)
Decrease in interest receivables and other assets	2,824,844
Accretion of discount on investment securities	(9,860,415)
Decrease in accrued expenses and other payables	(37,447)
Net realized loss from investment securities	64,702,055
Net change in unrealized appreciation on investment securities	(6,960,615)
Net cash provided by operating activities	328,894,008

Cash provided by (used by) financing activities:
Dividends paid to common shareholders from net investment income	(29,971,933)
Proceeds from shares of beneficial interest sold	1,071,232,237
Disbursements from shares of beneficial interest reacquired	(1,100,053,192)
Net cash provided by (used in) financing activities	(58,792,888)
Net increase in cash and cash equivalents	270,101,120
Cash and cash equivalents at beginning of period	28,942,603
Cash and cash equivalents at end of period	$299,043,723

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$71,693,270

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$981,666

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

32                         Invesco Floating Rate Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

33                         Invesco Floating Rate Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
K.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

34                         Invesco Floating Rate Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.	Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
O.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Other Risks — The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $4.5 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s

35                         Invesco Floating Rate Fund

average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $123,935.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $92,813 in front-end sales commissions from the sale of Class A shares and $301,568 and $52,964 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

36                         Invesco Floating Rate Fund

During the year ended August 31, 2016, there were transfers from Level 3 to Level 2 of $43,486,286, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $34,830,997, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Equity Securities	$278,885,509	$2,076,307	$4,797,299	$285,759,115
Variable Rate Senior Loan Interests	—	1,815,817,895	117,101,789	1,932,919,684
Bonds and Notes	—	158,084,904	—	158,084,904
Structured Products	—	102,450,662	—	102,450,662
	278,885,509	2,078,429,768	121,899,088	2,479,214,365
Forward Foreign Currency Contracts*	—	(338,730)	—	(338,730)
Total Investments	$278,885,509	$2,078,091,038	$121,899,088	$2,478,875,635

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2016:

	Beginning Balance, as of August 31, 2015	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of August 31, 2016
Variable Rate Senior Loan Interests	$150,150,779	$58,749,728	$(78,765,491)	$1,304,461	$(424,706)	$(4,801,676)	$34,295,893	$(43,407,199)	$117,101,789
Equity Securities	2,708,358	—	—	—	—	1,632,924	535,104	(79,087)	4,797,299
Total	$152,859,137	$58,749,728	$(78,765,491)	$1,304,461	$(424,706)	$(3,168,752)	$34,830,997	$(43,486,286)	$121,899,088

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$69,828	$(408,558)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended August 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$3,786,167
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(118,677)
Total	$3,667,490

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$92,954,405

37                         Invesco Floating Rate Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
09/15/16	Barclays Bank PLC	EUR	14,500,000	USD	16,176,417	$16,182,434	$(6,017)
09/15/16	Goldman Sachs International	EUR	17,486,709	USD	19,515,342	19,515,691	(349)
09/15/16	Goldman Sachs International	EUR	3,941,019	USD	4,464,788	4,398,295	66,493
09/15/16	J.P. Morgan Chase Bank, N.A.	EUR	14,500,000	USD	16,177,940	16,182,434	(4,494)
09/15/16	Citibank, N.A.	GBP	16,300,000	USD	21,144,328	21,410,201	(265,873)
09/15/16	Goldman Sachs International	GBP	8,605,203	USD	11,171,189	11,303,014	(131,825)
09/15/16	Citibank, N.A.	SEK	1,151,323	USD	136,227	134,570	1,657
09/15/16	J.P. Morgan Chase Bank, N.A.	SEK	1,200,000	USD	141,938	140,260	1,678
Total Forward Foreign Currency Contracts — Currency Risk							$(338,730)

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar
GBP	– British Pound Sterling
SEK	– Swedish Krona

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2016.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash	Net Amount
Citibank N.A.	$1,657	$(1,657)	$—	$—	$—
Goldman Sachs International	66,493	(66,493)	—	—	—
J.P. Morgan Chase Bank, N.A.	1,678	(1,678)	—	—	—
Total	$69,828	$(69,828)	$—	$—	$—

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash	Net Amount
Barclays Bank PLC	$6,017	$—	$—	$—	$6,017
Citibank N.A.	265,873	(1,657)	—	—	264,216
Goldman Sachs International	132,174	(66,493)	—	—	65,681
J.P. Morgan Chase Bank, N.A.	4,494	(1,678)	—	—	2,816
Total	$408,558	$(69,828)	$—	$—	$338,730

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,105.

38                         Invesco Floating Rate Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Borrowings

The Board of Trustees of the Fund approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $500,000,000 or (2) the limits set by its prospectus for borrowings. This agreement will expire on July 19, 2017.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Unfunded Loan Commitments

As of August 31, 2016, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Accudyne Industries LLC	Extended Revolver Loan	$4,464,973	$3,819,248
Allied Universal Holdco, LLC	Delayed Draw Term Loan	679,818	679,818
Arch Coal, Inc.	DIP Delayed Draw Term Loan	3,465,558	3,465,558
Chef’s Warehouse Parent, LLC	Delayed Draw Term Loan	209,715	205,521
CJ Holding Co.	DIP Delayed Draw Term Loan	262,982	262,982
Community Health Systems, Inc.	Revolver Loan	1,973,971	1,910,448
Delta Air Lines, Inc.	Revolver Loan	1,144,857	1,127,685
Equinox Holdings Inc.	Revolver Loan	1,866,265	1,679,639
Getty Images, Inc.	Revolver Loan	6,893,288	6,445,224
Hearthside Group Holdings, LLC	Revolver Loan	1,026,409	1,020,559
IAP Worldwide Services	Revolver Loan	701,349	687,322
Kenan Advantage Group, Inc.	Delayed Draw Term Loan	91,919	91,173
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	12,703	8,257
Post Holdings, Inc.	Revolver Loan	3,566,087	3,563,859
Scientific Games International, Inc.	Revolver Loan	3,714,096	3,296,260
		$30,073,990	$28,263,553

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$100,806,705	$111,532,582

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$1,090,036
Net unrealized appreciation (depreciation) — investments	(95,037,184)
Net unrealized appreciation (depreciation) — other investments	(14,179,000)
Temporary book/tax differences	(186,198)
Capital loss carryforward	(81,009,744)
Shares of beneficial interest	2,520,897,209
Total net assets	$2,331,575,119

39                         Invesco Floating Rate Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$2,739,285	$—	$2,739,285
Not subject to expiration	6,743,901	71,526,558	78,270,459
	$9,483,186	$71,526,558	$81,009,744

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $1,430,713,138 and $1,519,928,995, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$26,895,273
Aggregate unrealized (depreciation) of investment securities	(121,932,457)
Net unrealized appreciation (depreciation) of investment securities	$(95,037,184)

Cost of investments for tax purposes is $2,574,251,549.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the sale of bonds with amortization and foreign currency transactions, on August 31, 2016, undistributed net investment income was increased by $947,091 and undistributed net realized gain (loss) was decreased by $947,091. This reclassification had no effect on the net assets of the Fund.

40                         Invesco Floating Rate Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	18,305,635	$133,356,343	39,709,720	$308,748,638
Class C	10,247,500	74,451,098	20,069,741	155,362,291
Class R	148,449	1,082,447	305,899	2,374,253
Class Y	46,131,160	334,570,973	75,722,818	587,249,556
Class R5	90,521	660,421	183,215	1,423,310
Class R6(b)	71,831,902	525,955,676	4,230,090	33,067,238

Issued as reinvestment of dividends:
Class A	3,330,762	24,151,169	3,775,435	29,292,254
Class C	2,222,042	16,036,285	2,452,652	18,940,243
Class R	58,306	422,486	58,511	454,357
Class Y	3,024,878	21,914,259	3,496,532	27,064,107
Class R5	17,233	124,645	26,246	204,201
Class R6	1,241,226	9,044,426	626,454	4,856,839

Reacquired:
Class A	(45,162,725)	(327,258,253)	(59,768,075)	(464,117,305)
Class C	(26,245,612)	(188,674,441)	(34,029,469)	(262,935,202)
Class R	(955,433)	(6,977,080)	(182,991)	(1,417,514)
Class Y	(68,461,342)	(492,380,961)	(73,501,780)	(568,192,010)
Class R5	(316,058)	(2,283,503)	(767,212)	(5,981,895)
Class R6	(11,146,079)	(80,522,129)	(2,338,925)	(18,155,071)
Net increase (decrease) in share activity	4,362,365	$43,673,861	(19,931,139)	$(151,761,710)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	During the year ended August 31, 2016, Class R6 Shares valued at $428,616,988 were issued to investors in the CollegeBound 529 Program.

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2016, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$6,893,288	$6,445,224
Citibank N.A.	4,464,973	3,819,248
Goldman Sachs International	3,566,087	3,563,859
Total	$14,924,348	$13,828,331

41                         Invesco Floating Rate Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/16	$7.56	$0.36	$(0.14)	$0.22	$(0.36)	$7.42	3.12%	$661,412	1.10	%(e)(f)	1.11	%(e)(f)	4.93	%(e)	70%
Year ended 08/31/15	7.95	0.35	(0.38)	(0.03)	(0.36)	7.56	(0.42)	850,891	1.06	(f)	1.06	(f)	4.51		59
Year ended 08/31/14	7.93	0.32	0.03	0.35	(0.33)	7.95	4.33	1,025,092	1.03	(f)	1.04	(f)	4.01		82
Year ended 08/31/13	7.77	0.35	0.17	0.52	(0.36)	7.93	6.83	957,442	1.08	(f)	1.09	(f)	4.36		97
Year ended 08/31/12	7.36	0.37	0.41	0.78	(0.37)	7.77	10.75	448,142	1.11	(f)	1.11	(f)	4.80		82
Class C
Year ended 08/31/16	7.52	0.32	(0.13)	0.19	(0.32)	7.39	2.74	458,340	1.60	(e)(f)	1.61	(e)(f)	4.43	(e)	70
Year ended 08/31/15	7.92	0.31	(0.39)	(0.08)	(0.32)	7.52	(1.07)	570,097	1.56	(f)	1.56	(f)	4.01		59
Year ended 08/31/14	7.90	0.28	0.03	0.31	(0.29)	7.92	3.91	691,152	1.53	(f)	1.54	(f)	3.51		82
Year ended 08/31/13	7.73	0.31	0.18	0.49	(0.32)	7.90	6.45	518,948	1.58	(f)	1.59	(f)	3.86		97
Year ended 08/31/12	7.32	0.33	0.41	0.74	(0.33)	7.73	10.24	258,800	1.61	(f)	1.61	(f)	4.30		82
Class R
Year ended 08/31/16	7.57	0.34	(0.13)	0.21	(0.34)	7.44	3.00	6,191	1.35	(e)(f)	1.36	(e)(f)	4.68	(e)	70
Year ended 08/31/15	7.97	0.33	(0.39)	(0.06)	(0.34)	7.57	(0.79)	11,969	1.31	(f)	1.31	(f)	4.26		59
Year ended 08/31/14	7.95	0.30	0.03	0.33	(0.31)	7.97	4.18	11,152	1.28	(f)	1.29	(f)	3.76		82
Year ended 08/31/13	7.79	0.33	0.17	0.50	(0.34)	7.95	6.57	3,559	1.33	(f)	1.34	(f)	4.11		97
Year ended 08/31/12	7.37	0.35	0.42	0.77	(0.35)	7.79	10.61	1,779	1.36	(f)	1.36	(f)	4.55		82
Class Y
Year ended 08/31/16	7.54	0.38	(0.13)	0.25	(0.38)	7.41	3.51	648,603	0.85	(e)(f)	0.86	(e)(f)	5.18	(e)	70
Year ended 08/31/15	7.94	0.37	(0.39)	(0.02)	(0.38)	7.54	(0.31)	805,611	0.81	(f)	0.81	(f)	4.76		59
Year ended 08/31/14	7.92	0.34	0.03	0.37	(0.35)	7.94	4.69	802,508	0.78	(f)	0.79	(f)	4.26		82
Year ended 08/31/13	7.76	0.37	0.17	0.54	(0.38)	7.92	7.10	550,974	0.83	(f)	0.84	(f)	4.61		97
Year ended 08/31/12	7.34	0.38	0.42	0.80	(0.38)	7.76	11.19	165,609	0.86	(f)	0.86	(f)	5.05		82
Class R5
Year ended 08/31/16	7.56	0.38	(0.13)	0.25	(0.38)	7.43	3.52	1,858	0.84	(e)(f)	0.85	(e)(f)	5.19	(e)	70
Year ended 08/31/15	7.96	0.37	(0.39)	(0.02)	(0.38)	7.56	(0.29)	3,466	0.80	(f)	0.80	(f)	4.77		59
Year ended 08/31/14	7.94	0.34	0.03	0.37	(0.35)	7.96	4.72	8,087	0.76	(f)	0.77	(f)	4.28		82
Year ended 08/31/13	7.77	0.37	0.18	0.55	(0.38)	7.94	7.26	9,260	0.81	(f)	0.82	(f)	4.63		97
Year ended 08/31/12	7.36	0.39	0.41	0.80	(0.39)	7.77	11.13	58,039	0.77	(f)	0.77	(f)	5.14		82
Class R6
Year ended 08/31/16	7.56	0.39	(0.16)	0.23	(0.38)	7.41	3.34	555,172	0.75	(e)(f)	0.76	(e)	5.28	(e)	70
Year ended 08/31/15	7.95	0.38	(0.38)	0.00	(0.39)	7.56	(0.06)	97,902	0.70	(f)	0.70	(f)	4.87		59
Year ended 08/31/14	7.94	0.35	0.01	0.36	(0.35)	7.95	4.66	83,025	0.69	(f)	0.70	(f)	4.35		82
Year ended 08/31/13(g)	7.84	0.35	0.11	0.46	(0.36)	7.94	6.01	63,032	0.76	(f)(h)	0.77	(f)(h)	4.68	(h)	97

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal years ended August 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $703,250, $486,280, $9,385, $647,753, $2,858 and $191,308 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Ratio includes line of credit expense of 0.05%, 0.03%, 0.02%, 0.02% and 0.03% for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, respectively.
(g)	Commencement date of September 24, 2012.
(h)	Annualized.

42                         Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 26, 2016

Houston, Texas

43                         Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,095.00	$5.95	$1,019.46	$5.74	1.13%
C	1,000.00	1,092.60	8.57	1,016.94	8.26	1.63
R	1,000.00	1,095.00	7.27	1,018.20	7.00	1.38
Y	1,000.00	1,096.50	4.64	1,020.71	4.47	0.88
R5	1,000.00	1,097.90	4.59	1,020.76	4.42	0.87
R6	1,000.00	1,095.50	4.11	1,021.22	3.96	0.78

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

44                         Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Floating Rate Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Loan Participation Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

45                         Invesco Floating Rate Fund

level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of two closed-end funds. The Board also noted how the Fund’s rate compared to the fee rate of other funds advised by Invesco Advisers and its affiliates.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the

Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board;

and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

46                         Invesco Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0.01%
Corporate Dividends Received Deduction*	0.01%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

47                         Invesco Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Floating Rate Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines.The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	FLR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016

Invesco Global Real Estate Income Fund Nasdaq: A: ASRAX ▪ B: SARBX ▪ C: ASRCX ▪ Y: ASRYX ▪ R5: ASRIX ▪ R6: ASRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Global Real Estate Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Global Real Estate Income Fund (the Fund), at net asset value (NAV), produced positive returns, but underperformed the Fund’s style-specific benchmark, the Custom Invesco Global Real Estate Income Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.54%
Class B Shares	10.72
Class C Shares	10.72
Class Y Shares	11.84
Class R5 Shares	11.91
Class R6 Shares	12.00
MSCI World Index▼ (Broad Market Index)	6.68
Custom Invesco Global Real Estate Income Index■ (Style-Specific Index)	17.33
Lipper Global Real Estate Funds Classification Average[t] (Peer Group)	14.98

Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; tLipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended August 31, 2016. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the US Federal Reserve (the Fed) followed through on its commitment to begin to normalize monetary policy by raising interest rates at the end of 2015 – even as the European Central Bank extended its asset purchase program and the Bank of Japan introduced additional quantitative easing and negative interest rates. Equity markets were volatile at the beginning of 2016, reflecting investors’ high sensitivity to weak economic data from key economies and markets’ demand for continued assurances from central banks that stimulus was more likely to be added than removed.

  European political and economic uncertainty began to dominate capital market sentiment, with the main effects seen in currency markets after UK voters opted to leave the European Union (Brexit). Near the close of the reporting period, hawkish comments from the Fed sent income-related investments lower. During the reporting period, S&P Dow Jones Indices and MSCI Inc. announced a landmark change that real estate would become the 11th sector under the Global Industry Classification Standard – a hierarchical industry classification system consisting of 10 sectors, 67 industries and 156 sub-industries. Prior to the change, real estate investment trusts (REITs) were classified as a sub-industry within the financials sector.

  In most key real estate markets around the world, supply of newly developed buildings has been low since the global financial crisis, and vacancy levels have declined since 2009. This has resulted in many real estate markets, particularly those in the US, experiencing rental growth as improved trade, employment or consumption growth is reflected in demand for space. Security of existing earnings from lease contracts and the effect of low interest rates have proven supportive for cash flow from the sector.

    Global real estate equities experienced strong double-digit performance during the reporting period, outperforming most other areas of the market as investors sought yield.

    We evaluate securities for the Fund based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The qualified investment universe includes global public real estate equity and debt securities, including common stock, preferred securities, corporate debt and commercial mortgage-backed securities (CMBS). When constructing the portfolio, we first set a strategic equity versus debt asset allocation and then apply a fundamentals-driven investment process in an effort to identify securities with certain characteristics including: attractive relative yields, favorable property market outlook, and attractive valuations relative to peer investment alternatives.

    On an absolute basis, common stock had the greatest contribution to Fund performance, given the rally in REITs during the fiscal year. Preferred securities, CMBS and convertible preferred securities also added to absolute performance. Corporate debt securities detracted from Fund returns slightly.

    From a country standpoint, the US was the largest absolute contributor to Fund performance as investors generally flocked to the relative safety of US REITs during the fiscal year. Australia, Japan and Hong Kong were also significant contributors to the Fund’s absolute performance. Brazil, the Netherlands and South Africa detracted from absolute Fund

Portfolio Composition
By country	% of total net assets

United States	63.6%
Australia	6.7
Japan	6.0
Hong Kong	4.8
United Kingdom	4.7
France	3.3
Canada	2.6
Singapore	2.4
Countries each less than 2.0% of the portfolio	3.0
Money Market Funds Plus Other Assets Less Liabilities	2.9

Top 10 Equity Holdings*
% of total net assets

1.	HCP, Inc.	2.1%
2.	Land Securities Group PLC	2.0
3.	Simon Property Group, Inc.	1.9
4.	Retail Opportunity Investments Corp.	1.8
5.	Westfield Corp.	1.6
6.	Brixmor Property Group, Inc.	1.6
7.	Sun Hung Kai Properties Ltd.	1.5
8.	Unibail-Rodamco S.E.	1.4
9.	Apple Hospitality REIT, Inc.	1.4
10.	AvalonBay Communities, Inc.	1.3

Total Net Assets	$1.0 billion

Total Number of Holdings*	164

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

4                         Invesco Global Real Estate Income Fund

performance. Although the UK detracted from absolute performance, the Fund’s reduced exposure to more cyclical securities and increased exposure to more defensive securities in advance of Brexit was beneficial to performance versus the Fund’s style-specific index.

    Top individual absolute contributors to Fund performance included Retail Opportunity Investments and Stock-land Trust Group. Retail Opportunity Investments is a US REIT with a diverse portfolio of retail shopping centers in densely populated markets on the west coast. Stockland Trust Group is a diversified Australian REIT with shopping centers, logistics centers, business parks and residential and retirement communities.

    Top individual detractors from the Fund’s absolute performance included Land Securities and Mitsui Fudosan. Land Securities is exposed to office properties in London, while Mitsui Fudosan is a real estate developer in Japan.

    Given strong returns in real estate equities, the common stock portion of the Fund increased during the fiscal year, while the Fund’s preferred securities and CMBS holdings were reduced. The equity portion of the Fund was focused on companies we believed may be able to grow their underlying cash flows and increase their dividends.

    The fixed income portion of the Fund sought to minimize interest rate risk while maximizing return potential. Thus, we maintained a short duration on our fixed income investments, as we believed interest rates could rise. Furthermore, a portion of our fixed income investments were floating rate securities, which have yields that increase if interest rates rise.

    For our preferred securities allocation, we remained focused on higher-paying coupons with shorter-dated call schedules, which we believed may have the opportunity to be less volatile compared with those that have lower coupons and longer-dated call schedules.

The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We remain committed to owning quality real estate companies that we believe may benefit from sector trends. We continue to seek to manage risk by holding a portfolio that is diversified by property type and geographic location. We also continue to favor lower-leveraged companies with above-average levels of dividend coverage in the portfolio.

    We thank you for your continued investment in Invesco Global Real Estate Income Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio Manager, is lead manager of Invesco Global Real Estate Income Fund. He is Head of

Global Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund.
He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2000.
Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund.
He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2005.
Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund.
She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                         Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1	Source(s): Invesco, FactSet Research Systems Inc.
2	Source: FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/16, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	8.62%
10 Years	4.08
5 Years	6.36
1 Year	5.43
Class B Shares
10 Years	3.98%
5 Years	6.46
1 Year	5.72
Class C Shares
10 Years	3.86%
5 Years	6.77
1 Year	9.72
Class Y Shares
10 Years	4.86%
5 Years	7.85
1 Year	11.84
Class R5 Shares
10 Years	5.05%
5 Years	7.93
1 Year	11.91
Class R6 Shares
10 Years	4.86%
5 Years	7.95
1 Year	12.00

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares.

Class B shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class B shares.

Class C shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R5 shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares

Average Annual Total Returns
As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	8.59%
10 Years	4.83
5 Years	5.49
1 Year	1.44
Class B Shares
10 Years	4.70%
5 Years	5.60
1 Year	1.39
Class C Shares
10 Years	4.60%
5 Years	5.92
1 Year	5.39
Class Y Shares
10 Years	5.59%
5 Years	6.97
1 Year	7.47
Class R5 Shares
10 Years	5.79%
5 Years	7.08
1 Year	7.67
Class R6 Shares
10 Years	5.59%
5 Years	7.05
1 Year	7.63

and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.23%, 1.98%, 1.98%, 0.98%, 0.92% and 0.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

7                         Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	On March 12, 2007, Invesco Select Real Estate Income Fund was reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization included financial data for the Closed-End Fund’s Common Shares.
■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Global Real Estate Income Fund

political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantee and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
■	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
■	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track

9                         Invesco Global Real Estate Income Fund

record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Custom Invesco Global Real Estate Income Index is an index composed of FTSE NAREIT All Equity REIT Index through August 31, 2011, and FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter.
■	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
■	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
■	The FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of listed real estate companies and REITs worldwide.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants. This firm is not a CPA firm.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10                         Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2016

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–62.26%
Australia–6.07%
DEXUS Property Group	1,094,564	$7,984,259
Goodman Group	1,971,941	11,218,054
Mirvac Group	2,080,198	3,627,508
Stockland	2,961,284	10,772,115
Vicinity Centres	5,245,855	13,027,718
Westfield Corp.	2,213,564	16,967,226
		63,596,880

Canada–2.56%
Canadian REIT	143,300	5,310,848
H&R REIT	656,500	11,674,671
RioCan REIT	127,462	2,676,862
Smart REIT	265,234	7,168,104
		26,830,485

China–0.61%
CIFI Holdings (Group) Co. Ltd.	9,588,000	3,003,318
Global Logistic Properties Ltd.	1,872,400	2,489,849
Guangzhou R&F Properties Co. Ltd.–Class H	507,600	857,156
		6,350,323

France–3.26%
ICADE	70,051	5,405,614
Klepierre	179,844	8,427,499
Mercialys S.A.	241,187	5,614,699
Unibail-Rodamco S.E.	53,785	14,758,642
		34,206,454

Germany–0.84%
Deutsche Euroshop AG	60,088	2,765,793
LEG Immobilien AG	30,936	3,019,757
Vonovia SE	77,032	2,997,506
		8,783,056

Hong Kong–4.79%
Cheung Kong Property Holdings Ltd.	838,500	5,867,616
Hang Lung Properties Ltd.	993,000	2,257,641
Henderson Land Development Co. Ltd.	878,170	5,133,610
Hongkong Land Holdings Ltd.	671,600	4,352,525
Link REIT	1,569,000	11,406,938
Sun Hung Kai Properties Ltd.	1,093,000	15,337,111
Swire Properties Ltd.	1,310,600	3,686,288
Wharf (Holdings) Ltd. (The)	307,000	2,162,101
		50,203,830

Japan–6.01%
Activia Properties, Inc.	483	2,461,014
Advance Residence Investment Corp.	1,146	3,054,645
GLP J-REIT	4,297	5,333,090

	Shares	Value
Japan–(continued)
Hulic Reit, Inc.	2,092	$3,688,374
Japan Excellent, Inc.	1,541	2,076,414
Japan Logistics Fund Inc.	683	1,557,389
Japan Retail Fund Investment Corp.	1,562	3,507,347
Kenedix Office Investment Corp.	1,044	6,296,999
Mitsubishi Estate Co., Ltd.	424,000	8,020,569
Mitsui Fudosan Co., Ltd.	590,000	12,724,790
Nippon Prologis REIT Inc.	62	148,805
Nomura Real Estate Master Fund, Inc.	2,386	3,936,883
ORIX JREIT Inc.	1,492	2,608,891
United Urban Investment Corp.	4,210	7,499,908
		62,915,118

Netherlands–0.68%
Wereldhave N.V.	147,958	7,091,758

Singapore–2.44%
Ascendas REIT	3,719,200	6,674,784
CapitaLand Commercial Trust Ltd.	1,727,500	1,956,626
Frasers Centrepoint Trust	4,275,000	6,776,999
Mapletree Industrial Trust	7,775,400	10,157,581
		25,565,990

Sweden–0.47%
Wihlborgs Fastigheter AB	228,127	4,961,832

Switzerland–0.19%
Swiss Prime Site AG	22,564	1,984,430

United Kingdom–3.43%
British Land Co. PLC (The)	196,174	1,716,480
Hammerson PLC	563,817	4,313,438
Kennedy Wilson Europe Real Estate PLC	491,178	6,229,717
Land Securities Group PLC	1,447,370	20,896,015
Segro PLC	464,832	2,776,774
		35,932,424

United States–30.91%
American Campus Communities, Inc.	188,366	9,439,020
Apple Hospitality REIT, Inc.	730,535	14,333,097
AvalonBay Communities, Inc.	74,789	13,088,823
Brandywine Realty Trust	376,300	6,069,719
Brixmor Property Group, Inc.	582,101	16,624,805
Brookdale Senior Living Inc.(a)	88,465	1,522,483
Care Capital Properties, Inc.	155,159	4,653,218
Cohen & Steers Quality Income Realty Fund, Inc.	357,173	4,821,835
CyrusOne Inc.	39,047	1,985,149
DCT Industrial Trust Inc.	54,352	2,647,486
DiamondRock Hospitality Co.	1,221,564	12,936,363
Digital Realty Trust, Inc.	23,475	2,326,138
DuPont Fabros Technology Inc.	67,359	2,856,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Income Fund

	Shares		Value
United States–(continued)
EastGroup Properties, Inc.		68,783	$5,047,297
EPR Properties		76,558	5,996,023
Equity Residential		59,428	3,855,094
Essex Property Trust, Inc.		34,473	7,828,818
Extra Space Storage Inc.		28,306	2,280,048
Federal Realty Investment Trust		55,410	8,810,190
HCP, Inc.		553,147	21,755,271
Highwoods Properties, Inc.		242,154	12,843,848
Host Hotels & Resorts Inc.		593,219	10,571,163
Hudson Pacific Properties Inc.		374,334	12,528,959
InfraREIT Inc.		601,243	11,363,493
Lamar Advertising Co.–Class A		77,449	4,827,396
LaSalle Hotel Properties		309,305	8,679,098
Liberty Property Trust		142,510	5,875,687
Life Storage, Inc.		24,580	2,212,200
LTC Properties, Inc.		49,836	2,587,485
National Retail Properties, Inc.		234,329	11,739,883
QTS Realty Trust, Inc.–Class A		107,345	5,817,026
Realty Income Corp.		105,970	6,965,408
Retail Opportunity Investments Corp.		831,889	18,559,444
Rexford Industrial Realty, Inc.		351,176	7,841,760
RLJ Lodging Trust		371,162	8,662,921
Simon Property Group, Inc.		92,949	20,027,721
Terreno Realty Corp.		230,099	6,157,449
Ventas, Inc.		128,056	9,305,829
Washington REIT		84,292	2,739,490
Weingarten Realty Investors		135,276	5,580,135
			323,763,294
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $592,904,315)			652,185,874

	Principal Amount
Mortgage-Backed Securities–17.36%
Ireland–0.24%
Taurus Ltd., REGS, Series 2015-DE2, Class E, Floating Rate Pass Through Ctfs., 3.40%, 02/01/2026(b)(c)(d)	EUR	2,300,000	2,533,466

United Kingdom–1.26%
Logistics UK PLC, Series 2015-1A, Class E, Floating Rate Pass Through Ctfs., 3.79%, 08/20/2025(b)(c)(d)	GBP	7,500,000	9,472,624
Ulysses European Loan Conduit PLC, REGS, Series 27X, Class B, Floating Rate Pass Through Ctfs., 0.75%, 07/25/2017(b)(c)(d)	GBP	2,950,000	3,747,894
			13,220,518

	Principal Amount	Value
United States–15.86%
Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2005-5, Class F, Variable Rate Pass Through Ctfs., 5.58%, 10/10/2045(b)(d)	$5,800,000	$5,792,973
Banc of America Merrill Lynch Large Loan Inc., Series 2013-FRR1, Class A1, Pass Through Ctfs., 0.00%, 12/26/2020(d)(e)	3,850,000	3,169,406
Series 2014-FRR7, Class B, Floating Rate Pass Through Ctfs., 2.77%, 10/26/2044(b)(d)	4,900,000	4,702,126
Series 2014-ICTS, Class E, Floating Rate Pass Through Ctfs., 3.46%, 06/15/2028(b)(d)	11,750,000	11,602,118
Series 2015-ASHF, Class E, Floating Rate Pass Through Ctfs., 4.51%, 01/15/2028(b)(d)	1,400,000	1,401,869
Series 2016-FR13, Class A, Variable Rate Pass Through Ctfs., 1.75%, 07/27/2045(b)(d)	14,619,000	10,810,584
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6, Class B, Pass Through Ctfs., 4.95%, 11/11/2041(d)	18,197	18,457
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, Variable Rate Pass Through Ctfs., 3.91%, 04/10/2028(b)(d)	9,800,000	9,459,720
FREMF Mortgage Trust,
Series 2012-KF01, Class C, Floating Rate Pass Through Ctfs., 4.77%, 10/25/2044(b)(d)	789,382	788,854
Series 2015-K718, Class C, Variable Rate Pass Through Ctfs., 3.67%, 02/25/2022(b)(d)	4,900,000	4,278,947
GS Mortgage Securities Corp. Trust,
Series 2013-NYC5, Class F, Variable Rate Pass Through Ctfs., 3.77%, 01/10/2030(b)(d)	14,200,000	13,692,455
Series 2013-NYC5, Class G, Variable Rate Pass Through Ctfs., 3.77%, 01/10/2030(b)(d)	4,000,000	3,828,105
GS Mortgage Securities Trust,
Series 2011-GC3, Class E, Pass Through Ctfs., 5.00%, 03/10/2044(d)	7,888,000	7,340,633
Series 2011-GC3, Class F, Pass Through Ctfs., 5.00%, 03/10/2044(d)	4,900,000	4,526,498
Series 2011-GC5, Class E, Variable Rate Pass Through Ctfs., 5.56%, 08/10/2044(b)(d)	11,025,000	10,220,766
Hilton USA Trust, Series 2013-HLF, Class EFL, Floating Rate Pass Through Ctfs., 4.25%, 11/05/2030(b)(d)	8,047,090	8,056,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Real Estate Income Fund

	Principal Amount	Value
United States–(continued)
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/2046(d)	$1,807,836	$1,860,851
Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.81%, 10/15/2045(b)(d)	7,805,000	7,216,590
Series 2013-LC11, Class D, Variable Rate Pass Through Ctfs., 4.38%, 04/15/2046(b)	12,749,000	12,089,438
Series 2015-FRR2, Class AK36, Variable Rate Pass Through Ctfs., 2.34%, 12/27/2046(b)(d)	9,890,000	7,242,323
Merrill Lynch Mortgage Trust,
Series 2005-MCP1, Class E, Pass Through Ctfs., 5.13%, 06/12/2043(d)	337,813	336,616
Series 2005-MKB2, Class E, Variable Rate Pass Through Ctfs., 6.27%, 09/12/2042(b)(d)	235,000	240,732
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class D, Variable Rate Pass Through Ctfs., 4.29%, 05/15/2046(b)(d)	13,590,000	12,944,400
Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.92%, 10/15/2046(b)(d)	3,710,000	3,599,139
Morgan Stanley Capital I Trust,
Series 2003-TOP11, Class G, Variable Rate Pass Through Ctfs., 5.92%, 06/13/2041(b)(d)	793,736	798,386
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 6.07%, 10/15/2042(b)	270,000	262,579
Starwood Retail Property Trust, Series 2014-STAR, Class E, Floating Rate Pass Through Ctfs., 4.66%, 11/15/2027(b)(d)	12,200,000	11,506,132
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class H, Variable Rate Pass Through Ctfs., 5.41%, 10/15/2041(b)(d)	286,149	286,755
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.49%, 03/15/2048(b)(d)	8,479,000	8,002,953
		166,076,540
Total Mortgage-Backed Securities (Cost $183,772,893)		181,830,524

	Shares
Preferred Stocks–15.49%
Australia–0.44%
Goodman PLUS Trust, REGS, Unsec. Sub. Gtd. Floating Rate, 5.86% Pfd.(b)(d)	60,179	4,618,345

	Shares	Value
United States–15.05%
Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	195,684	$5,048,647
American Tower Corp., Series A, $5.25 Conv. Pfd.	87,840	9,711,590
American Tower Corp., Series B, $5.50 Conv. Pfd.	90,100	9,783,058
Brandywine Realty Trust, Series E, 6.90% Pfd.	153,708	4,011,779
Chesapeake Lodging Trust, Series A, 7.75% Pfd.	68,500	1,794,700
CoreSite Realty Corp., Series A, 7.25% Pfd.	408,585	10,815,245
CubeSmart, Series A, 7.75% Pfd.	336,352	8,691,336
DDR Corp., Series J, 6.50% Pfd.	25,000	649,750
DDR Corp., Series K, 6.25% Pfd.	92,654	2,446,066
Digital Realty Trust, Inc., Series E, 7.00% Pfd.	170,500	4,320,470
Digital Realty Trust, Inc., Series F, 6.63% Pfd.	61,500	1,616,835
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	72,477	2,096,035
Digital Realty Trust, Inc., Series I, 6.35% Pfd.	97,000	2,682,050
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.(d)	195,800	12,257
EPR Properties, Series F, 6.63% Pfd.	30,000	801,000
General Growth Properties, Inc., Series A, 6.38% Pfd.	146,796	3,929,729
Kilroy Realty Corp., Series G, 6.88% Pfd.	222,502	5,751,677
Kilroy Realty Corp., Series H, 6.38% Pfd.	292,827	7,622,287
LaSalle Hotel Properties, Series H, 7.50% Pfd.	249,210	6,404,697
LaSalle Hotel Properties, Series I, 6.38% Pfd.	127,800	3,405,870
National Retail Properties Inc., Series D, 6.63% Pfd.	224,131	5,769,132
Pebblebrook Hotel Trust, Series B, 8.00% Pfd.	365,910	9,279,477
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	177,670	4,619,420
Public Storage, Series T, 5.75% Pfd.	50,000	1,299,000
Public Storage, Series Y, 6.38% Pfd.	374,114	10,808,153
Public Storage, Series Z, 6.00% Pfd.	70,540	2,018,855
Regency Centers Corp., Series 6, 6.63% Pfd.	159,200	4,123,280
Regency Centers Corp., Series 7, 6.00% Pfd.	30,162	785,720
Saul Centers, Inc., Series C, 6.88% Pfd.	18,236	479,971
Summit Hotel Properties, Inc., Series A, 9.25% Pfd.	140,294	3,552,244
Summit Hotel Properties, Inc., Series B, 7.88% Pfd.	161,156	4,302,865
Sunstone Hotel Investors, Inc., Series E, 6.95% Pfd.	72,500	1,993,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Real Estate Income Fund

	Shares	Value
United States–(continued)
Terreno Realty Corp., Series A, 7.75% Pfd.	217,651	$5,876,577
Welltower Inc., Series J, 6.50% Pfd.	423,031	11,104,564
		157,607,361
Total Preferred Stocks (Cost $161,303,010)		162,225,706

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–1.74%
United States–1.74%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	$12,100,000	12,931,875
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	4,975,000	5,348,125
Total U.S. Dollar Denominated Bonds & Notes (Cost $17,144,011)		18,280,000

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes– 0.23%(c)
Australia–0.23%
General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/2019 (Cost $3,199,688)	AUD	2,980,000	$2,447,309

	Shares

Money Market Funds–2.74%
Liquid Assets Portfolio–Institutional Class, 0.38%(f)		14,346,228	14,346,228
Premier Portfolio–Institutional Class, 0.37%(f)		14,346,229	14,346,229
Total Money Market Funds (Cost $28,692,457)			28,692,457
TOTAL INVESTMENTS–99.82% (Cost $987,016,374)			1,045,661,870
OTHER ASSETS LESS LIABILITIES–0.18%			1,897,604
NET ASSETS–100.00%			$1,047,559,474

Investment Abbreviations:

AUD	– Australian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2016.
(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2016 was $174,109,109, which represented 16.62% of the Fund’s Net Assets.
(e)	Zero coupon bond issued at a discount.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $958,323,917)	$1,016,969,413
Investments in affiliated money market funds, at value and cost	28,692,457
Total investments, at value (Cost $987,016,374)	1,045,661,870
Foreign currencies, at value (Cost $2,245,489)	2,229,499
Receivable for:
Investments sold	2,628,364
Fund shares sold	2,151,931
Dividends and interest	2,208,934
Custody expenses reimbursed	10,231
Investment for trustee deferred compensation and retirement plans	123,516
Other assets	33,961
Total assets	1,055,048,306

Liabilities:
Payable for:
Investments purchased	5,087,954
Fund shares reacquired	1,632,859
Accrued fees to affiliates	536,233
Accrued trustees’ and officers’ fees and benefits	5,054
Accrued other operating expenses	86,590
Trustee deferred compensation and retirement plans	140,142
Total liabilities	7,488,832
Net assets applicable to shares outstanding	$1,047,559,474

Net assets consist of:
Shares of beneficial interest	$988,600,942
Undistributed net investment income	5,900,795
Undistributed net realized gain	(5,558,990)
Net unrealized appreciation	58,616,727
$1,047,559,474

Net Assets:
Class A	$385,886,935
Class B	$711,030
Class C	$95,244,505
Class Y	$396,910,029
Class R5	$12,898,478
Class R6	$155,908,497

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	41,476,442
Class B	76,585
Class C	10,258,913
Class Y	42,786,192
Class R5	1,387,335
Class R6	16,762,834
Class A:
Net asset value per share	$9.30
Maximum offering price per share
(Net asset value of $9.30 ÷ 94.50%)	$9.84
Class B:
Net asset value and offering price per share	$9.28
Class C:
Net asset value and offering price per share	$9.28
Class Y:
Net asset value and offering price per share	$9.28
Class R5:
Net asset value and offering price per share	$9.30
Class R6:
Net asset value and offering price per share	$9.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $1,529,626)	$36,148,043
Dividends from affiliated money market funds	76,275
Interest	8,231,273
Total investment income	44,455,591

Expenses:
Advisory fees	7,109,473
Administrative services fees	246,634
Custodian fees	97,685
Distribution fees:
Class A	1,036,564
Class B	8,855
Class C	982,057
Transfer agent fees — A, B, C and Y	1,621,803
Transfer agent fees — R5	12,016
Transfer agent fees — R6	4,648
Trustees’ and officers’ fees and benefits	35,366
Registration and filing fees	110,433
Reports to shareholders	93,216
Professional services fees	52,608
Other	40,534
Total expenses	11,451,892
Less: Fees waived and expense offset arrangement(s)	(31,309)
Net expenses	11,420,583
Net investment income	33,035,008

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,535,674
Foreign currencies	(223,298)
2,312,376
Change in net unrealized appreciation of:
Investment securities	72,247,405
Foreign currencies	126,473
72,373,878
Net realized and unrealized gain	74,686,254
Net increase in net assets resulting from operations	$107,721,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$33,035,008	$36,575,244
Net realized gain	2,312,376	32,010,471
Change in net unrealized appreciation (depreciation)	72,373,878	(100,582,189)
Net increase (decrease) in net assets resulting from operations	107,721,262	(31,996,474)

Distributions to shareholders from net investment income:
Class A	(13,587,464)	(23,842,662)
Class B	(22,340)	(50,721)
Class C	(2,395,083)	(3,912,502)
Class Y	(13,000,393)	(19,395,644)
Class R5	(452,823)	(1,048,545)
Class R6	(1,554,186)	(69,263)
Total distributions from net investment income	(31,012,289)	(48,319,337)

Distributions to shareholders from net realized gains:
Class A	(9,628,157)	(292,934)
Class B	(21,631)	(812)
Class C	(2,248,413)	(60,843)
Class Y	(8,688,128)	(234,608)
Class R5	(291,961)	(12,797)
Class R6	(36,308)	(758)
Total distributions from net realized gains	(20,914,598)	(602,752)

Share transactions–net:
Class A	(135,211,872)	(69,248,140)
Class B	(393,474)	(494,308)
Class C	(14,025,104)	(6,291,726)
Class Y	(21,498,414)	27,381
Class R5	(1,989,813)	(9,236,603)
Class R6	146,096,174	137,220
Net increase (decrease) in net assets resulting from share transactions	(27,022,503)	(85,106,176)
Net increase (decrease) in net assets	28,771,872	(166,024,739)

Net assets:
Beginning of year	1,018,787,602	1,184,812,341
End of year (includes undistributed net investment income of $5,900,795 and $(3,939,313), respectively)	$1,047,559,474	$1,018,787,602

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they

17                         Invesco Global Real Estate Income Fund

convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

18                         Invesco Global Real Estate Income Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide

19                         Invesco Global Real Estate Income Fund

for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursemnt (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursemnt to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $30,019.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to

20                         Invesco Global Real Estate Income Fund

the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $38,493 in front-end sales commissions from the sale of Class A shares and $3,318, $352 and $5,682 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended August 31, 2016, there were transfers from Level 1 to Level 2 of $35,818,777 and from Level 2 to Level 1 of $57,777,243, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$8,245,853	$62,416,681	$—	$70,662,534
Canada	26,830,485	—	—	26,830,485
China	3,860,474	2,489,849	—	6,350,323
France	34,206,454	—	—	34,206,454
Germany	8,783,056	—	—	8,783,056
Hong Kong	16,540,548	33,663,282	—	50,203,830
Ireland	—	2,533,466	—	2,533,466
Japan	44,674,669	18,240,449	—	62,915,118
Netherlands	7,091,758	—	—	7,091,758
Singapore	16,934,580	8,631,410	—	25,565,990
Sweden	4,961,832	—	—	4,961,832
Switzerland	1,984,430	—	—	1,984,430
United Kingdom	—	49,152,942	—	49,152,942
United States	510,050,854	184,368,798	—	694,419,652
Total Investments	$684,164,993	$361,496,877	$—	$1,045,661,870

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,290.

21                         Invesco Global Real Estate Income Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$31,012,320	$45,340,240
Long-term capital gain	20,914,567	3,581,849
Total distributions	$51,926,887	$48,922,089

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$22,929,504
Net unrealized appreciation — investments	41,390,133
Net unrealized appreciation (depreciation) — other investments	(28,769)
Temporary book/tax differences	(144,460)
Capital loss carryforward	(156,511)
Post-October capital loss deferral	(5,031,365)
Shares of beneficial interest	988,600,942
Total net assets	$1,047,559,474

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2016:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$156,511	$—	$156,511

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

22                         Invesco Global Real Estate Income Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $568,080,073 and $629,351,093, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$71,707,355
Aggregate unrealized (depreciation) of investment securities	(30,317,222)
Net unrealized appreciation of investment securities	$41,390,133

Cost of investments for tax purposes is $1,004,271,737.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on August 31, 2016, undistributed net investment income was increased by $7,817,389, undistributed net realized gain was decreased by $7,492,255 and shares of beneficial interest was decreased by $325,134. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	6,003,077	$52,782,040	14,146,624	$132,193,306
Class B	1,493	13,353	8,986	85,063
Class C	631,655	5,603,735	1,694,288	15,727,052
Class Y	13,141,894	116,381,172	16,793,913	155,523,659
Class R5	176,484	1,575,410	493,785	4,598,900
Class R6	16,972,317	149,555,587	81,299	757,438

Issued as reinvestment of dividends:
Class A	2,100,834	18,121,821	1,728,158	15,861,225
Class B	4,587	39,475	4,439	40,677
Class C	437,021	3,759,986	328,419	3,010,348
Class Y	2,012,635	17,313,889	1,662,514	15,213,953
Class R5	81,337	701,839	109,918	1,007,205
Class R6	178,842	1,589,958	7,578	69,582

Automatic conversion of Class B shares to Class A shares:
Class A	26,714	237,281	35,460	327,764
Class B	(26,744)	(237,281)	(35,507)	(327,764)

Reacquired:
Class A	(23,377,769)	(206,353,014)	(23,541,803)	(217,630,435)
Class B	(23,712)	(209,021)	(31,167)	(292,284)
Class C	(2,636,088)	(23,388,825)	(2,710,025)	(25,029,126)
Class Y	(17,697,872)	(155,193,475)	(18,509,565)	(170,710,231)
Class R5	(483,594)	(4,267,062)	(1,604,082)	(14,842,708)
Class R6	(552,776)	(5,049,371)	(74,210)	(689,800)
Net increase (decrease) in share activity	(3,029,665)	$(27,022,503)	(9,410,978)	$(85,106,176)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 9% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

23                         Invesco Global Real Estate Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period		Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$8.81	$0.30	$0.67	$0.97	$(0.28)	$(0.20)	$(0.48)	$9.30		11.54%	$385,887	1.24	%(d)	1.24	%(d)	3.37	%(d)	60%
Year ended 08/31/15	9.48	0.29	(0.57)	(0.28)	(0.38)	(0.01)	(0.39)	8.81		(3.08)	499,799	1.22		1.22		3.12		60
Year ended 08/31/14	8.52	0.29	1.19	1.48	(0.42)	(0.10)	(0.52)	9.48		18.13	609,824	1.27		1.27		3.26		61
Year ended 08/31/13	8.97	0.36	(0.31)	0.05	(0.50)	—	(0.50)	8.52		0.43	615,876	1.26		1.27		4.00		63
Year ended 08/31/12	8.39	0.41	0.57	0.98	(0.40)	—	(0.40)	8.97	(e)	12.19	318,464	1.31		1.31		4.82		49
Class B
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28		10.72	711	1.99	(d)	1.99	(d)	2.62	(d)	60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79		(3.83)	1,064	1.97		1.97		2.37		60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46		17.13	1,647	2.02		2.02		2.51		61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51		(0.23)	1,822	2.01		2.02		3.25		63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	—	(0.34)	8.95	(e)	11.49	1,606	2.06		2.06		4.07		49
Class C
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28		10.72	95,245	1.99	(d)	1.99	(d)	2.62	(d)	60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79		(3.83)	103,988	1.97		1.97		2.37		60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46		17.14	118,319	2.02		2.02		2.51		61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51		(0.23)	108,878	2.01		2.02		3.25		63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	—	(0.34)	8.95	(e)	11.49	44,790	2.06		2.06		4.07		49
Class Y
Year ended 08/31/16	8.79	0.32	0.67	0.99	(0.30)	(0.20)	(0.50)	9.28		11.84	396,910	0.99	(d)	0.99	(d)	3.62	(d)	60
Year ended 08/31/15	9.45	0.31	(0.55)	(0.24)	(0.41)	(0.01)	(0.42)	8.79		(2.75)	398,283	0.97		0.97		3.37		60
Year ended 08/31/14	8.50	0.32	1.17	1.49	(0.44)	(0.10)	(0.54)	9.45		18.33	428,854	1.02		1.02		3.51		61
Year ended 08/31/13	8.95	0.39	(0.32)	0.07	(0.52)	—	(0.52)	8.50		0.68	270,196	1.01		1.02		4.25		63
Year ended 08/31/12	8.36	0.43	0.58	1.01	(0.42)	—	(0.42)	8.95	(e)	12.62	114,525	1.06		1.06		5.07		49
Class R5
Year ended 08/31/16	8.81	0.33	0.67	1.00	(0.31)	(0.20)	(0.51)	9.30		11.91	12,898	0.90	(d)	0.90	(d)	3.71	(d)	60
Year ended 08/31/15	9.47	0.32	(0.56)	(0.24)	(0.41)	(0.01)	(0.42)	8.81		(2.68)	14,204	0.91		0.91		3.43		60
Year ended 08/31/14	8.52	0.32	1.18	1.50	(0.45)	(0.10)	(0.55)	9.47		18.40	24,749	0.91		0.91		3.62		61
Year ended 08/31/13	8.96	0.39	(0.30)	0.09	(0.53)	—	(0.53)	8.52		0.85	23,565	0.94		0.95		4.32		63
Year ended 08/31/12	8.38	0.44	0.57	1.01	(0.43)	—	(0.43)	8.96	(e)	12.63	30,076	0.98		0.98		5.15		49
Class R6
Year ended 08/31/16	8.81	0.34	0.67	1.01	(0.32)	(0.20)	(0.52)	9.30		12.00	155,908	0.82	(d)	0.82	(d)	3.79	(d)	60
Year ended 08/31/15	9.48	0.33	(0.57)	(0.24)	(0.42)	(0.01)	(0.43)	8.81		(2.70)	1,449	0.84		0.84		3.50		60
Year ended 08/31/14	8.52	0.34	1.18	1.52	(0.46)	(0.10)	(0.56)	9.48		18.62	1,420	0.87		0.87		3.66		61
Year ended 08/31/13(f)	8.98	0.38	(0.41)	(0.03)	(0.43)	—	(0.43)	8.52		(0.49)	60	0.86	(g)	0.87	(g)	4.40	(g)	63

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $414,626, $886, $98,206, $379,266, $12,824 and $57,820 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

24                         Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Global Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust, hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

25                         Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,104.00	$6.45	$1,019.00	$6.19	1.22%
B	1,000.00	1,098.90	10.39	1,015.23	9.98	1.97
C	1,000.00	1,098.90	10.39	1,015.23	9.98	1.97
Y	1,000.00	1,105.60	5.13	1,020.26	4.93	0.97
R5	1,000.00	1,105.80	4.71	1,020.66	4.52	0.89
R6	1,000.00	1,106.30	4.29	1,021.06	4.12	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

26                         Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Real Estate Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Global Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of the Broadridge performance universe for the one year period, the fifth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Fund invests in a mix or equity and fixed income securities and will likely underperform when equities meaningfully outperform bonds. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

27                         Invesco Global Real Estate Income Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

28                         Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$20,914,567
Qualified Dividend Income*	5.80%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Real Estate Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                             GREI-AR-1                                     Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016
Invesco Growth and Income Fund
Nasdaq: A: ACGIX ◾ B: ACGJX ◾ C: ACGKX ◾ R: ACGLX ◾ Y: ACGMX ◾ R5: ACGQX ◾ R6: GIFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused

US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2                         Invesco Growth and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Growth and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.93%
Class B Shares	7.94
Class C Shares	7.14
Class R Shares	7.69
Class Y Shares	8.24
Class R5 Shares	8.31
Class R6 Shares	8.46
S&P 500 Index▼ (Broad Market Index)	12.55
Russell 1000 Value Index▼ (Style-Specific Index)	12.92
Lipper Large-Cap Value Funds Index■ (Peer Group Index)	10.97

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended August 31, 2016, the US economy continued to expand, but the pace of economic growth slowed somewhat as weaker global growth and muted business investment weighed on the US economy. Hiring data were generally mixed, though the unemployment rate continued to decline, ending the reporting period at 4.9%.1 Oil prices remained at depressed levels, ending the reporting period essentially flat, but experiencing significant volatility along the way.

The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Still, uncertainty about further rate hikes greatly impacted equity markets. US equities posted gains for the reporting period and were fairly volatile. The reporting period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. However, stocks began 2016 on a negative note, driven by investor concerns about weakness in the Chinese economy, falling oil prices and uncertainty over Fed policy. Markets recovered in late February and posted gains until June – when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.2 In this environment, investors generally favored the perceived safety of government bonds, and more defensive, dividend-paying equities often found in the telecommunications services, utilities and consumer staples sectors.

Value stocks outperformed growth stocks for the reporting period, while small cap stocks outperformed large cap stocks. All sectors within the Russell 1000 Value Index had positive returns for the reporting period, with many sectors posting double-digit returns. The information technology (IT) sector posted the highest return, while the consumer discretionary sector had the lowest.

    Overweight exposure and stock selection in the consumer discretionary sector made a strong contribution to the Fund’s performance versus the style-specific benchmark for the reporting period. Within the sector, media stocks – specifically, Time Warner Cable, Comcast and Charter Communications – had a positive impact. Time Warner Cable merged with Charter Communications during the reporting period.

    The Fund’s overweight exposure to the IT sector also contributed to the Fund’s relative performance, and Applied Materials was a strong performer within the sector. Applied Materials’ stock performed well after management reported strong fourth quarter results and provided a positive outlook for 2016.

    The consumer staples sector also contributed to the Fund’s relative performance; Wal-Mart and Sysco were key contributors. Based on appreciation in the stocks, we took profits and sold the holdings before the close of the reporting period.

    The energy sector included some of the Fund’s top contributors and detractors. Canadian Natural Resources and Devon Energy were among the Fund’s top contributors, while Weatherford and Anadarko Petroleum were key detractors. Canadian Natural Resources stock rose sharply when analysts upgraded the stock, based on the potential for strong future cash flows from two upcoming expansions of the company’s Horizon oil sands project. Both Weatherford and Anadarko continued to face headwinds from persistently low oil prices. We sold Anadarko during the reporting period.

Portfolio Composition
By sector	% of total net assets

Financials	31.0%
Information Technology	13.7
Energy	13.1
Health Care	13.0
Consumer Discretionary	8.9
Industrials	7.3
Consumer Staples	4.7
Materials	2.5
Telecommunication Services	2.1
Utilities	1.5
Money Market Funds
Plus Other Assets Less Liabilities	2.2

Top 10 Equity Holdings*
% of total net assets

1. JPMorgan Chase & Co.	4.7%
2. Citigroup Inc.	4.3
3. Bank of America Corp.	3.1
4. Morgan Stanley	2.4
5. Merck & Co., Inc.	2.2
6. Apache Corp.	2.0
7. Devon Energy Corp.	2.0
8. Royal Dutch Shell PLC-Class A	2.0
9. Oracle Corp.	1.9
10. Carnival Corp.	1.9

Total Net Assets	$7.8 billion

Total Number of Holdings*	77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

4                         Invesco Growth and Income Fund

Weak stock selection within the financials sector was another key detractor from relative performance versus the Fund’s style-specific index. The Fund’s relative overweight exposure to large banks and stock selection within diversified financials hurt relative performance as investors worried about a prolonged low interest rate environment in light of the Fed’s comments and sluggish economic indicators. Within the sector, Citigroup and Voya were key detractors.

The health care sector also detracted from the Fund’s relative performance. Much of the Fund’s underperformance within the sector was attributable to its pharmaceutical holdings, such as Novartis, Sanofi and Teva Pharmaceuticals.

Sanofi’s stock declined after the French drug maker reported that it did not expect meaningful earnings growth over the next few years as the company explores the possible sale of some businesses and seeks to cut costs. Teva’s stock declined after company management announced a delay in the acquisition of a generic drug maker and we sold the holding by the close of the reporting period.

Stock selection in and underweight exposure to the materials sector also dampened the Fund’s relative performance. The Mosaic Company, a potash producer, was a large detractor, as concern about slowing emerging market economies and waning demand for fertilizer weighed on the stock.

The Fund’s underweight allocation to the telecommunication services and utilities sectors also detracted from relative performance. These sectors had some of the highest returns within the Russell 1000 Value Index. Investors gravitated to these sectors’ generally defensive nature and higher dividends. However, in our view, these areas are generally richly prized as valuations have been driven up due to high demand from investors seeking higher yields in a low-yield environment.

We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to its style-specific benchmark for the reporting period, largely due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

During the reporting period, we increased our exposure to the energy and materials sectors and reduced exposure to the consumer staples and health care sectors. At the end of the reporting period, the Fund’s largest overweight allocations relative to the style-specific benchmark were in the financials and consumer discretionary sectors, while the Fund was underweight the index in real estate and utilities stocks.

Equity markets were positive during the reporting period, but had significant volatility at times as macroeconomic events generally overshadowed company fundamentals in investors’ minds. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong or improving fundamentals. We believe that ultimately those strong and improving fundamentals may be reflected in the valuation of these companies’ stock prices.

Thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Labor Statistics

2 Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Growth and Income Fund. He joined
Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.

Brian Jurkash Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2000. Mr. Jurkash earned a
BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.
Sergio Marcheli Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a
BBA from the University of Houston and an MBA from the University of St. Thomas.
James Roeder Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in
2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.
Matthew Titus Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in
2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

5                         Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
■	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Growth and Income Fund

Average Annual Total Returns
As of 8/31/16, including maximum applicable sales charges
Class A Shares
Inception (8/1/46)	9.37%
10 Years	5.61
5 Years	11.52
1 Year	1.99

Class B Shares
Inception (8/2/93)	9.31%
10 Years	6.19
5 Years	12.55
1 Year	3.01

Class C Shares
Inception (8/2/93)	8.79%
10 Years	5.43
5 Years	11.96
1 Year	6.16

Class R Shares
Inception (10/1/02)	8.58%
10 Years	5.94
5 Years	12.51
1 Year	7.69

Class Y Shares
Inception (10/19/04)	7.81%
10 Years	6.48
5 Years	13.07
1 Year	8.24

Class R5 Shares
10 Years	6.45%
5 Years	13.19
1 Year	8.31

Class R6 Shares
10 Years	6.39%
5 Years	13.18
1 Year	8.46

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Average Annual Total Returns
As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (8/1/46)	9.29%
10 Years	5.28
5 Years	7.83
1 Year	-9.58

Class B Shares
Inception (8/2/93)	9.08%
10 Years	5.85
5 Years	8.78
1 Year	-8.68

Class C Shares
Inception (8/2/93)	8.56%
10 Years	5.10
5 Years	8.25
1 Year	-5.91

Class R Shares
Inception (10/1/02)	8.18%
10 Years	5.61
5 Years	8.78
1 Year	-4.57

Class Y Shares
Inception (10/19/04)	7.33%
10 Years	6.14
5 Years	9.33
1 Year	-4.09

Class R5 Shares
10 Years	6.11%
5 Years	9.45
1 Year	-3.99

Class R6 Shares
10 Years	6.05%
5 Years	9.41
1 Year	-3.90

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.84%, 0.84%, 1.59%, 1.09%, 0.59%, 0.48% and 0.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Growth and Income Fund

Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security,

currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	continued on page 6

8                         Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–97.77%
Aerospace & Defense–1.33%
General Dynamics Corp.	680,125	$103,528,627

Agricultural Products–0.69%
Archer-Daniels-Midland Co.	1,235,425	54,062,198

Application Software–1.03%
Citrix Systems, Inc.(b)	919,415	80,172,988

Asset Management & Custody Banks–2.53%
Northern Trust Corp.	1,187,224	83,806,142
State Street Corp.	1,615,728	113,488,735
		197,294,877

Auto Parts & Equipment–0.92%
Johnson Controls International PLC	1,643,423	71,784,717

Automobile Manufacturers–1.02%
General Motors Co.	2,496,260	79,680,619

Biotechnology–1.13%
Amgen Inc.	517,338	87,978,500

Broadcasting–0.28%
CBS Corp.–Class B	420,692	21,467,913

Cable & Satellite–2.39%
Charter Communications, Inc.–Class A(b)	262,539	67,527,656
Comcast Corp.–Class A	1,819,013	118,708,789
		186,236,445

Communications Equipment–2.88%
Cisco Systems, Inc.	4,377,656	137,633,505
Juniper Networks, Inc.	3,773,112	87,083,425
		224,716,930

Construction Machinery & Heavy Trucks–1.23%
Caterpillar Inc.	1,166,557	95,599,346

Data Processing & Outsourced Services–0.96%
PayPal Holdings, Inc.(b)	2,005,755	74,513,798

Diversified Banks–13.11%
Bank of America Corp.	14,898,977	240,469,489
Citigroup Inc.	7,034,736	335,838,297
Comerica Inc.	1,754,435	82,967,231
JPMorgan Chase & Co.	5,377,104	362,954,520
		1,022,229,537

Diversified Metals & Mining–0.60%
BHP Billiton Ltd. (Australia)	3,104,225	46,558,915

Drug Retail–1.54%
Walgreens Boots Alliance, Inc.	1,484,997	119,854,108

	Shares	Value
Electric Utilities–1.45%
FirstEnergy Corp.	1,245,170	$40,754,414
PG&E Corp.	1,171,090	72,537,315
		113,291,729

Fertilizers & Agricultural Chemicals–1.93%
Agrium Inc. (Canada)	472,732	45,552,456
Mosaic Co. (The)	3,481,946	104,702,116
		150,254,572

General Merchandise Stores–1.27%
Target Corp.	1,409,903	98,961,092

Health Care Equipment–2.67%
Baxter International Inc.	1,921,417	89,787,817
Medtronic PLC	1,359,206	118,291,698
		208,079,515

Health Care Services–0.71%
Express Scripts Holding Co.(b)	765,526	55,653,740

Home Improvement Retail–0.62%
Kingfisher PLC (United Kingdom)	9,928,674	48,383,418

Hotels, Resorts & Cruise Lines–1.90%
Carnival Corp.	3,100,993	148,227,465

Industrial Conglomerates–1.79%
General Electric Co.	4,469,088	139,614,309

Industrial Machinery–1.00%
Ingersoll-Rand PLC	1,148,562	78,090,730

Insurance Brokers–2.95%
Aon PLC	847,526	94,372,020
Marsh & McLennan Cos., Inc.	960,713	64,973,020
Willis Towers Watson PLC	568,699	70,524,363
		229,869,403

Integrated Oil & Gas–5.30%
Exxon Mobil Corp.	862,137	75,126,618
Occidental Petroleum Corp.	1,192,952	91,678,361
Royal Dutch Shell PLC–Class A (United Kingdom)	6,278,480	153,390,523
TOTAL S.A. (France)	1,945,951	92,793,622
		412,989,124

Integrated Telecommunication Services–1.22%
Koninklijke KPN N.V. (Netherlands)	2,674,464	8,731,917
Orange S.A. (France)	1,241,939	18,965,043
Verizon Communications Inc.	1,296,274	67,834,018
		95,530,978

Internet Software & Services–1.24%
eBay Inc.(b)	3,006,234	96,680,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Growth and Income Fund

	Shares	Value
Investment Banking & Brokerage–4.47%
Charles Schwab Corp. (The)	2,539,449	$79,891,066
Goldman Sachs Group, Inc. (The)	474,629	80,430,630
Morgan Stanley	5,882,983	188,608,435
		348,930,131

Managed Health Care–1.58%
Anthem, Inc.	442,115	55,299,744
UnitedHealth Group Inc.	497,055	67,624,333
		122,924,077

Movies & Entertainment–0.83%
Time Warner Inc.	828,613	64,971,545

Oil & Gas Equipment & Services–2.01%
Baker Hughes Inc.	2,446,458	120,194,482
Weatherford International PLC(b)	6,625,050	36,239,023
		156,433,505

Oil & Gas Exploration & Production–5.75%
Apache Corp.	3,165,394	157,320,082
Canadian Natural Resources Ltd. (Canada)	4,332,895	134,577,964
Devon Energy Corp.	3,610,084	156,424,940
		448,322,986

Other Diversified Financial Services–0.59%
Voya Financial, Inc.	1,566,193	45,795,483

Packaged Foods & Meats–1.28%
Mondelez International, Inc.–Class A	2,213,381	99,646,413

Pharmaceuticals–6.88%
Eli Lilly and Co.	1,043,080	81,099,470
Merck & Co., Inc.	2,694,357	169,178,676
Novartis AG (Switzerland)	994,985	78,299,872
Pfizer Inc.	4,008,081	139,481,219
Sanofi (France)	890,580	68,613,962
		536,673,199

Publishing–0.61%
Thomson Reuters Corp.	1,153,645	47,778,595

Railroads–1.05%
CSX Corp.	2,908,642	82,256,396

	Shares	Value
Regional Banks–6.69%
BB&T Corp.	1,753,231	$67,499,393
Citizens Financial Group Inc.	5,747,036	142,354,082
Fifth Third Bancorp	5,408,215	109,029,614
First Horizon National Corp.	4,193,562	64,496,984
PNC Financial Services Group, Inc. (The)	1,536,598	138,447,480
		521,827,553

Semiconductor Equipment–1.19%
Applied Materials, Inc.	3,111,530	92,848,055

Semiconductors–2.99%
Intel Corp.	2,935,997	105,372,932
QUALCOMM, Inc.	2,022,868	127,582,285
		232,955,217

Specialized Finance–0.70%
CME Group Inc.–Class A	503,104	54,511,318

Systems Software–3.40%
Microsoft Corp.	1,998,792	114,850,588
Oracle Corp.	3,638,694	149,986,967
		264,837,555

Tobacco–1.21%
Philip Morris International Inc.	946,090	94,542,774

Wireless Telecommunication Services–0.85%
Vodafone Group PLC–ADR (United Kingdom)	2,169,380	66,491,497
Total Common Stocks & Other Equity Interests (Cost $5,733,258,990)		7,623,052,377

Money Market Funds–2.17%
Liquid Assets Portfolio–Institutional Class, 0.38%(c)	84,603,600	84,603,600
Premier Portfolio–Institutional Class, 0.37%(c)	84,603,600	84,603,600
Total Money Market Funds (Cost $169,207,200)		169,207,200
TOTAL INVESTMENTS–99.94% (Cost $5,902,466,190)		7,792,259,577
OTHER ASSETS LESS LIABILITIES–0.06%		4,940,128
NET ASSETS–100.00%		$7,797,199,705

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $5,733,258,990)	$7,623,052,377
Investments in affiliated money market funds, at value and cost	169,207,200
Total investments, at value (Cost $5,902,466,190)	7,792,259,577
Foreign currencies, at value (Cost $178,777)	179,940
Receivable for:
Investments sold	9,889,911
Fund shares sold	4,538,346
Dividends	19,110,988
Custody expenses reimbursed	203,100
Investment for trustee deferred compensation and retirement plans	617,100
Unrealized appreciation on forward foreign currency contracts outstanding	2,324,890
Other assets	79,874
Total assets	7,829,203,726

Liabilities:
Payable for:
Investments purchased	3,352,003
Fund shares reacquired	21,804,153
Accrued fees to affiliates	4,205,541
Accrued trustees’ and officers’ fees and benefits	20,280
Accrued other operating expenses	320,122
Trustee deferred compensation and retirement plans	724,618
Unrealized depreciation on forward foreign currency contracts outstanding	1,577,304
Total liabilities	32,004,021
Net assets applicable to shares outstanding	$7,797,199,705

Net assets consist of:
Shares of beneficial interest	$5,625,608,464
Undistributed net investment income	38,197,510
Undistributed net realized gain	242,939,994
Net unrealized appreciation	1,890,453,737
$7,797,199,705

Net Assets:
Class A	$4,058,587,871
Class B	$33,761,946
Class C	$290,579,224
Class R	$116,837,455
Class Y	$1,851,513,079
Class R5	$765,516,448
Class R6	$680,403,682

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	161,536,393
Class B	1,355,132
Class C	11,696,980
Class R	4,647,978
Class Y	73,625,257
Class R5	30,410,948
Class R6	27,024,059
Class A:
Net asset value per share	$25.12
Maximum offering price per share
(Net asset value of $25.12 ÷ 94.50%)	$26.58
Class B:
Net asset value and offering price per share	$24.91
Class C:
Net asset value and offering price per share	$24.84
Class R:
Net asset value and offering price per share	$25.14
Class Y:
Net asset value and offering price per share	$25.15
Class R5:
Net asset value and offering price per share	$25.17
Class R6:
Net asset value and offering price per share	$25.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $4,683,527)	$187,700,735
Dividends from affiliated money market funds	695,059
Total investment income	188,395,794

Expenses:
Advisory fees	27,648,106
Administrative services fees	713,770
Custodian fees	95,210
Distribution fees:
Class A	10,283,240
Class B	102,508
Class C	2,861,613
Class R	614,952
Transfer agent fees — A, B, C, R and Y	12,507,585
Transfer agent fees — R5	754,016
Transfer agent fees — R6	19,223
Trustees’ and officers’ fees and benefits	163,643
Registration and filing fees	182,958
Reports to shareholders	565,507
Professional services fees	115,060
Other	189,974
Total expenses	56,817,365
Less: Fees waived and expense offset arrangement(s)	(340,182)
Net expenses	56,477,183
Net investment income	131,918,611

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $95,189)	287,047,528
Foreign currencies	286,187
Forward foreign currency contracts	39,499,828
326,833,543
Change in net unrealized appreciation (depreciation) of:
Investment securities	126,766,694
Foreign currencies	(13,334)
Forward foreign currency contracts	(5,656,933)
121,096,427
Net realized and unrealized gain	447,929,970
Net increase in net assets resulting from operations	$579,848,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$131,918,611	$128,816,413
Net realized gain	326,833,543	711,943,080
Change in net unrealized appreciation (depreciation)	121,096,427	(1,039,891,789)
Net increase (decrease) in net assets resulting from operations	579,848,581	(199,132,296)

Distributions to shareholders from net investment income:
Class A	(73,319,037)	(95,852,748)
Class B	(755,848)	(1,361,186)
Class C	(3,001,913)	(3,750,293)
Class R	(1,911,040)	(2,785,361)
Class Y	(36,070,365)	(46,673,590)
Class R5	(15,839,561)	(18,554,045)
Class R6	(15,063,080)	(16,315,170)
Total distributions from net investment income	(145,960,844)	(185,292,393)

Distributions to shareholders from net realized gains:
Class A	(293,157,703)	(452,856,740)
Class B	(3,128,396)	(6,596,296)
Class C	(20,896,404)	(29,434,651)
Class R	(9,082,838)	(15,312,972)
Class Y	(123,300,010)	(194,870,035)
Class R5	(50,003,257)	(71,525,594)
Class R6	(46,577,661)	(60,590,022)
Total distributions from net realized gains	(546,146,269)	(831,186,310)

Share transactions–net:
Class A	(323,407,907)	(190,458,025)
Class B	(15,683,027)	(22,934,232)
Class C	(14,357,608)	18,566,173
Class R	(19,270,295)	(20,329,574)
Class Y	(16,021,938)	(21,583,356)
Class R5	29,843,461	(30,967,417)
Class R6	(27,669,107)	163,697,019
Net increase (decrease) in net assets resulting from share transactions	(386,566,421)	(104,009,412)
Net increase (decrease) in net assets	(498,824,953)	(1,319,620,411)

Net assets:
Beginning of year	8,296,024,658	9,615,645,069
End of year (includes undistributed net investment income of $38,197,510 and $51,413,847, respectively)	$7,797,199,705	$8,296,024,658

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain

13                         Invesco Growth and Income Fund

circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

14                         Invesco Growth and Income Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Growth and Income Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $329,269.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $435,001 in front-end sales commissions from the sale of Class A shares and $15,382, $2,645 and $11,428 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16                         Invesco Growth and Income Fund

For the year ended August 31, 2016, the Fund incurred $35,124 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended August 31, 2016, there were transfers from Level 2 to Level 1 of $401,829,896 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$7,745,700,662	$46,558,915	$—	$7,792,259,577
Forward Foreign Currency Contracts*	—	747,586	—	747,586
Total Investments	$7,745,700,662	$47,306,501	$—	$7,793,007,163

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$2,324,890	$(1,577,304)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended August 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$39,499,828
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(5,656,933)
Total	$33,842,895

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$800,550,835

17                         Invesco Growth and Income Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/16/16	Bank of New York Mellon (The)	AUD	18,831,368	USD	14,540,641	$14,148,652	$391,989
09/16/16	State Street Bank and Trust Co.	AUD	29,005,861	USD	22,327,920	21,793,097	534,823
09/16/16	Bank of New York Mellon (The)	CAD	90,674,232	USD	69,445,718	69,151,677	294,041
09/16/16	State Street Bank and Trust Co.	CAD	90,674,318	USD	69,426,110	69,151,742	274,368
09/16/16	Bank of New York Mellon (The)	CHF	30,452,948	USD	31,248,856	30,993,991	254,865
09/16/16	State Street Bank and Trust Co.	CHF	30,452,903	USD	31,241,181	30,993,946	247,235
09/16/16	Bank of New York Mellon (The)	EUR	69,084,225	USD	77,267,942	77,115,672	152,270
09/16/16	State Street Bank and Trust Co.	EUR	69,084,357	USD	77,282,943	77,115,819	167,124
09/16/16	Bank of New York Mellon (The)	GBP	76,822,707	USD	100,153,763	100,921,366	(767,603)
09/16/16	State Street Bank and Trust Co.	GBP	78,913,520	USD	102,908,504	103,668,049	(759,545)
09/16/16	State Street Bank and Trust Co.	USD	459,606	CAD	596,548	454,950	(4,656)
09/16/16	State Street Bank and Trust Co.	USD	201,963	CHF	196,534	200,026	(1,937)
09/16/16	State Street Bank and Trust Co.	USD	7,665,753	EUR	6,828,354	7,622,190	(43,563)
09/16/16	State Street Bank and Trust Co.	USD	492,155	GBP	380,858	500,330	8,175
Total Open Forward Foreign Currency Contracts — Currency Risk							$747,586

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2016.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Bank of New York Mellon (The)	$1,093,165	$(767,603)	$—	$—	$325,562
State Street Bank and Trust Co.	1,231,725	(809,701)	—	—	422,024
Total	$2,324,890	$(1,577,304)	$—	$—	$747,586

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
Bank of New York Mellon (The)	$767,603	$(767,603)	$—	$—	$—
State Street Bank and Trust Co.	809,701	(809,701)	—	—	—
Total	$1,577,304	$(1,577,304)	$—	$—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016, the Fund engaged in securities sales of $736,710, which resulted in net realized gains of $95,189.

18                         Invesco Growth and Income Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,913.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$149,079,878	$262,808,879
Long-term capital gain	543,027,235	753,669,824
Total distributions	$692,107,113	$1,016,478,703

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$38,954,521
Undistributed long-term gain	281,392,835
Net unrealized appreciation — investments	1,852,088,133
Net unrealized appreciation (depreciation) — other investments	(87,237)
Temporary book/tax differences	(757,011)
Shares of beneficial interest	5,625,608,464
Total net assets	$7,797,199,705

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2016.

19                         Invesco Growth and Income Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $1,379,199,294 and $2,328,330,516, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,075,472,235
Aggregate unrealized (depreciation) of investment securities	(223,384,102)
Net unrealized appreciation of investment securities	$1,852,088,133

Cost of investments for tax purposes is $5,940,171,444.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and excise taxes on August 31, 2016, undistributed net investment income was increased by $825,896, undistributed net realized gain was decreased by $793,436 and shares of beneficial interest was decreased by $32,460. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	13,888,230	$329,831,528	17,888,584	$485,903,239
Class B	9,827	231,250	24,494	667,225
Class C	929,006	22,009,870	1,253,277	33,557,232
Class R	871,827	20,756,781	1,075,763	29,268,433
Class Y	14,844,058	350,033,999	18,424,623	503,537,339
Class R5	8,561,339	202,505,618	8,520,759	231,266,680
Class R6	11,253,391	264,749,098	10,683,508	288,569,077

Issued as reinvestment of dividends:
Class A	14,929,358	347,452,762	20,187,250	521,859,531
Class B	160,484	3,704,088	295,592	7,581,858
Class C	950,040	21,853,303	1,183,905	30,214,201
Class R	472,027	10,989,746	699,242	18,074,952
Class Y	6,543,982	152,451,677	8,962,519	232,043,868
Class R5	2,823,837	65,842,337	3,472,896	90,078,761
Class R6	2,570,990	59,975,763	2,877,870	74,651,350

Automatic conversion of Class B shares to Class A shares:
Class A	594,113	14,111,242	815,263	22,186,231
Class B	(599,113)	(14,111,242)	(821,538)	(22,186,231)

Reacquired:
Class A	(42,824,400)	(1,014,803,439)	(44,887,223)	(1,220,407,026)
Class B	(234,188)	(5,507,123)	(332,033)	(8,997,084)
Class C	(2,481,910)	(58,220,781)	(1,680,802)	(45,205,260)
Class R	(2,161,064)	(51,016,822)	(2,495,100)	(67,672,959)
Class Y	(21,869,196)	(518,507,614)	(27,829,736)	(757,164,563)
Class R5	(9,959,665)	(238,504,494)	(12,993,861)	(352,312,858)
Class R6	(15,047,543)	(352,393,968)	(7,359,673)	(199,523,408)
Net increase (decrease) in share activity	(15,774,570)	$(386,566,421)	(2,034,421)	$(104,009,412)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Growth and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$25.44	$0.38		$1.44	$1.82	$(0.42)	$(1.72)	$(2.14)	$25.12	7.93%		$4,058,588	0.83	%(d)	0.83	%(d)	1.59	%(d)	18%
Year ended 08/31/15	29.30	0.35		(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.44	(2.61)		4,450,596	0.84		0.84		1.29		23
Year ended 08/31/14	24.92	0.55	(e)	4.78	5.33	(0.33)	(0.62)	(0.95)	29.30	21.84		5,302,375	0.83		0.84		2.03	(e)	31
Year ended 08/31/13	20.48	0.31		4.47	4.78	(0.34)	—	(0.34)	24.92	23.57		4,766,860	0.81		0.82		1.37		29
Year ended 08/31/12	18.01	0.32		2.42	2.74	(0.27)	—	(0.27)	20.48	15.33		4,266,135	0.83		0.84		1.66		25
Class B
Year ended 08/31/16	25.24	0.38		1.43	1.81	(0.42)	(1.72)	(2.14)	24.91	7.94	(f)	33,762	0.83	(d)(f)	0.83	(d)(f)	1.59	(d)(f)	18
Year ended 08/31/15	29.10	0.35		(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.24	(2.65	)(f)	50,939	0.84	(f)	0.84	(f)	1.29	(f)	23
Year ended 08/31/14	24.75	0.54	(e)	4.75	5.29	(0.32)	(0.62)	(0.94)	29.10	21.86	(f)	82,970	0.83	(f)	0.84	(f)	2.03	(e)(f)	31
Year ended 08/31/13	20.34	0.31		4.44	4.75	(0.34)	—	(0.34)	24.75	23.57	(f)	101,723	0.81	(f)	0.82	(f)	1.37	(f)	29
Year ended 08/31/12	17.88	0.31		2.41	2.72	(0.26)	—	(0.26)	20.34	15.37	(f)	124,930	0.81	(f)	0.82	(f)	1.68	(f)	25
Class C
Year ended 08/31/16	25.17	0.20		1.43	1.63	(0.24)	(1.72)	(1.96)	24.84	7.14	(g)	290,579	1.55	(d)(g)	1.55	(d)(g)	0.87	(d)(g)	18
Year ended 08/31/15	29.01	0.15		(1.08)	(0.93)	(0.33)	(2.58)	(2.91)	25.17	(3.33)		309,526	1.59		1.59		0.54		23
Year ended 08/31/14	24.68	0.34	(e)	4.73	5.07	(0.12)	(0.62)	(0.74)	29.01	20.94		334,902	1.58		1.59		1.28	(e)	31
Year ended 08/31/13	20.29	0.14		4.42	4.56	(0.17)	—	(0.17)	24.68	22.63		289,458	1.56		1.57		0.62		29
Year ended 08/31/12	17.84	0.18		2.40	2.58	(0.13)	—	(0.13)	20.29	14.53	(g)	254,679	1.55	(g)	1.56	(g)	0.94	(g)	25
Class R
Year ended 08/31/16	25.45	0.32		1.45	1.77	(0.36)	(1.72)	(2.08)	25.14	7.69		116,837	1.08	(d)	1.08	(d)	1.34	(d)	18
Year ended 08/31/15	29.31	0.29		(1.10)	(0.81)	(0.47)	(2.58)	(3.05)	25.45	(2.86)		139,084	1.09		1.09		1.04		23
Year ended 08/31/14	24.93	0.48	(e)	4.78	5.26	(0.26)	(0.62)	(0.88)	29.31	21.53		181,301	1.08		1.09		1.78	(e)	31
Year ended 08/31/13	20.49	0.25		4.47	4.72	(0.28)	—	(0.28)	24.93	23.26		170,691	1.06		1.07		1.12		29
Year ended 08/31/12	18.02	0.27		2.42	2.69	(0.22)	—	(0.22)	20.49	15.03		147,659	1.08		1.09		1.41		25
Class Y
Year ended 08/31/16	25.46	0.44		1.46	1.90	(0.49)	(1.72)	(2.21)	25.15	8.24		1,851,513	0.58	(d)	0.58	(d)	1.84	(d)	18
Year ended 08/31/15	29.33	0.42		(1.10)	(0.68)	(0.61)	(2.58)	(3.19)	25.46	(2.39)		1,886,928	0.59		0.59		1.54		23
Year ended 08/31/14	24.94	0.62	(e)	4.78	5.40	(0.39)	(0.62)	(1.01)	29.33	22.17		2,186,472	0.58		0.59		2.28	(e)	31
Year ended 08/31/13	20.50	0.37		4.47	4.84	(0.40)	—	(0.40)	24.94	23.86		1,826,646	0.56		0.57		1.62		29
Year ended 08/31/12	18.03	0.36		2.42	2.78	(0.31)	—	(0.31)	20.50	15.60		1,504,586	0.58		0.59		1.91		25
Class R5
Year ended 08/31/16	25.49	0.46		1.45	1.91	(0.51)	(1.72)	(2.23)	25.17	8.31		765,516	0.48	(d)	0.48	(d)	1.94	(d)	18
Year ended 08/31/15	29.36	0.45		(1.10)	(0.65)	(0.64)	(2.58)	(3.22)	25.49	(2.29)		738,797	0.48		0.48		1.65		23
Year ended 08/31/14	24.97	0.65	(e)	4.78	5.43	(0.42)	(0.62)	(1.04)	29.36	22.27		880,275	0.47		0.48		2.39	(e)	31
Year ended 08/31/13	20.53	0.39		4.47	4.86	(0.42)	—	(0.42)	24.97	23.96		718,816	0.47		0.48		1.71		29
Year ended 08/31/12	18.05	0.39		2.43	2.82	(0.34)	—	(0.34)	20.53	15.80		697,346	0.46		0.47		2.03		25
Class R6
Year ended 08/31/16	25.49	0.49		1.46	1.95	(0.54)	(1.72)	(2.26)	25.18	8.46		680,404	0.38	(d)	0.38	(d)	2.04	(d)	18
Year ended 08/31/15	29.36	0.48		(1.10)	(0.62)	(0.67)	(2.58)	(3.25)	25.49	(2.19)		720,155	0.38		0.38		1.75		23
Year ended 08/31/14	24.97	0.68	(e)	4.78	5.46	(0.45)	(0.62)	(1.07)	29.36	22.38		647,350	0.38		0.39		2.48	(e)	31
Year ended 08/31/13(h)	21.23	0.43		3.66	4.09	(0.35)	—	(0.35)	24.97	19.45		335,549	0.38	(i)	0.38	(i)	1.80	(i)	29

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,116,589, $41,003, $293,444, $122,990, $1,786,085, $754,061 and $678,143 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 1.24%, $0.33 and 1.24%, $0.13 and 0.49%, $0.27 and 0.99%, $0.41 and 1.49%, $0.44 and 1.60% and $0.47 and 1.69% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.23% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.97% for the years ended August 31, 2016 and 2012, respectively.
(h)	Commencement date of September 24, 2012.
(i)	Annualized.

21                         Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

22                         Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,170.40	$4.47	$1,021.01	$4.17	0.82%
B	1,000.00	1,170.40	4.47	1,021.01	4.17	0.82
C	1,000.00	1,166.10	8.33	1,017.44	7.76	1.53
R	1,000.00	1,168.80	5.83	1,019.76	5.43	1.07
Y	1,000.00	1,172.20	3.11	1,022.27	2.90	0.57
R5	1,000.00	1,172.10	2.62	1,022.72	2.44	0.48
R6	1,000.00	1,173.10	2.08	1,023.23	1.93	0.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                         Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Growth and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016 and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

24                         Invesco Growth and Income Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of two funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board;

and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

25                         Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$543,027,235
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$3,625,131

26                         Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Growth and Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-GRI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016
Invesco Low Volatility Equity Yield Fund
Nasdaq: A: SCAUX ¡ B: SBCUX ¡ C: SCCUX ¡ R: SCRUX ¡ Y: SCAYX ¡ Investor: SCNUX ¡ R5: SCIUX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Low Volatility Equity Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.40%
Class B Shares	8.57
Class C Shares	8.59
Class R Shares	9.16
Class Y Shares	9.64
Investor Class Shares	9.38
Class R5 Shares	9.82
S&P 500 Index▼ (Broad Market Index)	12.55
Russell 1000 Index▼ (Style-Specific Index)	11.69
Lipper Equity Income Funds Index■ (Peer Group Index)	11.99

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended August 31, 2016, the US economy continued to expand, but the pace of economic growth slowed somewhat as weaker global growth and muted business investment weighed on the US economy. Hiring data were generally mixed, though the unemployment rate continued to decline, ending the reporting period at 4.9%.1 Oil prices remained at depressed levels, ending the reporting period essentially flat, but experiencing significant volatility along the way.

    The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Still, uncertainty about further rate hikes greatly impacted equity markets. US equities posted gains for the reporting period and were fairly volatile.

The reporting period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. However, stocks began 2016 on a negative note, driven by investor concerns about weakness in the Chinese economy, falling oil prices and uncertainty over Fed policy. Markets recovered in late February and posted gains until June – when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.2 In this environment, investors generally favored the perceived safety of government bonds, and more defensive, dividend-paying equities often found in the telecommunications services, utilities and consumer staples sectors.

    The Fund seeks a higher return and income potential than the Russell 1000

Index with potentially less volatile stocks. The Fund attempts to do this through its stock selection process, in which we systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank these securities based on their attractiveness relative to industry peers.

    During the fiscal year, performance was mixed across sectors of the Fund and its style-specific benchmark. The consumer discretionary, energy, health care and information technology (IT) sectors detracted from Fund performance, while the financials and utilities sectors contributed to Fund performance. In addition, the Fund’s underweight allocation in the IT sector was a drag on performance compared to the style-specific index. The Fund ended the reporting period with overweight allocations in the consumer staples, financials and utilities sectors, and underweight allocations in the consumer discretionary, health care, industrial and IT sectors.

    The largest individual contributor for the reporting period was Newmont Mining. The company posted strong returns due to higher gold prices and a rise in global commodity prices.

    In the consumer staples sector, Nu Skin Enterprises rose due to a key investment from a group of Chinese investors, as well as positive revenue guidance from its management.

    Several retailers failed to deliver positive returns, which hurt the Fund’s relative performance versus its style-specific benchmark. GameStop announced disappointing quarterly sales. The company’s guidance fell short of expectations and its share price struggled during the reporting period. GameStop was no longer held at the end of the reporting period.

Portfolio Composition
By sector	% of total net assets

Financials	20.3%
Consumer Staples	16.2
Consumer Discretionary	12.5
Utilities	10.2
Health Care	7.6
Information Technology	7.6
Telecommunication Services	6.1
Industrials	5.8
Materials	5.8
Energy	4.7
U.S. Treasury Bills, Money Market Funds, Plus Other Assets Less Liabilities	3.2

Top 10 Equity Holdings*
% of total net assets

1.	Entergy Corp.	1.9%
2.	Altria Group, Inc.	1.9
3.	Annaly Capital Management Inc.	1.8
4.	Best Buy Co., Inc.	1.8
5.	Merck & Co., Inc.	1.8
6.	Tyson Foods, Inc.-Class A	1.7
7.	Senior Housing Properties Trust	1.7
8.	Nu Skin Enterprises, Inc.-Class A	1.7
9.	Darden Restaurants, Inc.	1.6
10.	HP Inc.	1.6

Total Net Assets	$280.3 million

Total Number of Holdings*	123

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

4                         Invesco Low Volatility Equity Yield Fund

    Within the energy sector, Noble suffered from volatility in energy prices as exploration capital expenditures budgets were cut dramatically.

    Yield sectors were challenged toward the end of the fiscal year as odds of a Fed rate increase grew following stronger-than-expected economic data. Similarly, the portfolio’s allocation to gold mining companies, a significant driver of returns throughout 2016, detracted from Fund performance as higher interest rates increased the carrying cost of gold, making it less attractive to investors.

    The Fund uses a balanced multi-factor approach to forecast returns focusing on four investment concepts – Earnings Expectations, Market Sentiment, Management and Quality, and Value. Early in the fiscal year when equity markets suffered severe declines, investors favored higher quality companies. That sentiment quickly reversed in mid-February when the price of oil bottomed and the Fed’s posture stalled. During the next six months, investors became less risk averse and favored lower quality, weaker balance sheet companies over their higher quality, stronger balance sheet counterparts. This was particularly observable in the energy sector. Our focus on Management and Quality favors companies that do not rely on external financing and employ prudent balance sheet management. These companies underperformed especially as high yield bond spreads collapsed and funding opportunities opened up.

    We also seek lower volatility than a comparable capitalization-weighted benchmark. With the rally since mid-February, the Fund lagged its style-specific benchmark.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which generated a negative return and were a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We welcome new investors who joined the Fund during the fiscal year and thank all our shareholders for your investment in Invesco Low Volatility Equity Yield Fund.

1 Source: Bureau of Labor Statistics

2 Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Charles Ko

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Anthony Munchak

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Andrew Waisburd

Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2008. Dr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                         Invesco Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Equity Income Funds Index is an unmanaged Index considered representative of equity income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Low Volatility Equity Yield Fund

Average Annual Total Returns As of 8/31/16, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	4.02%
10 Years	4.00
5 Years	9.43
1 Year	3.35

Class B Shares
Inception (3/31/06)	4.00%
10 Years	3.98
5 Years	9.58
1 Year	3.57

Class C Shares
Inception (3/31/06)	3.80%
10 Years	3.80
5 Years	9.84
1 Year	7.59

Class R Shares
Inception (3/31/06)	4.34%
10 Years	4.34
5 Years	10.40
1 Year	9.16

Class Y Shares
10 Years	4.81%
5 Years	10.96
1 Year	9.64

Investor Class Shares
10 Years	4.60%
5 Years	10.68
1 Year	9.38

Class R5 Shares
Inception (3/31/06)	4.92%
10 Years	4.93
5 Years	11.10
1 Year	9.82

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge

Average Annual Total Returns As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	4.10%
10 Years	4.32
5 Years	7.60
1 Year	-1.77

Class B Shares
Inception (3/31/06)	4.08%
10 Years	4.32
5 Years	7.71
1 Year	-1.88

Class C Shares
Inception (3/31/06)	3.89%
10 Years	4.14
5 Years	8.02
1 Year	2.22

Class R Shares
Inception (3/31/06)	4.42%
10 Years	4.67
5 Years	8.56
1 Year	3.73

Class Y Shares
10 Years	5.14%
5 Years	9.10
1 Year	4.24

Investor Class Shares
10 Years	4.93%
5 Years	8.82
1 Year	3.98

Class R5 Shares
Inception (3/31/06)	5.01%
10 Years	5.25
5 Years	9.24
1 Year	4.41

unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares was 1.15%, 1.90%, 1.90%, 1.40%, 0.90%, 1.15% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Low Volatility Equity Yield Fund

Invesco Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	continued on page 6

8                         Invesco Low Volatility Equity Yield Fund

Schedule of Investments(a)

August 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–96.75%
Aerospace & Defense–2.11%
Boeing Co. (The)	31,100	$4,025,895
BWX Technologies, Inc.	3,900	151,359
Huntington Ingalls Industries, Inc.	9,500	1,569,115
Spirit AeroSystems Holdings, Inc.–Class A(b)	3,600	164,952
		5,911,321

Agricultural Products–0.31%
Ingredion Inc.	6,400	876,544

Apparel Retail–2.61%
Abercrombie & Fitch Co.–Class A	101,700	1,804,158
American Eagle Outfitters, Inc.	234,500	4,347,630
Chico’s FAS, Inc.	21,600	273,888
Urban Outfitters, Inc.(b)	24,500	878,325
		7,304,001

Application Software–0.07%
Nuance Communications, Inc.(b)	13,500	196,830

Biotechnology–4.38%
AbbVie Inc.	55,700	3,570,370
Biogen Inc.(b)	11,680	3,569,759
Cepheid(b)	7,700	264,264
Gilead Sciences, Inc.	52,300	4,099,274
PDL BioPharma Inc.	264,000	768,240
		12,271,907

Building Products–0.43%
Owens Corning	22,100	1,213,732

Commercial Printing–0.84%
R. R. Donnelley & Sons Co.	137,300	2,347,830

Commodity Chemicals–0.31%
Cabot Corp.	17,400	867,564

Communications Equipment–1.93%
Cisco Systems, Inc.	145,400	4,571,376
Motorola Solutions, Inc.	10,800	831,492
		5,402,868

Computer & Electronics Retail–2.14%
Best Buy Co., Inc.	133,700	5,144,776
Rent-A-Center, Inc.	69,600	850,512
		5,995,288

Construction Machinery & Heavy Trucks–0.57%
Allison Transmission Holdings, Inc.	57,200	1,586,728

Consumer Finance–0.30%
Navient Corp.	57,800	831,164

Data Processing & Outsourced Services–0.06%
Western Union Co. (The)	8,200	176,464

	Shares	Value
Department Stores–1.42%
Kohl’s Corp.	89,900	$3,989,762

Diversified REIT’s–0.48%
Lexington Realty Trust	95,800	1,033,682
PS Business Parks, Inc.	2,800	310,184
		1,343,866

Electric Utilities–5.76%
Entergy Corp.	68,300	5,341,060
Exelon Corp.	123,200	4,188,800
FirstEnergy Corp.	127,800	4,182,894
PPL Corp.	70,200	2,441,556
		16,154,310

Electrical Components & Equipment–0.94%
Eaton Corp. PLC	22,300	1,483,842
General Cable Corp.	71,300	1,150,069
		2,633,911

Environmental & Facilities Services–0.86%
Waste Management, Inc.	37,800	2,416,932

Food Distributors–1.44%
Sysco Corp.	77,600	4,024,336

Gas Utilities–0.62%
National Fuel Gas Co.	20,000	1,141,200
Southwest Gas Corp.	8,400	586,488
		1,727,688

Gold–4.16%
Barrick Gold Corp. (Canada)	259,000	4,405,590
Kinross Gold Corp. (Canada)(b)	865,700	3,454,143
Newmont Mining Corp.	19,700	753,328
Yamana Gold Inc. (Brazil)	753,100	3,034,993
		11,648,054

Health Care REIT’s–2.25%
Care Capital Properties, Inc.	12,500	374,875
National Health Investors, Inc.	14,600	1,172,088
Senior Housing Properties Trust	212,900	4,756,186
		6,303,149

Hotel and Resort REIT’s–0.44%
Hospitality Properties Trust	40,200	1,225,698

Household Products–0.15%
Procter & Gamble Co. (The)	4,900	427,819

Hypermarkets & Super Centers–1.48%
Wal-Mart Stores, Inc.	58,100	4,150,664

Industrial Machinery–0.23%
Kennametal Inc.	11,100	310,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Industrial Machinery–(continued)
Timken Co. (The)	9,600	$325,152
		635,508

Integrated Oil & Gas–1.49%
Occidental Petroleum Corp.	54,500	4,188,325

Integrated Telecommunication Services–6.02%
AT&T Inc.	102,200	4,177,936
BCE Inc. (Canada)	86,400	4,034,880
CenturyLink Inc.	162,400	4,514,720
Verizon Communications Inc.	79,400	4,155,002
		16,882,538

Internet Software & Services–1.18%
eBay Inc.(b)	103,200	3,318,912

IT Consulting & Other Services–0.46%
International Business Machines Corp.	8,050	1,278,984

Leisure Facilities–0.72%
Six Flags Entertainment Corp.	41,100	2,004,447

Leisure Products–1.06%
Mattel, Inc.	89,500	2,965,135

Life & Health Insurance–0.53%
Aflac, Inc.	9,500	704,710
Sun Life Financial Inc. (Canada)(c)	24,700	778,791
		1,483,501

Metal & Glass Containers–0.19%
Greif Inc.–Class A	12,700	541,401

Mortgage REIT’s–7.76%
American Capital Agency Corp.	218,700	4,223,097
Annaly Capital Management Inc.	481,100	5,152,581
Chimera Investment Corp.	214,900	3,543,701
CYS Investments, Inc.	208,600	1,837,766
MFA Financial, Inc.	364,800	2,816,256
Starwood Property Trust, Inc.	23,300	533,570
Two Harbors Investment Corp.	409,900	3,648,110
		21,755,081

Movies & Entertainment–0.31%
Liberty Braves Group–Class A(b)	25,300	425,293
Liberty Media Group–Class A(b)	20,800	445,120
		870,413

Multi-Utilities–3.78%
Ameren Corp.	57,700	2,851,534
CenterPoint Energy, Inc.	187,100	4,204,137
Consolidated Edison, Inc.	27,600	2,076,900
Public Service Enterprise Group Inc.	31,300	1,338,388
SCANA Corp.	1,900	134,235
		10,605,194

Office REIT’s–0.65%
Piedmont Office Realty Trust Inc.–Class A	84,300	1,821,723

	Shares	Value
Office Services & Supplies–0.11%
West Corp.	13,000	$304,590

Oil & Gas Drilling–0.95%
Atwood Oceanics, Inc.(c)	91,500	722,850
Noble Corp. PLC (United Kingdom)(c)	337,900	1,946,304
		2,669,154

Oil & Gas Exploration & Production–0.54%
Enerplus Corp. (Canada)	170,800	1,188,768
Vermilion Energy, Inc. (Canada)	8,700	314,244
		1,503,012

Oil & Gas Refining & Marketing–1.74%
Valero Energy Corp.	72,400	4,007,340
Western Refining, Inc.(c)	34,800	875,568
		4,882,908

Packaged Foods & Meats–6.31%
Cal-Maine Foods, Inc.	30,800	1,414,952
Campbell Soup Co.	54,900	3,333,528
ConAgra Foods, Inc.	23,700	1,104,657
Dean Foods Co.	128,500	2,211,485
General Mills, Inc.	8,300	587,806
JM Smucker Co. (The)	26,400	3,743,256
Lancaster Colony Corp.	3,600	484,308
Tyson Foods, Inc.–Class A	63,700	4,813,809
		17,693,801

Personal Products–1.67%
Nu Skin Enterprises, Inc.–Class A	81,100	4,694,068

Pharmaceuticals–3.26%
Johnson & Johnson	35,500	4,236,570
Merck & Co., Inc.	78,000	4,897,620
		9,134,190

Property & Casualty Insurance–0.85%
Assured Guaranty Ltd.	85,900	2,385,443

Reinsurance–0.32%
Validus Holdings, Ltd.	17,900	909,141

Residential REIT’s–1.84%
Camden Property Trust	38,500	3,379,145
Equity Lifestyle Properties, Inc.	23,100	1,790,943
		5,170,088

Restaurants–3.01%
Darden Restaurants, Inc.	74,300	4,579,852
McDonald’s Corp.	33,300	3,851,478
		8,431,330

Retail REIT’s–3.10%
Macerich Co. (The)	50,000	4,094,500
Regency Centers Corp.	32,300	2,601,442
Retail Properties of America, Inc.–Class A	17,800	302,600
Urban Edge Properties	13,500	386,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Retail REIT’s–(continued)
Weingarten Realty Investors	31,600	$1,303,500
		8,688,952

Semiconductors–2.24%
Intel Corp.	47,000	1,686,830
QUALCOMM, Inc.	72,600	4,578,882
		6,265,712

Soft Drinks–1.46%
Dr Pepper Snapple Group, Inc.	43,800	4,104,060

Specialized REIT’s–1.77%
Communications Sales & Leasing, Inc.	62,900	1,962,480
Corrections Corp. of America	11,400	181,602
Four Corners Property Trust, Inc.	7,300	151,183
Lamar Advertising Co.–Class A	42,800	2,667,724
		4,962,989

Specialty Chemicals–0.19%
Ingevity Corp.(b)	11,700	519,246

Specialty Stores–0.66%
GNC Holdings, Inc.–Class A	88,200	1,854,846

Steel–0.91%
Commercial Metals Co.	163,700	2,540,624

Technology Hardware, Storage & Peripherals–1.63%
HP Inc.	318,700	4,579,719

Tobacco–3.39%
Altria Group, Inc.	80,200	5,300,418
Philip Morris International Inc.	42,100	4,207,053
		9,507,471

Trading Companies & Distributors–0.29%
Herc Holdings, Inc.(b)	12,600	426,006

	Shares	Value
Trading Companies & Distributors–(continued)
MSC Industrial Direct Co., Inc.–Class A	5,400	$394,416
		820,422

Wireless Telecommunication Services–0.07%
Rogers Communications, Inc.–Class B (Canada)	4,400	188,276
Total Common Stocks & Other Equity Interests (Cost $255,276,991)		271,189,634

	Principal Amount
U.S. Treasury Bills–0.23%
0.44%, 09/15/2016(d)(e) (Cost $649,890)	$650,000	649,947

	Shares
Money Market Funds–2.81%
Liquid Assets Portfolio–Institutional Class, 0.38%(f)	3,932,158	3,932,158
Premier Portfolio–Institutional Class, 0.37%(f)	3,932,159	3,932,159
Total Money Market Funds (Cost $7,864,317)		7,864,317
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.79% (Cost $263,791,198)		279,703,898

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.21%
Liquid Assets Portfolio–Institutional Class, 0.38% (Cost $3,382,631)(f)(g)	3,382,631	3,382,631
TOTAL INVESTMENTS–101.00% (Cost $267,173,829)		283,086,529
OTHER ASSETS LESS LIABILITIES–(1.00)%		(2,800,089)
NET ASSETS–100.00%		$280,286,440

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2016.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $255,926,881)*	$271,839,581
Investments in affiliated money market funds, at value and cost	11,246,948
Total investments, at value (Cost $267,173,829)	283,086,529
Foreign currencies, at value (Cost $8)	8
Receivable for:
Fund shares sold	93,154
Dividends	780,692
Custody expenses reimbursed	69,337
Investment for trustee deferred compensation and retirement plans	205,569
Other assets	36,278
Total assets	284,271,567

Liabilities:
Payable for:
Fund shares reacquired	134,137
Collateral upon return of securities loaned	3,382,631
Variation margin — futures	21,375
Accrued fees to affiliates	173,946
Accrued trustees’ and officers’ fees and benefits	3,695
Accrued other operating expenses	46,310
Trustee deferred compensation and retirement plans	223,033
Total liabilities	3,985,127
Net assets applicable to shares outstanding	$280,286,440

Net assets consist of:
Shares of beneficial interest	$299,066,777
Undistributed net investment income	1,340,597
Undistributed net realized gain (loss)	(36,160,445)
Net unrealized appreciation	16,039,511
$280,286,440

Net Assets:
Class A	$173,948,506
Class B	$2,668,972
Class C	$28,435,190
Class R	$268,264
Class Y	$8,151,662
Investor Class	$53,619,585
Class R5	$13,194,261

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	17,451,111
Class B	271,715
Class C	2,902,221
Class R	27,044
Class Y	813,907
Investor Class	5,361,098
Class R5	1,315,410
Class A:
Net asset value per share	$9.97
Maximum offering price per share
(Net asset value of $9.97 ÷ 94.50%)	$10.55
Class B:
Net asset value and offering price per share	$9.82
Class C:
Net asset value and offering price per share	$9.80
Class R:
Net asset value and offering price per share	$9.92
Class Y:
Net asset value and offering price per share	$10.02
Investor Class:
Net asset value and offering price per share	$10.00
Class R5:
Net asset value and offering price per share	$10.03

*	At August 31, 2016, securities with an aggregate value of $3,242,635 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Equity Yield Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $10,266)	$10,247,947
Dividends from affiliated money market funds (includes securities lending income of $155,175)	175,874
Interest	12,475
Other Income	56,558
Total investment income	10,492,854

Expenses:
Advisory fees	1,654,854
Administrative services fees	93,694
Distribution fees:
Class A	433,800
Class B	37,523
Class C	286,646
Class R	981
Investor Class	127,829
Transfer agent fees — A, B, C, R, Y and Investor	593,447
Transfer agent fees — R5	6,723
Trustees’ and officers’ fees and benefits	27,867
Registration and filing fees	92,956
Reports to shareholders	47,155
Professional services fees	56,221
Other	27,478
Total expenses	3,487,174
Less: Fees waived and expense offset arrangement(s)	(14,429)
Net expenses	3,472,745
Net investment income	7,020,109

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(11,012,928)
Futures contracts	687,621
(10,325,307)
Change in net unrealized appreciation of:
Investment securities	27,266,372
Futures contracts	314,802
27,581,174
Net realized and unrealized gain	17,255,867
Net increase in net assets resulting from operations	$24,275,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$7,020,109	$8,060,559
Net realized gain (loss)	(10,325,307)	8,378,828
Change in net unrealized appreciation (depreciation)	27,581,174	(52,620,041)
Net increase (decrease) in net assets resulting from operations	24,275,976	(36,180,654)

Distributions to shareholders from net investment income:
Class A	(5,380,077)	(6,009,779)
Class B	(96,347)	(192,301)
Class C	(680,503)	(766,000)
Class R	(5,308)	(5,153)
Class Y	(191,530)	(175,638)
Investor Class	(1,580,332)	(1,748,652)
Class R5	(485,092)	(498,712)
Total distributions from net investment income	(8,419,189)	(9,396,235)

Distributions to shareholders from net realized gains:
Class A	—	(16,453,349)
Class B	—	(783,284)
Class C	—	(2,900,697)
Class R	—	(12,480)
Class Y	—	(428,354)
Investor Class	—	(4,778,723)
Class R5	—	(1,151,603)
Total distributions from net realized gains	—	(26,508,490)

Share transactions–net:
Class A	(13,847,486)	(2,198,900)
Class B	(2,772,731)	(4,876,741)
Class C	(3,095,697)	(2,365,103)
Class R	87,098	3,817
Class Y	2,883,079	674,638
Investor Class	(2,122,095)	500,182
Class R5	(1,444,211)	932,506
Net increase (decrease) in net assets resulting from share transactions	(20,312,043)	(7,329,601)
Net increase (decrease) in net assets	(4,455,256)	(79,414,980)

Net assets:
Beginning of year	284,741,696	364,156,676
End of year (includes undistributed net investment income of $1,340,597 and $2,738,304, respectively)	$280,286,440	$284,741,696

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are

14                         Invesco Low Volatility Equity Yield Fund

met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

15                         Invesco Low Volatility Equity Yield Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin

16                         Invesco Low Volatility Equity Yield Fund

deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Next $250 million	0.575%
Next $500 million	0.55%
Next $1.5 billion	0.525%
Next $2.5 billion	0.50%
Next $2.5 billion	0.475%
Next $2.5 billion	0.45%
Over $10 billion	0.425%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $9,224.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI

17                         Invesco Low Volatility Equity Yield Fund

compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $15,172 in front-end sales commissions from the sale of Class A shares and $914, $773 and $1,265 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$282,436,582	$—	$—	$282,436,582
U.S. Treasury Securities	—	649,947	—	649,947
	282,436,582	649,947	—	283,086,529
Futures Contracts*	126,811	—	—	126,811
Total Investments	$282,563,393	$649,947	$—	$283,213,340

*	Unrealized appreciation

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$126,811	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

18                         Invesco Low Volatility Equity Yield Fund

Effect of Derivative Investments for the year ended August 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures Contracts
Realized Gain :
Equity risk	$687,621
Change in Net Unrealized Appreciation
Equity risk	314,802
Total	$1,002,423

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$6,753,812

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	75	September-2016	$8,135,625	$126,811

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,205.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$8,419,189	$9,404,453
Long-term capital gain	—	26,500,272
Total distributions	$8,419,189	$35,904,725

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$1,566,267
Net unrealized appreciation — investments	15,699,479
Temporary book/tax differences	(225,670)
Capital loss carryforward	(35,820,413)
Shares of beneficial interest	299,066,777
Total net assets	$280,286,440

19                         Invesco Low Volatility Equity Yield Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2018	$20,929,161	$—	$20,929,161
Not subject to expiration	14,891,252	—	14,891,252
	$35,820,413	$—	$35,820,413

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $287,984,234 and $313,189,730, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $649,146 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$27,200,668
Aggregate unrealized (depreciation) of investment securities	(11,501,189)
Net unrealized appreciation of investment securities	$15,699,479

Cost of investments for tax purposes is $267,387,050.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carry forward, on August 31, 2016, undistributed net investment income was increased by $1,373, undistributed net realized gain (loss) was increased by $9,976,574 and shares of beneficial interest was decreased by $9,977,947. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Low Volatility Equity Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	666,467	$6,392,002	678,854	$7,278,910
Class B	12,621	115,778	7,577	80,772
Class C	187,858	1,790,677	190,688	2,019,877
Class R	10,763	105,189	7,169	74,689
Class Y	415,400	4,021,398	178,350	1,934,247
Investor Class	583,771	5,850,110	266,183	2,858,315
Class R5	288,796	2,820,348	218,919	2,360,543

Issued as reinvestment of dividends:
Class A	516,429	4,910,181	1,971,458	20,490,517
Class B	9,828	91,978	82,277	842,760
Class C	59,945	560,852	301,117	3,076,130
Class R	517	4,903	1,537	15,910
Class Y	15,170	145,128	46,413	484,365
Investor Class	160,202	1,528,502	605,330	6,310,713
Class R5	46,483	444,681	157,715	1,648,232

Automatic conversion of Class B shares to Class A shares:
Class A	229,981	2,186,988	377,824	3,982,977
Class B	(233,221)	(2,186,988)	(383,127)	(3,982,977)

Reacquired:
Class A	(2,867,915)	(27,336,657)	(3,254,893)	(33,951,304)
Class B	(84,469)	(793,499)	(172,118)	(1,817,296)
Class C	(587,380)	(5,447,226)	(719,971)	(7,461,110)
Class R	(2,458)	(22,994)	(8,142)	(86,782)
Class Y	(131,252)	(1,283,447)	(166,333)	(1,743,974)
Investor Class	(988,430)	(9,500,707)	(817,875)	(8,668,846)
Class R5	(487,185)	(4,709,240)	(286,382)	(3,076,269)
Net increase (decrease) in share activity	(2,178,079)	$(20,312,043)	(717,430)	$(7,329,601)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$9.40	$0.25	$0.62	$0.87	$(0.30)	$—	$(0.30)	$9.97	9.40%	$173,949	1.20	%(d)	1.20	%(d)	2.59	%(d)	107%
Year ended 08/31/15	11.75	0.26	(1.43)	(1.17)	(0.31)	(0.87)	(1.18)	9.40	(10.72)	177,739	1.15		1.15		2.49		101
Year ended 08/31/14	9.98	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.75	22.91	224,786	1.14		1.14		2.80		109
Year ended 08/31/13	8.66	0.12	1.31	1.43	(0.11)	—	(0.11)	9.98	16.71	199,636	1.18		1.18		1.31		107
Year ended 08/31/12	7.34	0.09	1.27	1.36	(0.04)	—	(0.04)	8.66	18.54	198,831	1.03		1.23		1.10		45
Class B
Year ended 08/31/16	9.26	0.17	0.61	0.78	(0.22)	—	(0.22)	9.82	8.57	2,669	1.95	(d)	1.95	(d)	1.84	(d)	107
Year ended 08/31/15	11.59	0.18	(1.42)	(1.24)	(0.22)	(0.87)	(1.09)	9.26	(11.42)	5,253	1.90		1.90		1.74		101
Year ended 08/31/14	9.84	0.22	1.90	2.12	(0.20)	(0.17)	(0.37)	11.59	22.08	11,962	1.89		1.89		2.05		109
Year ended 08/31/13	8.53	0.05	1.29	1.34	(0.03)	—	(0.03)	9.84	15.72	13,288	1.93		1.93		0.56		107
Year ended 08/31/12	7.26	0.03	1.26	1.29	(0.02)	—	(0.02)	8.53	17.75	16,913	1.78		1.98		0.35		45
Class C
Year ended 08/31/16	9.24	0.17	0.61	0.78	(0.22)	—	(0.22)	9.80	8.59	28,435	1.95	(d)	1.95	(d)	1.84	(d)	107
Year ended 08/31/15	11.56	0.18	(1.41)	(1.23)	(0.22)	(0.87)	(1.09)	9.24	(11.37)	29,959	1.90		1.90		1.74		101
Year ended 08/31/14	9.82	0.22	1.89	2.11	(0.20)	(0.17)	(0.37)	11.56	22.01	40,119	1.89		1.89		2.05		109
Year ended 08/31/13	8.51	0.05	1.29	1.34	(0.03)	—	(0.03)	9.82	15.75	37,335	1.93		1.93		0.56		107
Year ended 08/31/12	7.25	0.03	1.25	1.28	(0.02)	—	(0.02)	8.51	17.64	41,148	1.78		1.98		0.35		45
Class R
Year ended 08/31/16	9.35	0.22	0.62	0.84	(0.27)	—	(0.27)	9.92	9.16	268	1.45	(d)	1.45	(d)	2.34	(d)	107
Year ended 08/31/15	11.69	0.24	(1.43)	(1.19)	(0.28)	(0.87)	(1.15)	9.35	(10.93)	170	1.40		1.40		2.24		101
Year ended 08/31/14	9.93	0.28	1.91	2.19	(0.26)	(0.17)	(0.43)	11.69	22.60	206	1.39		1.39		2.55		109
Year ended 08/31/13	8.61	0.10	1.30	1.40	(0.08)	—	(0.08)	9.93	16.37	200	1.43		1.43		1.06		107
Year ended 08/31/12	7.31	0.07	1.26	1.33	(0.03)	—	(0.03)	8.61	18.24	1,059	1.28		1.48		0.85		45
Class Y
Year ended 08/31/16	9.45	0.27	0.62	0.89	(0.32)	—	(0.32)	10.02	9.64	8,152	0.95	(d)	0.95	(d)	2.84	(d)	107
Year ended 08/31/15	11.80	0.29	(1.43)	(1.14)	(0.34)	(0.87)	(1.21)	9.45	(10.43)	4,861	0.90		0.90		2.74		101
Year ended 08/31/14	10.02	0.33	1.94	2.27	(0.32)	(0.17)	(0.49)	11.80	23.24	5,383	0.89		0.89		3.05		109
Year ended 08/31/13	8.71	0.15	1.30	1.45	(0.14)	—	(0.14)	10.02	16.90	4,189	0.93		0.93		1.56		107
Year ended 08/31/12	7.37	0.11	1.27	1.38	(0.04)	—	(0.04)	8.71	18.89	4,269	0.78		0.98		1.35		45
Investor Class
Year ended 08/31/16	9.43	0.25	0.62	0.87	(0.30)	—	(0.30)	10.00	9.38	53,620	1.20	(d)	1.20	(d)	2.59	(d)	107
Year ended 08/31/15	11.78	0.27	(1.44)	(1.17)	(0.31)	(0.87)	(1.18)	9.43	(10.68)	52,880	1.15		1.15		2.49		101
Year ended 08/31/14	10.01	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.78	22.85	65,428	1.14		1.14		2.80		109
Year ended 08/31/13	8.69	0.12	1.31	1.43	(0.11)	—	(0.11)	10.01	16.65	64,369	1.18		1.18		1.31		107
Year ended 08/31/12	7.36	0.09	1.28	1.37	(0.04)	—	(0.04)	8.69	18.63	63,296	1.03		1.23		1.10		45
Class R5
Year ended 08/31/16	9.46	0.29	0.62	0.91	(0.34)	—	(0.34)	10.03	9.82	13,194	0.77	(d)	0.77	(d)	3.02	(d)	107
Year ended 08/31/15	11.82	0.31	(1.44)	(1.13)	(0.36)	(0.87)	(1.23)	9.46	(10.35)	13,881	0.75		0.75		2.89		101
Year ended 08/31/14	10.03	0.35	1.94	2.29	(0.33)	(0.17)	(0.50)	11.82	23.48	16,272	0.75		0.75		3.19		109
Year ended 08/31/13	8.71	0.16	1.31	1.47	(0.15)	—	(0.15)	10.03	17.12	13,000	0.76		0.76		1.73		107
Year ended 08/31/12	7.37	0.11	1.28	1.39	(0.05)	—	(0.05)	8.71	18.90	11,397	0.76		0.77		1.37		45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $173,520, $3,752, $28,665, $196, $6,076, $51,131 and $13,591 for Class A, Class B, Class C, Class R, Class Y, Investor Class, and Class R5, shares, respectively.

22                         Invesco Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Low Volatility Equity Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Low Volatility Equity Yield Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

23                         Invesco Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,097.00	$6.27	$1,019.15	$6.04	1.19%
B	1,000.00	1,092.00	10.20	1,015.38	9.83	1.94
C	1,000.00	1,093.40	10.21	1,015.38	9.83	1.94
R	1,000.00	1,094.90	7.58	1,017.90	7.30	1.44
Y	1,000.00	1,099.10	4.96	1,020.41	4.77	0.94
Investor	1,000.00	1,096.70	6.27	1,019.15	6.04	1.19
R5	1,000.00	1,098.70	4.01	1,021.32	3.86	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24                         Invesco Low Volatility Equity Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Low Volatility Equity Yield Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Equity Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

25                         Invesco Low Volatility Equity Yield Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

26                         Invesco Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	71.56%
Corporate Dividends Received Deduction*	63.86%
U.S. Treasury Obligations*	0.02%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Equity Yield Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                            LVEY-AR-1                                     Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016

Invesco Pennsylvania Tax Free Income Fund Nasdaq: A: VKMPX ¡ B: VKPAX ¡ C: VKPCX ¡ Y: VKPYX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Pennsylvania Tax Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Pennsylvania Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Pennsylvania Tax Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.21%
Class B Shares	7.15
Class C Shares	6.42
Class Y Shares	7.41
S&P Municipal Bond Index▼ (Broad Market Index)	7.03
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index▼ (Style-Specific Index)	8.39
Lipper Pennsylvania Municipal Debt Funds Index■ (Peer Group Index)	6.93
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy in terms of industries and different employment sectors. Its economy tends to track the national economy but with less volatility. Pennsylvania’s economic performance is largely dependent on job growth. The commonwealth is hoping for expansion in the mining industry by benefiting from the continued development of the Marcellus Shale natural gas deposit.

    Pennsylvania’s population grew an estimated 0.8% between 2010 and 2015 to 12.8 million, lagging the country as a whole, which expanded 4.1%.1 The commonwealth ranks as the sixth most-populous state in the nation, just behind Illinois.1 Pennsylvania’s unemployment rate of 5.6% in June 2016 represented a significant improvement over the past six years from the 8.7% peak seen in April 2010.2 As of the close of the reporting period, the state’s general obligation bonds were rated AA- by Standard & Poor’s (S&P) and Fitch Ratings – and Aa3 by Moody’s. Moody’s & Fitch have assigned stable outlooks, while S&P assigned a negative outlook.3

    For the reporting period, investment grade municipal bonds, as measured by the S&P Municipal Bond Index, returned 7.03%. Pennsylvania municipal bonds, as measured by the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index, returned 8.39%. This strong performance occurred despite investor anxiety over the potential for rising interest rates, uncertainty related to Brexit, energy prices and the potential for defaults by Chicago and Puerto Rico.

    The municipal market benefited from a number of favorable technical factors during the fiscal year, including expectations of a flatter yield curve, strong demand and a lower-than-expected supply of municipal securities. US tax-exempt bonds emerged as the best-performing domestic class in 2015, bolstered by constrained supply and high demand, historically low US interest rates and positive US economic conditions.

    The US municipal bond market was one of the few sectors that exhibited relative stability in the midst of a global sell-off in equities, commodities and high yield corporate bonds. Although municipal bonds emerged relatively unscathed from energy-related jitters in the second half of 2015, the tax-exempt market was not without its ups and downs during 2015. Dominating municipal headlines were the budget impasses in Illinois and Pennsylvania, Chicago’s unfunded pension liabilities and the threat of default from Puerto Rico. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance during the reporting period. Global economic developments, including concern over China’s economic weakness, accommodative European Central Bank monetary policy and slumping energy prices, supported increased demand for municipals. In addition, municipal bond prices further benefited from low supply during the reporting period.

    The municipal market was able to avoid the traditional period of seasonal weakness during the reporting period. Historically, March has been one of the poorer-performing months for municipal bonds. This typically occurs because of a supply overhang that is created as March tends to bring the fourth-highest new-issue volume of the calendar year during a period when investors typically are selling municipal bonds ahead of April’s tax deadline. The result is a period of elevated supply and reduced demand, which in turn depresses prices and often results in poor performance. This tax effect is most pronounced in years following strong stock market performance, since higher

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	82.6%
Pre-refunded Bonds	11.1
General Obligation Bonds	5.3
Other	1.0

Top Five Debt Holdings
% of total net assets

1.	Southcentral (Region of) General Authority (Wellspan Health Obligated Group); Series 2014	2.7%
2.	Pennsylvania (Commonwealth of); First Series 2014	2.6
3.	Pennsylvania State University; Series 2016 A	2.1
4.	Pennsylvania (State of) Turnpike Commission; Series 2009 C	2.0
5.	Allegheny (County of) Sanitary Authority; Series 2015	1.9

Total Net Assets	$135.8 million

Total Number of Holdings	147

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2016.

4                         Invesco Pennsylvania Tax Free Income Fund

capital gains mean higher taxes – and a greater need for investors to raise cash to pay the bill. Given the lackluster performance of stocks in 2015, there was much less selling required and municipals were able to avoid the seasonal pressure in March 2016.

    Over the reporting period, the Fund’s underweight exposure to Pennsylvania general obligation bonds was additive to the Fund’s performance versus its style-specific benchmark. Allocations to intermediate-duration bonds also added to the Fund’s relative performance. The Fund’s overweight exposure to below-investment grade and non-rated bonds detracted from the Fund’s relative performance. Security selection in the transportation and toll road sectors aided the Fund’s relative performance, as well as an overweight exposure to the life care sector. These positive returns were offset by the Fund’s overweight exposure to prerefunded bonds and security selection in the industrial development and pollution control revenue sector, which detracted from the Fund’s relative performance.

    During the reporting period, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility.

    Thank you for investing in Invesco Pennsylvania Tax-Free Income Fund and for sharing our long-term investment horizon.

1	Source: US Census Bureau
2	Source: Bureau of Labor Statistics
3	Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. If securities are rated differently by the rating agencies, the higher rating is applied. For more information on the rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings. com and select “Ratings Definitions” on the homepage; and www.moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris

Portfolio Manager and Head of Portfolio Management and Trading for the Invesco municipal bond team, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly

Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly

Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips

Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams

Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                         Invesco Pennsylvania Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 8/31/16, including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.70%
10 Years	3.61
5 Years	4.36
1 Year	2.65

Class B Shares
Inception (5/3/93)	4.33%
10 Years	3.87
5 Years	4.96
1 Year	2.15

Class C Shares
Inception (8/13/93)	3.72%
10 Years	3.29
5 Years	4.48
1 Year	5.42

Class Y Shares
10 Years	4.23%
5 Years	5.53
1 Year	7.41

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund (renamed Invesco Pennsylvania Tax Free Income Fund). Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.74%
10 Years	3.85
5 Years	4.86
1 Year	3.56

Class B Shares
Inception (5/3/93)	4.36%
10 Years	4.10
5 Years	5.48
1 Year	3.24

Class C Shares
Inception (8/13/93)	3.75%
10 Years	3.53
5 Years	4.98
1 Year	6.39

Class Y Shares
10 Years	4.48%
5 Years	6.05
1 Year	8.51

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.04%, 1.04%, 1.79% and 0.79%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Pennsylvania Tax Free Income Fund

Invesco Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Pennsylvania Tax Free Income Fund

a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
■	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
■	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Pennsylvania and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not focus its investments in such issuers. As with Pennsylvania municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
■	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest..

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index is a sub-set of the broad S&P Municipal Bond Index. This index of market value-weighted investment grade US municipal bonds seeks to measure the performance of Pennsylvania issued US municipals whose maturities are equal to or greater than five years.
■	The Lipper Pennsylvania Municipal Debt Funds Index is an unmanaged index considered representative of Pennsylvania municipal debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco Pennsylvania Tax Free Income Fund

Schedule of Investments

August 31, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–105.37%
Pennsylvania–99.96%
Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	$1,000	$1,145,090
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS–AMBAC)(a)	5.50%	03/01/2020	1,750	1,909,915
Series 2011 A, University RB(b)(c)	5.50%	03/01/2021	550	661,650
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB	6.00%	10/15/2038	1,000	1,073,270
Allegheny (County of) Hospital Development Authority (Ohio Valley General Hospital); Series 2005 A, RB	5.00%	04/01/2025	1,510	1,510,876
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/2039	1,250	1,410,525
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	981,343
Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/2023	1,020	1,020,265
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB(d)	5.00%	12/01/2045	2,120	2,528,164
Allegheny (County of); Series 2008 C 61, Unlimited Tax GO Bonds(b)(c)	5.00%	12/01/2018	500	549,050
Beaver (County of) Industrial Development Authority (FirstEnergy Generation Corp.); Series 2008 A, Ref. PCR	2.15%	03/01/2017	700	700,140
Beaver (County of) Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR(b)	4.38%	07/01/2022	545	562,674
Beaver (County of) Industrial Development Authority; Series 2008 A, Ref. PCR(b)	2.70%	04/02/2018	230	226,762
Beaver (County of);
Series 2009, Unlimited Tax GO Notes(b)(c)	5.55%	11/15/2017	65	68,930
Series 2009, Unlimited Tax GO Notes(b)(c)	5.55%	11/15/2017	1,325	1,405,109
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(e)	6.13%	11/01/2034	430	439,980
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,132,420
Bethlehem (City of);
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/2030	425	505,329
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/2031	425	503,957
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds(b)(c)	5.25%	01/15/2020	1,000	1,149,960
Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/2037	2,000	2,010,460
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,278,750
Centre (County of) Hospital Authority (Mt. Nittany Medical Center);
Series 2011, RB(b)(c)	6.25%	11/15/2021	500	633,985
Series 2016 A, Ref. RB	5.00%	11/15/2046	500	596,080
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center); Series 2006, Ref. First Mortgage RB	5.75%	12/01/2022	900	906,354
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,097,090
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	822,382
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	938,104
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/2039	750	825,967
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries);
Series 2007, RB(b)(c)	5.00%	01/01/2017	1,000	1,014,230
Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,488,173
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/2028	1,000	1,060,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Dauphin (County of) General Authority (Pinnacle Health System);
Series 2009, Health System RB	6.00%	06/01/2036	$340	$385,645
Series 2009, Ref. Health System RB(b)(c)	6.00%	06/01/2019	1,875	2,144,625
Series 2016 A, Ref. Health System RB	5.00%	06/01/2036	510	616,019
Delaware (County of) Authority (Cabrini College); Series 1999, College RB (INS–AGC)(a)	5.75%	07/01/2023	220	220,686
Delaware (County of) Authority (Neumann College); Series 2008, College RB(b)(c)	6.25%	10/01/2018	110	122,726
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	259,628
Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	425	441,244
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/2025	540	624,078
Series 2012, Ref. RB	5.00%	01/01/2027	535	612,538
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2040	1,000	1,123,440
Delaware Valley Regional Financial Authority;
Series 2002, RB	5.75%	07/01/2017	1,160	1,207,780
Series 2002, RB	5.75%	07/01/2032	1,000	1,350,600
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS–AGM)(a)	5.00%	07/01/2024	1,000	1,186,140
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing);
Series 2013, RB	5.00%	07/01/2035	500	555,135
Series 2014, RB	5.00%	07/01/2039	250	278,140
East Hempfield (Township of) Industrial Development Authority (Willow Valley Communities);
Series 2016, Ref. RB	5.00%	12/01/2030	210	253,785
Series 2016, Ref. RB	5.00%	12/01/2039	370	436,078
Erie (City of) Higher Education Building Authority (Mercyhurst College);
Series 2004 B, Ref. College RB	5.00%	03/15/2023	800	801,872
Series 2008, College RB	5.50%	03/15/2038	500	523,020
Fayette (County of) Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB (LOC-PNC Bank, N.A.)(f)(g)	0.58%	06/01/2037	1,480	1,480,000
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,000	1,142,000
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. Hospital RB	5.00%	07/01/2040	1,015	1,101,955
Geisinger Authority (Geisinger Health System); Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	565,845
Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/2040	350	358,267
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	625	715,863
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	249,862
Lancaster (County of) Hospital Authority (University of Pennsylvania); Series 2016 A, Ref. Health System RB	5.00%	08/15/2042	535	650,121
Lehigh (County of) Authority; Series 2013 A, Water & Sewer RB	5.00%	12/01/2038	930	1,094,731
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	885,233
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	676	696,857
Series 2014 B, Conv. CAB RB(h)	7.50%	02/01/2044	172	59,764
Series 2014 C, RB(i)	0.00%	02/01/2044	516	5
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	853,897
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/2039	1,250	1,414,500
Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.13%	01/01/2037	1,500	1,519,605
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/2031	1,400	1,615,908
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	461,971
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2009 A-1, RB(b)(c)	6.25%	11/15/2019	1,000	1,172,740
Series 2012, Ref. RB	5.00%	11/15/2028	900	1,035,576
Series 2016, Ref. RB	5.00%	11/15/2036	1,000	1,201,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	$850	$975,375
Montgomery (County of) Industrial Development Authority (Foulkeways at Gwynedd); Series 2016, Ref. RB	5.00%	12/01/2046	385	449,126
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/2030	1,500	1,763,415
Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB(b)(c)	7.00%	02/01/2018	500	545,280
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB	5.50%	11/15/2033	1,000	1,114,030
Northampton (County of) General Purpose Authority (St. Luke’s Hospital); Series 2008 A, Hospital RB(b)(c)	5.50%	08/15/2018	1,000	1,094,140
Northampton (County of) General Purpose Authority (St. Luke’s University Health Network); Series 2016 A, Ref. Hospital RB	5.00%	08/15/2046	650	766,370
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	984,685
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(d)	5.00%	06/15/2034	3,000	3,565,080
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	578,885
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB(e)	5.00%	11/01/2041	1,200	1,341,312
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(e)(j)	5.50%	11/01/2044	635	715,848
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(e)	5.00%	06/30/2042	1,585	1,866,448
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,105,330
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2004 A, Solid Waste Disposal RB(b)	1.50%	05/01/2018	1,500	1,512,120
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	564,896
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation);
Series 2008, RB	5.88%	07/01/2038	750	787,192
Series 2010, RB	6.00%	07/01/2043	500	551,565
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,350,486
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/2035	1,300	1,433,809
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	568,425
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	660,881
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	1,012,648
Pennsylvania (State of) Turnpike Commission;
Series 2008 B-1, Sub. RB(b)(c)	5.50%	06/01/2018	1,000	1,085,190
Series 2009 C, Sub. RB (INS–AGM)(a)	6.25%	06/01/2033	2,000	2,690,540
Series 2009 E, Sub. Conv. CAB RB(h)	6.38%	12/01/2038	1,435	1,820,972
Series 2010 A 1, Motor License Fund Special RB	5.00%	12/01/2038	500	557,615
Series 2010 A-2, Motor License Fund Special RB	5.50%	12/01/2034	1,000	1,162,240
Series 2010 B 2, RB	5.00%	12/01/2030	625	706,388
Series 2010 B 2, RB	5.13%	12/01/2035	500	567,475
Pennsylvania State University;
Series 2015 A, RB	5.00%	09/01/2040	1,000	1,217,460
Series 2016 A, RB(d)	5.00%	09/01/2035	435	543,354
Series 2016 A, RB(d)	5.00%	09/01/2041	2,275	2,818,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of) (1998 General Ordinance); Fourteenth Series 2016, Ref. Gas Works RB	5.00%	10/01/2034	$440	$537,935
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB(d)	5.00%	07/01/2042	1,500	1,807,845
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB(b)(c)	5.00%	05/15/2020	1,500	1,727,640
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/2043	585	669,269
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,028,970
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	1,045,887
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	1,235	1,259,589
Philadelphia (City of) Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	673,894
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/2035	700	782,250
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	750	858,060
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB(j)	6.50%	06/15/2033	945	1,009,506
Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	1,000	1,137,440
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	08/01/2024	1,000	1,127,820
Series 2010 C, Water & Wastewater RB (INS–AGM)(a)	5.00%	08/01/2035	1,250	1,415,587
Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/2036	500	591,250
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. City Agreement RB	5.00%	12/01/2031	840	1,010,134
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	629,974
Philadelphia School District;
Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	06/01/2025	535	630,348
Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(a)	5.13%	09/01/2023	1,500	1,623,465
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/2031	1,000	1,135,800
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	597,530
Southcentral (Region of) General Authority (Wellspan Health Obligated Group); Series 2014, Ref. RB(d)	5.00%	06/01/2044	3,180	3,719,741
State Public School Building Authority (Harrisburg School District);
Series 2009, RB(b)(c)	5.00%	05/15/2019	165	183,947
Series 2009, RB(b)(c)	5.00%	05/15/2019	670	746,936
Series 2009, RB(b)(c)	5.00%	05/15/2019	165	184,089
Series 2016 A, Ref. RB (INS–AGM)(a)	5.00%	12/01/2033	1,000	1,211,680
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB(e)	5.00%	01/01/2027	1,185	1,332,367
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/2041	1,000	1,205,150
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/2030	500	566,260
Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB	5.45%	07/01/2035	1,320	1,335,761
Westmoreland (County of) Municipal Authority; Series 2013, RB	5.00%	08/15/2031	750	894,345
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/2040	850	964,478
				135,698,667

Guam–3.97%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB(b)(c)	5.75%	12/01/2019	1,250	1,447,363
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2046	500	595,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–(continued)
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/2040	$410	$459,827
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	579,259
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB	5.63%	07/01/2040	1,000	1,105,030
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	334,288
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	865,604
				5,386,811

Virgin Islands–1.44%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(e)	5.00%	09/01/2029	575	675,004
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	750	781,995
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	500	500,730
				1,957,729
TOTAL INVESTMENTS(k)–105.37% (Cost $130,708,716)				143,043,207
FLOATING RATE NOTE OBLIGATIONS–(6.23)%
Notes with interest and fee rates ranging from 1.11% to 1.20% at 08/31/2016 and maturities of collateral ranging from 06/15/2034 to 12/01/2045 (See Note 1J)(l)				(8,460,000)
OTHER ASSETS LESS LIABILITIES–0.86%				1,174,111
NET ASSETS–100.00%				$135,757,318

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
GO	– General Obligation
Gtd.	– Guaranteed
INS	– Insurer

LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(e)	Security subject to the alternative minimum tax.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2016.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(i)	Zero coupon bond issued at a discount.
(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2016 was $1,725,354, which represented 1.27% of the Fund’s Net Assets.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.3%

(l)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2016. At August 31, 2016, the Fund’s investments with a value of $14,892,841 are held by TOB Trusts and serve as collateral for the $8,460,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $130,708,716)	$143,043,207
Receivable for:
Fund shares sold	193,075
Interest	1,560,450
Custody expense reimbursed	39,140
Investment for trustee deferred compensation and retirement plans	33,849
Other assets	29,201
Total assets	144,898,922

Liabilities:
Floating rate note obligations	8,460,000
Payable for:
Fund shares reacquired	33,306
Amount due custodian	387,077
Dividends	126,977
Accrued fees to affiliates	48,283
Accrued trustees’ and officers’ fees and benefits	3,252
Accrued other operating expenses	45,626
Trustee deferred compensation and retirement plans	37,083
Total liabilities	9,141,604
Net assets applicable to shares outstanding	$135,757,318

Net assets consist of:
Shares of beneficial interest	$133,422,924
Undistributed net investment income	363,542
Undistributed net realized gain (loss)	(10,363,639)
Net unrealized appreciation	12,334,491
$135,757,318

Net Assets:
Class A	$118,906,187
Class B	$1,093,867
Class C	$11,406,052
Class Y	$4,351,212

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	6,991,477
Class B	64,192
Class C	669,924
Class Y	255,596
Class A:
Net asset value per share	$17.01
Maximum offering price per share
(Net asset value of $17.01 ÷ 95.75%)	$17.77
Class B:
Net asset value and offering price per share	$17.04
Class C:
Net asset value and offering price per share	$17.03
Class Y:
Net asset value and offering price per share	$17.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Pennsylvania Tax Free Income Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Interest	$5,782,909
Other Income	37,671
Total investment income	5,820,580

Expenses:
Advisory fees	648,437
Administrative services fees	50,000
Distribution fees:
Class A	286,227
Class B	2,968
Class C	101,615
Interest, facilities and maintenance fees	80,626
Transfer agent fees	99,163
Trustees’ and officers’ fees and benefits	20,183
Registration and filing fees	53,280
Reports to shareholders	30,067
Professional services fees	66,036
Other	33,668
Total expenses	1,472,270
Less: Expense offset arrangement(s)	(387)
Net expenses	1,471,883
Net investment income	4,348,697

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(50,928)
Change in net unrealized appreciation of investment securities	4,641,602
Net realized and unrealized gain	4,590,674
Net increase in net assets resulting from operations	$8,939,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$4,348,697	$4,525,939
Net realized gain (loss)	(50,928)	(792,529)
Change in net unrealized appreciation	4,641,602	140,483
Net increase in net assets resulting from operations	8,939,371	3,873,893

Distributions to shareholders from net investment income:
Class A	(4,085,069)	(3,880,981)
Class B	(42,461)	(49,222)
Class C	(286,482)	(264,372)
Class Y	(139,754)	(115,097)
Total distributions from net investment income	(4,553,766)	(4,309,672)

Share transactions–net:
Class A	2,612,797	(1,083,200)
Class B	(193,642)	(293,384)
Class C	1,576,180	(281,205)
Class Y	908,445	627,640
Net increase (decrease) in net assets resulting from share transactions	4,903,780	(1,030,149)
Net increase (decrease) in net assets	9,289,385	(1,465,928)

Net assets:
Beginning of year	126,467,933	127,933,861
End of year (includes undistributed net investment income of $363,542 and $565,454, respectively)	$135,757,318	$126,467,933

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Pennsylvania Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be

17                         Invesco Pennsylvania Tax Free Income Fund

considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

18                         Invesco Pennsylvania Tax Free Income Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

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NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.40%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.25%, 2.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $16,484 in front-end sales commissions from the sale of Class A shares and $5,715 and $861 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

20                         Invesco Pennsylvania Tax Free Income Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $387.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2016, the Fund engaged in securities purchases of $8,700,817 and securities sales of $7,151,908, which did not result in any realized gain (loss).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2016 were $6,956,154 and 1.16%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$4,553,766	$4,309,672

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$107,405
Net unrealized appreciation — investments	12,524,917
Temporary book/tax differences	(37,113)
Capital loss carryforward	(10,210,673)
Post-October capital loss deferral	(50,142)
Shares of beneficial interest	133,422,924
Total net assets	$135,757,318

21                         Invesco Pennsylvania Tax Free Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$5,564,499	$—	$5,564,499
August 31, 2018	1,085,533	—	1,085,533
Not subject to expiration	427,854	3,132,787	3,560,641
	$7,077,886	$3,132,787	$10,210,673

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $20,874,684 and $15,583,758, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$13,803,396
Aggregate unrealized (depreciation) of investment securities	(1,278,479)
Net unrealized appreciation of investment securities	$12,524,917

Cost of investments for tax purposes is $130,518,290.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Federal income taxes and TOBs, on August 31, 2016, undistributed net investment income was increased by $3,157, undistributed net realized gain (loss) was increased by $38,454 and shares of beneficial interest was decreased by $41,611. This reclassification had no effect on the net assets of the Fund.

22                         Invesco Pennsylvania Tax Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	568,174	$9,498,579	464,914	$7,705,345
Class B	—	—	529	8,818
Class C	143,899	2,419,177	56,650	939,389
Class Y	101,703	1,719,284	48,185	801,208

Issued as reinvestment of dividends:
Class A	160,623	2,687,967	150,694	2,495,101
Class B	879	14,720	1,125	18,669
Class C	10,289	172,481	9,544	158,254
Class Y	3,589	60,058	3,529	58,463

Automatic conversion of Class B shares to Class A shares:
Class A	7,910	132,347	10,583	175,149
Class B	(7,893)	(132,347)	(10,560)	(175,149)

Reacquired:
Class A	(582,021)	(9,706,096)	(691,815)	(11,458,795)
Class B	(4,507)	(76,015)	(8,776)	(145,722)
Class C	(60,654)	(1,015,478)	(82,985)	(1,378,848)
Class Y	(51,633)	(870,897)	(14,088)	(232,031)
Net increase (decrease) in share activity	290,358	$4,903,780	(62,471)	$(1,030,149)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23                         Invesco Pennsylvania Tax Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Supplemental Ratio: Ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$16.44	$0.57	$0.60	$1.17	$(0.60)	$17.01	7.21%		$118,906	1.08	%(d)	1.02	%(d)	3.41	%(d)	12%
Year ended 08/31/15	16.50	0.59	(0.09)	0.50	(0.56)	16.44	3.09		112,409	1.12		1.09		3.59		13
Year ended 08/31/14	15.39	0.62	1.09	1.71	(0.60)	16.50	11.33		113,872	1.09		1.07		3.93		10
Year ended 08/31/13	17.05	0.63	(1.65)	(1.02)	(0.64)	15.39	(6.24)		118,936	1.03		1.01		3.72		17
Year ended 08/31/12	15.85	0.68	1.19	1.87	(0.67)	17.05	12.04		137,146	1.03		1.01		4.13		11
Class B
Year ended 08/31/16	16.48	0.57	0.59	1.16	(0.60)	17.04	7.15	(e)	1,094	1.08	(d)(e)	1.02	(d)(e)	3.41	(d)(e)	12
Year ended 08/31/15	16.53	0.60	(0.09)	0.51	(0.56)	16.48	3.15	(e)	1,247	1.12	(e)	1.09	(e)	3.59	(e)	13
Year ended 08/31/14	15.42	0.63	1.08	1.71	(0.60)	16.53	11.32	(e)	1,544	1.09	(e)	1.07	(e)	3.93	(e)	10
Year ended 08/31/13	17.09	0.63	(1.66)	(1.03)	(0.64)	15.42	(6.28	)(e)	1,717	1.03	(e)	1.01	(e)	3.72	(e)	17
Year ended 08/31/12	15.86	0.71	1.19	1.90	(0.67)	17.09	12.22		2,430	0.86		0.84		4.30		11
Class C
Year ended 08/31/16	16.46	0.44	0.60	1.04	(0.47)	17.03	6.42		11,406	1.83	(d)	1.77	(d)	2.66	(d)	12
Year ended 08/31/15	16.53	0.47	(0.09)	0.38	(0.45)	16.46	2.33		9,488	1.87		1.84		2.84		13
Year ended 08/31/14	15.41	0.51	1.09	1.60	(0.48)	16.53	10.56	(f)	9,804	1.81	(f)	1.79	(f)	3.21	(f)	10
Year ended 08/31/13	17.08	0.50	(1.66)	(1.16)	(0.51)	15.41	(7.00)		10,838	1.78		1.76		2.97		17
Year ended 08/31/12	15.88	0.56	1.19	1.75	(0.55)	17.08	11.19		11,020	1.78		1.76		3.38		11
Class Y
Year ended 08/31/16	16.46	0.61	0.59	1.20	(0.64)	17.02	7.41		4,351	0.83	(d)	0.77	(d)	3.66	(d)	12
Year ended 08/31/15	16.51	0.64	(0.08)	0.56	(0.61)	16.46	3.41		3,323	0.87		0.84		3.84		13
Year ended 08/31/14	15.40	0.66	1.09	1.75	(0.64)	16.51	11.60		2,713	0.84		0.82		4.18		10
Year ended 08/31/13	17.06	0.67	(1.65)	(0.98)	(0.68)	15.40	(6.00)		2,562	0.78		0.76		3.97		17
Year ended 08/31/12	15.86	0.73	1.18	1.91	(0.71)	17.06	12.31		1,298	0.78		0.76		4.38		11

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $114,674, $1,187, $10,161 and $3,664 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25% and 0.25% for the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for the year ended August 31, 2014.

24                         Invesco Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Pennsylvania Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pennsylvania Tax Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust, hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

25                         Invesco Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,040.50	$5.54	$1,019.71	$5.48	1.08%
B	1,000.00	1,040.40	5.54	1,019.71	5.48	1.08
C	1,000.00	1,036.60	9.37	1,015.94	9.27	1.83
Y	1,000.00	1,041.10	4.26	1,020.96	4.22	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

26                         Invesco Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Pennsylvania Tax Free Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Pennsylvania Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the

27                         Invesco Pennsylvania Tax Free Income Fund

expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one closed-end fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

28                         Invesco Pennsylvania Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pennsylvania Tax Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                            VK-PTFI-AR-1                                     Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016
Invesco S&P 500 Index Fund
Nasdaq: A: SPIAX ¡ B: SPIBX ¡ C: SPICX ¡ Y: SPIDX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco S&P 500 Index Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Invesco S&P 500 Index Fund (the Fund) sought to provide investment results that, before expenses, corresponded to the total return of the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.89%
Class B Shares	11.02
Class C Shares	11.05
Class Y Shares	12.15
S&P 500 Index▼ (Broad Market/Style-Specific Index)	12.55
Lipper S&P 500 Objective Funds Index■ (Peer Group Index)	12.22

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended August 31, 2016, the US economy continued to expand, but the pace of economic growth slowed somewhat as weaker global growth and muted business investment weighed on the US economy. Hiring data were generally mixed, though the unemployment rate continued to decline, ending the reporting period at 4.9%.1 Oil prices remained at depressed levels, ending the reporting period essentially flat, but experiencing significant volatility along the way.

The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Still,

uncertainty about further rate hikes greatly impacted equity markets. US equities posted gains for the reporting period and were fairly volatile. The reporting period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. However, stocks began 2016 on a negative note, driven by investor concerns about weakness in the Chinese economy, falling oil prices and uncertainty over Fed policy. Markets recovered in late February and posted gains until June – when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.2 In this environment, investors generally favored the perceived safety of government bonds, and more defensive, dividend-paying equities often found in the telecommunications services, utilities and consumer staples sectors.

Invesco S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index.

During the fiscal year, sectors that contributed the most to overall Fund performance were the consumer discretionary, consumer staples, industrials and information technology (IT) sectors. All sectors in the Fund generated positive overall returns.

    IT holdings were some of the largest contributors to the Fund’s performance during the reporting period. Within the sector, Microsoft, the Fund’s leading contributor, saw its stock price rise primarily due to the success of its cloud computing business.

    Amazon.com was also a top contributor to Fund performance during the reporting period. The company’s stock price increased in response to strong earnings.

    Several US-based banks, including Citigroup, detracted from Fund performance due to interest rates that have remained low for longer than expected.

    Energy infrastructure company Kinder Morgan was also a detractor from Fund performance. The company reported negative earnings, as it suffered from volatility in oil prices and the announcement of a 75% dividend reduction.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which generated a negative return and was a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We welcome new investors who joined the Fund during the fiscal year and thank all our shareholders for their investments in Invesco S&P 500 Index Fund.

1	Bureau of Labor Statistics
2	Reuters

Portfolio Composition
By sector	% of total net assets

Information Technology	20.5%
Financials	16.0
Health Care	14.3
Consumer Discretionary	12.0
Consumer Staples	9.8
Industrials	9.7
Energy	6.8
Utilities	3.2
Materials	2.9
Telecommunication Services	2.6
Money Market Funds
Plus Other Assets Less Liabilities	2.2

Top 10 Equity Holdings*

% of total net assets

1. Apple Inc.	3.0%
2. Microsoft Corp.	2.4
3. Exxon Mobil Corp.	1.9
4. Johnson & Johnson	1.7
5. Amazon.com, Inc.	1.5
6. Facebook Inc.-Class A	1.5
7. General Electric Co.	1.5
8. Berkshire Hathaway Inc.-Class B	1.5
9. AT&T Inc.	1.3
10. JPMorgan Chase & Co.	1.3

Total Net Assets	$914.2 million

Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

4                         Invesco S&P 500 Index Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in
2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5                         Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/16, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	5.54%
10 Years	6.38
5 Years	12.75
1 Year	5.72

Class B Shares
Inception (9/26/97)	5.51%
10 Years	6.34
5 Years	12.93
1 Year	6.02

Class C Shares
Inception (9/26/97)	5.06%
10 Years	6.18
5 Years	13.19
1 Year	10.05

Class Y Shares
Inception (9/26/97)	6.10%
10 Years	7.25
5 Years	14.31
1 Year	12.15

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,

Average Annual Total Returns
As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	5.38%
10 Years	6.29
5 Years	10.20
1 Year	-2.31

Class B Shares
Inception (9/26/97)	5.35%
10 Years	6.26
5 Years	10.35
1 Year	-2.44

Class C Shares
Inception (9/26/97)	4.91%
10 Years	6.11
5 Years	10.63
1 Year	1.64

Class Y Shares
Inception (9/26/97)	5.95%
10 Years	7.16
5 Years	11.74
1 Year	3.61

Class C and Class Y shares was 0.58%, 1.33%, 1.33% and 0.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

■	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–97.76%
Advertising–0.15%
Interpublic Group of Cos., Inc. (The)	19,127	$442,599
Omnicom Group Inc.	11,335	976,283
		1,418,882

Aerospace & Defense–2.52%
Boeing Co. (The)	28,440	3,681,558
General Dynamics Corp.	13,645	2,077,042
Honeywell International Inc.	36,198	4,224,668
L-3 Communications Holdings, Inc.	3,613	537,687
Lockheed Martin Corp.	12,430	3,020,117
Northrop Grumman Corp.	8,560	1,815,319
Raytheon Co.	14,146	1,982,279
Rockwell Collins, Inc.	6,155	515,112
Textron Inc.	12,729	519,980
TransDigm Group, Inc.(b)	2,540	724,382
United Technologies Corp.	36,967	3,934,398
		23,032,542

Agricultural & Farm Machinery–0.13%
Deere & Co.	14,172	1,198,243

Agricultural Products–0.13%
Archer-Daniels-Midland Co.	27,908	1,221,254

Air Freight & Logistics–0.70%
C.H. Robinson Worldwide, Inc.	6,760	469,279
Expeditors International of Washington, Inc.	8,615	436,350
FedEx Corp.	11,856	1,955,410
United Parcel Service, Inc.–Class B	32,794	3,581,761
		6,442,800

Airlines–0.51%
Alaska Air Group, Inc.	5,900	398,427
American Airlines Group Inc.	27,461	996,834
Delta Air Lines, Inc.	36,649	1,346,851
Southwest Airlines Co.	30,335	1,118,755
United Continental Holdings Inc.(b)	15,944	803,737
		4,664,604

Alternative Carriers–0.07%
Level 3 Communications, Inc.(b)	13,775	683,653

Aluminum–0.07%
Alcoa Inc.	62,464	629,637

Apparel Retail–0.59%
Foot Locker, Inc.	6,489	425,938
Gap, Inc. (The)	10,806	268,745
L Brands, Inc.	12,050	918,330
Ross Stores, Inc.	19,062	1,186,419
TJX Cos., Inc. (The)	31,399	2,431,539

	Shares	Value
Apparel Retail–(continued)
Urban Outfitters, Inc.(b)	4,146	$148,634
		5,379,605

Apparel, Accessories & Luxury Goods–0.41%
Coach, Inc.	13,238	505,427
Hanesbrands, Inc.	17,930	475,862
Michael Kors Holdings Ltd.(b)	8,381	410,250
PVH Corp.	3,818	411,428
Ralph Lauren Corp.	2,737	283,608
Under Armour, Inc.–Class A(b)	8,698	344,702
Under Armour, Inc.–Class C(b)	8,753	312,044
VF Corp.	15,845	983,182
		3,726,503

Application Software–0.83%
Adobe Systems Inc.(b)	23,758	2,430,681
Autodesk, Inc.(b)	10,660	718,484
Citrix Systems, Inc.(b)	7,366	642,315
Intuit Inc.	12,151	1,354,229
salesforce.com, inc.(b)	30,248	2,402,296
		7,548,005

Asset Management & Custody Banks–1.07%
Affiliated Managers Group, Inc.(b)	2,577	366,063
Ameriprise Financial, Inc.	7,875	796,005
Bank of New York Mellon Corp. (The)	51,158	2,131,754
BlackRock, Inc.	5,972	2,226,421
Franklin Resources, Inc.	17,502	638,823
Invesco Ltd.(c)	19,819	618,155
Legg Mason, Inc.	4,995	172,777
Northern Trust Corp.	10,184	718,888
State Street Corp.	18,806	1,320,933
T. Rowe Price Group Inc.	11,742	816,539
		9,806,358

Auto Parts & Equipment–0.38%
BorgWarner, Inc.	10,344	355,730
Delphi Automotive PLC (United Kingdom)	12,965	916,107
Johnson Controls International PLC	20,210	882,773
Johnson Controls, Inc.	30,795	1,351,285
		3,505,895

Automobile Manufacturers–0.49%
Ford Motor Co.	185,337	2,335,246
General Motors Co.	66,602	2,125,936
		4,461,182

Automotive Retail–0.39%
Advance Auto Parts, Inc.	3,518	553,663
AutoNation, Inc.(b)	3,378	159,948
AutoZone, Inc.(b)	1,418	1,051,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco S&P 500 Index Fund

	Shares	Value
Automotive Retail–(continued)
CarMax, Inc.(b)	9,160	$539,982
O’Reilly Automotive, Inc.(b)	4,597	1,286,930
		3,592,396

Biotechnology–2.95%
AbbVie Inc.	76,821	4,924,226
Alexion Pharmaceuticals, Inc.(b)	10,659	1,341,542
Amgen Inc.	35,680	6,067,741
Biogen Inc.(b)	10,403	3,179,469
Celgene Corp.(b)	36,792	3,927,178
Gilead Sciences, Inc.	63,258	4,958,162
Regeneron Pharmaceuticals, Inc.(b)	3,713	1,457,538
Vertex Pharmaceuticals Inc.(b)	11,757	1,111,154
		26,967,010

Brewers–0.10%
Molson Coors Brewing Co.–Class B	8,696	889,775

Broadcasting–0.21%
CBS Corp.–Class B	19,726	1,006,618
Discovery Communications, Inc.–Class A(b)	7,188	183,366
Discovery Communications, Inc.–Class C(b)	11,359	281,930
Scripps Networks Interactive Inc.–Class A	4,472	283,390
TEGNA Inc.	10,295	208,577
		1,963,881

Building Products–0.15%
Allegion PLC	4,546	323,766
Fortune Brands Home & Security, Inc.	7,282	462,844
Masco Corp.	15,799	560,549
		1,347,159

Cable & Satellite–0.82%
Comcast Corp.–Class A	114,838	7,494,328

Casinos & Gaming–0.04%
Wynn Resorts Ltd.	3,850	343,882

Commodity Chemicals–0.14%
LyondellBasell Industries N.V.–Class A	16,214	1,279,122

Communications Equipment–1.03%
Cisco Systems, Inc.	238,902	7,511,079
F5 Networks, Inc.(b)	3,170	389,054
Harris Corp.	5,890	547,652
Juniper Networks, Inc.	16,776	387,190
Motorola Solutions, Inc.	7,505	577,810
		9,412,785

Computer & Electronics Retail–0.06%
Best Buy Co., Inc.	13,429	516,748

Construction & Engineering–0.09%
Fluor Corp.	6,563	340,620
Jacobs Engineering Group, Inc.(b)	5,777	304,390
Quanta Services, Inc.(b)	7,173	184,561
		829,571

	Shares	Value
Construction Machinery & Heavy Trucks–0.46%
Caterpillar Inc.	27,732	$2,272,637
Cummins Inc.	7,524	945,090
PACCAR Inc.	16,623	994,720
		4,212,447

Construction Materials–0.14%
Martin Marietta Materials, Inc.	3,036	555,679
Vulcan Materials Co.	6,300	717,381
		1,273,060

Consumer Electronics–0.06%
Garmin Ltd.	5,620	275,829
Harman International Industries, Inc.	3,378	286,083
		561,912

Consumer Finance–0.74%
American Express Co.	38,396	2,518,010
Capital One Financial Corp.	24,323	1,741,527
Discover Financial Services	19,597	1,175,820
Navient Corp.	15,697	225,723
Synchrony Financial	39,609	1,102,318
		6,763,398

Data Processing & Outsourced Services–2.32%
Alliance Data Systems Corp.(b)	2,793	571,392
Automatic Data Processing, Inc.	21,643	1,943,758
Fidelity National Information Services, Inc.	13,179	1,045,490
Fiserv, Inc.(b)	10,548	1,086,971
Global Payments Inc.	7,290	553,675
MasterCard, Inc.–Class A	46,110	4,455,609
Paychex, Inc.	15,198	922,063
PayPal Holdings, Inc.(b)	52,387	1,946,177
Total System Services, Inc.	8,072	397,546
Visa Inc.–Class A	90,473	7,319,266
Western Union Co. (The)	23,327	501,997
Xerox Corp.	45,228	445,496
		21,189,440

Department Stores–0.13%
Kohl’s Corp.	8,725	387,215
Macy’s, Inc.	14,681	531,159
Nordstrom, Inc.	6,061	305,838
		1,224,212

Distillers & Vintners–0.20%
Brown-Forman Corp.–Class B	9,508	461,613
Constellation Brands, Inc.–Class A	8,378	1,374,411
		1,836,024

Distributors–0.14%
Genuine Parts Co.	7,073	727,246
LKQ Corp.(b)	14,585	526,373
		1,253,619

Diversified Banks–4.51%
Bank of America Corp.	487,897	7,874,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco S&P 500 Index Fund

	Shares	Value
Diversified Banks–(continued)
Citigroup Inc.	139,388	$6,654,383
Comerica Inc.	8,346	394,682
JPMorgan Chase & Co.	173,656	11,721,780
U.S. Bancorp	77,080	3,403,082
Wells Fargo & Co.	219,447	11,147,908
		41,196,493

Diversified Chemicals–0.68%
Dow Chemical Co. (The)	53,331	2,860,675
E. I. du Pont de Nemours and Co.	41,490	2,887,704
Eastman Chemical Co.	7,060	479,303
		6,227,682

Diversified Metals & Mining–0.07%
Freeport-McMoRan Inc.	59,474	611,987

Diversified Support Services–0.05%
Cintas Corp.	4,138	486,256

Drug Retail–0.88%
CVS Health Corp.	51,013	4,764,614
Walgreens Boots Alliance, Inc.	41,047	3,312,904
		8,077,518

Electric Utilities–1.99%
Alliant Energy Corp.	10,787	409,367
American Electric Power Co., Inc.	23,336	1,506,805
Duke Energy Corp.	32,720	2,606,475
Edison International	15,514	1,128,178
Entergy Corp.	8,523	666,499
Eversource Energy	15,107	815,325
Exelon Corp.	43,783	1,488,622
FirstEnergy Corp.	20,172	660,230
NextEra Energy, Inc.	21,917	2,650,642
PG&E Corp.	23,560	1,459,306
Pinnacle West Capital Corp.	5,251	394,035
PPL Corp.	32,152	1,118,247
Southern Co. (The)	44,579	2,288,240
Xcel Energy, Inc.	24,126	997,851
		18,189,822

Electrical Components & Equipment–0.53%
Acuity Brands, Inc.	2,071	569,774
AMETEK, Inc.	11,044	538,395
Eaton Corp. PLC	21,712	1,444,716
Emerson Electric Co.	30,557	1,609,743
Rockwell Automation, Inc.	6,166	714,824
		4,877,452

Electronic Components–0.23%
Amphenol Corp.–Class A	14,674	914,337
Corning Inc.	51,076	1,158,914
		2,073,251

Electronic Equipment & Instruments–0.02%
FLIR Systems, Inc.	6,558	202,183

	Shares	Value
Electronic Manufacturing Services–0.12%
TE Connectivity Ltd. (Switzerland)	16,985	$1,079,736

Environmental & Facilities Services–0.24%
Republic Services, Inc.	11,258	568,754
Stericycle, Inc.(b)	4,020	345,640
Waste Management, Inc.	19,609	1,253,799
		2,168,193

Fertilizers & Agricultural Chemicals–0.36%
CF Industries Holdings, Inc.	11,028	286,728
FMC Corp.	6,323	296,802
Monsanto Co.	20,734	2,208,171
Mosaic Co. (The)	16,578	498,500
		3,290,201

Food Distributors–0.14%
Sysco Corp.	24,843	1,288,358

Food Retail–0.21%
Kroger Co. (The)	45,302	1,449,211
Whole Foods Market, Inc.	15,247	463,204
		1,912,415

Footwear–0.40%
NIKE, Inc.–Class B	63,242	3,645,269

General Merchandise Stores–0.42%
Dollar General Corp.	13,478	989,420
Dollar Tree, Inc.(b)	11,209	926,984
Target Corp.	27,989	1,964,548
		3,880,952

Gold–0.11%
Newmont Mining Corp.	25,198	963,572

Health Care Distributors–0.52%
AmerisourceBergen Corp.	8,714	757,857
Cardinal Health, Inc.	15,474	1,232,813
Henry Schein, Inc.(b)	3,908	640,091
McKesson Corp.	10,687	1,973,034
Patterson Cos. Inc.	3,989	183,494
		4,787,289

Health Care Equipment–2.59%
Abbott Laboratories	69,808	2,933,332
Baxter International Inc.	26,231	1,225,775
Becton, Dickinson and Co.	10,078	1,785,922
Boston Scientific Corp.(b)	64,448	1,535,151
C.R. Bard, Inc.	3,472	766,756
Danaher Corp.	28,458	2,316,766
Edwards Lifesciences Corp.(b)	10,053	1,157,704
Hologic, Inc.(b)	11,521	442,637
Intuitive Surgical, Inc.(b)	1,807	1,240,361
Medtronic PLC	66,789	5,812,647
St. Jude Medical, Inc.	13,518	1,053,323
Stryker Corp.	14,923	1,725,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco S&P 500 Index Fund

	Shares	Value
Health Care Equipment–(continued)
Varian Medical Systems, Inc.(b)	4,486	$431,239
Zimmer Biomet Holdings, Inc.	9,518	1,233,628
		23,661,235

Health Care Facilities–0.17%
HCA Holdings, Inc.(b)	14,301	1,080,441
Universal Health Services, Inc.–Class B	4,255	512,855
		1,593,296

Health Care REIT’s–0.37%
HCP, Inc.	22,185	872,536
Ventas, Inc.	16,059	1,167,008
Welltower Inc.	16,955	1,301,296
		3,340,840

Health Care Services–0.43%
DaVita HealthCare Partners Inc.(b)	7,739	500,172
Express Scripts Holding Co.(b)	30,056	2,185,071
Laboratory Corp. of America Holdings(b)	4,876	667,671
Quest Diagnostics Inc.	6,715	556,136
		3,909,050

Health Care Supplies–0.07%
DENTSPLY SIRONA Inc.	11,124	683,681

Health Care Technology–0.10%
Cerner Corp.(b)	14,317	924,019

Home Entertainment Software–0.24%
Activision Blizzard, Inc.	24,194	1,000,906
Electronic Arts Inc.(b)	14,325	1,163,620
		2,164,526

Home Furnishings–0.11%
Leggett & Platt, Inc.	6,396	335,662
Mohawk Industries, Inc.(b)	3,009	640,255
		975,917

Home Improvement Retail–1.22%
Home Depot, Inc. (The)	59,087	7,924,749
Lowe’s Cos., Inc.	42,088	3,222,257
		11,147,006

Homebuilding–0.13%
D.R. Horton, Inc.	15,679	502,669
Lennar Corp.–Class A	8,710	411,983
PulteGroup Inc.	14,932	319,097
		1,233,749

Homefurnishing Retail–0.04%
Bed Bath & Beyond Inc.	7,331	339,939

Hotel and Resort REIT’s–0.07%
Host Hotels & Resorts Inc.	35,492	632,467

Hotels, Resorts & Cruise Lines–0.35%
Carnival Corp.	20,826	995,483

	Shares	Value
Hotels, Resorts & Cruise Lines–(continued)
Marriott International Inc.–Class A	9,094	$648,675
Royal Caribbean Cruises Ltd.	8,022	570,445
Starwood Hotels & Resorts Worldwide, Inc.	7,983	618,363
Wyndham Worldwide Corp.	5,299	375,116
		3,208,082

Household Appliances–0.07%
Whirlpool Corp.	3,603	643,640

Household Products–1.95%
Church & Dwight Co., Inc.	6,137	610,141
Clorox Co. (The)	6,107	800,261
Colgate-Palmolive Co.	42,416	3,153,206
Kimberly-Clark Corp.	17,074	2,186,496
Procter & Gamble Co. (The)	126,432	11,038,778
		17,788,882

Housewares & Specialties–0.13%
Newell Brands, Inc.	21,712	1,152,473

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	6,284	240,866

Hypermarkets & Super Centers–0.94%
Costco Wholesale Corp.	20,807	3,372,607
Wal-Mart Stores, Inc.	72,537	5,182,043
		8,554,650

Independent Power Producers & Energy Traders–0.06%
AES Corp. (The)	31,315	377,972
NRG Energy, Inc.	14,998	181,626
		559,598

Industrial Conglomerates–2.15%
3M Co.	28,807	5,163,366
General Electric Co.(d)	436,778	13,644,945
Roper Technologies, Inc.	4,829	857,389
		19,665,700

Industrial Gases–0.34%
Air Products and Chemicals, Inc.	9,283	1,444,621
Praxair, Inc.	13,576	1,656,815
		3,101,436

Industrial Machinery–0.80%
Dover Corp.	7,328	531,280
Flowserve Corp.	6,231	301,393
Fortive Corp.	14,229	749,441
Illinois Tool Works Inc.	15,361	1,825,655
Ingersoll-Rand PLC	12,252	833,013
Parker-Hannifin Corp.	6,371	780,639
Pentair PLC (United Kingdom)	8,631	552,816
Snap-on Inc.	2,748	421,241
Stanley Black & Decker Inc.	7,106	879,368
Xylem, Inc.	8,544	434,548
		7,309,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco S&P 500 Index Fund

	Shares	Value
Industrial REIT’s–0.14%
Prologis, Inc.	24,953	$1,325,254

Insurance Brokers–0.47%
Aon PLC	12,582	1,401,006
Arthur J. Gallagher & Co.	8,375	413,809
Marsh & McLennan Cos., Inc.	24,761	1,674,586
Willis Towers Watson PLC	6,536	810,529
		4,299,930

Integrated Oil & Gas–3.17%
Chevron Corp.	89,519	9,003,821
Exxon Mobil Corp.	196,956	17,162,746
Occidental Petroleum Corp.	36,276	2,787,811
		28,954,378

Integrated Telecommunication Services–2.52%
AT&T Inc.(d)	292,399	11,953,271
CenturyLink Inc.	25,936	721,021
Frontier Communications Corp.	55,719	256,308
Verizon Communications Inc.	193,616	10,131,925
		23,062,525

Internet Retail–2.23%
Amazon.com, Inc.(b)	18,377	14,134,853
Expedia, Inc.	5,558	606,489
Netflix Inc.(b)	20,355	1,983,595
Priceline Group Inc. (The)(b)	2,357	3,339,233
TripAdvisor Inc.(b)	5,467	333,487
		20,397,657

Internet Software & Services–4.35%
Akamai Technologies, Inc.(b)	8,361	459,019
Alphabet Inc.–Class A(b)	13,948	11,016,828
Alphabet Inc.–Class C(b)	14,028	10,760,177
eBay Inc.(b)	50,204	1,614,561
Facebook Inc.–Class A(b)	109,809	13,849,111
VeriSign, Inc.(b)	4,541	338,077
Yahoo! Inc.(b)	41,509	1,774,510
		39,812,283

Investment Banking & Brokerage–0.83%
Charles Schwab Corp. (The)	57,127	1,797,215
E*TRADE Financial Corp.(b)	13,238	349,218
Goldman Sachs Group, Inc. (The)	18,349	3,109,422
Morgan Stanley	71,763	2,300,722
		7,556,577

IT Consulting & Other Services–1.32%
Accenture PLC–Class A	29,609	3,405,035
Cognizant Technology Solutions Corp.–Class A(b)	28,820	1,655,421
CSRA Inc.	6,515	165,416
International Business Machines Corp.	41,948	6,664,698
Teradata Corp.(b)	6,174	195,901
		12,086,471

	Shares	Value
Leisure Products–0.11%
Hasbro, Inc.	5,313	$434,285
Mattel, Inc.	16,186	536,242
		970,527

Life & Health Insurance–0.80%
Aflac, Inc.	19,663	1,458,601
Lincoln National Corp.	11,400	547,542
MetLife, Inc.	52,183	2,264,742
Principal Financial Group, Inc.	12,831	629,617
Prudential Financial, Inc.	20,994	1,666,504
Torchmark Corp.	5,312	343,580
Unum Group	11,301	402,429
		7,313,015

Life Sciences Tools & Services–0.61%
Agilent Technologies, Inc.	15,607	733,217
Illumina, Inc.(b)	7,004	1,179,053
PerkinElmer, Inc.	5,169	275,249
Thermo Fisher Scientific, Inc.	18,648	2,838,039
Waters Corp.(b)	3,805	598,565
		5,624,123

Managed Health Care–1.43%
Aetna Inc.	16,651	1,950,165
Anthem, Inc.	12,489	1,562,124
Centene Corp.(b)	8,139	555,812
Cigna Corp.	12,201	1,564,900
Humana Inc.	7,078	1,264,910
UnitedHealth Group Inc.	45,161	6,144,154
		13,042,065

Metal & Glass Containers–0.09%
Ball Corp.	8,221	651,021
Owens-Illinois, Inc.(b)	7,715	138,330
		789,351

Motorcycle Manufacturers–0.05%
Harley-Davidson, Inc.	8,600	453,220

Movies & Entertainment–1.32%
Time Warner Inc.	37,385	2,931,358
Twenty-First Century Fox, Inc.–Class A	52,044	1,277,160
Twenty-First Century Fox, Inc.–Class B	20,502	509,475
Viacom Inc.–Class B	16,491	665,247
Walt Disney Co. (The)	70,897	6,696,930
		12,080,170

Multi-Line Insurance–0.52%
American International Group, Inc.	53,151	3,180,024
Assurant, Inc.	2,941	263,367
Hartford Financial Services Group, Inc. (The)	18,668	766,695
Loews Corp.	12,770	534,552
		4,744,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco S&P 500 Index Fund

	Shares	Value
Multi-Sector Holdings–1.50%
Berkshire Hathaway Inc.–Class B(b)	89,003	$13,394,062
Leucadia National Corp.	15,867	303,853
		13,697,915

Multi-Utilities–1.05%
Ameren Corp.	11,479	567,292
CenterPoint Energy, Inc.	20,458	459,691
CMS Energy Corp.	13,258	556,438
Consolidated Edison, Inc.	14,446	1,087,061
Dominion Resources, Inc.	29,268	2,170,515
DTE Energy Co.	8,490	788,721
NiSource Inc.	15,271	365,588
Public Service Enterprise Group Inc.	24,062	1,028,891
SCANA Corp.	6,761	477,665
Sempra Energy	11,257	1,177,820
WEC Energy Group, Inc.	15,034	900,236
		9,579,918

Office REIT’s–0.27%
Boston Properties, Inc.	7,266	1,018,184
SL Green Realty Corp.	4,729	556,698
Vornado Realty Trust	8,386	866,358
		2,441,240

Office Services & Supplies–0.02%
Pitney Bowes Inc.	8,958	168,052

Oil & Gas Drilling–0.06%
Diamond Offshore Drilling, Inc.	3,060	56,518
Helmerich & Payne, Inc.	5,109	308,890
Transocean Ltd.(b)	16,304	158,149
		523,557

Oil & Gas Equipment & Services–0.97%
Baker Hughes Inc.	20,817	1,022,739
FMC Technologies, Inc.(b)	10,735	302,727
Halliburton Co.	40,813	1,755,367
National Oilwell Varco Inc.	17,908	600,635
Schlumberger Ltd.	65,999	5,213,921
		8,895,389

Oil & Gas Exploration & Production–1.67%
Anadarko Petroleum Corp.	24,244	1,296,327
Apache Corp.	17,998	894,500
Cabot Oil & Gas Corp.	22,086	543,978
Chesapeake Energy Corp.(b)	27,778	176,390
Cimarex Energy Co.	4,484	592,695
Concho Resources Inc.(b)	6,191	799,877
ConocoPhillips	58,821	2,414,602
Devon Energy Corp.	24,888	1,078,397
EOG Resources, Inc.	26,136	2,312,775
EQT Corp.	8,204	586,586
Hess Corp.	12,528	680,270
Marathon Oil Corp.	40,261	604,720

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Murphy Oil Corp.	7,650	$204,408
Newfield Exploration Co.(b)	9,374	406,457
Noble Energy, Inc.	20,391	703,082
Pioneer Natural Resources Co.	7,774	1,391,935
Range Resources Corp.	8,023	309,447
Southwestern Energy Co.(b)	18,436	256,445
		15,252,891

Oil & Gas Refining & Marketing–0.49%
Marathon Petroleum Corp.	25,165	1,069,764
Phillips 66	22,210	1,742,375
Tesoro Corp.	5,744	433,212
Valero Energy Corp.	22,357	1,237,460
		4,482,811

Oil & Gas Storage & Transportation–0.48%
Kinder Morgan Inc.	86,915	1,899,093
ONEOK, Inc.	9,930	465,618
Spectra Energy Corp.	32,498	1,157,579
Williams Cos., Inc. (The)	32,441	906,401
		4,428,691

Packaged Foods & Meats–1.60%
Campbell Soup Co.	8,507	516,545
ConAgra Foods, Inc.	20,728	966,132
General Mills, Inc.(d)	28,232	1,999,390
Hershey Co. (The)	6,674	666,666
Hormel Foods Corp.	12,786	489,192
JM Smucker Co. (The)	5,662	802,815
Kellogg Co.	11,931	980,848
Kraft Heinz Co. (The)	28,299	2,532,478
McCormick & Co., Inc.	5,505	561,290
Mead Johnson Nutrition Co.	8,821	750,402
Mondelez International, Inc.–Class A	73,720	3,318,874
Tyson Foods, Inc.–Class A	14,274	1,078,686
		14,663,318

Paper Packaging–0.25%
Avery Dennison Corp.	4,230	327,571
International Paper Co.	19,554	948,173
Sealed Air Corp.	9,373	441,750
WestRock Co.	12,010	575,279
		2,292,773

Personal Products–0.10%
Estee Lauder Cos. Inc. (The)–Class A	10,599	945,749

Pharmaceuticals–5.42%
Allergan PLC(b)	18,788	4,406,538
Bristol-Myers Squibb Co.	79,288	4,550,338
Eli Lilly and Co.	46,156	3,588,629
Endo International PLC(b)	9,772	202,280
Johnson & Johnson	130,664	15,593,442
Mallinckrodt PLC(b)	5,171	385,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–(continued)
Merck & Co., Inc.	131,476	$8,255,378
Mylan N.V.(b)	20,283	859,188
Perrigo Co. PLC	6,802	618,914
Pfizer Inc.	288,069	10,024,801
Zoetis Inc.	21,640	1,105,804
		49,590,758

Property & Casualty Insurance–0.83%
Allstate Corp. (The)	17,780	1,226,109
Chubb Ltd.	22,061	2,800,203
Cincinnati Financial Corp.	6,997	539,539
Progressive Corp. (The)	27,647	900,186
Travelers Cos., Inc. (The)	13,856	1,644,846
XL Group Ltd. (Ireland)	13,520	462,789
		7,573,672

Publishing–0.04%
News Corp.–Class A	18,077	254,163
News Corp.–Class B	5,099	73,578
		327,741

Railroads–0.76%
CSX Corp.	45,401	1,283,940
Kansas City Southern	5,133	496,464
Norfolk Southern Corp.	14,008	1,315,351
Union Pacific Corp.	39,947	3,816,137
		6,911,892

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	13,860	414,275

Regional Banks–1.01%
BB&T Corp.	38,989	1,501,076
Citizens Financial Group Inc.	25,125	622,346
Fifth Third Bancorp	36,465	735,134
Huntington Bancshares Inc.	51,546	515,975
KeyCorp	51,435	646,024
M&T Bank Corp.	7,593	898,480
People’s United Financial Inc.	14,787	240,289
PNC Financial Services Group, Inc. (The)	23,708	2,136,091
Regions Financial Corp.	60,166	599,855
SunTrust Banks, Inc.	23,793	1,048,558
Zions Bancorp.	9,676	295,989
		9,239,817

Research & Consulting Services–0.27%
Dun & Bradstreet Corp. (The)	1,733	238,547
Equifax Inc.	5,613	740,355
Nielsen Holdings PLC	17,121	912,207
Verisk Analytics, Inc.–Class A(b)	7,313	607,345
		2,498,454

Residential REIT’s–0.41%
Apartment Investment & Management Co.–Class A	7,408	334,694

	Shares	Value
Residential REIT’s–(continued)
AvalonBay Communities, Inc.	6,531	$1,142,990
Equity Residential	17,375	1,127,116
Essex Property Trust, Inc.	3,120	708,552
UDR, Inc.	12,638	457,243
		3,770,595

Restaurants–1.25%
Chipotle Mexican Grill, Inc.(b)	1,386	573,430
Darden Restaurants, Inc.	5,412	333,596
McDonald’s Corp.	41,696	4,822,559
Starbucks Corp.	69,579	3,912,427
Yum! Brands, Inc.	19,337	1,754,059
		11,396,071

Retail REIT’s–0.70%
Federal Realty Investment Trust	3,367	535,353
General Growth Properties, Inc.	27,686	806,770
Kimco Realty Corp.	19,932	598,956
Macerich Co. (The)	5,984	490,030
Realty Income Corp.	12,236	804,272
Simon Property Group, Inc.	14,695	3,166,332
		6,401,713

Semiconductor Equipment–0.30%
Applied Materials, Inc.	51,731	1,543,653
KLA-Tencor Corp.	7,364	510,031
Lam Research Corp.	7,610	710,165
		2,763,849

Semiconductors–2.76%
Analog Devices, Inc.	14,567	911,311
Broadcom Ltd. (Singapore)	17,617	3,107,991
First Solar, Inc.(b)	3,692	139,631
Intel Corp.	224,286	8,049,625
Linear Technology Corp.	11,324	659,510
Microchip Technology Inc.	10,203	631,668
Micron Technology, Inc.(b)	49,256	812,231
NVIDIA Corp.	24,081	1,477,129
Qorvo, Inc.(b)	6,096	350,093
QUALCOMM, Inc.	69,770	4,400,394
Skyworks Solutions, Inc.	9,055	677,857
Texas Instruments Inc.	47,698	3,316,919
Xilinx, Inc.	12,090	655,399
		25,189,758

Soft Drinks–1.88%
Coca-Cola Co. (The)	184,938	8,031,857
Dr Pepper Snapple Group, Inc.	8,861	830,276
Monster Beverage Corp.(b)	6,686	1,028,909
PepsiCo, Inc.	68,606	7,323,690
		17,214,732

Specialized Consumer Services–0.03%
H&R Block, Inc.	10,658	230,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco S&P 500 Index Fund

	Shares	Value
Specialized Finance–0.67%
CME Group Inc.–Class A	16,111	$1,745,627
Intercontinental Exchange, Inc.	5,674	1,600,181
Moody’s Corp.	8,021	871,803
Nasdaq, Inc.	5,491	391,014
S&P Global Inc.	12,552	1,550,674
		6,159,299

Specialized REIT’s–1.02%
American Tower Corp.	20,165	2,286,308
Crown Castle International Corp.	16,001	1,516,415
Digital Realty Trust, Inc.	7,022	695,810
Equinix, Inc.	3,297	1,215,439
Extra Space Storage Inc.	5,901	475,326
Iron Mountain Inc.	11,352	436,030
Public Storage	7,017	1,571,387
Weyerhaeuser Co.	35,483	1,130,133
		9,326,848

Specialty Chemicals–0.53%
Albemarle Corp.	5,334	426,560
Ecolab Inc.	12,504	1,538,617
International Flavors & Fragrances Inc.	3,825	530,069
PPG Industries, Inc.	12,621	1,336,311
Sherwin-Williams Co. (The)	3,710	1,052,564
		4,884,121

Specialty Stores–0.24%
Signet Jewelers Ltd.	3,678	301,522
Staples, Inc.	30,697	262,766
Tiffany & Co.	5,207	371,624
Tractor Supply Co.	6,327	531,152
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	2,963	732,483
		2,199,547

Steel–0.08%
Nucor Corp.	15,142	734,538

Systems Software–3.21%
CA, Inc.	14,099	478,097
Microsoft Corp.	373,358	21,453,151
Oracle Corp.	147,833	6,093,676
Red Hat, Inc.(b)	8,639	630,474
Symantec Corp.	29,082	701,749
		29,357,147

	Shares	Value
Technology Hardware, Storage & Peripherals–3.80%
Apple Inc.	260,168	$27,603,825
EMC Corp.	92,773	2,689,489
Hewlett Packard Enterprise Co.	78,928	1,695,373
HP Inc.	81,250	1,167,563
NetApp, Inc.	13,777	476,546
Seagate Technology PLC	14,176	478,298
Western Digital Corp.	13,383	624,585
		34,735,679

Tires & Rubber–0.04%
Goodyear Tire & Rubber Co. (The)	12,634	370,808

Tobacco–1.69%
Altria Group, Inc.	92,926	6,141,480
Philip Morris International Inc.	73,682	7,363,042
Reynolds American Inc.	39,321	1,949,142
		15,453,664

Trading Companies & Distributors–0.17%
Fastenal Co.	13,750	592,763
United Rentals, Inc.(b)	4,203	345,949
W.W. Grainger, Inc.	2,658	613,094
		1,551,806

Trucking–0.05%
J.B. Hunt Transport Services, Inc.	4,259	338,122
Ryder System, Inc.	2,533	165,962
		504,084

Water Utilities–0.07%
American Water Works Co., Inc.	8,421	623,070
Total Common Stocks & Other Equity Interests (Cost $469,321,476)		893,768,285

Money Market Funds–2.03%
Liquid Assets Portfolio–Institutional Class, 0.38%(e)	9,288,994	9,288,994
Premier Portfolio–Institutional Class, 0.37%(e)	9,288,994	9,288,994
Total Money Market Funds (Cost $18,577,988)		18,577,988
TOTAL INVESTMENTS–99.79% (Cost $487,899,464)		912,346,273
OTHER ASSETS LESS LIABILITIES–0.21%		1,875,800
NET ASSETS–100.00%		$914,222,073

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $468,833,827)	$893,150,130
Investments in affiliates, at value (Cost $19,065,637)	19,196,143
Total investments, at value (Cost $487,899,464)	912,346,273
Receivable for:
Fund shares sold	1,864,517
Dividends	2,034,251
Custody expenses reimbursed	5,971
Investment for trustee deferred compensation and retirement plans	66,049
Other assets	40,673
Total assets	916,357,734

Liabilities:
Payable for:
Fund shares reacquired	1,215,325
Variation margin — futures	49,818
Accrued fees to affiliates	660,186
Accrued trustees’ and officers’ fees and benefits	4,577
Accrued other operating expenses	128,781
Trustee deferred compensation and retirement plans	76,974
Total liabilities	2,135,661
Net assets applicable to shares outstanding	$914,222,073

Net assets consist of:
Shares of beneficial interest	$535,067,550
Undistributed net investment income	8,119,750
Undistributed net realized gain (loss)	(53,985,182)
Net unrealized appreciation	425,019,955
$914,222,073

Net Assets:
Class A	$600,869,462
Class B	$3,444,788
Class C	$222,221,023
Class Y	$87,686,800

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	25,465,092
Class B	149,556
Class C	9,760,055
Class Y	3,671,571
Class A:
Net asset value per share	$23.60
Maximum offering price per share
(Net asset value of $23.60 ÷ 94.50%)	$24.97
Class B:
Net asset value and offering price per share	$23.03
Class C:
Net asset value and offering price per share	$22.77
Class Y:
Net asset value and offering price per share	$23.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $304)	$18,590,489
Dividends from affiliates	70,704
Total investment income	18,661,193

Expenses:
Advisory fees	1,015,411
Administrative services fees	209,621
Custodian fees	27,399
Distribution fees:
Class A	1,427,612
Class B	42,993
Class C	1,933,676
Transfer agent fees	1,138,589
Trustees’ and officers’ fees and benefits	31,378
Registration and filing fees	87,989
Licensing Fees	184,381
Reports to shareholders	67,296
Professional services fees	46,879
Other	28,042
Total expenses	6,241,266
Less: Fees waived and expense offset arrangement(s)	(26,455)
Net expenses	6,214,811
Net investment income	12,446,382

Realized and unrealized gain from:
Net realized gain from:
Investment securities	4,622,243
Futures contracts	1,189,864
5,812,107
Change in net unrealized appreciation of:
Investment securities	72,937,987
Futures contracts	1,172,015
74,110,002
Net realized and unrealized gain	79,922,109
Net increase in net assets resulting from operations	$92,368,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$12,446,382	$9,943,392
Net realized gain	5,812,107	12,136,389
Change in net unrealized appreciation (depreciation)	74,110,002	(24,352,997)
Net increase (decrease) in net assets resulting from operations	92,368,491	(2,273,216)

Distributions to shareholders from net investment income:
Class A	(9,027,890)	(6,708,197)
Class B	(44,560)	(41,456)
Class C	(1,800,621)	(776,453)
Class Y	(1,298,508)	(488,719)
Total distributions from net investment income	(12,171,579)	(8,014,825)

Share transactions–net:
Class A	11,375,815	(17,280,449)
Class B	(2,051,224)	(3,038,091)
Class C	38,850,281	43,635,887
Class Y	33,154,392	24,505,883
Net increase in net assets resulting from share transactions	81,329,264	47,823,230
Net increase in net assets	161,526,176	37,535,189

Net assets:
Beginning of year	752,695,897	715,160,708
End of year (includes undistributed net investment income of $8,119,750 and $7,843,344, respectively)	$914,222,073	$752,695,897

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

19                         Invesco S&P 500 Index Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

20                         Invesco S&P 500 Index Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

21                         Invesco S&P 500 Index Fund

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $24,377.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $98,894 in front-end sales commissions from the sale of Class A shares and $3,158, $410 and $31,851 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$912,346,273	$—	$—	$912,346,273
Futures Contracts*	573,146	—	—	573,146
Total Investments	$912,919,419	$—	$—	$912,919,419

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$573,146	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

22                         Invesco S&P 500 Index Fund

Effect of Derivative Investments for the year ended August 31, 2016

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures Contracts
Realized Gain:
Equity risk	$1,189,864
Change in Net Unrealized Appreciation:
Equity risk	1,172,015
Total	$2,361,879

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$18,669,580

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500	Long	187	September-2016	$20,284,825	$573,146

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2016.

	Value 08/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/16	Dividend Income
Invesco Ltd.	$626,498	$69,747	$(19,762)	$(52,092)	$(6,236)	$618,155	$21,638

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,078.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

23                         Invesco S&P 500 Index Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$12,171,579	$8,014,825

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$8,173,916
Net unrealized appreciation — investments	401,935,488
Temporary book/tax differences	(78,918)
Post-October deferrals	(516,279)
Capital loss carryforward	(30,359,684)
Shares of beneficial interest	535,067,550
Total net assets	$914,222,073

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2017	$244,605	$—	$244,605
August 31, 2018	19,847,353	—	19,847,353
August 31, 2019	10,267,726	—	10,267,726
	$30,359,684	$—	$30,359,684

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $123,733,460 and $49,529,297, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$412,400,893
Aggregate unrealized (depreciation) of investment securities	(10,465,405)
Net unrealized appreciation of investment securities	$401,935,488

Cost of investments for tax purposes is $510,410,785.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements, on August 31, 2016, undistributed net investment income was increased by $1,603 and undistributed net realized gain (loss) was decreased by $1,603. This reclassification had no effect on the net assets of the Fund.

24                         Invesco S&P 500 Index Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	5,962,653	$132,452,874	4,466,067	$98,414,922
Class B	12,492	263,337	27,111	593,239
Class C	3,654,964	78,160,320	2,802,822	60,071,002
Class Y	3,644,398	80,582,204	1,679,230	37,709,460

Issued as reinvestment of dividends:
Class A	376,356	8,136,826	281,199	6,051,415
Class B	1,881	39,916	1,732	36,649
Class C	73,432	1,540,596	32,806	685,648
Class Y	53,253	1,163,579	21,191	460,483

Automatic conversion of Class B shares to Class A shares:
Class A	78,803	1,734,885	106,759	2,375,610
Class B	(80,520)	(1,734,885)	(108,964)	(2,375,610)

Reacquired:
Class A	(5,915,309)	(130,948,770)	(5,598,294)	(124,122,396)
Class B	(28,646)	(619,592)	(59,315)	(1,292,369)
Class C	(1,933,880)	(40,850,635)	(798,622)	(17,120,763)
Class Y	(2,243,336)	(48,591,391)	(616,691)	(13,664,060)
Net increase in share activity	3,656,541	$81,329,264	2,237,031	$47,823,230

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco S&P 500 Index Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16	$21.42	$0.36	$2.16	$2.52	$(0.34)	$23.60	11.89%	$600,869	0.59	%(d)	0.59	%(d)	1.62	%(d)	6%
Year ended 08/31/15	21.69	0.32	(0.33)	(0.01)	(0.26)	21.42	(0.05)	534,656	0.58		0.58		1.44		4
Year ended 08/31/14	17.67	0.29	4.01	4.30	(0.28)	21.69	24.54 (e)	557,688	0.59	(e)	0.59	(e)	1.45	(e)	5
Year ended 08/31/13	15.26	0.27	2.43	2.70	(0.29)	17.67	18.04	467,234	0.62		0.62		1.64		6
Year ended 08/31/12	13.25	0.22	2.03	2.25	(0.24)	15.26	17.26	410,772	0.65		0.67		1.55		3
Class B
Year ended 08/31/16	20.94	0.19	2.10	2.29	(0.20)	23.03	11.02	3,445	1.34	(d)	1.34	(d)	0.87	(d)	6
Year ended 08/31/15	21.24	0.15	(0.33)	(0.18)	(0.12)	20.94	(0.85)	5,117	1.33		1.33		0.69		4
Year ended 08/31/14	17.32	0.13	3.94	4.07	(0.15)	21.24	23.60	8,150	1.35		1.35		0.69		5
Year ended 08/31/13	14.96	0.14	2.40	2.54	(0.18)	17.32	17.14	11,045	1.37		1.37		0.89		6
Year ended 08/31/12	12.92	0.11	2.01	2.12	(0.08)	14.96	16.47	19,912	1.40		1.42		0.80		3
Class C
Year ended 08/31/16	20.70	0.19	2.08	2.27	(0.20)	22.77	11.05 (f)	222,221	1.32	(d)(f)	1.32	(d)(f)	0.89	(d)(f)	6
Year ended 08/31/15	20.99	0.15	(0.32)	(0.17)	(0.12)	20.70	(0.81)	164,876	1.33		1.33		0.69		4
Year ended 08/31/14	17.12	0.13	3.89	4.02	(0.15)	20.99	23.59	124,452	1.35		1.35		0.69		5
Year ended 08/31/13	14.79	0.14	2.37	2.51	(0.18)	17.12	17.14 (f)	91,761	1.36	(f)	1.36	(f)	0.90	(f)	6
Year ended 08/31/12	12.79	0.11	1.99	2.10	(0.10)	14.79	16.50	78,797	1.40		1.42		0.80		3
Class Y
Year ended 08/31/16	21.67	0.42	2.18	2.60	(0.39)	23.88	12.15	87,687	0.34	(d)	0.34	(d)	1.87	(d)	6
Year ended 08/31/15	21.94	0.38	(0.34)	0.04	(0.31)	21.67	0.17	48,047	0.33		0.33		1.69		4
Year ended 08/31/14	17.87	0.34	4.05	4.39	(0.32)	21.94	24.83	24,870	0.35		0.35		1.69		5
Year ended 08/31/13	15.43	0.32	2.45	2.77	(0.33)	17.87	18.33	22,546	0.37		0.37		1.89		6
Year ended 08/31/12	13.40	0.26	2.06	2.32	(0.29)	15.43	17.64	14,518	0.40		0.42		1.80		3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $571,045, $4,299, $195,630, and $75,202 for Class A, Class B, Class C and Class Y shares, respectively
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2014.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended August 31, 2016 and August 31, 2013.

26                         Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

27                         Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,133.00	$3.16	$1,022.17	$3.00	0.59%
B	1,000.00	1,128.40	7.17	1,018.40	6.80	1.34
C	1,000.00	1,128.30	7.01	1,018.55	6.65	1.31
Y	1,000.00	1,133.90	1.82	1,023.43	1.73	0.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

28                         Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco S&P 500 Index Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper S&P 500 Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

29                         Invesco S&P 500 Index Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was the same as the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco

Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers operated at a profit from advising the Fund, over all Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

30                         Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco S&P 500 Index Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	MS-SPI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016

Invesco Short Duration High Yield Municipal Fund Nasdaq: A: ISHAX ¡ C: ISHCX ¡ Y: ISHYX ¡ R5: ISHFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Short Duration High Yield Municipal Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Short Duration High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Short Duration High Yield Municipal Fund (the Fund) incepted on September 30, 2015. From the Fund’s inception to the end of the reporting period on August 31, 2016, Class A shares of the Fund, at net asset value (NAV), outperformed the Custom Invesco Short Duration High Yield Municipal Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Cumulative total returns 9/30/2015 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.61%
Class C Shares	7.81
Class Y Shares	8.91
Class R5 Shares	8.91
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	10.83
Custom Invesco Short Duration High Yield Municipal Index■ (Style-Specific Index)	6.92
Lipper High Yield Municipal Debt Funds Index[t] (Peer Group Index)	9.31
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; [t]Lipper Inc.

Market conditions and your Fund

The municipal market benefited from a number of favorable technical factors during the fiscal year ended August 31, 2016, including expectations of a flatter yield curve, strong demand and a lower-than-expected supply of municipal securities. US tax-exempt bonds emerged as the best-performing domestic asset class in 2015, bolstered by constrained supply and high demand, historically low US interest rates and positive US economic conditions.

    The US municipal bond market was one of the few sectors that exhibited relative stability in the midst of a global sell-off in equities, commodities and high yield corporate bonds. Although municipal bonds emerged relatively unscathed from energy-related jitters in the second half of 2015, the tax-exempt market was not without its ups and downs during 2015.

Dominating municipal headlines were the budget impasses in Illinois and Pennsylvania, Chicago’s unfunded pension liabilities and the threat of default from Puerto Rico. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance during the reporting period. Global economic developments, including concern over China’s economic weakness, accommodative European Central Bank monetary policy and slumping energy prices, supported increased demand for municipals. In addition, municipal bond prices further benefited from low supply during the reporting period.

    The municipal market was able to avoid the traditional period of seasonal weakness during the reporting period. Historically, March has been one of the poorer-performing months for municipal bonds. This typically occurs because of a supply overhang that is created as March tends to bring the fourth-highest new-issue volume of the calendar year during a period when investors are selling municipal bonds ahead of April’s tax deadline. The result is a period of elevated supply and reduced demand, which in turn depresses prices and often results in poor performance. This tax effect is most pronounced in years following strong stock market performance, since higher capital gains mean higher taxes – and a greater need for investors to raise cash to pay the tax bill. Given the lackluster performance of stocks in 2015, there was much less selling required and municipals were able to avoid the seasonal pressure in March 2016.

    During the reporting period, security selection in below-investment grade and mid-coupon bonds (5.0% to 5.5%) contributed to the Fund’s performance relative to its style-specific benchmark. The Fund benefited from its approximately 40% stake in non-rated holdings. At the sector level, the Fund’s security selection in the health care sector, particularly within life care and hospital bonds, contributed to the Fund’s relative performance. Additionally, the Fund did not have exposure to Puerto Rico which detracted from the Fund’s relative performance, as Puerto Rico credit spreads tightened due to the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA), which removed some of the uncertainty from the market. The Fund’s overweight exposure to the industrial development and pollution control revenue sector contributed to the Fund’s relative performance. At the state level, holdings in Texas were contributors to the Fund’s performance relative to its style-specific benchmark.

Portfolio Composition
By credit sector, based on total investments

% of total net assets

Revenue Bonds	94.8%
General Obligation Bonds	5.2

Top Five Debt Holdings
% of total net assets

1.	Non-Profit Preferred Funding Trust I; Series 2007 A-2-T	3.3%
2.	Non-Profit Preferred Funding Trust I; Series 2007 A-2-G	2.7
3.	Ohio (State of) Air Quality Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A	2.2
4.	Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016	2.1
5.	Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A	1.8

Total Net Assets	$76.2 million

Total Number of Holdings	112

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2016.

4                         Invesco Short Duration High Yield Municipal Fund

    Thank you for investing in Invesco Short Duration High Yield Municipal Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris

Portfolio Manager and Head of Portfolio Management and Trading for the Invesco municipal bond team, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly

Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly

Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips

Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams

Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                         Invesco Short Duration High Yield Municipal Fund

Your Fund’s Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 9/30/15

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

Other information

■ The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Short Duration High Yield Municipal Fund

Cumulative Total Returns
As of 9/30/15, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	5.86%

Class C Shares
Inception (9/30/15)	6.81%

Class Y Shares
Inception (9/30/15)	8.91%

Class R5 Shares
Inception (9/30/15)	8.91%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R5 shares was 0.80%, 1.55%, 0.55% and 0.55%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R5 shares was 1.77%, 2.52%, 1.52% and 1.52%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

Cumulative Total Returns
As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	3.19%

Class C Shares
Inception (9/30/15)	2.55%

Class Y Shares
Inception (9/30/15)	7.88%

Class R5 Shares
Inception (9/30/15)	7.88%

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2016. See current prospectus for more information.

7                         Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Short Duration High Yield Municipal Fund

■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
■	Municipal issuer focus risk. The municipal issuers in which an underlying fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make an underlying fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making an underlying fund more susceptible to experience a drop in its share price than if an underlying fund had been more diversified across issuers that did not have similar characteristics.

■	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
■	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest

About indexes used in this report

■	The S&P Municipal Bond High Yield Index consists of bonds in the S&P Municipal Bond Index that are not rated or are rated below investment grade.
■	The Custom Invesco Short Duration High Yield Municipal Index consists of 60% S&P Municipal Bond High Yield Index, 40% S&P Municipal Bond Short Index.
■	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of four years.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

9                         Invesco Short Duration High Yield Municipal Fund

Schedule of Investments

August 31, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.27%
Alabama–0.85%
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$500	$543,805
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB	5.50%	01/01/2028	100	100,455
				644,260

Arizona–2.14%
Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016 A, Ref. Education RB(a)	5.00%	07/01/2035	1,000	1,102,970
Pima (County of) Industrial Development Authority (American Leadership); Series 2015, Ref. Education Facility RB(a)	4.60%	06/15/2025	500	527,865
				1,630,835

California–6.33%
Bay Area Toll Authority (San Francisco Bay Area); Series 2007 E-3, Toll Bridge Floating Rate RB(b)(c)	1.26%	10/01/2019	1,000	1,000,310
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services LLC); Series 2016, Solid Waste Disposal RB(a)(d)	7.00%	12/01/2027	500	512,780
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $545,000)(a)	5.00%	06/01/2022	545	556,494
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2016 A, RB(a)	5.00%	12/01/2036	1,000	1,162,430
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	90	90,009
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	655	665,473
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	500	502,020
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	330	331,713
				4,821,229

Colorado–3.88%
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(a)	5.00%	12/01/2025	150	157,350
Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	500	535,700
Johnston (Town of) Plaza Metropolitan District; Series 2016 A, Special RB	5.13%	12/01/2031	1,000	999,390
Leyden Rock Metropolitan District No. 10;
Series 2016 A, Limited Tax GO Bonds	4.00%	12/01/2025	500	507,190
Series 2016 A, Limited Tax GO Bonds	4.38%	12/01/2033	750	755,400
				2,955,030

Connecticut–2.55%
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford Inc.);
Series 2016 B-1, Healthcare Facilities RB(a)	3.25%	09/01/2021	700	708,379
Series 2016 B-2, Healthcare Facilities RB(a)	2.88%	09/01/2020	700	705,194
Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.63%	01/01/2030	500	532,685
				1,946,258

Florida–3.13%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/2022	150	153,910
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Senior Housing RB(a)	3.75%	07/01/2019	495	507,167
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, Educational Facilities RB	5.50%	06/15/2022	1,240	1,375,718
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	315	347,373
				2,384,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–8.41%
Chicago (City of);
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2026	$1,000	$1,232,770
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	500	531,535
Series 2008 A, Unlimited Tax GO Bonds	5.00%	01/01/2019	150	153,452
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	221,846
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	103,806
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	111,574
Series 2010 A, Ref. Unlimited Tax GO Bonds (INS-AGM)(e)	5.00%	01/01/2029	500	538,560
Series 2011 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2035	500	517,570
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2028	100	107,345
Illinois (State of) Finance Authority (Greenfields of Geneva); Series 2010 C-1, TEMPS-75SM RB	7.00%	02/15/2017	100	85,964
Illinois (State of) Finance Authority (Intrinsic Schools—Belmont School); Series 2015, Charter School RB(a)	5.25%	12/01/2025	400	415,476
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	470	515,064
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 A, RB	6.20%	05/15/2030	360	365,130
Series 2016 B, RB	5.63%	05/15/2020	250	253,172
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	2.75%	05/15/2019	395	403,674
Series 2015, Ref. RB	5.00%	05/15/2025	250	287,635
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	538	562,517
				6,407,090

Indiana–1.52%
Michigan City School Building Corp.; Series 2016 A, Ref. RB (CEP-Colorado Higher Education Intercept Program)	5.00%	07/15/2021	1,000	1,158,970

Iowa–2.68%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	1,000	1,041,430
Iowa (State of) Tobacco Settlement Authority; Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	1,000	1,002,610
				2,044,040

Kansas–1.70%
Olathe (City of) (West Village Center); Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/2017	180	178,573
Wichita (City of) (Kansas Masonic Home);
Series 2016 II-A, Health Care Facilities RB	5.00%	12/01/2031	550	583,484
Series 2016 II-A, Health Care Facilities RB	5.25%	12/01/2036	500	536,435
				1,298,492

Kentucky–0.86%
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	600	652,536

Massachusetts–0.76%
Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.); Series 2005, RB	5.00%	01/01/2024	250	250,413
Massachusetts (State of) Port Authority (Delta Airlines Inc.);
Series 2001 A, Facilities RB (INS-AMBAC)(d)(e)	5.20%	01/01/2020	195	195,813
Series 2001 A, Facilities RB (INS-AMBAC)(d)(e)	5.50%	01/01/2019	135	135,563
				581,789

Minnesota–1.40%
Brooklyn Park (City of) (Athlos Leadership Academy); Series 2015, Charter School Lease RB	4.00%	07/01/2020	225	228,348
Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	470	525,982
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	300	309,669
				1,063,999

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–1.34%
Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. Sr. Sales Tax RB(a)	5.00%	04/01/2036	$1,000	$1,020,670

Multiple States–6.69%
Non-Profit Preferred Funding Trust I;
Series 2006 A-2A, RB(a)	4.38%	09/15/2037	3,300	604,310
Series 2007 A-2-G, RB(a)	4.29%	09/15/2037	11,050	2,020,603
Series 2007 A-2-T, RB (Acquired 02/08/2016; Cost $3,015,064)(a)	4.37%	09/15/2037	13,470	2,476,943
				5,101,856

New Jersey–8.76%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(d)	5.25%	09/15/2029	800	897,400
Series 2012, Special Facility RB(d)	5.75%	09/15/2027	200	229,920
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.); Series 2012 C, RB	5.00%	07/01/2022	535	538,959
New Jersey (State of) Economic Development Authority (Paterson Charter School); Series 2012 C, RB	5.00%	07/01/2032	870	826,108
New Jersey (State of) Economic Development Authority;
Series 2012, Ref. RB	5.00%	06/15/2019	400	431,856
Series 2012, Ref. RB	5.00%	06/15/2022	500	571,735
Series 2012, Ref. RB	5.00%	06/15/2025	600	675,468
New Jersey (State of) Transportation Trust Fund Authority; Series 2010 D, Transportation System RB	5.25%	12/15/2023	750	887,415
Tobacco Settlement Financing Corp.;
Series 2007 1-A, Asset-Backed RB	4.50%	06/01/2023	40	40,778
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	600	605,736
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	355	358,422
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2041	625	616,044
				6,679,841

New York–4.87%
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB(a)(d)	3.75%	01/01/2020	480	503,333
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	861	867,854
Nassau County Tobacco Settlement Corp.; Series 2006 A-3, Sr. Asset-Backed RB	5.00%	06/01/2035	125	124,991
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. Special Facilities RB(d)	5.00%	08/01/2031	1,000	1,101,820
Series 2016, Ref. Special Facilities RB(d)	5.00%	08/01/2026	1,000	1,116,440
				3,714,438

Ohio–5.66%
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	800	785,552
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	1,000	999,970
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	408,475
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(d)	5.00%	12/31/2025	340	413,906
Ohio (State of) Air Quality Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(b)	4.38%	06/01/2022	1,650	1,703,509
				4,311,412

Oklahoma–6.66%
Comanche (County of) Hospital Authority;
Series 2012 A, Ref. RB	5.00%	07/01/2021	475	525,312
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,134,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma–(continued)
Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center); Series 2007, Hospital RB	5.00%	12/01/2027	$1,000	$1,006,180
Payne (County of) Economic Development Authority (Epworth Living at the Ranch);
Series 2016 B-1, RB	5.25%	11/01/2024	1,000	1,011,210
Series 2016 B-2, RB	4.75%	11/01/2023	1,000	1,005,120
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(d)	5.00%	06/01/2025	340	397,103
				5,079,525

Rhode Island–0.78%
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	592,820

South Carolina–2.64%
Myrtle Beach (City of) (Myrtle Beach Air Force Base);
Series 2006 A, Tax Increment Allocation RB	5.25%	10/01/2026	760	760,403
Series 2006 A, Tax Increment Allocation RB	5.30%	10/01/2035	1,250	1,250,650
				2,011,053

Tennessee–0.85%
Tennessee Energy Acquisition Corp.; Series 2006 C, Gas RB	5.00%	02/01/2023	545	648,773

Texas–13.71%
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, Education RB	5.00%	06/15/2036	700	719,362
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers;
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2021	450	507,375
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2023	280	320,905
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB(d)	4.75%	07/01/2024	200	229,908
Houston (City of), Texas (United Airlines, Inc. Terminal Improvement); Series 2015 B-2, Ref. Airport System Special Facilities RB(d)	5.00%	07/15/2020	1,000	1,110,630
Mission Economic Development Corp. (Natgasoline);
Series 2016 A, Sr. Lien RB(a)(d)	5.75%	10/01/2031	1,000	1,066,260
Series 2016 B, Sr. Lien RB(a)(d)	5.75%	10/01/2031	1,000	1,067,660
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.); Series 2014, Retirement Facilities RB	4.00%	01/01/2018	435	444,992
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	1,250	1,318,462
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB(a)(b)(d)	7.25%	02/13/2020	1,500	1,605,195
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	237,442
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	4.90%	09/15/2024	250	257,970
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	1,000	1,267,540
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, Gas Supply RB	5.00%	12/15/2021	250	292,658
				10,446,359

Virgin Islands–1.30%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2012 A, RB(a)	4.00%	10/01/2022	1,000	989,540

Washington–1.45%
Washington (State of) Housing Finance Commission (Bayview Manor Senior); Series 2016 A, Ref. RB(a)	5.00%	07/01/2031	1,000	1,106,270

West Virginia–2.55%
Harrison (County of) Commission (Charles Pointe No. 2); Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/2023	915	920,289
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(a)(d)	6.75%	02/01/2026	1,000	1,022,340
				1,942,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–3.80%
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB(a)	5.00%	06/01/2025	$650	$707,057
Series 2016 A, RB(a)	5.00%	06/01/2026	1,005	1,088,797
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	80	90,505
Wisconsin (State of) Public Finance Authority (North Carolina Charter Educational Foundation); Series 2016 A, Education RB(a)	4.10%	06/15/2026	1,000	1,006,210
				2,892,569
TOTAL INVESTMENTS(f)–97.27% (Cost $72,111,475)				74,126,451
OTHER ASSETS LESS LIABILITIES–2.73%				2,081,086
NET ASSETS–100.00%				$76,207,537

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
CEP	– Credit Enhancement Provider
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
TEMPS	– Tax-Exempt Mandatory Paydown Securities

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2016 was $22,641,293, which represented 29.71% of the Fund’s Net Assets.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2016.
(d)	Security subject to the alternative minimum tax.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $72,111,475)	$74,126,451
Cash	269,360
Receivable for:
Deposits with brokers	22,400
Investments sold	1,014,000
Fund shares sold	889,178
Interest	795,076
Other assets	45,906
Total assets	77,162,371

Liabilities:
Payable for:
Investments purchased	718,599
Fund shares reacquired	63,485
Dividends	59,341
Variation margin — futures	438
Accrued fees to affiliates	59,396
Accrued trustees’ and officers’ fees and benefits	3,136
Accrued other operating expenses	50,439
Total liabilities	954,834
Net assets applicable to shares outstanding	$76,207,537

Net assets consist of:
Shares of beneficial interest	$74,017,683
Undistributed net investment income	213,034
Undistributed net realized gain (loss)	(35,879)
Net unrealized appreciation	2,012,699
$76,207,537

Net Assets:
Class A	$41,560,606
Class C	$20,640,790
Class Y	$13,943,098
Class R5	$63,043

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	3,920,189
Class C	1,950,376
Class Y	1,314,297
Class R5	5,941
Class A:
Net asset value per share	$10.60
Maximum offering price per share
(Net asset value of $10.60 ÷ 97.50%)	$10.87
Class C:
Net asset value and offering price per share	$10.58
Class Y:
Net asset value and offering price per share	$10.61
Class R5:
Net asset value and offering price per share	$10.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Short Duration High Yield Municipal Fund

Statement of Operations

For the period September 30, 2015 (commencement date) through August 31, 2016

Investment income:
Interest	$1,617,188

Expenses:
Advisory fees	182,553
Administrative services fees	46,038
Custodian fees	1,739
Distribution fees:
Class A	49,098
Class C	69,940
Transfer agent fees — A, C and Y	28,077
Transfer agent fees — R5	194
Trustees’ and officers’ fees and benefits	15,667
Registration and filing fees	71,345
Reports to shareholders	16,222
Professional services fees	71,171
Other	11,742
Total expenses	563,786
Less: Fees waived and expenses reimbursed	(246,827)
Net expenses	316,959
Net investment income	1,300,229

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(68,179)
Futures contracts	32,300
(35,879)
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,014,976
Futures contracts	(2,277)
2,012,699
Net realized and unrealized gain	1,976,820
Net increase in net assets resulting from operations	$3,277,049

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets

For the period September 30, 2015 (commencement date) through August 31, 2016

September 30, 2015 (commencement date) through August 31, 2016
Operations:
Net investment income	$1,300,229
Net realized gain (loss)	(35,879)
Change in net unrealized appreciation	2,012,699
Net increase in net assets resulting from operations	3,277,049

Distributions to shareholders from net investment income:
Class A	(580,606)
Class C	(166,494)
Class Y	(284,922)
Class R5	(11,795)
Total distributions from net investment income	(1,043,817)

Share transactions–net:
Class A	40,363,621
Class C	20,222,207
Class Y	13,345,977
Class R5	42,500
Net increase in net assets resulting from share transactions	73,974,305
Net increase in net assets	76,207,537

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income of $213,034)	$76,207,537

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund commenced operations on September 30, 2015.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

17                         Invesco Short Duration High Yield Municipal Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

18                         Invesco Short Duration High Yield Municipal Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

K.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.50%
Next $300 million	0.46%
Over $600 million	0.42%

For the period September 30, 2015 (commencement date) through August 31, 2016, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R5 shares to 0.79%, 1.54%, 0.54% and 0.54%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2016. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

For the period September 30, 2015 (commencement date) through August 31, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $218,555 and reimbursed class level expenses of $15,248, $5,430, $7,399 and $195 of Class A, Class C, Class Y and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period September 30, 2015 (commencement date) through August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has

19                         Invesco Short Duration High Yield Municipal Fund

agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period September 30, 2015 (commencement date) through August 31, 2016, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period September 30, 2015 (commencement date) through August 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period September 30, 2015 (commencement date) through August 31, 2016, IDI advised the Fund that IDI retained $41,005 in front-end sales commissions from the sale of Class A shares and $6,012 from Class A shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$74,126,451	$—	$74,126,451
Futures Contracts*	(2,277)	—	—	(2,277)
Total Investments	$(2,277)	$74,126,451	$—	$74,124,174

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Interest rate risk:
Futures contracts(a)	$—	$(2,277)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

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Effect of Derivative Investments for the period September 30, 2015 (commencement date) through August 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain:
Interest Rate Risk	$32,300
Change in Net Unrealized Appreciation (Depreciation):
Interest Rate Risk	(2,277)
Total	$30,023

The	table below summarizes the four months average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$2,435,109

Open Futures Contracts—Interest Rate Risk(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	28	December-2016	$(3,395,000)	$(2,277)

(a)	Futures contracts collateralized by $22,400 cash held with Goldman Sachs & Co., the futures commission merchant.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period September 30, 2015 (commencement date) through August 31, 2016, the Fund engaged in securities purchases of $15,704,608 and securities sales of $10,000,099, which did not result in any net realized gains (losses).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period September 30, 2015 (commencement date) through August 31, 2016:

2016
Ordinary income	$35,381
Ordinary income — tax-exempt	1,008,436
Total distributions	$1,043,817

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$160,622
Net unrealized appreciation — investments	2,052,435
Capital loss carryforward	(23,203)
Shares of beneficial interest	74,017,683
Total net assets	$76,207,537

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The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$23,203	$—	$23,203

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period September 30, 2015 (commencement date) through August 31, 2016 was $99,571,088 and $27,048,894, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,790,565
Aggregate unrealized (depreciation) of investment securities	(738,130)
Net unrealized appreciation of investment securities	$2,052,435

Cost of investments for tax purposes is $72,074,016.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income and nondeductible organizational expenses, on August 31, 2016, undistributed net investment income was decreased by $43,378 and shares of beneficial interest was increased by $43,378. This reclassification had no effect on the net assets of the Fund.

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NOTE 11—Share Information

	Summary of Share Activity
	September 30, 2015 (commencement date) through August 31, 2016(a)
	Shares	Amount
Sold:
Class A	4,567,824	$47,139,410
Class C	2,167,850	22,488,153
Class Y	1,531,074	15,636,823
Class R5	60,085	614,398

Issued as reinvestment of dividends:
Class A	32,976	345,424
Class C	14,597	152,748
Class Y	6,025	63,413
Class R5	968	10,069

Reacquired:
Class A	(680,611)	(7,121,213)
Class C	(232,071)	(2,418,694)
Class Y	(222,802)	(2,354,259)
Class R5	(55,112)	(581,967)
Net increase in share activity	7,190,803	$73,974,305

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 14% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/16(d)	$10.00	$0.35	$0.50	$0.85	$(0.25)	$10.60	8.61%	$41,561	0.79	%(e)	1.47	%(e)	3.64	%(e)	69%
Class C
Year ended 08/31/16(d)	10.00	0.28	0.49	0.77	(0.19)	10.58	7.81	20,641	1.54	(e)	2.22	(e)	2.89	(e)	69
Class Y
Year ended 08/31/16(d)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	13,943	0.54	(e)	1.22	(e)	3.89	(e)	69
Class R5
Year ended 08/31/16(d)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	63	0.54	(e)	1.20	(e)	3.89	(e)	69

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of September 30, 2015.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $19,639, $6,994, $9,529 and $348 for Class A, Class C, Class Y and Class R5 shares, respectively.

23                         Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Short Duration High Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period September 30, 2015 (commencement of operations) through August 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

24                         Invesco Short Duration High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,054.00	$4.08	$1,021.17	$4.01	0.79%
C	1,000.00	1,050.10	7.94	1,017.39	7.81	1.54
Y	1,000.00	1,056.30	2.79	1,022.42	2.75	0.54
R5	1,000.00	1,056.30	2.79	1,022.42	2.75	0.54

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

25                         Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco Short Duration High Yield Municipal Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd., and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Performance

The Board noted that the Fund had less than one year of performance and that materials prepared by Broadridge were not available.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board compared the Fund’s expense ratio after fee waivers and expense limitations to the industry median expense ratio for funds in the Lipper High Yield Municipal Debt Funds classification as provided by Invesco Advisers. The Board noted that the fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the Lipper classification.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also

26                         Invesco Short Duration High Yield Municipal Fund

considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that the Fund had not yet become profitable. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although

Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

27                         Invesco Short Duration High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period ended September 30, 2015 (commencement date) through August 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	97.06%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Short Duration High Yield Municipal Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                             SDHYM-AR-1                                     Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016
Invesco Small Cap Discovery Fund
Nasdaq: A: VASCX ¡ B: VBSCX ¡ C: VCSCX ¡ Y: VISCX ¡ R5: VESCX ¡ R6: VFSCX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Small Cap Discovery Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Small Cap Discovery Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Small Cap Discovery Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.61%
Class B Shares	-0.57
Class C Shares	-1.39
Class Y Shares	-0.39
Class R5 Shares	-0.07
Class R6 Shares	-0.08
S&P 500 Index▼ (Broad Market Index)	12.55
Russell 2000 Growth Index▼ (Style-Specific Index)	3.55
Lipper Small-Cap Growth Funds Index■ (Peer Group Index)	4.44

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended August 31, 2016, the US economy continued to expand, but the pace of economic growth slowed somewhat as weaker global growth and muted business investment weighed on the US economy. Hiring data were generally mixed, though the unemployment rate continued to decline, ending the reporting period at 4.9%.1 Oil prices remained at depressed levels, ending the reporting period essentially flat, but experiencing significant volatility along the way.

The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Still, uncertainty about further rate hikes greatly impacted equity markets. US equities posted gains for the reporting period and were fairly volatile. The reporting period began amid a sharp stock market sell-off driven by weakness in Asia, but equity markets largely recovered by the end of 2015. However, stocks began 2016 on a negative note, driven by investor concerns about weakness in the Chinese economy, falling oil prices and uncertainty over Fed policy. Markets recovered in late February and posted gains until June – when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.2 In this environment, investors generally favored the perceived safety of government bonds, and more defensive, dividend-paying equities often found in the telecommunications services, utilities and consumer staples sectors.

Within this environment, the Fund produced a negative return and trailed the Russell 2000 Growth Index. The Fund outperformed its style-specific index in the energy and consumer discretionary sectors primarily due to stock selection. Performance in these sectors was offset, however, by underperformance in the information technology (IT) and financials sectors due to stock selection, as well as in the real estate industry. Underweight exposure to the real estate industry and overweight exposure to the financials sector were detractors from the Fund’s relative performance.

    The Fund outperformed by the widest margin in the embattled energy sector due to strong stock selection. The energy holdings in the Fund generated strong positive returns, while the energy sector was down more than 17% on average during the reporting period. Callon Petroleum was one of the top contributors to Fund performance relative to the style-specific index for the fiscal year. The company was helped by a mild recovery in oil prices, as well as the acquisition of new acreage, which bolstered the company’s inventory. Diamondback Energy was also a significant contributor to Fund performance.

    The Fund also outperformed in the consumer discretionary sector driven by positive stock selection. Newell Brands was a leading contributor to Fund performance as the company acquired Jarden (another holding in the Fund) during the reporting period. As part of the transaction, we received and held onto Newell’s stock, as we had already been watching that company for some time given its superior management team. The stock has performed well since the acquisition. Vail Resorts also performed well driven by the acquisition of a Canadian ski resort and better-than-expected sales of its season ski pass. Burlington Stores was a significant contributor to Fund performance, as well.

Portfolio Composition
By sector	% of total net assets

Information Technology	25.2%
Health Care	24.5
Consumer Discretionary	15.6
Industrials	14.3
Financials	8.0
Materials	3.7
Energy	2.2
Consumer Staples	1.3
Money Market Funds
Plus Other Assets Less Liabilities	5.2

Top 10 Equity Holdings*
% of total net assets

1. MarketAxess Holdings, Inc.	1.9%
2. Wright Medical Group N.V.	1.8
3. Guidewire Software Inc.	1.7
4. Vail Resorts, Inc.	1.7
5. InterXion Holdings N.V.	1.6
6. Burlington Stores, Inc.	1.5
7. Pool Corp.	1.5
8. Align Technology, Inc.	1.5
9. CoStar Group Inc.	1.5
10. DexCom Inc.	1.5

Total Net Assets	$641.3 million

Total Number of Holdings*	107

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

4                         Invesco Small Cap Discovery Fund

The area of greatest challenge for the Fund was the IT sector. Barracuda Networks was the largest detractor within the sector as the security and data storage company reported revenue growth early in the fiscal year that disappointed investors and hurt the stock. Barracuda Networks was no longer held by the Fund at the close of the reporting period. Another detractor within the sector was Infinera, a communication networking equipment provider. Despite the company reporting very strong growth during its second quarter earnings call, the stock fell significantly based on management’s commentary that they expected revenue and profitability to slow in the second half of 2016.

Stock selection in and intentional underweight exposure to the real estate industry also detracted from the Fund’s relative performance as the sector outperformed during the reporting period given the extended low interest rate environment. Fund holdings Realogy Holdings and Cubesmart underperformed the style-specific benchmark and detracted from the Fund’s relative performance. Realogy Holdings and Cubesmart were no longer held at the close of the reporting period.

The Fund underperformed its style-specific index in the financials sector due to stock selection and overweight exposure. Several of the Fund’s holdings within the sector pulled back as the likelihood of further interest rate hikes was reduced during the reporting period. Wisdomtree Investments was a significant detractor as equity markets were volatile and investment flows slowed, leading to reduced earnings expectations. Wisdomtree Investments was no longer held by the Fund at the close of the reporting period. MGIC Investment, which provides mortgage insurance and related services, was also a detractor for the fiscal year.

Stocks were volatile for much of the reporting period, and we caution investors against making investment decisions based on short-term performance.

We thank you for your commitment to the Invesco Small Cap Discovery Fund.

1	Source: Bureau of Labor Statistics
2	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Hart

Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010. Mr. Hart earned a BBA from Southern Methodist University.

Justin Speer

Portfolio Manager, is manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010. Mr. Speer earned a BS with an emphasis in finance and accounting from Texas Christian University.

5                         Invesco Small Cap Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/06

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Small Cap Discovery Fund

Average Annual Total Returns

As of 8/31/16, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	3.79%
10 Years	6.43
5 Years	9.90
1 Year	-6.10

Class B Shares
Inception (11/27/00)	3.78%
10 Years	6.83
5 Years	10.94
1 Year	-4.75

Class C Shares
Inception (11/27/00)	3.40%
10 Years	6.24
5 Years	10.31
1 Year	-2.21

Class Y Shares
Inception (2/2/06)	6.54%
10 Years	7.31
5 Years	11.42
1 Year	-0.39

Class R5 Shares
10 Years	7.22%
5 Years	11.53
1 Year	-0.07

Class R6 Shares
10 Years	7.23%
5 Years	11.54
1 Year	-0.08

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund (renamed Invesco Small Cap Discovery Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Discovery Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the

Average Annual Total Returns

As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	3.47%
10 Years	5.47
5 Years	5.40
1 Year	-18.59

Class B Shares
Inception (11/27/00)	3.46%
10 Years	5.83
5 Years	6.41
1 Year	-17.51

Class C Shares
Inception (11/27/00)	3.08%
10 Years	5.29
5 Years	5.81
1 Year	-15.25

Class Y Shares
Inception (2/2/06)	6.09%
10 Years	6.35
5 Years	6.89
1 Year	-13.58

Class R5 Shares
10 Years	6.25%
5 Years	6.95
1 Year	-13.42

Class R6 Shares
10 Years	6.25%
5 Years	6.97
1 Year	-13.48

Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.33%, 1.33%, 2.08%, 1.08%, 0.95% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Small Cap Discovery Fund

Invesco Small Cap Discovery Fund’s investment objective is to seek capital appreciation.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
■	Initial public offerings (IPO) risk. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Real estate investment trust (REIT)/real estate risk. IInvestments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
■	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
■	Small- and mid-capitalization risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

8                          Invesco Small Cap Discovery Fund

Schedule of Investments(a)

August 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–94.85%
Airlines–0.23%
Spirit Airlines Inc.(b)	37,402	$1,495,706

Apparel Retail–1.54%
Burlington Stores, Inc.(b)	121,341	9,855,316

Apparel, Accessories & Luxury Goods–0.37%
G-III Apparel Group, Ltd.(b)	74,578	2,354,427

Application Software–9.06%
BroadSoft Inc.(b)	91,349	4,175,563
Cadence Design Systems, Inc.(b)	327,994	8,344,167
Fair Isaac Corp.	19,870	2,542,168
Guidewire Software Inc.(b)	181,629	11,175,632
Manhattan Associates, Inc.(b)	63,386	3,836,121
Paycom Software, Inc.(b)(c)	178,238	9,150,739
SS&C Technologies Holdings, Inc.	215,546	7,102,241
Tyler Technologies, Inc.(b)	42,313	6,937,216
Ultimate Software Group, Inc. (The)(b)	23,071	4,820,455
		58,084,302

Biotechnology–3.28%
Eagle Pharmaceuticals, Inc.(b)	82,172	4,909,777
Esperion Therapeutics, Inc.(b)(c)	123,691	1,332,152
Neurocrine Biosciences, Inc.(b)	181,937	8,816,667
Retrophin, Inc.(b)	191,746	3,071,771
TESARO, Inc.(b)(c)	34,690	2,937,896
		21,068,263

Building Products–6.59%
A.O. Smith Corp.	62,081	5,989,575
Allegion PLC	52,935	3,770,031
American Woodmark Corp.(b)	68,897	5,994,039
Lennox International Inc.	35,116	5,656,134
Masonite International Corp.(b)	97,222	6,487,624
Owens Corning	132,195	7,260,149
Quanex Building Products Corp.	58,818	1,136,952
Trex Co., Inc.(b)	96,806	5,996,164
		42,290,668

Commodity Chemicals–0.39%
Methanex Corp. (Canada)	85,215	2,471,235

Communications Equipment–2.24%
ARRIS International PLC(b)	267,098	7,497,441
Ciena Corp.(b)	240,967	5,168,742
Infinera Corp.(b)	198,201	1,700,565
		14,366,748

Construction Materials–1.60%
Headwaters Inc.(b)	269,957	4,894,320

	Shares	Value
Construction Materials–(continued)
Summit Materials, Inc.–Class A(b)	270,908	$5,347,724
		10,242,044

Consumer Electronics–0.56%
Harman International Industries, Inc.	42,494	3,598,817

Data Processing & Outsourced Services–3.31%
DST Systems, Inc.	40,438	4,913,621
Euronet Worldwide, Inc.(b)	120,454	9,348,435
ExlService Holdings, Inc.(b)	66,132	3,384,636
WNS Holdings Ltd.–ADR (India)(b)	123,150	3,611,990
		21,258,682

Distributors–2.44%
Core-Mark Holding Co., Inc.	157,178	5,996,341
Pool Corp.	95,869	9,670,306
		15,666,647

Diversified Support Services–0.83%
Mobile Mini, Inc.	177,135	5,296,337

Education Services–0.79%
Bright Horizons Family Solutions Inc.(b)	73,987	5,042,954

Electronic Equipment & Instruments–1.47%
Cognex Corp.	72,521	3,608,645
Coherent, Inc.(b)	55,263	5,812,562
		9,421,207

Footwear–1.17%
Skechers U.S.A., Inc.–Class A(b)	308,239	7,493,290

Health Care Equipment–5.58%
DexCom Inc.(b)	102,756	9,360,044
Globus Medical, Inc.–Class A(b)	306,731	7,125,361
Inogen, Inc.(b)	137,105	7,954,832
Wright Medical Group N.V.(b)(c)	458,041	11,341,095
		35,781,332

Health Care Facilities–2.17%
Acadia Healthcare Co., Inc.(b)	107,499	5,502,874
VCA Inc.(b)	118,520	8,392,401
		13,895,275

Health Care Services–1.89%
Premier Inc.–Class A(b)	148,020	4,684,833
Team Health Holdings, Inc.(b)	223,655	7,447,712
		12,132,545

Health Care Supplies–2.14%
Align Technology, Inc.(b)	103,351	9,601,308
Penumbra, Inc.(b)	58,497	4,127,548
		13,728,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Discovery Fund

	Shares	Value
Home Entertainment Software–0.80%
Take-Two Interactive Software, Inc.(b)	117,858	$5,123,287

Homebuilding–0.91%
TopBuild Corp.(b)	171,603	5,855,094

Household Appliances–1.08%
Helen of Troy Ltd.(b)	76,705	6,929,530

Housewares & Specialties–0.43%
Newell Brands, Inc.	52,310	2,776,615

Human Resource & Employment Services–0.90%
TrueBlue, Inc.(b)	262,946	5,745,370

Industrial Conglomerates–1.04%
Carlisle Cos. Inc.	63,311	6,638,792

Industrial Machinery–1.64%
EnPro Industries, Inc.	84,793	4,570,342
Woodward Inc.	95,051	5,961,599
		10,531,941

Internet Software & Services–1.47%
CoStar Group Inc.(b)	45,369	9,402,725

Investment Banking & Brokerage–1.03%
E*TRADE Financial Corp.(b)	249,330	6,577,325

IT Consulting & Other Services–2.86%
EPAM Systems, Inc.(b)	118,565	8,087,318
InterXion Holding N.V. (Netherlands)(b)	275,376	10,271,525
		18,358,843

Leisure Facilities–1.67%
Vail Resorts, Inc.	67,712	10,727,612

Leisure Products–1.20%
Brunswick Corp.	167,185	7,688,838

Life Sciences Tools & Services–5.99%
Bio-Techne Corp.	55,574	5,854,721
Bruker Corp.	226,764	5,070,443
INC Research Holdings, Inc.–Class A(b)	155,886	6,801,306
PAREXEL International Corp.(b)	120,148	8,173,668
Patheon N.V.(b)	166,923	4,672,175
VWR Corp.(b)	280,547	7,830,067
		38,402,380

Managed Health Care–0.94%
HealthEquity, Inc.(b)	186,023	6,056,909

Marine–0.18%
Kirby Corp.(b)	22,282	1,160,892

Metal & Glass Containers–1.12%
Berry Plastics Group Inc.(b)	157,927	7,168,307

Movies & Entertainment–1.86%
Cinemark Holdings, Inc.	237,800	9,190,970

	Shares	Value
Movies & Entertainment–(continued)
Lions Gate Entertainment Corp.(c)	131,788	$2,762,277
		11,953,247

Office Services & Supplies–0.69%
Steelcase Inc.–Class A	297,279	4,441,348

Oil & Gas Exploration & Production–2.22%
Callon Petroleum Co.(b)	378,351	5,505,007
Diamondback Energy Inc.(b)	54,532	5,194,173
Gulfport Energy Corp.(b)	124,154	3,550,804
		14,249,984

Packaged Foods & Meats–1.25%
WhiteWave Foods Co. (The)(b)	145,046	8,039,900

Pharmaceuticals–2.54%
Impax Laboratories, Inc.(b)	287,057	6,943,909
Pacira Pharmaceuticals, Inc.(b)	108,307	4,292,206
Teligent, Inc.(b)(c)	678,231	5,032,474
		16,268,589

Property & Casualty Insurance–0.07%
Selective Insurance Group, Inc.	11,211	447,319

Regional Banks–2.28%
East West Bancorp, Inc.	91,683	3,405,107
Signature Bank(b)	63,483	7,745,561
SVB Financial Group(b)	31,120	3,456,187
		14,606,855

Research & Consulting Services–0.77%
CEB Inc.	82,416	4,961,443

Restaurants–2.46%
Jack in the Box Inc.	53,668	5,337,819
Texas Roadhouse, Inc.	103,099	4,564,193
Wingstop Inc.(c)	113,588	3,440,581
Zoe’s Kitchen Inc.(b)(c)	89,387	2,434,008
		15,776,601

Semiconductor Equipment–0.52%
MKS Instruments, Inc.	68,887	3,357,552

Semiconductors–3.49%
MA-COM Technology Solutions Holdings Inc.(b)	225,376	9,285,491
Microsemi Corp.(b)	89,442	3,574,102
Qorvo, Inc.(b)	71,372	4,098,894
Silicon Laboratories Inc.(b)	94,175	5,396,228
		22,354,715

Specialized Finance–2.33%
Bats Global Markets, Inc.	120,980	2,964,010
MarketAxess Holdings, Inc.	70,918	11,952,520
		14,916,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Discovery Fund

	Shares	Value
Specialized REIT’s–1.50%
CoreSite Realty Corp.	84,670	$6,605,953
CubeSmart	110,326	3,037,275
		9,643,228

Specialty Chemicals–0.57%
PolyOne Corp.	105,472	3,635,620

Thrifts & Mortgage Finance–0.84%
MGIC Investment Corp.(b)	668,098	5,404,913

Trading Companies & Distributors–0.55%
WESCO International, Inc.(b)(c)	56,933	3,538,955
Total Common Stocks & Other Equity Interests (Cost $473,329,684)		608,285,910

Money Market Funds–3.66%
Liquid Assets Portfolio–Institutional Class, 0.38%(d)	11,753,600	11,753,600
Premier Portfolio–Institutional Class, 0.37%(d)	11,753,599	11,753,599
Total Money Market Funds (Cost $23,507,199)		23,507,199
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–98.51% (Cost $496,836,883)		631,793,109

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.84%
Liquid Assets Portfolio–Institutional Class, 0.38% (Cost $18,193,034)(d)(e)	18,193,034	18,193,034
TOTAL INVESTMENTS–101.35% (Cost $515,029,917)		649,986,143
OTHER ASSETS LESS LIABILITIES–(1.35)%		(8,656,934)
NET ASSETS–100.00%		$641,329,209

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2016.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Discovery Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $473,329,684)*	$608,285,910
Investments in affiliated money market funds, at value and cost	41,700,233
Total investments, at value (Cost $515,029,917)	649,986,143
Receivable for:
Investments sold	10,856,354
Fund shares sold	516,130
Dividends	224,776
Custody expenses reimbursed	86,563
Investment for trustee deferred compensation and retirement plans	104,823
Other assets	24,539
Total assets	661,799,328

Liabilities:
Payable for:
Investments purchased	446,271
Fund shares reacquired	1,120,689
Collateral upon return of securities loaned	18,193,034
Accrued fees to affiliates	515,097
Accrued trustees’ and officers’ fees and benefits	4,543
Accrued other operating expenses	70,615
Trustee deferred compensation and retirement plans	119,870
Total liabilities	20,470,119
Net assets applicable to shares outstanding	$641,329,209

Net assets consist of:
Shares of beneficial interest	$526,810,271
Undistributed net investment income (loss)	(3,910,631)
Undistributed net realized gain (loss)	(16,526,657)
Net unrealized appreciation	134,956,226
$641,329,209

Net Assets:
Class A	$439,097,714
Class B	$4,587,354
Class C	$47,459,423
Class Y	$75,187,628
Class R5	$1,698,061
Class R6	$73,299,029

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	48,535,792
Class B	579,540
Class C	6,580,042
Class Y	7,922,666
Class R5	177,394
Class R6	7,647,027
Class A:
Net asset value per share	$9.05
Maximum offering price per share
(Net asset value of $9.05 ÷ 94.50%)	$9.58
Class B:
Net asset value and offering price per share	$7.92
Class C:
Net asset value and offering price per share	$7.21
Class Y:
Net asset value and offering price per share	$9.49
Class R5:
Net asset value and offering price per share	$9.57
Class R6:
Net asset value and offering price per share	$9.59

*	At August 31, 2016, securities with an aggregate value of $17,699,649 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Discovery Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $22,241)	$2,599,784
Dividends from affiliated money market funds (includes securities lending income of $395,247)	485,323
Other income	65,955
Total investment income	3,151,062

Expenses:
Advisory fees	5,272,637
Administrative services fees	179,027
Distribution fees:
Class A	1,161,772
Class B	14,598
Class C	513,261
Transfer agent fees — A, B, C and Y	1,552,981
Transfer agent fees — R5	1,956
Transfer agent fees — R6	5,582
Trustees’ and officers’ fees and benefits	31,888
Registration and filing fees	108,093
Reports to shareholders	92,672
Professional services fees	50,843
Other	26,036
Total expenses	9,011,346
Less: Fees waived and expense offset arrangement(s)	(46,388)
Net expenses	8,964,958
Net investment income (loss)	(5,813,896)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	1,370,559
Change in net unrealized appreciation (depreciation) of investment securities	(6,303,232)
Net realized and unrealized gain (loss)	(4,932,673)
Net increase (decrease) in net assets resulting from operations	$(10,746,569)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(5,813,896)	$(6,502,825)
Net realized gain	1,370,559	102,187,981
Change in net unrealized appreciation (depreciation)	(6,303,232)	(53,678,797)
Net increase (decrease) in net assets resulting from operations	(10,746,569)	42,006,359

Distributions to shareholders from net realized gains:
Class A	(70,507,209)	(73,267,917)
Class B	(1,062,060)	(1,515,016)
Class C	(10,017,535)	(9,251,581)
Class Y	(9,673,736)	(15,070,292)
Class R5	(527,087)	(6,371,266)
Class R6	(9,777,574)	(15,078,987)
Total distributions from net realized gains	(101,565,201)	(120,555,059)

Share transactions–net:
Class A	4,087,521	35,689,215
Class B	(1,845,248)	(1,525,306)
Class C	(3,880,321)	14,340,675
Class Y	(10,803,399)	(8,219,671)
Class R5	(4,296,810)	(36,289,288)
Class R6	6,160,310	(24,408,949)
Net increase (decrease) in net assets resulting from share transactions	(10,577,947)	(20,413,324)
Net increase (decrease) in net assets	(122,889,717)	(98,962,024)

Net assets:
Beginning of year	764,218,926	863,180,950
End of year (includes undistributed net investment income (loss) of $(3,910,631) and $(4,498,577), respectively)	$641,329,209	$764,218,926

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Small Cap Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

14                         Invesco Small Cap Discovery Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15                         Invesco Small Cap Discovery Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.79%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of average daily net

16                         Invesco Small Cap Discovery Fund

assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $43,427.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $87,801 in front-end sales commissions from the sale of Class A shares and $2,323, $384 and $5,811 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2016, the Fund incurred $2,706 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,961.

17                         Invesco Small Cap Discovery Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Long-term capital gain	$101,565,201	$120,555,059

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation — investments	$134,047,406
Temporary book/tax differences	(123,935)
Post-October Loss Deferral	(15,617,838)
Late-Year ordinary loss deferral	(3,786,695)
Shares of beneficial interest	526,810,271
Total net assets	$641,329,209

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $252,417,470 and $382,143,765, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$156,459,686
Aggregate unrealized (depreciation) of investment securities	(22,412,280)
Net unrealized appreciation of investment securities	$134,047,406

Cost of investments for tax purposes is $515,938,737.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2016, undistributed net investment income (loss) was increased by $6,401,842 undistributed net realized gain (loss) was increased by $18,123 and shares of beneficial interest was decreased by $6,419,965. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Small Cap Discovery Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years Ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	10,510,102	$96,144,486	13,575,929	$153,093,532
Class B	15,713	129,314	39,831	403,879
Class C	1,047,514	7,716,524	1,891,145	17,770,645
Class Y	3,258,665	30,463,429	3,272,479	38,406,104
Class R5	355,206	3,351,740	357,167	4,193,167
Class R6	2,772,821	25,212,485	4,726,056	55,761,349

Issued as reinvestment of dividends:
Class A	7,611,829	67,364,684	7,017,483	70,245,010
Class B	132,016	1,021,804	160,889	1,438,345
Class C	1,347,333	9,552,594	1,051,442	8,800,570
Class Y	963,727	8,933,748	1,411,862	14,669,253
Class R5	18,773	175,147	610,714	6,369,745
Class R6	1,046,714	9,776,309	1,442,820	15,077,466

Automatic conversion of Class B shares to Class A shares:
Class A	195,627	1,727,054	150,402	1,687,700
Class B	(222,666)	(1,727,054)	(167,885)	(1,687,700)

Reacquired:
Class A	(18,163,522)	(161,148,703)	(16,981,379)	(189,337,027)
Class B	(161,000)	(1,269,312)	(168,071)	(1,679,830)
Class C	(2,941,568)	(21,149,439)	(1,306,193)	(12,230,540)
Class Y	(5,148,089)	(50,200,576)	(5,260,213)	(61,295,028)
Class R5	(809,051)	(7,823,697)	(4,043,733)	(46,852,200)
Class R6	(3,087,219)	(28,828,484)	(8,164,378)	(95,247,764)
Net increase (decrease) in share activity	(1,257,075)	$(10,577,947)	(383,633)	$(20,413,324)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Small Cap Discovery Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/16	$10.60	$(0.08)	$(0.02)	$(0.10)	$(1.45)	$9.05	(0.61)%		$439,098	1.36	%(e)	1.37	%(e)	(0.89	)%(e)	39%
Year ended 08/31/15	11.83	(0.09)	0.61	0.52	(1.75)	10.60	5.24		512,763	1.32		1.32		(0.85)		63
Year ended 08/31/14	12.20	(0.10)	1.62	1.52	(1.89)	11.83	13.15		527,759	1.32		1.32		(0.85)		79
Year ended 08/31/13	10.85	(0.08)	2.56	2.48	(1.13)	12.20	25.31		540,979	1.32		1.33		(0.72)		70
Year ended 08/31/12	10.56	(0.08)	1.47	1.39	(1.10)	10.85	14.33		607,073	1.38		1.43		(0.80)		78
Class B
Year ended 08/31/16	9.46	(0.07)	(0.02)	(0.09)	(1.45)	7.92	(0.57	)(f)	4,587	1.36	(e)(f)	1.37	(e)(f)	(0.89	)(e)(f)	39
Year ended 08/31/15	10.75	(0.08)	0.54	0.46	(1.75)	9.46	5.19	(f)	7,715	1.32	(f)	1.32	(f)	(0.85	)(f)	63
Year ended 08/31/14	11.25	(0.09)	1.48	1.39	(1.89)	10.75	13.11	(f)	10,216	1.32	(f)	1.32	(f)	(0.85	)(f)	79
Year ended 08/31/13	10.09	(0.07)	2.36	2.29	(1.13)	11.25	25.34	(f)	12,554	1.32	(f)	1.33	(f)	(0.72	)(f)	70
Year ended 08/31/12	9.89	(0.08)	1.38	1.30	(1.10)	10.09	14.40	(f)	13,754	1.38	(f)	1.43	(f)	(0.80	)(f)	78
Class C
Year ended 08/31/16	8.81	(0.12)	(0.03)	(0.15)	(1.45)	7.21	(1.39	)(g)	47,459	2.08	(e)(g)	2.09	(e)(g)	(1.61	)(e)(g)	39
Year ended 08/31/15	10.19	(0.15)	0.52	0.37	(1.75)	8.81	4.50		62,773	2.07		2.07		(1.60)		63
Year ended 08/31/14	10.83	(0.17)	1.42	1.25	(1.89)	10.19	12.21		55,961	2.07		2.07		(1.60)		79
Year ended 08/31/13	9.82	(0.15)	2.29	2.14	(1.13)	10.83	24.43		53,560	2.07		2.08		(1.47)		70
Year ended 08/31/12	9.73	(0.15)	1.34	1.19	(1.10)	9.82	13.43		48,486	2.13		2.18		(1.55)		78
Class Y
Year ended 08/31/16	11.02	(0.06)	(0.02)	(0.08)	(1.45)	9.49	(0.39)		75,188	1.11	(e)	1.12	(e)	(0.64	)(e)	39
Year ended 08/31/15	12.20	(0.07)	0.64	0.57	(1.75)	11.02	5.51		97,497	1.07		1.07		(0.60)		63
Year ended 08/31/14	12.50	(0.07)	1.66	1.59	(1.89)	12.20	13.42		114,973	1.07		1.07		(0.60)		79
Year ended 08/31/13	11.06	(0.05)	2.62	2.57	(1.13)	12.50	25.67		163,072	1.07		1.08		(0.47)		70
Year ended 08/31/12	10.72	(0.06)	1.50	1.44	(1.10)	11.06	14.60		206,367	1.13		1.18		(0.55)		78
Class R5
Year ended 08/31/16	11.08	(0.04)	(0.02)	(0.06)	(1.45)	9.57	(0.18)		1,698	0.91	(e)	0.92	(e)	(0.44	)(e)	39
Year ended 08/31/15	12.23	(0.05)	0.65	0.60	(1.75)	11.08	5.77		6,784	0.94		0.94		(0.47)		63
Year ended 08/31/14	12.52	(0.05)	1.65	1.60	(1.89)	12.23	13.49		45,126	0.94		0.94		(0.47)		79
Year ended 08/31/13(h)	11.48	(0.04)	2.21	2.17	(1.13)	12.52	21.25		44,037	0.93	(i)	0.94	(i)	(0.33	)(i)	70
Class R6
Year ended 08/31/16	11.09	(0.04)	(0.01)	(0.05)	(1.45)	9.59	(0.08)		73,299	0.86	(e)	0.87	(e)	(0.39	)(e)	39
Year ended 08/31/15	12.25	(0.04)	0.63	0.59	(1.75)	11.09	5.66		76,687	0.85		0.85		(0.38)		63
Year ended 08/31/14	12.52	(0.04)	1.66	1.62	(1.89)	12.25	13.67		109,145	0.84		0.84		(0.37)		79
Year ended 08/31/13(h)	11.48	(0.03)	2.20	2.17	(1.13)	12.52	21.25		68,425	0.83	(i)	0.84	(i)	(0.23	)(i)	70

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for fiscal years ended prior to August 31, 2013.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $464,709, $5,839, $52,875 $70,908, $3,146 and $72,208 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% for each of the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% for the year ended August 31, 2016.
(h)	Commencement date of September 24, 2012 for Class R5 and Class R6 shares.
(i)	Annualized.

20                         Invesco Small Cap Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Small Cap Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

21                         Invesco Small Cap Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,154.30	$7.47	$1,018.20	$7.00	1.38%
B	1,000.00	1154.50	7.47	1018.20	7.00	1.38
C	1,000.00	1149.90	11.13	1014.78	10.43	2.06
Y	1,000.00	1155.90	6.12	1019.46	5.74	1.13
R5	1,000.00	1158.40	4.39	1021.06	4.12	0.81
R6	1,000.00	1158.20	4.72	1020.76	4.42	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco Small Cap Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Small Cap Discovery Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. Invesco Advisers noted that performance of the Fund had improved since the mid-cap growth analysts had been added to the portfolio management

23                         Invesco Small Cap Discovery Fund

team. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one other fund sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Small Cap Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$101,565,201
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Small Cap Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Discovery Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	VK-SCD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2016

Invesco Strategic Real Return Fund
Nasdaq:
A: SRRAX ▪ C: SRRCX ▪ R: SRRQX ▪ Y: SRRYX ▪ R5: SRRFX ▪ R6: SRRSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the

European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks, including utilities stocks. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Strategic Real Return Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Strategic Real Return Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2016, Class A shares of Invesco Strategic Real Return Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Strategic Real Return Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/15 to 8/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.72%
Class C Shares	4.04
Class R Shares	4.46
Class Y Shares	5.09
Class R5 Shares	5.09
Class R6 Shares	5.09
The BofA Merrill Lynch Current 10-Year Treasury Index▼ (Broad Market Index)	7.35
Custom Invesco Strategic Real Return Index■ (Style-Specific Index)	6.08
Lipper Inflation Protected Bond Funds Index♦ (Peer Group Index)	4.18

Source(s): ▼Bloomberg L.P.; ■Invesco, Bloomberg L.P., FactSet Research Systems Inc.,

S&P Dow Jones Indices LLC; ♦Lipper Inc.

Market conditions and your Fund

The fiscal year began amid heightened global financial-market volatility triggered by a significant sell-off in Chinese equities; this sell-off was caused by concerns about China’s economic growth and uncertainty about the country’s monetary and fiscal policy response. The 10-year US Treasury yield reflected this volatility, as oil prices hit lows not seen in over a decade and as the solvency of several US energy companies began to be questioned. During January 2016, the confluence of these factors – global growth concerns, particularly with respect to emerging economies such as China; the effects of slower growth with respect to oil demand and lower oil prices; and the impact of lower demand and lower prices on energy company profits and solvency – all came together to produce a “perfect storm” that roiled global financial markets. From just before the end of calendar year 2015 through mid-February 2016, the 10-year US Treasury yield plummeted 69 basis points to 1.63%.1 (A basis point is one one-hundredth of a percentage point.) This caused US Treasury prices to rise as US Treasury bonds played their traditional role of buffering risk-asset volatility. Riskier asset classes, such as equities, commodities and bonds that carry credit risks associated with them (investment grade corporate, high yield and emerging market debt) posted significant losses.

The US Federal Reserve (the Fed) went ahead with its first interest rate hike in nearly a decade in December 2015, lifting the federal funds rate, the rate at which banks lend to each other overnight, from a range of zero to 0.25% to a range of 0.25% to 0.50% – an increase of 25 basis points.1 Realizing the systemic risks from the fallout of financial markets and the subsequent financial tightening which could significantly hamper economic growth and overall economic health, global central banks quickly acted to provide liquidity and more accommodative monetary policy to help spur growth. The Fed adopted language stating that risks to the economy would slow the frequency of rate hikes and that the neutral rate would likely be lower than it has been historically. The Bank of Japan (BOJ) and the European Central Bank (ECB) adopted negative interest rates in an attempt to stimulate growth by forcing investors to spend rather than save. These actions, together with the stabilization in oil prices, calmed markets and induced a significant rally across most risk assets. This rally more than offset the losses posted at the beginning of the year and carried through to the end of the reporting period.

  Amid this backdrop, inflation remained tame, and markets continued to be more concerned about disinflation and actual deflation across the globe. The BOJ battled against actual deflation while the ECB worked to avoid the potential of slipping back into a deflationary environment in Europe. In the US, inflation remained below the Fed’s 2% target, which helped keep Fed interest rate hikes at bay.

  In this environment, US Treasury inflation protected securities (TIPS) lagged their nominal Treasury bond counterparts. TIPS underperformed nominal US Treasury bonds because yields for TIPS declined less than yields for nominal US Treasuries and because inflation was benign during the reporting period. (TIPS benefit when inflation is unexpectedly high and/or rising.)

  Leveraged loans generally underperformed TIPS and the high yield bond market. Early in the reporting period, the leveraged loan market was plagued by the same macroeconomic factors that negatively impacted other risk assets, including global growth concerns, sinking commodity prices and concerns about potential interest rate hikes by the Fed. Similar to other risk assets, however, leveraged loans rebounded strongly during the first quarter of 2016.

  The high yield bond market fared the best of the three asset classes in which the Fund invests. The high yield bond market was among the most volatile asset classes, but it also posted among the strongest returns. As oil fell below $30 per barrel, investors feared an impending wave of defaults across the energy sector. Many energy and commodity companies issue high yield bonds, and a significant portion of those companies’ high yield debt fall within high yield indexes, ranging from 10% to 15% depending on which index is referenced. Once oil prices stabilized and central

Portfolio Composition
By security type	% of total net assets

U.S. Treasury Securities	44.9%
Fixed Income Funds	30.2
Bonds and Notes	23.6
Money Market Funds Plus Other Assets Less Liabilities	1.3

Top 5 Debt Issuers*
% of total net assets

1. U.S. Treasury	44.9%
2. Reynolds Group Issuer Inc./LLC	0.8
3. T-Mobile USA, Inc.	0.7
4. CIT Group Inc.	0.7
5. Gibraltar Industries Inc.	0.7

Total Net Assets	$18.4 million

Total Number of Holdings*	242

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of August 31, 2016.

4                         Invesco Strategic Real Return Fund

banks injected liquidity and implemented other accommodative measures, high yield indexes rallied.

    The Fund employs a diversified investment approach in an attempt to manage inflation risk. The Fund invests in bank loans and high yield securities, in addition to TIPS. Historically, these three asset classes have performed well in inflationary environments, while offering competitive yields. The Fund generated positive returns for the reporting period but, at NAV, underperformed its style-specific benchmark, the Custom Invesco Strategic Real Return Index. The Fund’s allocation among the three asset classes in which it invests largely remained static over the fiscal year and closely mirrored the allocations of its style-specific benchmark. Therefore, the Fund’s underperformance relative to its style-specific index was largely driven by the management of the underlying sleeves. The most notable detractor from the Fund’s relative performance was an underweight allocation to energy issues in the high yield debt sleeve. The Fund’s selection of TIPS added slightly to the Fund’s performance relative to its style-specific benchmark.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities.

    The Fund also invests in senior secured loans, which are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds – and senior secured loans provide a natural hedge against rising interest rates. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

    During the fiscal year, the Fund achieved returns from diversified inflation-sensitive securities. This remains a key goal of the Fund.

    Thank you for your investment in Invesco Strategic Real Return Fund.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Robert Young Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Strategic Real Return
Fund. He joined Invesco in 2001. Mr. Young earned a BA in economics from Cornell University and an MBA in finance and international business from Fordham University.

Thomas Ewald Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco or its investment advisory affiliates in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund.
He joined Invesco in 2000 and began managing the Fund on October 13, 2016, after the close of the reporting period. Mr. Roberts earned a BBA in finance from the University of Houston.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund.
He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

5                         Invesco Strategic Real Return Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 4/30/14

1	Source: Bloomberg L.P.
2	Source(s): Invesco, Bloomberg L.P., FactSet Research Systems Inc., S&P Dow Jones Indices LLC
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 10

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
■	Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofAML”) indices and related information, the name “Bank of America Merrill Lynch,” and related trademarks, are intellectual property licensed from BofAML, and may not be copied, used or distributed without BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by BofAML. BOFAML MAKES

NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Strategic Real Return Fund

Average Annual Total Returns
As of 8/31/16, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	0.93%
1 Year	2.06

Class C Shares
Inception (4/30/14)	1.31%
1 Year	3.04

Class R Shares
Inception (4/30/14)	1.80%
1 Year	4.46

Class Y Shares
Inception (4/30/14)	2.33%
1 Year	5.09

Class R5 Shares
Inception (4/30/14)	2.33%
1 Year	5.09

Class R6 Shares
Inception (4/30/14)	2.33%
1 Year	5.09

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.82%, 1.57%, 1.07%, 0.57%, 0.57%, and 0.57%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.47%, 3.22%, 2.72%, 2.22%, 2.39% and 2.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the

Average Annual Total Returns
As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	0.17%
1 Year	-0.65

Class C Shares
Inception (4/30/14)	0.59%
1 Year	0.15

Class R Shares
Inception (4/30/14)	1.12%
1 Year	1.65

Class Y Shares
Inception (4/30/14)	1.61%
1 Year	2.15

Class R5 Shares
Inception (4/30/14)	1.61%
1 Year	2.16

Class R6 Shares
Inception (4/30/14)	1.61%
1 Year	2.16

applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

     Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2016. See current prospectus for more information.

7                         Invesco Strategic Real Return Fund

Invesco Strategic Real Return Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

■	Unless otherwise stated, information presented in this report is as of August 31, 2016, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Asset-backed securities risk. Asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans, which could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Asset-backed securities also are subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.
■	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Collateralized loan obligations (CLO) risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

■	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
■	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Strategic Real Return Fund

■	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
■	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange- traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
■	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
■	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower- rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
■	Indexing risk. The TIPS portfolio uses an indexing approach and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the TIPS portfolio. Ordinarily, the Adviser will not sell portfolio securities of the TIPS portfolio except to reflect additions or deletions of the securities that comprise the underlying index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the TIPS portfolio, and therefore the Fund, will be negatively affected by declines in the securities represented by the underlying index. Also, there is no guarantee that the Adviser will be able to correlate the performance of the TIPS portfolio with that of the underlying index.
■	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
■	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such an event, the Fund may be required to

9                         Invesco Strategic Real Return Fund

make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
■	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
■	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
■	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
■	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
■	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
■	Sampling risk. The use by the TIPS portfolio of a representative sampling approach will result in its holding a smaller number of securities than are in the underlying index and in the TIPS portfolio holding securities not included in the underlying index. As a result, an adverse development respecting an issuer of securities held by the TIPS portfolio could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the underlying index were held. The use by the TIPS portfolio of a representative sampling approach may also include the risk that it may not track the return of the underlying index as well as it would have if the TIPS portfolio held all of the securities in the underlying index.
■	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
■	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
■	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

About indexes used in this report

■	The BofA Merrill Lynch Current 10 Year Treasury Index is a one-security index composed of the most recently issued 10-year US Treasury Note. The index is rebalanced monthly.
■	The Custom Invesco Strategic Real Return Index consists of 45% The BofA Merrill Lynch U.S. Inflation Linked Treasury Index, 30% S&P/LSTA Leveraged Loan Total Return Index and 25% The BofA Merrill Lynch U.S. High Yield Constrained Index.
■	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
■	The BofA Merrill Lynch U.S. Inflation-Linked Treasury Index tracks the performance of US dollar-denominated, inflation-linked sovereign debt publicly issued by the US government in its domestic market, with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year.
■	The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.
■	The BofA Merrill Lynch U.S. High Yield Constrained Index contains all the securities in The BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%.

continued on page 6

10                         Invesco Strategic Real Return Fund

Schedule of Investments(a)

August 31, 2016

	Principal Amount	Value
U.S. Treasury Securities–44.90%
U.S. Treasury Inflation — Indexed Notes–29.84%(b)
1.63%, 01/15/2018	$128,964	$132,322
0.13%, 04/15/2018	363,770	365,506
1.38%, 07/15/2018	114,001	118,089
2.13%, 01/15/2019	115,735	122,453
0.13%, 04/15/2019	356,499	359,583
1.88%, 07/15/2019	123,149	131,305
1.38%, 01/15/2020	146,449	154,274
0.13%, 04/15/2020	356,093	359,466
1.25%, 07/15/2020	246,555	261,083
1.13%, 01/15/2021	279,517	294,590
0.13%, 04/15/2021	112,978	114,100
0.63%, 07/15/2021	264,020	274,115
0.13%, 01/15/2022	308,807	311,605
0.13%, 07/15/2022	299,009	302,298
0.13%, 01/15/2023	294,555	296,278
0.38%, 07/15/2023	293,854	301,398
0.63%, 01/15/2024	290,974	302,443
0.13%, 07/15/2024	289,484	290,656
0.25%, 01/15/2025	293,363	295,930
0.38%, 07/15/2025	289,547	296,050
0.63%, 01/15/2026	302,237	315,094
0.13%, 07/15/2026	89,487	89,619
		5,488,257

U.S. Treasury Inflation — Indexed Bonds–15.06%(b)
2.38%, 01/15/2025	247,026	292,200
2.00%, 01/15/2026	169,761	197,714
2.38%, 01/15/2027	136,601	166,126
1.75%, 01/15/2028	128,505	149,599
3.63%, 04/15/2028	174,046	239,608
2.50%, 01/15/2029	110,347	139,587
3.88%, 04/15/2029	196,893	282,837
3.38%, 04/15/2032	46,573	68,141
2.13%, 02/15/2040	117,975	157,894
2.13%, 02/15/2041	180,932	244,360
0.75%, 02/15/2042	174,498	180,813
0.63%, 02/15/2043	164,161	165,623
1.38%, 02/15/2044	165,771	197,936
0.75%, 02/15/2045	165,456	172,062
1.00%, 02/15/2046	103,674	115,547
		2,770,047
Total U.S. Treasury Securities (Cost $8,094,836)		8,258,304

	Shares
Common Stocks–30.23%
Fixed-Income Funds–30.23%
Invesco Floating Rate Fund–Class R6 (Cost $5,890,468)(c)	750,138	5,558,524

	Principal Amount	Value
Bonds and Notes–23.63%
Advertising–0.06%
Lamar Media Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/01/2026(d)	$10,000	$10,825

Aerospace & Defense–0.74%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(d)	9,000	8,516
7.75%, 03/15/2020(d)	25,000	26,625
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/2021(d)	11,000	11,055
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(d)	21,000	22,129
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(d)	20,000	20,650
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	38,000	39,425
Sr. Unsec. Gtd. Sub. Notes, 6.38%, 06/15/2026(d)	8,000	8,240
		136,640

Agricultural & Farm Machinery–0.03%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	5,000	4,725

Airlines–0.14%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(d)	25,000	26,500

Alternative Carriers–0.19%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	15,000	15,825
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(d)	19,000	19,808
		35,633

Apparel Retail–0.18%
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	37,000	32,976

Asset Management & Custody Banks–0.60%
CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(d)	21,000	22,312
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(d)	8,000	8,190
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(d)	38,000	39,947
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(d)	29,000	31,755
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(d)	7,000	7,158
		109,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Auto Parts & Equipment–0.09%
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	$15,000	$15,675

Broadcasting–0.72%
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	14,000	14,735
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	13,000	13,163
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	21,000	17,010
Nexstar Escrow Corp., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(d)	11,000	11,289
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(d)	15,000	15,712
Sr. Unsec. Notes, 5.88%, 03/15/2026(d)	9,000	9,585
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(d)	23,000	23,776
TEGNA, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/2024(d)	10,000	10,625
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	16,000	16,500
		132,395

Building Products–1.11%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	17,000	18,381
Builders FirstSource, Inc., Sr. Sec. Gtd. Notes, 5.63%, 09/01/2024(d)	3,000	3,064
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(d)	11,000	12,567
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	125,000	130,000
Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(d)	25,000	26,625
6.00%, 10/15/2025(d)	12,000	13,200
		203,837

Cable & Satellite–1.02%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	13,000	13,357
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(d)	75,000	80,625
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	25,000	26,906
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	55,000	54,519
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	15,000	11,738
		187,145

	Principal Amount	Value
Casinos & Gaming–0.65%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	$24,000	$25,980
Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2026(d)	6,000	6,450
MGM Growth Properties Operating Partnership LP/ MGP Escrow Co-Issuer Inc., Sr. Unsec. Gtd. Notes, 5.63%, 05/01/2024(d)	5,000	5,437
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	9,000	8,966
7.75%, 03/15/2022	40,000	46,750
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	13,000	14,040
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/15/2022	2,000	2,088
Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(d)	10,000	10,150
		119,861

Commercial Printing–0.12%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(d)	20,000	21,025

Commodity Chemicals–0.07%
Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	13,000	13,325

Communications Equipment–0.13%
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Notes, 5.25%, 08/01/2026(d)	6,000	5,993
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	17,000	18,232
		24,225

Construction & Engineering–0.05%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	8,000	8,510

Construction Machinery & Heavy Trucks–1.18%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(d)	20,000	20,675
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	125,000	116,250
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	22,000	18,150
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	58,000	61,190
		216,265

Construction Materials–0.05%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 07/28/2014; Cost $11,220)(d)	11,000	9,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Consumer Finance–0.38%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	$15,000	$15,506
5.13%, 09/30/2024	50,000	54,188
		69,694

Diversified Banks–0.09%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 6.13%, 12/15/2022	15,000	16,068

Diversified Chemicals–0.23%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	44,000	42,680

Diversified Metals & Mining–0.50%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.55%, 03/01/2022	20,000	17,500
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.50%, 11/01/2020(d)	2,000	2,123
7.88%, 11/01/2022(d)	17,000	18,317
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	19,000	17,717
Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	26,000	24,830
8.50%, 06/01/2024(d)	10,000	11,225
		91,712

Electrical Components & Equipment–0.04%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(d)	8,000	8,060

Environmental & Facilities Services–0.17%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	30,000	31,613

Food Distributors–0.11%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(d)	20,000	21,000

Gas Utilities–0.30%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	10,000	10,750
5.88%, 08/20/2026	7,000	7,543
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	37,000	37,555
		55,848

General Merchandise Stores–0.08%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	14,000	15,120

Health Care Facilities–1.34%
Acadia Healthcare Co., Inc. Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	15,000	15,825
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	24,000	20,040

	Principal Amount	Value
Health Care Facilities–(continued)
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	$60,000	$64,462
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	10,000	10,350
5.88%, 02/15/2026	15,000	15,900
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	15,000	15,769
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(d)	14,000	14,438
5.88%, 12/01/2023	3,000	3,165
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(d)	25,000	26,312
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	14,000	13,388
8.00%, 08/01/2020	31,000	31,581
Universal Health Services, Inc, Sr. Sec. Gtd. First Lien Notes, 5.00%, 06/01/2026(d)	15,000	15,581
		246,811

Health Care Services–0.40%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	25,000	25,406
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(d)	17,000	17,893
MPH Acquisition Holdings LLC, Sr. Unsec. Notes, 7.13%, 06/01/2024(d)	28,000	30,240
		73,539

Home Improvement Retail–0.13%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(d)	25,000	23,375

Homebuilding–0.43%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	26,000	25,285
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	20,000	21,000
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	13,000	13,845
7.15%, 04/15/2020	5,000	5,544
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(d)	12,000	12,615
		78,289

Household Products–0.18%
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	10,000	10,850
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	22,000	22,770
		33,620

Independent Power Producers & Energy Traders–0.53%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	42,000	43,470
6.00%, 05/15/2026	2,000	2,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	$34,000	$34,000
NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/2027(d)	18,000	18,045
		97,635

Integrated Telecommunication Services–1.43%
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	27,000	29,430
Communications Sales & Leasing, Inc. /CSL Capital LLC, Sr. Sec. Gtd. First Lien Notes, 6.00%, 04/15/2023(d)	5,000	5,263
Frontier Communications Corp., Sr. Unsec. Global Notes, 7.88%, 01/15/2027	6,000	5,460
8.88%, 09/15/2020(d)	5,000	5,463
10.50%, 09/15/2022	15,000	16,462
11.00%, 09/15/2025	17,000	18,402
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	8,000	8,320
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	25,000	25,781
Sr. Unsec. Notes, 4.88%, 09/01/2024(d)	12,000	12,270
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/2023	125,000	135,625
		262,476

Internet Retail–0.10%
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	17,000	18,445

Internet Software & Services–0.29%
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	35,000	36,794
Match Group, Inc., Sr. Unsec. Global Notes, 6.38%, 06/01/2024	15,000	16,387
		53,181

Leisure Facilities–0.09%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	15,000	15,975

Leisure Products–0.14%
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(d)	24,000	25,320

Life Sciences Tools & Services–0.03%
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(d)	5,000	5,225

Managed Health Care–0.04%
Centene Corp., Sr. Unsec. Notes, 4.75%, 05/15/2022	7,000	7,306

	Principal Amount	Value
Metal & Glass Containers–0.95%
Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	$27,000	$28,181
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(d)	13,000	13,585
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	125,000	130,938
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(d)	2,000	2,150
		174,854

Movies & Entertainment–0.08%
Pinnacle Entertainment, Inc., Sr. Unsec. Bonds, 5.63%, 05/01/2024(d)	15,000	15,319

Oil & Gas Drilling–0.03%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	7,000	5,889

Oil & Gas Equipment & Services–0.04%
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	8,000	7,840

Oil & Gas Exploration & Production–1.97%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	13,000	13,097
6.00%, 12/01/2020	27,000	27,776
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 2/15/2022(d)	7,000	4,760
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	8,000	8,310
5.50%, 04/01/2023	48,000	49,800
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	8,000	7,770
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	10,000	10,625
Murphy Oil Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2024	3,000	3,143
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	32,000	33,040
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	19,000	17,622
Sr. Unsec. Gtd. Notes, 6.50%, 11/01/2021	4,000	3,725
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(d)	2,000	2,075
7.50%, 02/15/2022(d)	12,000	12,705
PDC Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/2022	9,000	9,473
QEP Resources, Inc., Sr. Unsec. Notes, 6.88%, 03/01/2021	7,000	7,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	$25,000	$24,812
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	5,000	4,963
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	6,000	6,225
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	45,000	46,969
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	5,000	4,875
6.50%, 01/01/2023	9,000	8,775
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	14,000	12,880
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	16,000	14,120
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	28,000	27,300
		362,190

Oil & Gas Refining & Marketing–0.12%
Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	22,000	22,633

Oil & Gas Storage & Transportation–1.18%
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	18,000	18,540
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(d)	20,000	20,650
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	51,000	54,187
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	17,000	17,255
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	16,000	16,560
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 10/15/2022	2,000	2,125
6.38%, 05/01/2024	50,000	53,625
Willams Cos. Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	22,000	22,605
Williams Partners L.P., Sr. Unsec. Notes, 4.00%, 11/15/2021	11,000	11,311
		216,858

Packaged Foods & Meats–0.32%
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(d)	7,000	7,569
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	17,000	18,062
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(d)	30,000	32,850
		58,481

	Principal Amount	Value
Paper Packaging–0.02%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	$4,000	$4,200

Paper Products–0.14%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	11,000	11,014
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	15,000	15,262
		26,276

Pharmaceuticals–0.52%
Concordia International Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(d)	31,000	24,102
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(d)	15,000	15,131
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(d)	25,000	21,875
5.88%, 05/15/2023(d)	5,000	4,413
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(d)	35,000	30,844
		96,365

Regional Banks–0.72%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	125,000	132,812

Restaurants–0.19%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(d)	20,000	20,975
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	12,000	13,110
		34,085

Semiconductors–0.19%
Micron Technology, Inc., Sr. Unsec. Notes, 5.25%, 08/01/2023(d)	26,000	25,350
5.25%, 01/15/2024(d)	10,000	9,625
		34,975

Specialized Consumer Services–0.09%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	15,000	15,994

Specialized Finance–0.26%
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	8,000	8,540
5.50%, 02/15/2022	35,000	38,281
		46,821

Specialized REIT’s–0.72%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	75,000	80,156
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	23,000	25,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Specialized REIT’s–(continued)
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	$25,000	$27,437
		132,721

Specialty Chemicals–0.31%
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(d)	15,000	17,250
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(d)	23,000	25,645
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(d)	11,000	11,729
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(d)	3,000	3,150
		57,774

Steel–0.56%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 6.13%, 06/01/2025	20,000	21,750
Sr. Unsec. Global Notes, 8.00%, 10/15/2039	3,000	3,210
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Sec. Gtd. Notes, 9.75%, 03/01/2022(d)	10,000	11,600
Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(d)	20,000	20,800
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2024	4,000	4,260
United States Steel Corp., Sr. Sec. First Lien Notes, 8.38%, 07/01/2021(d)	26,000	28,340
Sr. Unsec. Global Notes, 7.50%, 03/15/2022	11,000	10,725
Sr. Unsec. Notes, 6.88%, 04/01/2021	2,000	1,985
		102,670

Technology Hardware, Storage & Peripherals–0.32%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(d)	23,000	25,012
Sr. Unsec. Notes, 5.88%, 06/15/2021(d)	7,000	7,403

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–(continued)
Western Digital Corp., Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/01/2023(d)	$25,000	$27,148
		59,563

Trading Companies & Distributors–0.13%
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(d)	5,000	5,356
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	18,000	18,653
		24,009

Trucking–0.29%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/2022(d)	18,000	18,360
6.38%, 04/01/2024(d)	15,000	15,863
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(d)	20,000	19,100
		53,323

Wireless Telecommunication Services–0.32%
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(d)	20,000	22,100
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	23,000	22,943
7.88%, 09/15/2023	14,000	13,650
		58,693
Total Bonds and Notes (Cost $4,151,331)		4,346,216

	Shares
Money Market Funds–1.32%
Liquid Assets Portfolio–Institutional Class, 0.38%(e)	121,153	121,153
Premier Portfolio–Institutional Class, 0.37%(e)	121,153	121,153
Total Money Market Funds (Cost $242,306)		242,306
TOTAL INVESTMENTS–100.08% (Cost $18,378,941)		18,405,350
OTHER ASSETS LESS LIABILITIES–(0.08)%		(14,726)
NET ASSETS–100.00%		$18,390,624

Investment Abbreviations:

Gtd.	– Guaranteed
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured

Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(c)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of August 31, 2016 represented 30.23% of the Fund’s Net Assets. See Note 5.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”).The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2016 was $1,346,062, which represented 7.32% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Strategic Real Return Fund

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments, at value (Cost $12,246,167)	$12,604,520
Investments in affiliates, at value (Cost $6,132,774)	5,800,830
Total investments, at value (Cost $18,378,941)	18,405,350
Cash	6,548
Receivable for:
Investments sold	30,180
Fund shares sold	580
Dividends and interest	103,506
Investment for trustee deferred compensation and retirement plans	4,186
Other assets	24,718
Total assets	18,575,068

Liabilities:
Payable for:
Investments purchased	109,563
Fund shares reacquired	12,838
Accrued fees to affiliates	11,379
Accrued trustees’ and officers’ fees and benefits	3,454
Accrued other operating expenses	43,024
Trustee deferred compensation and retirement plans	4,186
Total liabilities	184,444
Net assets applicable to shares outstanding	$18,390,624

Net assets consist of:
Shares of beneficial interest	$18,702,968
Undistributed net investment income	115,155
Undistributed net realized gain (loss)	(453,908)
Net unrealized appreciation	26,409
$18,390,624

Net Assets:
Class A	$10,129,509
Class C	$549,185
Class R	$75,881
Class Y	$7,616,475
Class R5	$9,787
Class R6	$9,787

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,036,363
Class C	56,234
Class R	7,764
Class Y	779,051
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$9.77
Maximum offering price per share
(Net asset value of $9.77 ÷ 97.50%)	$10.02
Class C:
Net asset value and offering price per share	$9.77
Class R:
Net asset value and offering price per share	$9.77
Class Y:
Net asset value and offering price per share	$9.78
Class R5:
Net asset value and offering price per share	$9.78
Class R6:
Net asset value and offering price per share	$9.78

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Strategic Real Return Fund

Statement of Operations

For the year ended August 31, 2016

Investment income:
Interest	$370,974
Dividends from affiliated underlying funds	267,910
Total investment income	638,884

Expenses:
Advisory fees	68,310
Administrative services fees	50,000
Custodian fees	10,020
Distribution fees:
Class A	23,598
Class C	4,077
Class R	286
Transfer agent fees — A, C, R and Y	7,702
Transfer agent fees — R5	9
Transfer agent fees — R6	9
Trustees’ and officers’ fees and benefits	17,577
Registration and filing fees	82,656
Licensing Fees	2,233
Reports to shareholders	17,212
Professional services fees	84,460
Other	16,593
Total expenses	384,742
Less: Fees waived and expenses reimbursed	(295,709)
Net expenses	89,033
Net investment income	549,851

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(232,689)
Futures contracts	(9,818)
(242,507)
Change in net unrealized appreciation (depreciation) of:
Investment securities	516,616
Futures contracts	(13)
516,603
Net realized and unrealized gain	274,096
Net increase in net assets resulting from operations	$823,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Strategic Real Return Fund

Statement of Changes in Net Assets

For the years ended August 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$549,851	$452,953
Net realized gain (loss)	(242,507)	(169,074)
Change in net unrealized appreciation (depreciation)	516,603	(633,008)
Net increase (decrease) in net assets resulting from operations	823,947	(349,129)

Distributions to shareholders from net investment income:
Class A	(288,940)	(219,582)
Class C	(8,916)	(6,386)
Class R	(1,528)	(387)
Class Y	(235,320)	(215,309)
Class R5	(313)	(288)
Class R6	(313)	(288)
Total distributions from net investment income	(535,330)	(442,240)

Share transactions-net:
Class A	1,035,979	1,466,432
Class C	82,103	418,097
Class R	39,543	25,789
Class Y	286,958	12,090
Class R5	—	—
Class R6	—	—
Net increase in net assets resulting from share transactions	1,444,583	1,922,408
Net increase in net assets	1,733,200	1,131,039

Net assets:
Beginning of year	16,657,424	15,526,385
End of year (includes undistributed net investment income of $115,155 and $68,101, respectively)	$18,390,624	$16,657,424

Notes to Financial Statements

August 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Strategic Real Return Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

19                         Invesco Strategic Real Return Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

20                         Invesco Strategic Real Return Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or

21                         Invesco Strategic Real Return Fund

losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.40%
Next $2.5 billion	0.35%
Over $3.5 billion	0.33%

For the year ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2016 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.79%, 1.54%, 1.04%, 0.54%, 0.54% and 0.54%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2016. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended August 31, 2016, the Adviser waived advisory fees of $68,310, reimbursed fund level expense of $219,680 and reimbursed class level expenses of $4,261, $184, $26, $3,230, $9 and $9 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2016, IDI advised the Fund that IDI retained $2,541 in front-end sales commissions from the sale of Class A shares.

22                         Invesco Strategic Real Return Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,800,830	$—	$—	$5,800,830
U.S. Treasury Securities	—	8,258,304	—	8,258,304
Corporate Debt Securities	—	4,346,216	—	4,346,216
Total Investments	$5,800,830	$12,604,520	$—	$18,405,350

NOTE 4—Derivative Investments

Effect of Derivative Investments for the year ended August 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Interest rate risk	$(9,818)
Change in Net Unrealized Appreciation (Depreciation):
Interest rate risk	(13)
Total	$(9,831)

The table below summarizes the average notional value of futures contracts, outstanding during the period.

Futures Contracts
Average notional value	$213,878

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the year ended August 31, 2016.

	Value 08/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/16	Dividend Income
Invesco Floating Rate Fund	$4,979,425	$764,562	$(102,300)	$(77,175)	$(5,988)	$5,558,524	$266,832

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

23                         Invesco Strategic Real Return Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2016 and 2015:

	2016	2015
Ordinary income	$535,330	$442,240

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$191,004
Net unrealized appreciation — investments	(75,981)
Temporary book/tax differences	(4,055)
Capital loss carryforward	(423,312)
Shares of beneficial interest	18,702,968
Total net assets	$18,390,624

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond premium amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not Subject to Expiration	$229,410	$193,902	$423,312

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2016 was $4,783,988 and $3,682,262, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,546,310 and $2,082,233, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$340,818
Aggregate unrealized (depreciation) of investment securities	(416,799)
Net unrealized appreciation of investment securities	$(75,981)

Cost of investments for tax purposes is $18,481,331.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, on August 31, 2016, undistributed net investment income was increased by $32,533 and undistributed net realized gain (loss) was decreased by $32,533. This reclassification had no effect on the net assets of the Fund.

24                         Invesco Strategic Real Return Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	270,704	$2,571,457	174,539	$1,714,799
Class C	41,352	392,999	49,594	488,421
Class R	4,026	38,280	2,588	25,640
Class Y	31,509	303,454	1,227	12,010

Issued as reinvestment of dividends:
Class A	7,271	68,375	2,237	21,862
Class C	909	8,553	632	6,170
Class R	134	1,263	15	149
Class Y	179	1,717	11	109

Reacquired:
Class A	(170,511)	(1,603,853)	(27,409)	(270,229)
Class C	(33,763)	(319,449)	(7,830)	(76,494)
Class Y	(1,873)	(18,213)	(3)	(29)
Net increase in share activity	149,937	$1,444,583	195,601	$1,922,408

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate own 7% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
80% of the outstanding shares of the fund are owned by the Adviser or an affiliate of the Adviser.

25                         Invesco Strategic Real Return Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/16	$9.62	$0.30	$0.14	$0.44	$(0.29)	$9.77	4.72%	$10,130	0.61	%(e)	2.34	%(e)	3.13	%(e)	35%
Year ended 08/31/15	10.11	0.26	(0.49)	(0.23)	(0.26)	9.62	(2.26)	8,936	0.60		2.25		2.71		25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.44	7,880	0.59	(g)	2.87	(g)	4.21	(g)	13
Class C
Year ended 08/31/16	9.61	0.23	0.15	0.38	(0.22)	9.77	4.04	549	1.36	(e)	3.09	(e)	2.38	(e)	35
Year ended 08/31/15	10.10	0.19	(0.49)	(0.30)	(0.19)	9.61	(3.00)	459	1.35		3.00		1.96		25
Year ended 08/31/14(f)	10.00	0.12	0.09	0.21	(0.11)	10.10	2.14	54	1.34	(g)	3.62	(g)	3.46	(g)	13
Class R
Year ended 08/31/16	9.62	0.28	0.14	0.42	(0.27)	9.77	4.46	76	0.86	(e)	2.59	(e)	2.88	(e)	35
Year ended 08/31/15	10.11	0.24	(0.49)	(0.25)	(0.24)	9.62	(2.51)	35	0.85		2.50		2.46		25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.37	10	0.84	(g)	3.12	(g)	3.96	(g)	13
Class Y
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	7,616	0.36	(e)	2.09	(e)	3.38	(e)	35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	7,209	0.35		2.00		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	7,563	0.34	(g)	2.62	(g)	4.46	(g)	13
Class R5
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35	(e)	2.14	(e)	3.39	(e)	35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35		2.07		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13
Class R6
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35	(e)	2.14	(e)	3.39	(e)	35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35		2.07		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that your Fund bears indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.23%, 0.22% and 0.21%, for the years ended August 31, 2016 and 2015, and for the period April 30, 2014 (commencement date) through August 31, 2014, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $9,439, $408, $57, $7,154, $9 and $9 for Class A, Class B, Class C, Class P, Class R, Class S Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of April 30, 2014.
(g)	Annualized.

26                         Invesco Strategic Real Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Strategic Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Strategic Real Return Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period April 30, 2014 (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 24, 2016

Houston, Texas

27                         Invesco Strategic Real Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2016 through August 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,070.90	$3.18	$1,022.07	$3.10	0.61%
C	1,000.00	1,068.00	7.07	1,018.30	6.90	1.36
R	1,000.00	1,069.50	4.47	1,020.81	4.37	0.86
Y	1,000.00	1,073.30	1.88	1,023.33	1.83	0.36
R5	1,000.00	1,073.30	1.88	1,023.33	1.83	0.36
R6	1,000.00	1,073.30	1.88	1,023.33	1.83	0.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2016 through August 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

28                         Invesco Strategic Real Return Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Strategic Real Return Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the

Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund was new and compared the Fund’s performance during the past one calendar year to the performance of funds in the Broadridge performance universe and against the Lipper Inflation Protected Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

29                         Invesco Strategic Real Return Fund

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco

Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

30                         Invesco Strategic Real Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	11.27%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco Strategic Real Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			147	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			147	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	147	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	147	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	147	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			147	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	147	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	147	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	147	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	147	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	147	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	147	None

T-2                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	147	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Strategic Real Return Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	SRR-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PricewaterhouseCoopers LLP’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. PricewaterhouseCoopers LLP has communicated that the circumstances which called into question its independence under the Loan Rule with respect to the audits of the Funds are consistent with the circumstances described in the no action letter. PricewaterhouseCoopers LLP also concluded that its objectivity and impartiality was not impaired with respect to the planning for and execution of the Funds’ audits and that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP have concluded that PricewaterhouseCoopers LLP can continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex intends to rely upon the no-action letter.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund will need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless it’s term is extended or made permanent by the SEC Staff.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2016 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$481,050	N/A	$430,750	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$140,825	0%	$104,715	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$621,875	0%	$535,465	0%

(g) PWC billed the Registrant aggregate non-audit fees of $140,825 for the fiscal year ended 2016, and $104,715 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end August 31, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end August 31, 2015 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2016 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit-Related Fees	$635,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$2,731,000	0%	$2,600,000	0%

Total Fees(2)	$3,366,000	0%	$3,174,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $5,633,000 for the fiscal year ended August 31, 2016, and $7,225,000 for the fiscal year ended August 31, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $21 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of August 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sherri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 4, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.